UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-21341

Name of Fund: BlackRock Credit Allocation Income Trust I, Inc. (PSW)

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Credit Allocation Income Trust I, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 10/31/2012

Date of reporting period: 10/31/2012

Item 1 –	Report to Stockholders

October 31, 2012

Annual Report

BlackRock Credit Allocation Income Trust I, Inc. (PSW)

BlackRock Credit Allocation Income Trust II, Inc. (PSY)

BlackRock Credit Allocation Income Trust III (BPP)

BlackRock Credit Allocation Income Trust IV (BTZ)

BlackRock Floating Rate Income Trust (BGT)

Not FDIC Insured • No Bank Guarantee • May Lose Value

2	ANNUAL REPORT	OCTOBER 31, 2012

Dear Shareholder

In the final months of 2011, financial markets were highly volatile but were in a mode of gradual improvement. Global central bank actions and better-than-expected economic data tempered investors’ anxiety after markets had been upended in the previous quarter by sovereign debt turmoil in the United States and Europe. Improving sentiment carried over into early 2012 as investors felt some relief from the world’s financial woes. Volatility was low and risk assets (including stocks, commodities and high yield bonds) moved boldly higher through the first two months of 2012, while climbing Treasury yields pressured higher-quality fixed income assets.

Markets reversed course in the spring when Europe’s debt problems boiled over once again. High levels of volatility returned as political instability threatened Greece’s membership in the eurozone and debt problems in Spain grew increasingly severe. Sovereign debt yields in peripheral European countries continued to rise while finance leaders deliberated over the fiscal integration of the currency bloc. Alongside the drama in Europe, investors were discouraged by gloomy economic reports from various parts of the world. A slowdown in China, a key powerhouse for global growth, emerged as a particular concern. In the United States, disappointing jobs reports dealt a crushing blow to investor sentiment. Risk assets sold off in the second quarter as investors retreated to safe haven assets.

Despite ongoing concerns about the health of the global economy and the debt crisis in Europe, most asset classes enjoyed a robust summer rally powered mainly by expectations for policy stimulus from central banks in Europe and the United States. Global economic data continued to be mixed, but the spate of downside surprises seen in the second quarter had receded and, outside of some areas of Europe, the risk of recession largely subsided. Additionally, in response to mounting debt pressures, the European Central Bank allayed fears by affirming its conviction to preserve the euro bloc. Early in September, the European Central Bank announced its plan to purchase sovereign debt in the eurozone’s most troubled nations. Later that month, the US Federal Reserve announced its long-awaited — and surprisingly aggressive — stimulus program, committing to purchase $40 billion of agency mortgage-backed securities per month until the US economy exhibits enough strength to sustain real growth and the labor market shows solid improvement. These central bank actions boosted investor confidence and risk assets rallied globally.

European stocks continued their advance in the final month of the reporting period as progress toward fiscal integration created a more positive atmosphere for investors. However, as corporate earnings season got underway in the United States, lackluster results pointed to the fragility of global growth and pushed US equity markets down for the month of October. The period ended with increasing concern about how and when US politicians would resolve the nation’s looming fiscal crisis, known as the “fiscal cliff.”

All asset classes performed well for the 12-month period ended October 31, 2012, with the strongest returns coming from US stocks and high yield bonds. For the six-month period ended October 31, 2012, equities underperformed fixed income investments, where high yield was the leading sector. US and international stocks finished the six-month period with modest gains, while emerging market stocks lagged other asset classes amid ongoing uncertainty. Near-zero short term interest rates continued to keep yields on money market securities near their all-time lows.

Although the financial world remains highly uncertain, we believe there are new avenues of opportunity — new ways to invest and new markets to consider. We believe it’s our responsibility to help investors adapt to today’s new world of investing and build the portfolios these times require. We encourage you to visit www.blackrock.com/newworld for more information.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

“Although the financial world remains highly uncertain, we believe there are new avenues of opportunity.”

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of October 31, 2012
	6-month	12-month
US large cap equities (S&P 500® Index)	2.16%	15.21%
US small cap equities (Russell 2000® Index)	0.95	12.08
International equities (MSCI Europe, Australasia, Far East Index)	2.12	4.61
Emerging market equities (MSCI Emerging Markets Index)	(1.25)	2.63
3-month Treasury bill (BofA Merrill Lynch 3-Month US Treasury Bill Index)	0.06	0.08
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	3.49	7.46
US investment grade bonds (Barclays US Aggregate Bond Index)	2.75	5.25
Tax-exempt municipal bonds (S&P Municipal Bond Index)	3.65	9.57
US high yield bonds (Barclays US Corporate High Yield 2% Issuer Capped Index)	6.24	13.58
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of October 31, 2012	BlackRock Credit Allocation Income Trust I, Inc.

Fund Overview

BlackRock Credit Allocation Income Trust I, Inc.’s (PSW) (the “Fund”) primary investment objective is to provide holders of common shares (“Common Shareholders”) with high current income. The secondary investment objective of the Fund is to provide Common Shareholders with capital appreciation. The Fund seeks to achieve its investment objectives by investing, under normal market conditions, at least 80% of its assets in credit-related securities, including, but not limited to, investment grade corporate bonds, high yield bonds (commonly referred to as “junk” bonds), bank loans, preferred securities or convertible bonds or derivatives with economic characteristics similar to these credit-related securities. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Portfolio Management Commentary

•

On July 27, 2012, the Board of Directors of PSW approved a plan of reorganization whereby BlackRock Credit Allocation Income Trust IV (BTZ) would acquire all of the assets and assume all of the liabilities of PSW in exchange for newly issued shares of BTZ in a merger transaction. At a shareholder meeting on November 2, 2012, PSW shareholders approved the plan of reorganization and BTZ shareholders approved the issuance of BTZ shares in connection with the reorganization. The reorganization took place on December 10, 2012.

How did the Fund perform?

•

For the 12-month period ended October 31, 2012, the Fund returned 24.59% based on market price and 17.95% based on net asset value (“NAV”). For the same period, the closed-end Lipper Corporate BBB-Rated Debt Funds (Leveraged) category posted an average return of 21.64% based on market price and 15.80% based on NAV. All returns reflect reinvestment of dividends. The Fund’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

What factors influenced performance?

•

The largest contributor to performance for the period was the Fund’s allocation to the financials sector, which has seen very strong performance in 2012, especially in the first quarter. The rally in financials was driven mainly by the completion of the widely anticipated Greek sovereign debt restructuring and the launch of a second allotment of long-term refinancing operations (“LTROs”) from the European Central Bank (“ECB”). Risk assets broadly moved higher through the first quarter due to the reduction of systemic risk stemming from the eurozone’s sovereign debt crisis coupled with improving economic data in the United States. The Fund has held a long position in financials since the latter half of 2011 when valuations became attractive and credit fundamentals began to improve due to heightened industry regulation following the 2008 financial crisis. Another source of positive performance was the Fund’s allocation to capital trust securities, which have experienced significant price appreciation due to banking and financial industry regulatory reform under Basel III and the Dodd Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”). Positioning within industrials aided performance as the Fund was selectively overweight in higher-beta names (i.e., those with greater sensitivity to market movements) early in 2012, particularly in the technology, media and telecommunications space. The

Fund’s exposure to high yield corporate bonds drove strong returns and supported the Fund’s overall yield.

•

Detracting modestly from the Fund’s performance was an allocation to the metals and mining space. As China has shown signs of slowing economic growth and a move away from its investment-based economy, the metals and mining sector has struggled given its close ties to the Chinese growth story.

Describe recent portfolio activity.

•

Early in the 12-month period, the Fund reduced its overall risk profile by favoring high quality companies with strong balance sheets and by decreasing leverage and portfolio duration (sensitivity to interest rate movements). However, following an important step by the ECB to alleviate liquidity strains in the financial markets through its LTROs, the Fund increased risk significantly in early 2012 as the market appeared to be poised for a strong rally. Improving credit fundamentals coupled with the reduction of major liquidity risks proved the right formula for a rally in the credit space. The Fund expressed this view largely by increasing exposure to the financials sector, where valuations were attractive. The Fund reduced risk again at the end of the first quarter as the positive effect of the ECB’s LTROs began to fade and the market was growing impatient with the stalling global economic growth. Accordingly, the Fund positioned itself away from sectors directly tied to growth, and instead focused on companies that derive cash flows from the United States and are less sensitive to slowing global growth. In particular, the Fund increased exposure to US pipelines and electric companies as they tend to generate stable cash flows despite the slowing growth dynamic.

Describe portfolio positioning at period end.

•

As of period end, the Fund maintained diversified exposure across investment grade and high yield corporate credits. While investment grade credit has experienced dramatic spread tightening in the past year, Fund management continued to find value in this space. The Fund continued to generate additional yield from its sizeable allocation to high yield debt. Within the credit space, the Fund retained a strong allocation to financials, although to a lesser extent than earlier in 2012. The Fund’s holdings at period end reflected a slightly more defensive bias, with a focus on the US growth story, which remained relatively benign as compared to the rest of the world. To this end, the Fund favored companies with cash flows derived from the United States and a lower sensitivity to recession in Europe.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	ANNUAL REPORT	OCTOBER 31, 2012

BlackRock Credit Allocation Income Trust I, Inc.

Fund Information

Symbol on New York Stock Exchange (“NYSE”)	PSW
Initial Offering Date	August 1, 2003
Yield on Closing Market Price as of October 31, 2012 ($10.70)[1]	6.67%
Current Monthly Distribution per Common Share[2]	$0.0595
Current Annualized Distribution per Common Share[2]	$0.7140
Economic Leverage as of October 31, 2012[3]	33%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	The distribution rate is not constant and is subject to change.

[3]

Represents reverse repurchase agreements as a percentage of total managed assets, which is the total assets of the Fund (including any assets attributable to any borrowings) minus the sum of liabilities (other than borrowings representing financial leverage). For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 14.

The table below summarizes the changes in the Fund’s market price and NAV per share:

	10/31/12	10/31/11	Change	High	Low
Market Price	$10.70	$9.25	15.68%	$10.80	$8.86
Net Asset Value	$11.52	$10.52	9.51%	$11.52	$10.06

The following charts show the portfolio composition of the Fund's long-term investments and credit quality allocations of the Fund’s corporate bond and US government securities investments:

Portfolio Composition
	10/31/12	10/31/11
Corporate Bonds	80%	82%
Preferred Securities	16	15
US Treasury Obligations	2	1
Asset-Backed Securities	1	1
Taxable Municipal Bonds	1	1

Credit Quality Allocations[4]
	10/31/12	10/31/11
AAA/Aaa[5]	2%	1%
AA/Aa	3	7
A.	21	28
BBB/Baa.	43	38
BB/Ba.	17	15
B.	10	8
CCC/Caa.	1	1
Not Rated	3	2

[4]	Using the higher of Standard & Poor’s (“S&P’s”) or Moody’s Investors Service (“Moody’s”) ratings.

[5]	Includes US Treasury obligations that are deemed AAA by the investment advisor.

ANNUAL REPORT	OCTOBER 31, 2012	5

Fund Summary as of October 31, 2012	BlackRock Credit Allocation Income Trust II, Inc.

Fund Overview

BlackRock Credit Allocation Income Trust II, Inc.’s (PSY) (the “Fund”) primary investment objective is to provide Common Shareholders with current income. The secondary investment objective of the Fund is to provide Common Shareholders with capital appreciation. The Fund seeks to achieve its investment objectives by investing, under normal market conditions, at least 80% of its assets in credit-related securities, including, but not limited to, investment grade corporate bonds, high yield bonds (commonly referred to as “junk” bonds), bank loans, preferred securities or convertible bonds or derivatives with economic characteristics similar to these credit-related securities. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Portfolio Management Commentary

•

On July 27, 2012, the Board of Directors of PSY approved a plan of reorganization whereby BTZ would acquire all of the assets and assume all of the liabilities of PSY in exchange for newly issued shares of BTZ in a merger transaction. At a shareholder meeting on November 2, 2012, PSY shareholders approved the plan of reorganization and BTZ shareholders approved the issuance of BTZ shares in connection with the reorganization. The reorganization took place on December 10, 2012.

How did the Fund perform?

•

For the 12-month period ended October 31, 2012, the Fund returned 26.84% based on market price and 18.28% based on NAV. For the same period, the closed-end Lipper Corporate BBB-Rated Debt Funds (Leveraged) category posted an average return of 21.64% based on market price and 15.80% based on NAV. All returns reflect reinvestment of dividends. The Trust’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

What factors influenced performance?

•

The largest contributor to performance for the period was the Fund’s allocation to the financials sector, which has seen very strong performance in 2012, especially in the first quarter. The rally in financials was driven mainly by the completion of the widely anticipated Greek sovereign debt restructuring and the launch of a second allotment of LTROs from the ECB. Risk assets broadly moved higher through the first quarter due to the reduction of systemic risk stemming from the eurozone’s sovereign debt crisis coupled with improving economic data in the United States. The Fund has held a long position in financials since the latter half of 2011 when valuations became attractive and credit fundamentals began to improve due to heightened industry regulation following the 2008 financial crisis. Another source of positive performance was the Fund’s allocation to capital trust securities, which have experienced significant price appreciation due to banking and financial industry regulatory reform under Basel III and the Dodd-Frank Act. Positioning within industrials aided performance as the Fund was selectively overweight in higher-beta names (i.e., those with greater sensitivity to market movements) early in 2012, particularly in the technology, media and telecommunications space. The Fund’s exposure to high yield corporate bonds drove strong returns and supported the Fund’s overall yield.

•

Detracting modestly from the Fund’s performance was an allocation to the metals and mining space. As China has shown signs of slowing economic growth and a move away from its investment-based economy, the metals and mining sector has struggled given its close ties to the Chinese growth story.

Describe recent portfolio activity.

•

Early in the 12-month period, the Fund reduced its overall risk profile by favoring high quality companies with strong balance sheets and by decreasing leverage and portfolio duration (sensitivity to interest rate movements). However, following an important step by the ECB to alleviate liquidity strains in the financial markets through its LTROs, the Fund increased risk significantly in early 2012 as the market appeared to be poised for a strong rally. Improving credit fundamentals coupled with the reduction of major liquidity risks proved the right formula for a rally in the credit space. The Fund expressed this view largely by increasing exposure to the financials sector, where valuations were attractive. The Fund reduced risk again at the end of the first quarter as the positive effect of the ECB’s LTROs began to fade and the market was growing impatient with the stalling global economic growth. Accordingly, the Fund positioned itself away from sectors directly tied to growth, and instead focused on companies that derive cash flows from the United States and are less sensitive to slowing global growth. In particular, the Fund increased exposure to US pipelines and electric companies as they tend to generate stable cash flows despite the slowing growth dynamic.

Describe portfolio positioning at period end.

•

As of period end, the Fund maintained diversified exposure across investment grade and high yield corporate credits. While investment grade credit has experienced dramatic spread tightening in the past year, Fund management continued to find value in this space. The Fund continued to generate additional yield from its sizeable allocation to high yield debt. Within the credit space, the Fund retained a strong allocation to financials, although to a lesser extent than earlier in 2012. The Fund’s holdings at period end reflected a slightly more defensive bias, with a focus on the US growth story, which remained relatively benign as compared to the rest of the world. To this end, the Fund favored companies with cash flows derived from the United States and a lower sensitivity to recession in Europe.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

6	ANNUAL REPORT	OCTOBER 31, 2012

BlackRock Credit Allocation Income Trust II, Inc.

Fund Information

Symbol on NYSE	PSY
Initial Offering Date	March 28, 2003
Yield on Closing Market Price as of October 31, 2012 ($11.54)[1]	6.34%
Current Monthly Distribution per Common Share[2]	$0.061
Current Annualized Distribution per Common Share[2]	$0.732
Economic Leverage as of October 31, 2012[3]	32%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	The distribution rate is not constant and is subject to change.

[3]

Represents reverse repurchase agreements as a percentage of total managed assets, which is the total assets of the Fund (including any assets attributable to any borrowings) minus the sum of liabilities (other than borrowings representing financial leverage). For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 14.

The table below summarizes the changes in the Fund’s market price and NAV per share:

	10/31/12	10/31/11	Change	High	Low
Market Price	$11.54	$9.74	18.48%	$11.65	$9.42
Net Asset Value	$12.43	$11.25	10.49%	$12.43	$10.84

The following charts show the portfolio composition of the Fund's long-term investments and credit quality allocations of the Fund’s corporate bond and US government securities investments:

Portfolio Composition
	10/31/12	10/31/11
Corporate Bonds	79%	80%
Preferred Securities	16	17
US Treasury Obligations	3	1
Asset-Backed Securities	1	1
Taxable Municipal Bonds	1	1

Credit Quality Allocations[4]
	10/31/12	10/31/11
AAA/Aaa[5]	4%	1%
AA/Aa	2	7
A.	22	26
BBB/Baa.	42	39
BB/Ba.	18	17
B.	9	7
CCC/Caa.	1	1
Not Rated	2	2

[4]	Using the higher of S&P’s or Moody’s ratings.

[5]	Includes US Treasury obligations that are deemed AAA by the investment advisor.

ANNUAL REPORT	OCTOBER 31, 2012	7

Fund Summary as of October 31, 2012	BlackRock Credit Allocation Income Trust III

Fund Overview

BlackRock Credit Allocation Income Trust III’s (BPP) (the “Fund”) investment objective is to provide high current income consistent with capital preservation. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in credit-related securities, including, but not limited to, investment grade corporate bonds, high yield bonds (commonly referred to as “junk” bonds), bank loans, preferred securities or convertible bonds or derivatives with economic characteristics similar to these credit-related securities. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Portfolio Management Commentary

•

On July 27, 2012, the Board of Directors of BPP approved a plan of reorganization whereby BTZ would acquire all of the assets and assume all of the liabilities of BPP in exchange for newly issued shares of BTZ in a merger transaction. At a shareholder meeting on November 2, 2012, BPP shareholders approved the plan of reorganization and BTZ shareholders approved the issuance of BTZ shares in connection with the reorganization. The reorganization took place on December 10, 2012.

How did the Fund perform?

•

For the 12-month period ended October 31, 2012, the Fund returned 24.67% based on market price and 17.53% based on NAV. For the same period, the closed-end Lipper Corporate BBB-Rated Debt Funds (Leveraged) category posted an average return of 21.64% based on market price and 15.80% based on NAV. All returns reflect reinvestment of dividends. The Fund’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

What factors influenced performance?

•

The largest contributor to performance for the period was the Fund’s allocation to the financials sector, which has seen very strong performance in 2012, especially in the first quarter. The rally in financials was driven mainly by the completion of the widely anticipated Greek sovereign debt restructuring and the launch of a second allotment of LTROs from the ECB. Risk assets broadly moved higher through the first quarter due to the reduction of systemic risk stemming from the eurozone’s sovereign debt crisis coupled with improving economic data in the United States. The Fund has held a long position in financials since the latter half of 2011 when valuations became attractive and credit fundamentals began to improve due to heightened industry regulation following the 2008 financial crisis. Another source of positive performance was the Fund’s allocation to capital trust securities, which have experienced significant price appreciation due to banking and financial industry regulatory reform under Basel III and the Dodd-Frank Act. Positioning within industrials aided performance as the Fund was selectively overweight in higher-beta names (i.e., those with greater sensitivity to market movements) early in 2012, particularly in the technology, media and telecommunications space. The Fund’s exposure to high yield corporate bonds drove strong returns and supported the Fund’s overall yield.

•

Detracting modestly from the Fund’s performance was an allocation to the metals and mining space. As China has shown signs of slowing economic growth and a move away from its investment-based economy, the metals and mining sector has struggled given its close ties to the Chinese growth story.

Describe recent portfolio activity.

•

Early in the 12-month period, the Fund reduced its overall risk profile by favoring high quality companies with strong balance sheets and by decreasing leverage and portfolio duration (sensitivity to interest rate movements). However, following an important step by the ECB to alleviate liquidity strains in the financial markets through its LTROs, the Fund increased risk significantly in early 2012 as the market appeared to be poised for a strong rally. Improving credit fundamentals coupled with the reduction of major liquidity risks proved the right formula for a rally in the credit space. The Fund expressed this view largely by increasing exposure to the financials sector, where valuations were attractive. The Fund reduced risk again at the end of the first quarter as the positive effect of the ECB’s LTROs began to fade and the market was growing impatient with the stalling global economic growth. Accordingly, the Fund positioned itself away from sectors directly tied to growth, and instead focused on companies that derive cash flows from the United States and are less sensitive to slowing global growth. In particular, the Fund increased exposure to US pipelines and electric companies as they tend to generate stable cash flows despite the slowing growth dynamic.

Describe portfolio positioning at period end.

•

As of period end, the Fund maintained diversified exposure across investment grade and high yield corporate credits. While investment grade credit has experienced dramatic spread tightening in the past year, Fund management continued to find value in this space. The Fund continued to generate additional yield from its sizeable allocation to high yield debt. Within the credit space, the Fund retained a strong allocation to financials, although to a lesser extent than earlier in 2012. The Fund’s holdings at period end reflected a slightly more defensive bias, with a focus on the US growth story, which remained relatively benign as compared to the rest of the world. To this end, the Fund favored companies with cash flows derived from the United States and a lower sensitivity to recession in Europe.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

8	ANNUAL REPORT	OCTOBER 31, 2012

BlackRock Credit Allocation Income Trust III

Fund Information

Symbol on NYSE	BPP
Initial Offering Date	February 28, 2003
Yield on Closing Market Price as of October 31, 2012 ($12.28)[1]	6.21%
Current Monthly Distribution per Common Share[2]	$0.0635
Current Annualized Distribution per Common Share[2]	$0.7620
Economic Leverage as of October 31, 2012[3]	32%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	The distribution rate is not constant and is subject to change.

[3]

Represents reverse repurchase agreements as a percentage of total managed assets, which is the total assets of the Fund (including any assets attributable to any borrowings) minus the sum of liabilities (other than borrowings representing financial leverage). For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 14.

The table below summarizes the changes in the Fund’s market price and NAV per share:

	10/31/12	10/31/11	Change	High	Low
Market Price	$12.28	$10.53	16.62%	$12.40	$10.05
Net Asset Value	$13.27	$12.07	9.94%	$13.27	$11.58

The following charts show the portfolio composition of the Fund's long-term investments and credit quality allocations of the Fund’s corporate bond and US government securities investments:

Portfolio Composition
	10/31/12	10/31/11
Corporate Bonds	80%	83%
Preferred Securities	14	15
US Treasury Obligations	5	1
Taxable Municipal Bonds	1	1

Credit Quality Allocations[4]
	10/31/12	10/31/11
AAA/Aaa[5]	5%	1%
AA/Aa	1	6
A.	23	31
BBB/Baa.	41	37
BB/Ba.	17	15
B.	10	8
CCC/Caa.	1	1
Not Rated	2	1

[4]	Using the higher of S&P’s or Moody’s ratings.

[5]	Includes US Treasury obligations that are deemed AAA by the investment advisor.

ANNUAL REPORT	OCTOBER 31, 2012	9

Fund Summary as of October 31, 2012	BlackRock Credit Allocation Income Trust IV

Fund Overview

BlackRock Credit Allocation Income Trust IV’s (BTZ) (the “Fund”) investment objective is to provide current income, current gains and capital appreciation. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in credit-related securities, including, but not limited to, investment grade corporate bonds, high yield bonds (commonly referred to as “junk” bonds), bank loans, preferred securities or convertible bonds or derivatives with economic characteristics similar to these credit-related securities. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Portfolio Management Commentary

•

On July 27, 2012, the Board of Directors of BTZ approved separate plans of reorganization whereby BTZ would acquire all of the assets and assume all of the liabilities of PSW, PSY and BPP (PSW, PSY and BPP, each a “Target Fund”) in exchange for newly issued shares of BTZ in a merger transaction. At a shareholder meeting on November 2, 2012, each Target Fund’s shareholders approved their respective plan of reorganization and BTZ shareholders approved the issuance of BTZ shares in connection with the reorganization. The reorganization took place on December 10, 2012.

How did the Fund perform?

•

For the 12-month period ended October 31, 2012, the Fund returned 26.44% based on market price and 18.35% based on NAV. For the same period, the closed-end Lipper Corporate BBB-Rated Debt Funds (Leveraged) category posted an average return of 21.64% based on market price and 15.80% based on NAV. All returns reflect reinvestment of dividends. The Fund’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

What factors influenced performance?

•

The largest contributor to performance for the period was the Fund’s allocation to the financials sector, which has seen very strong performance in 2012, especially in the first quarter. The rally in financials was driven mainly by the completion of the widely anticipated Greek sovereign debt restructuring and the launch of a second allotment of LTROs from the ECB. Risk assets broadly moved higher through the first quarter due to the reduction of systemic risk stemming from the eurozone’s sovereign debt crisis coupled with improving economic data in the United States. The Fund has held a long position in financials since the latter half of 2011 when valuations became attractive and credit fundamentals began to improve due to heightened industry regulation following the 2008 financial crisis. Another source of positive performance was the Fund’s allocation to capital trust securities, which have experienced significant price appreciation due to banking and financial industry regulatory reform under Basel III and the Dodd-Frank Act. Positioning within industrials aided performance as the Fund was selectively overweight in higher-beta names (i.e., those with greater sensitivity to market movements) early in 2012, particularly in the technology, media and telecommunications space. The Fund’s exposure to high yield corporate bonds drove strong returns and supported the Fund’s overall yield.

•

Detracting modestly from the Fund’s performance was an allocation to the metals and mining space. As China has shown signs of slowing economic growth and a move away from its investment-based economy, the metals and mining sector has struggled given its close ties to the Chinese growth story.

Describe recent portfolio activity.

•

Early in the 12-month period, the Fund reduced its overall risk profile by favoring high quality companies with strong balance sheets and by decreasing leverage and portfolio duration (sensitivity to interest rate movements). However, following an important step by the ECB to alleviate liquidity strains in the financial markets through its LTROs, the Fund increased risk significantly in early 2012 as the market appeared to be poised for a strong rally. Improving credit fundamentals coupled with the reduction of major liquidity risks proved the right formula for a rally in the credit space. The Fund expressed this view largely by increasing exposure to the financials sector, where valuations were attractive. The Fund reduced risk again at the end of the first quarter as the positive effect of the ECB’s LTROs began to fade and the market was growing impatient with the stalling global economic growth. Accordingly, the Fund positioned itself away from sectors directly tied to growth, and instead focused on companies that derive cash flows from the United States and are less sensitive to slowing global growth. In particular, the Fund increased exposure to US pipelines and electric companies as they tend to generate stable cash flows despite the slowing growth dynamic.

Describe portfolio positioning at period end.

•

As of period end, the Fund maintained diversified exposure across investment grade and high yield corporate credits. While investment grade credit has experienced dramatic spread tightening in the past year, Fund management continued to find value in this space. The Fund continued to generate additional yield from its sizeable allocation to high yield debt. Within the credit space, the Fund retained a strong allocation to financials, although to a lesser extent than earlier in 2012. The Fund’s holdings at period end reflected a slightly more defensive bias, with a focus on the US growth story, which remained relatively benign as compared to the rest of the world. To this end, the Fund favored companies with cash flows derived from the United States and a lower sensitivity to recession in Europe.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

10	ANNUAL REPORT	OCTOBER 31, 2012

BlackRock Credit Allocation Income Trust IV

Fund Information

Symbol on NYSE	BTZ
Initial Offering Date	December 27, 2006
Yield on Closing Market Price as of October 31, 2012 ($14.23)[1]	6.62%
Current Monthly Distribution per Common Share[2]	$0.0785
Current Annualized Distribution per Common Share[2]	$0.9420
Economic Leverage as of October 31, 2012[3]	32%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	The distribution rate is not constant and is subject to change.

[3]

Represents reverse repurchase agreements as a percentage of total managed assets, which is the total assets of the Fund (including any assets attributable to any borrowings) minus the sum of liabilities (other than borrowings representing financial leverage). For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 14.

The table below summarizes the changes in the Fund’s market price and NAV per share:

	10/31/12	10/31/11	Change	High	Low
Market Price	$14.23	$12.08	17.80%	$14.32	$11.76
Net Asset Value	$15.37	$13.94	10.26%	$15.37	$13.37

The following charts show the portfolio composition of the Fund's long-term investments and credit quality allocations of the Fund’s corporate bond and US government securities investments:

Portfolio Composition
	10/31/12	10/31/11
Corporate Bonds	80%	80%
Preferred Securities	16	17
US Treasury Obligations	2	1
Asset-Backed Securities	1	1
Taxable Municipal Bonds	1	1

Credit Quality Allocations[4]
	10/31/12	10/31/11
AAA/Aaa[5]	3%	1%
AA/Aa	2	7
A.	25	29
BBB/Baa.	39	37
BB/Ba.	18	16
B.	10	8
CCC/Caa.	1	—
Not Rated	2	2

[4]	Using the higher of S&P’s or Moody’s ratings.

[5]	Includes US Treasury obligations that are deemed AAA by the investment advisor.

ANNUAL REPORT	OCTOBER 31, 2012	11

Fund Summary as of October 31, 2012	BlackRock Floating Rate Income Trust

Fund Overview

BlackRock Floating Rate Income Trust’s (BGT) (the “Fund”) primary investment objective is to provide a high level of current income. The Fund’s secondary investment objective is to seek the preservation of capital. The Fund seeks to achieve its investment objectives by investing primarily, under normal conditions, at least 80% of its assets in floating and variable rate instruments of US and non-US issuers, including a substantial portion of its assets in global floating and variable rate securities including senior secured floating rate loans made to corporate and other business entities. Under normal market conditions, the Fund expects that the average effective duration of its portfolio will be no more than 1.5 years. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objectives will be achieved.

Portfolio Management Commentary

How did the Fund perform?

•

For the 12-month period ended October 31, 2012, the Fund returned 25.33% based on market price and 12.37% based on NAV. For the same period, the closed-end Lipper Loan Participation Funds category posted an average return of 21.76% based on market price and 12.63% based on NAV. All returns reflect reinvestment of dividends. The Fund moved from a discount to NAV to a premium by period end, which accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

What factors influenced performance?

•

Security selection in the gaming, diversified manufacturing, electric and consumer services industries contributed positively to results, as did the Fund’s tactical allocation to fixed-rate high yield corporate bonds, which outperformed floating rate loan interests (bank loans) over the period.

•

Conversely, security selection in the media non-cable industry detracted from performance, along with exposure to the media cable and independent energy industries. The Fund’s limited exposure to emerging market securities hindered returns as this segment of the fixed income universe outperformed both high yield and bank loans.

Describe recent portfolio activity.

•

During the 12-month period, the Fund maintained its focus on the higher quality portions of the loan market in terms of loan structure, liquidity and overall credit quality. The Fund sought issuers with attractive risk-reward characteristics and superior fundamentals. Given mixed economic data along with global policy uncertainty and an overall weak outlook for global growth, the Fund remained cautious of lower-rated, less-liquid loans.

•

Financial markets improved during the period due to the long-term refinancing operations introduced by the European Central Bank (“ECB”) in December 2011 and additional monetary stimulus from both the ECB and the US Federal Reserve in September 2012. These global central bank actions were supportive of risk markets, but did not have a significant influence on the Fund’s view on risk within the loan market. More specifically, the Fund continued to adhere to a strict investment discipline with the goal of pursuing yield while minimizing exposure to macro risks.

Describe portfolio positioning at period end.

•

At period end, the Fund held 80% of its total portfolio in floating rate loan interests and 16% in corporate bonds, with the remainder invested in a mix of asset-backed securities, foreign agency obligations and common stocks. The Fund’s largest sector exposures included health care, media cable and chemicals. The Fund ended the period with leverage at 30% of its total managed assets.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

12	ANNUAL REPORT	OCTOBER 31, 2012

BlackRock Floating Rate Income Trust

Fund Information

Symbol on NYSE	BGT
Initial Offering Date	August 30, 2004
Yield on Closing Market Price as of October 31, 2012 ($15.07)[1]	6.17%
Current Monthly Distribution per Common Share[2]	$0.0775
Current Annualized Distribution per Common Share[2]	$0.9300
Economic Leverage as of October 31, 2012[3]	30%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	The distribution rate is not constant and is subject to change.

[3]

Represents the loan outstanding as a percentage of total managed assets, which is the total assets of the Fund (including any assets attributable to any borrowings) minus the sum of liabilities (other than borrowings representing financial leverage). For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 14.

The table below summarizes the changes in the Fund’s market price and NAV per share:

	10/31/12	10/31/11	Change	High	Low
Market Price	$15.07	$13.00	15.92%	$15.80	$12.55
Net Asset Value	$14.52	$13.97	3.94%	$14.54	$13.53

The following charts show the portfolio composition of the Fund’s long-term investments and credit quality allocations of the Fund’s corporate bonds:

Portfolio Composition
	10/31/12	10/31/11
Floating Rate Loan Interests	80%	78%
Corporate Bonds	16	18
Asset-Backed Securities	2	2
Foreign Agency Obligations	1	1
Common Stocks	1	—
Other Interests	—	1

Credit Quality Allocations[4]
	10/31/12	10/31/11
AA/Aa	—	9%
A.	—	2
BBB/Baa.	19%	25
BB/Ba.	36	27
B.	42	34
CCC/Caa.	2	1
Not Rated	1	2

[4]	Using the higher of S&P's or Moody's ratings.

ANNUAL REPORT	OCTOBER 31, 2012	13

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance the yield and NAV of their common shares (“Common Shares”). However, these objectives cannot be achieved in all interest rate environments.

The Funds may utilize leverage by borrowing through a credit facility and/or entering into reverse repurchase agreements. In general, the concept of leveraging is based on the premise that the financing cost of assets to be obtained from leverage, which will be based on short-term interest rates, will normally be lower than the income earned by each Fund on its longer-term portfolio investments. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Fund’s shareholders will benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV. However, in order to benefit shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. If the yield curve becomes negatively sloped, meaning short-term interest rates exceed long-term interest rates, income to shareholders will be lower than if the Funds had not used leverage.

To illustrate these concepts, assume a Fund’s capitalization is $100 million and it borrows for an additional $30 million, creating a total value of $130 million available for investment in long-term securities. If prevailing short-term interest rates are 3% and long-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, the Fund pays borrowing costs and interest expense on the $30 million of borrowings based on the lower short-term interest rates. At the same time, the securities purchased by the Fund with assets received from the borrowings earn income based on long-term interest rates. In this case, the borrowing costs and interest expense of the borrowings is significantly lower than the income earned on the Fund’s long-term investments, and therefore the Fund’s shareholders are the beneficiaries of the incremental net income.

If short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental net income pickup will be reduced or eliminated completely. Furthermore, if prevailing short-term interest rates rise above long-term interest rates, the yield curve has a negative slope. In this case, the Fund pays higher short-term interest rates whereas the Fund’s total portfolio earns income based on lower long-term interest rates.

Furthermore, the value of the Funds’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the redemption value of the Funds’ borrowings does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Funds’ NAV positively or negatively in addition to the impact on Fund performance from borrowings discussed above.

The use of leverage may enhance opportunities for increased income to the Funds, but as described above, it also creates risks as short- or long-term interest rates fluctuate. Leverage also will generally cause greater changes in the Funds’ NAVs, market prices and dividend rates than comparable portfolios without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Funds’ net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, each Fund’s net income will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders will be reduced. Each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause a Fund to incur losses. The use of leverage may limit each Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund will incur expenses in connection with the use of leverage, all of which are borne by shareholders and may reduce income.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Funds are permitted to issue senior securities representing indebtedness up to 33 1/3% of their total managed assets (each Fund’s net assets plus the proceeds of any outstanding borrowings). If the Funds segregate liquid assets having a value not less than the repurchase price (including accrued interest), a reverse repurchase agreement will not be considered a senior security and therefore will not be subject to this limitation. In addition, each Fund voluntarily limits its aggregate economic leverage to 50% of its managed assets. As of October 31, 2012, the Funds had aggregate economic leverage from reverse repurchase agreements and/or borrowings through a credit facility as a percentage of their total managed assets as follows:

Percent of Economic Leverage
PSW	33%
PSY	32%
BPP	32%
BTZ	32%
BGT	30%

14	ANNUAL REPORT	OCTOBER 31, 2012

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments, including financial futures contracts, foreign currency exchange contracts, options and swaps, as specified in Note 2 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market, equity, credit, interest rate and/or foreign currency exchange rate risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Funds’ ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require a Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation a Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause a Fund to hold an investment that it might otherwise sell. The Funds’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2012	15

Schedule of Investments October 31, 2012	BlackRock Credit Allocation Income Trust I, Inc. (PSW) (Percentages shown are based on Net Assets)

Asset-Backed Securities		Par (000)	Value

321 Henderson Receivables I LLC, Series 2012-1A, Class A, 4.21%, 2/16/65 (a)	USD	246	$258,216
Atrium CDO Corp., Series 5A, Class A4, 0.82%, 7/20/20 (a)(b)		650	588,250
SLM Student Loan Trust, Series 2004-B, Class A2, 0.59%, 6/15/21 (b)		417	407,522
Total Asset-Backed Securities – 1.1%			1,253,988

Corporate Bonds
Aerospace & Defense — 0.9%
BE Aerospace, Inc., 5.25%, 4/01/22		400	417,000
Huntington Ingalls Industries, Inc.:
6.88%, 3/15/18		150	162,000
7.13%, 3/15/21		140	150,500
Kratos Defense & Security Solutions, Inc., 10.00%, 6/01/17		282	304,560

			1,034,060
Airlines — 0.6%
American Airlines Pass-Through Trust, Series 2011-2, Class A, 8.63%, 10/15/21		52	54,034
Continental Airlines Pass-Through Trust, Series 2009-2, Class B, 9.25%, 5/10/17		293	320,369
Delta Air Lines Pass-Through Trust, Series 2002-1, Class G-1, 6.72%, 1/02/23		260	285,918

			660,321
Auto Components — 1.0%
Delphi Corp., 6.13%, 5/15/21		130	143,650
Ford Motor Co., 7.45%, 7/16/31		260	328,900
Icahn Enterprises LP:
7.75%, 1/15/16		140	146,300
8.00%, 1/15/18		560	602,000

			1,220,850
Beverages — 0.6%
Anheuser-Busch InBev Worldwide, Inc., 1.38%, 7/15/17 (c)		225	228,392
Constellation Brands, Inc., 7.25%, 5/15/17		460	541,650

			770,042
Building Products — 0.3%
Building Materials Corp. of America (a):
7.00%, 2/15/20		85	92,225
6.75%, 5/01/21		250	272,500

			364,725
Capital Markets — 5.2%
Ameriprise Financial, Inc., 5.30%, 3/15/20 (c)		750	886,720
E*Trade Financial Corp., 12.50%, 11/30/17		440	498,300
The Goldman Sachs Group, Inc. (c):
6.15%, 4/01/18		125	146,380
5.75%, 1/24/22		385	446,938
6.25%, 2/01/41		1,050	1,246,598
Morgan Stanley, 5.75%, 1/25/21 (c)		1,025	1,146,822

Corporate Bonds		Par (000)	Value

Capital Markets (concluded)
UBS AG:
2.25%, 1/28/14 (c)	USD	375	$380,693
5.88%, 7/15/16 (c)		650	727,784
7.63%, 8/17/22		600	647,044

			6,127,279
Chemicals — 2.3%
Ashland, Inc., 4.75%, 8/15/22 (a)		120	122,400
Celanese US Holdings LLC, 5.88%, 6/15/21		370	412,088
Hexion US Finance Corp., 6.63%, 4/15/20		110	109,725
Huntsman International LLC, 8.63%, 3/15/21		140	159,250
INEOS Finance Plc (a):
8.38%, 2/15/19		100	105,000
7.50%, 5/01/20		105	106,313
Linde Finance BV, 7.38%, 7/14/66 (b)	EUR	180	272,969
LyondellBasell Industries NV, 5.75%, 4/15/24 (c)	USD	445	515,087
MPM Escrow LLC/MPM Finance Escrow Corp., 8.88%, 10/15/20 (a)		70	68,600
Nufarm Australia Ltd., 6.38%, 10/15/19 (a)		70	71,750
Rockwood Specialties Group, Inc., 4.63%, 10/15/20		395	406,850
Tronox Finance LLC, 6.38%, 8/15/20 (a)		360	359,100

			2,709,132
Commercial Banks — 5.4%
Amsouth Bank, Series AI, 4.85%, 4/01/13		200	202,750
Asciano Finance Ltd., 5.00%, 4/07/18 (a)		200	215,565
Associated Banc-Corp, 5.13%, 3/28/16 (c)		515	564,704
BBVA US Senior SAU, 4.66%, 10/09/15		600	605,932
Branch Banking & Trust Co. (b):
0.72%, 9/13/16		250	242,971
0.73%, 5/23/17		150	144,081
CIT Group, Inc.:
4.25%, 8/15/17		320	328,258
5.25%, 3/15/18		280	297,500
5.50%, 2/15/19 (a)		240	255,900
5.00%, 8/15/22		100	103,623
City National Corp., 5.25%, 9/15/20 (c)		550	606,245
Discover Bank, 8.70%, 11/18/19		300	392,257
HSBC Finance Corp., 6.68%, 1/15/21 (c)		350	414,167
Regions Financial Corp.:
4.88%, 4/26/13		600	609,750
5.75%, 6/15/15		460	503,700
Santander Holdings USA, Inc., 3.00%, 9/24/15		275	280,264
SVB Financial Group, 5.38%, 9/15/20 (c)		550	622,897

			6,390,564
Commercial Services & Supplies — 4.0%
ADS Waste Holdings, Inc., 8.25%, 10/01/20 (a)		70	72,450
The ADT Corp., 4.88%, 7/15/42 (a)		295	314,817
Aviation Capital Group Corp. (a):
7.13%, 10/15/20 (c)		2,200	2,320,995
6.75%, 4/06/21		550	571,401
Casella Waste Systems, Inc., 7.75%, 2/15/19		84	82,320
Clean Harbors, Inc., 5.25%, 8/01/20 (a)		108	110,700
Corrections Corp. of America, 7.75%, 6/01/17		775	828,281
Covanta Holding Corp., 6.38%, 10/01/22		155	168,682

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedules of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:

AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
DIP	Debtor-In-Possession
EUR	Euro
EURIBOR	EURO Interbank Offered Rate

FKA	Formerly Known As
GBP	British Pound
LIBOR	London Interbank Offered Rate
RB	Revenue Bonds
USD	US Dollar

See Notes to Financial Statements.

16	ANNUAL REPORT	OCTOBER 31, 2012

Schedule of Investments (continued)	BlackRock Credit Allocation Income Trust I, Inc. (PSW) (Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value

Commercial Services & Supplies (concluded)
HDTFS, Inc. (a):
5.88%, 10/15/20	USD	85	$85,850
6.25%, 10/15/22		110	111,513
Mobile Mini, Inc., 7.88%, 12/01/20		65	70,281

			4,737,290
Communications Equipment — 0.9%
Avaya, Inc., 9.75%, 11/01/15 (c)		200	178,000
Brocade Communications Systems, Inc., 6.88%, 1/15/20 (c)		700	757,750
Zayo Group LLC/Zayo Capital, Inc., 8.13%, 1/01/20		160	175,200

			1,110,950
Computers & Peripherals — 0.0%
NCR Corp., 5.00%, 7/15/22 (a)		30	30,638
Construction Materials — 0.5%
HD Supply, Inc. (a):
8.13%, 4/15/19		210	231,000
11.50%, 7/15/20		295	310,488

			541,488
Consumer Finance — 5.4%
American Express Credit Corp., 2.75%, 9/15/15 (c)		1,400	1,475,837
Capital One Bank USA NA, 8.80%, 7/15/19		775	1,031,515
Daimler Finance North America LLC, 2.63%, 9/15/16 (a)(c)		800	834,706
Experian Finance Plc, 2.38%, 6/15/17 (a)(c)		200	204,753
Ford Motor Credit Co. LLC:
8.00%, 12/15/16		245	296,702
5.88%, 8/02/21		690	794,468
Inmarsat Finance Plc, 7.38%, 12/01/17 (a)		420	452,550
SLM Corp., 6.25%, 1/25/16		1,180	1,274,459
Toll Brothers Finance Corp., 5.88%, 2/15/22		95	107,396

			6,472,386
Containers & Packaging — 1.6%
Ardagh Packaging Finance Plc, 9.13%, 10/15/20 (a)		200	209,000
Ball Corp.:
7.13%, 9/01/16		400	430,000
6.75%, 9/15/20		505	554,237
Bemis Co., Inc., 6.80%, 8/01/19		200	244,190
Crown Americas LLC, 6.25%, 2/01/21		200	220,750
Smurfit Kappa Acquisitions, 4.88%, 9/15/18 (a)		200	200,000

			1,858,177
Diversified Financial Services — 9.7%
Ally Financial, Inc.:
4.50%, 2/11/14		225	231,750
8.30%, 2/12/15		390	436,897
8.00%, 11/01/31		320	380,800
Bank of America Corp. (c):
3.75%, 7/12/16		350	375,070
5.30%, 3/15/17		855	959,887
5.00%, 5/13/21		1,325	1,494,705
Blackstone Holdings Finance Co. LLC, 4.75%, 2/15/23 (a)(c)		200	214,517
Citigroup, Inc. (c):
6.38%, 8/12/14		300	326,899
4.59%, 12/15/15		225	245,458
4.45%, 1/10/17		600	662,849
DPL, Inc., 7.25%, 10/15/21		255	287,512
General Motors Financial Co., Inc., 6.75%, 6/01/18		120	133,038
ING Bank NV, 5.00%, 6/09/21 (a)(c)		550	621,148
Intesa Sanpaolo SpA, 2.38%, 12/21/12 (c)		800	800,005
LeasePlan Corp. NV, 3.00%, 10/23/17 (a)(b)(c)		475	480,476
Moody’s Corp., 6.06%, 9/07/17		2,500	2,740,993
Reynolds American, Inc., 3.25%, 11/01/22		450	455,141

Corporate Bonds		Par (000)	Value

Diversified Financial Services (concluded)
Reynolds Group Issuer, Inc.:
7.88%, 8/15/19	USD	255	$276,675
9.88%, 8/15/19		100	104,750
5.75%, 10/15/20 (a)		220	222,200
WMG Acquisition Corp., 9.50%, 6/15/16		50	54,938

			11,505,708
Diversified Telecommunication Services — 3.5%
AT&T, Inc., 6.30%, 1/15/38 (c)		1,000	1,338,902
Level 3 Financing, Inc.:
8.13%, 7/01/19		898	958,615
8.63%, 7/15/20		150	163,500
Telecom Italia Capital SA, 6.18%, 6/18/14		225	238,645
Telefonica Emisiones SAU, 5.46%, 2/16/21		310	315,038
Verizon Communications, Inc., 7.35%, 4/01/39 (c)		660	1,016,424
Windstream Corp., 7.88%, 11/01/17		160	178,200

			4,209,324
Electric Utilities — 2.9%
CMS Energy Corp., 5.05%, 3/15/22		275	307,188
FirstEnergy Solutions Corp., 6.05%, 8/15/21		250	288,887
Great Plains Energy, Inc., 5.29%, 6/15/22		375	429,893
Mirant Mid Atlantic Pass Through Trust, Series B, 9.13%, 6/30/17		122	133,155
Nisource Finance Corp.:
6.40%, 3/15/18		250	304,300
5.25%, 2/15/43		155	173,830
Oncor Electric Delivery Co. LLC (c):
4.10%, 6/01/22		300	321,439
5.30%, 6/01/42		180	204,889
Progress Energy, Inc., 7.00%, 10/30/31 (c)		1,000	1,334,774

			3,498,355
Electronic Equipment, Instruments & Components — 0.3%
Jabil Circuit, Inc., 8.25%, 3/15/18		200	236,000
NXP BV, 3.09%, 10/15/13 (b)		95	94,881

			330,881
Energy Equipment & Services — 3.8%
Atwood Oceanics, Inc., 6.50%, 2/01/20		25	26,875
Cie Générale de Géophysique-Veritas, 6.50%, 6/01/21		200	211,000
Energy Transfer Partners LP, 5.20%, 2/01/22		700	803,537
Ensco Plc, 4.70%, 3/15/21 (c)		460	529,696
FTS International Services LLC/FTS International Bonds, Inc., 8.13%, 11/15/18 (a)		182	190,190
Hornbeck Offshore Services, Inc., 5.88%, 4/01/20		65	66,138
Key Energy Services, Inc., 6.75%, 3/01/21		175	174,125
MEG Energy Corp. (a):
6.50%, 3/15/21		225	241,312
6.38%, 1/30/23		50	53,500
Oil States International, Inc., 6.50%, 6/01/19		120	127,500
Peabody Energy Corp., 6.25%, 11/15/21 (c)		370	382,025
Precision Drilling Corp., 6.50%, 12/15/21		95	100,463
Seadrill Ltd., 5.63%, 9/15/17 (a)		570	570,000
Transocean, Inc.:
2.50%, 10/15/17		100	101,278
6.50%, 11/15/20		265	321,955
6.38%, 12/15/21		320	389,387
6.80%, 3/15/38		225	279,666

			4,568,647
Food Products — 1.3%
Kraft Foods Group, Inc., 5.00%, 6/04/42 (a)		300	350,361
Mondelez International, Inc.:
6.50%, 8/11/17		385	475,524
6.13%, 8/23/18		390	485,288
Post Holdings, Inc., 7.38%, 2/15/22 (a)		213	226,046

			1,537,219

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2012	17

Schedule of Investments (continued)	BlackRock Credit Allocation Income Trust I, Inc. (PSW) (Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value

Gas Utilities — 0.2%
El Paso Natural Gas Co. LLC, 8.63%, 1/15/22	USD	165	$225,723
Health Care Equipment & Supplies — 0.6%
Fresenius US Finance II, Inc., 9.00%, 7/15/15 (a)		500	573,750
Teleflex, Inc., 6.88%, 6/01/19		115	123,625

			697,375
Health Care Providers & Services — 3.8%
Aviv Healthcare Properties LP, 7.75%, 2/15/19		105	110,644
CHS/Community Health Systems, Inc., 5.13%, 8/15/18		115	119,313
HCA, Inc.:
8.50%, 4/15/19		55	61,806
6.50%, 2/15/20		525	580,125
7.25%, 9/15/20		195	215,719
4.75%, 5/01/23		640	640,000
INC Research LLC, 11.50%, 7/15/19 (a)		165	165,825
inVentiv Health, Inc., 10.00%, 8/15/18 (a)		10	9,050
Tenet Healthcare Corp.:
10.00%, 5/01/18		350	399,000
8.88%, 7/01/19		250	279,375
4.75%, 6/01/20 (a)		222	220,057
UnitedHealth Group, Inc., 6.88%, 2/15/38 (c)		800	1,133,814
WellPoint, Inc. (c):
3.30%, 1/15/23		250	258,596
2.75%, 10/15/42 (a)(d)		300	312,750

			4,506,074
Health Care Technology — 1.3%
Amgen, Inc.:
5.15%, 11/15/41 (c)		957	1,102,671
5.65%, 6/15/42		8	9,823
5.38%, 5/15/43 (c)		400	480,242

			1,592,736
Household Durables — 0.5%
Beazer Homes USA, Inc., 6.63%, 4/15/18 (a)		165	176,550
DR Horton, Inc., 4.38%, 9/15/22		150	150,375
Standard Pacific Corp., 8.38%, 1/15/21		210	243,600

			570,525
Independent Power Producers & Energy Traders — 1.8%
The AES Corp.:
9.75%, 4/15/16		235	281,119
7.38%, 7/01/21		30	33,525
Calpine Corp. (a):
7.25%, 10/15/17		90	95,400
7.50%, 2/15/21		45	48,937
Energy Future Intermediate Holding Co. LLC, 10.00%, 12/01/20		440	480,700
Exelon Generation Co. LLC, Series C, 4.25%, 6/15/22 (a)		546	584,411
GenOn REMA LLC, 9.68%, 7/02/26		120	128,400
Laredo Petroleum, Inc.:
9.50%, 2/15/19		70	79,450
7.38%, 5/01/22		65	70,850
NRG Energy, Inc., 6.63%, 3/15/23 (a)		125	128,750
QEP Resources, Inc.:
5.38%, 10/01/22		134	140,700
5.25%, 5/01/23		70	72,975

			2,145,217
Insurance — 7.4%
American International Group, Inc. (c):
3.80%, 3/22/17		345	372,195
8.25%, 8/15/18		150	194,857
6.40%, 12/15/20		610	749,140

Corporate Bonds		Par (000)	Value

Insurance (concluded)
Aon Corp., 5.00%, 9/30/20 (c)	USD	1,600	$1,843,549
Fairfax Financial Holdings Ltd., 5.80%, 5/15/21 (a)		325	332,982
Forethought Financial Group, Inc., 8.63%, 4/15/21 (a)		250	317,815
Genworth Financial, Inc., 7.63%, 9/24/21 (c)		225	236,653
ING Verzekeringen NV, 2.09%, 6/21/21 (b)	EUR	110	138,342
Manulife Financial Corp., 4.90%, 9/17/20 (c)	USD	1,000	1,111,048
MPL 2 Acquisition Canco, Inc., 9.88%, 8/15/18 (a)		100	91,250
Nippon Life Insurance Co., 5.00%, 10/18/42 (a)(b)		750	773,749
Principal Financial Group, Inc., 8.88%, 5/15/19		225	298,962
Prudential Financial, Inc.:
6.63%, 12/01/37 (c)		800	1,027,637
5.88%, 9/15/42 (b)		300	315,750
XL Group Ltd., 5.75%, 10/01/21 (c)		810	959,551

			8,763,480
IT Services — 1.2%
Ceridian Corp., 8.88%, 7/15/19 (a)		415	439,900
Epicor Software Corp., 8.63%, 5/01/19		160	168,000
First Data Corp.:
7.38%, 6/15/19 (a)(c)		215	222,525
6.75%, 11/01/20 (a)		190	190,000
8.25%, 1/15/21 (a)		20	20,000
12.63%, 1/15/21		170	175,525
SunGard Data Systems, Inc., 7.38%, 11/15/18		170	182,963

			1,398,913
Life Sciences Tools & Services — 1.8%
Bio-Rad Laboratories, Inc., 8.00%, 9/15/16		865	945,012
Life Technologies Corp., 6.00%, 3/01/20 (c)		1,000	1,196,869

			2,141,881
Machinery — 1.0%
Ingersoll-Rand Global Holding Co. Ltd., 9.50%, 4/15/14 (c)		800	895,842
UR Merger Sub Corp. (a):
5.75%, 7/15/18		55	59,125
7.38%, 5/15/20		140	151,550
7.63%, 4/15/22		129	141,255

			1,247,772
Media — 8.6%
A&E Television Networks LLC, 3.25%, 8/22/19		500	508,750
AMC Networks, Inc., 7.75%, 7/15/21		90	101,925
CCH II LLC, 13.50%, 11/30/16		221	237,527
Comcast Corp., 6.30%, 11/15/17 (c)		800	993,405
Cox Communications, Inc., 8.38%, 3/01/39 (a)		800	1,269,414
CSC Holdings LLC, 8.63%, 2/15/19		275	325,875
DIRECTV Holdings LLC, 5.00%, 3/01/21 (c)		600	682,279
DISH DBS Corp., 7.00%, 10/01/13		450	470,812
Intelsat Jackson Holdings SA, 7.25%, 4/01/19		50	53,625
Intelsat Luxembourg SA:
11.25%, 2/04/17		210	220,500
11.50%, 2/04/17 (e)		100	105,250
The Interpublic Group of Cos., Inc., 10.00%, 7/15/17		275	303,531
News America, Inc., 6.15%, 3/01/37 (c)		650	816,061
Time Warner Cable, Inc., 6.75%, 6/15/39		925	1,234,658
Time Warner, Inc., 7.70%, 5/01/32 (c)		950	1,392,111
Unitymedia Hessen GmbH & Co. KG (a):
8.13%, 12/01/17		363	392,040
7.50%, 3/15/19		230	251,990
Virgin Media Finance Plc, 4.88%, 2/15/22		200	202,000
Virgin Media Secured Finance Plc, 6.50%, 1/15/18		600	651,000

			10,212,753

See Notes to Financial Statements.

18	ANNUAL REPORT	OCTOBER 31, 2012

Schedule of Investments (continued)	BlackRock Credit Allocation Income Trust I, Inc. (PSW) (Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value

Metals & Mining — 2.5%
AngloGold Ashanti Holdings Plc, 5.13%, 8/01/22	USD	400	$407,929
ArcelorMittal, 4.25%, 3/01/16		50	49,664
Barrick Gold Corp., 2.90%, 5/30/16 (c)		275	290,149
FMG Resources August 2006 Property Ltd. (a):
6.38%, 2/01/16		385	385,000
6.88%, 4/01/22 (c)		20	18,800
Freeport-McMoRan Copper & Gold, Inc.,
3.55%, 3/01/22		325	330,914
Freeport-McMoRan Corp., 7.13%, 11/01/27		700	887,613
New Gold, Inc., 7.00%, 4/15/20 (a)		30	31,800
Novelis, Inc., 8.75%, 12/15/20		230	253,575
Steel Dynamics, Inc., 6.38%, 8/15/22 (a)		100	104,500
Teck Resources Ltd., 10.75%, 5/15/19		200	240,829

			3,000,773
Multi-Utilities — 1.5%
CenterPoint Energy, Inc. (c):
5.95%, 2/01/17		750	875,954
6.50%, 5/01/18		775	943,506

			1,819,460
Multiline Retail — 0.4%
Dufry Finance SCA, 5.50%, 10/15/20 (a)		200	203,492
Walgreen Co., 3.10%, 9/15/22		250	254,557

			458,049
Oil, Gas & Consumable Fuels — 13.3%
Access Midstream Partners LP:
5.88%, 4/15/21		140	145,600
6.13%, 7/15/22		110	116,325
Berry Petroleum Co., 6.38%, 9/15/22		100	104,250
BP Capital Markets Plc, 3.88%, 3/10/15 (c)		350	375,908
Carrizo Oil & Gas, Inc., 7.50%, 9/15/20		100	102,000
Chesapeake Energy Corp.:
7.25%, 12/15/18		10	10,650
6.63%, 8/15/20 (c)		105	110,250
6.13%, 2/15/21 (c)		115	116,438
Concho Resources, Inc., 5.50%, 10/01/22		100	104,750
CONSOL Energy, Inc., 6.38%, 3/01/21		105	104,475
Continental Resources, Inc., 5.00%, 9/15/22		110	115,775
Copano Energy LLC, 7.13%, 4/01/21		115	121,038
DCP Midstream LLC, 4.75%, 9/30/21 (a)		85	90,480
Denbury Resources, Inc., 8.25%, 2/15/20		150	169,875
El Paso Pipeline Partners Operating Co. LLC:
6.50%, 4/01/20		340	416,310
5.00%, 10/01/21		125	141,531
Enbridge Energy Partners LP, 9.88%, 3/01/19		475	647,437
Energy Transfer Partners LP, 6.50%, 2/01/42		215	270,300
Energy XXI Gulf Coast, Inc., 7.75%, 6/15/19		240	260,400
Enterprise Products Operating LLC, 6.65%, 4/15/18 (c)		1,000	1,252,508
EP Energy LLC/EP Energy Finance, Inc., 6.88%, 5/01/19 (a)		110	118,800
Forest Oil Corp., 8.50%, 2/15/14		148	159,840
Kinder Morgan Energy Partners LP, 6.85%, 2/15/20		1,000	1,277,352
Kodiak Oil & Gas Corp., 8.13%, 12/01/19 (a)		45	49,050
Linn Energy LLC:
6.25%, 11/01/19 (a)		260	260,000
7.75%, 2/01/21		110	117,425
Marathon Petroleum Corp., 3.50%, 3/01/16		325	348,225
MarkWest Energy Partners LP:
6.25%, 6/15/22		125	135,312
5.50%, 2/15/23		45	47,250
Newfield Exploration Co.:
6.88%, 2/01/20		145	156,962
5.63%, 7/01/24		100	106,750
Nexen, Inc., 6.40%, 5/15/37		295	378,568

Corporate Bonds		Par (000)	Value

Oil, Gas & Consumable Fuels (concluded)
Oasis Petroleum, Inc.:
7.25%, 2/01/19	USD	65	$69,550
6.50%, 11/01/21		70	74,025
Offshore Group Investments Ltd., 11.50%, 8/01/15		82	90,098
ONEOK Partners LP, 8.63%, 3/01/19		800	1,063,538
PDC Energy, Inc., 7.75%, 10/15/22 (a)		85	86,488
Petrobras International Finance Co.:
3.88%, 1/27/16 (c)		875	929,543
5.38%, 1/27/21		525	595,379
Petrohawk Energy Corp., 10.50%, 8/01/14		145	156,237
Petroleum Geo-Services ASA, 7.38%, 12/15/18 (a)		150	159,375
Pioneer Natural Resources Co., 6.88%, 5/01/18		115	141,417
Plains Exploration & Production Co., 6.88%, 2/15/23		270	269,662
Premier Oil Plc, 5.00%, 6/09/18		825	845,625
Range Resources Corp.:
6.75%, 8/01/20		120	132,300
5.75%, 6/01/21		80	85,600
Ruby Pipeline LLC, 6.00%, 4/01/22 (a)		700	746,557
Sabine Pass Liquified Natural Gas LP:
7.50%, 11/30/16		420	458,850
6.50%, 11/01/20 (a)		135	137,700
SandRidge Energy, Inc.:
7.50%, 3/15/21 (a)		80	83,200
7.50%, 3/15/21		45	46,800
8.13%, 10/15/22 (a)		50	53,750
7.50%, 2/15/23 (a)		175	181,125
SESI LLC, 7.13%, 12/15/21		100	111,500
SM Energy Co.:
6.63%, 2/15/19		55	57,613
6.50%, 11/15/21		80	84,200
6.50%, 1/01/23		50	52,250
Targa Resources Partners LP, 6.88%, 2/01/21		85	92,225
Tennessee Gas Pipeline Co. LLC, 8.00%, 2/01/16		195	234,129
Tesoro Corp., 5.38%, 10/01/22		140	145,950
Western Gas Partners LP, 5.38%, 6/01/21		350	403,266
The Williams Cos., Inc., 8.75%, 3/15/32		170	243,508

			15,763,294
Paper & Forest Products — 2.1%
Boise Paper Holdings LLC:
9.00%, 11/01/17		30	33,000
8.00%, 4/01/20		115	125,925
International Paper Co.:
7.50%, 8/15/21		775	1,029,201
7.30%, 11/15/39 (c)		800	1,111,174
Longview Fibre Paper & Packaging, Inc., 8.00%, 6/01/16 (a)		80	83,400
PH Glatfelter Co., 5.38%, 10/15/20 (a)		110	111,512

			2,494,212
Pharmaceuticals — 3.8%
Capsugel Finance Co. SCA, 9.88%, 8/01/19 (a)	EUR	100	146,789
Merck & Co., Inc., 6.50%, 12/01/33	USD	475	705,990
Pfizer, Inc., 7.20%, 3/15/39 (c)		1,380	2,206,786
Roche Holdings, Inc., 7.00%, 3/01/39 (a)(c)		420	650,510
Valeant Pharmaceuticals International (a):
6.50%, 7/15/16		27	28,418
6.38%, 10/15/20		165	173,662
Watson Pharmaceuticals, Inc., 3.25%, 10/01/22		540	556,464

			4,468,619
Real Estate Investment Trusts (REITs) — 2.8%
AvalonBay Communities, Inc., 6.10%, 3/15/20 (c)		800	989,117
Developers Diversified Realty Corp.:
4.75%, 4/15/18		155	173,947
7.88%, 9/01/20		175	227,596

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2012	19

Schedule of Investments (continued)	BlackRock Credit Allocation Income Trust I, Inc. (PSW) (Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value

Real Estate Investment Trusts (REITs) (concluded)
ERP Operating LP, 5.75%, 6/15/17 (c)	USD	800	$945,634
HCP, Inc., 5.38%, 2/01/21		250	289,368
UDR, Inc., 4.25%, 6/01/18		350	388,108
Ventas Realty LP/Ventas Capital Corp., 4.75%, 6/01/21		270	300,661

			3,314,431
Real Estate Management & Development — 0.4%
Lennar Corp., 4.75%, 11/15/22 (a)		125	123,750
Realogy Corp. (a)(c):
7.88%, 2/15/19		120	129,000
7.63%, 1/15/20		145	162,763
Shea Homes LP, 8.63%, 5/15/19		110	122,375

			537,888
Road & Rail — 1.3%
The Hertz Corp., 6.75%, 4/15/19		77	81,716
Norfolk Southern Corp., 6.00%, 3/15/2105 (c)		1,200	1,501,060

			1,582,776
Semiconductors & Semiconductor Equipment — 0.5%
KLA-Tencor Corp., 6.90%, 5/01/18		461	555,635
Software — 0.4%
Infor US, Inc., 9.38%, 4/01/19		140	154,700
Nuance Communications, Inc., 5.38%, 8/15/20 (a)		155	158,100
Symantec Corp., 2.75%, 6/15/17		150	155,738

			468,538
Specialty Retail — 1.4%
AutoNation, Inc., 6.75%, 4/15/18		445	499,512
Limited Brands, Inc., 7.00%, 5/01/20		230	262,488
QVC, Inc. (a):
7.38%, 10/15/20		25	27,706
5.13%, 7/02/22		330	345,045
Sally Holdings LLC, 6.88%, 11/15/19		140	155,225
VF Corp., 5.95%, 11/01/17 (c)		350	415,971

			1,705,947
Tobacco — 2.2%
Altria Group, Inc., 10.20%, 2/06/39		937	1,646,082
BAT International Finance Plc, 3.25%, 6/07/22 (a)(c)		325	337,608
Lorillard Tobacco Co., 3.50%, 8/04/16		600	637,575

			2,621,265
Trading Companies & Distributors — 0.2%
Doric Nimrod Air Finance Alpha Ltd. Pass Through Trust, Series 2012-1, Class A, 5.13%, 11/30/24 (a)		225	234,000
Transportation Infrastructure — 1.0%
Penske Truck Leasing Co. LP/PTL Finance Corp. (a):
3.75%, 5/11/17		725	740,263
4.88%, 7/11/22		400	408,933

			1,149,196
Wireless Telecommunication Services — 4.9%
America Movil SAB de CV (c):
2.38%, 9/08/16		585	611,514
3.13%, 7/16/22		250	257,797
American Tower Corp.:
4.50%, 1/15/18		450	498,314
5.90%, 11/01/21		295	353,325
Cricket Communications, Inc., 7.75%, 5/15/16		155	163,913
Crown Castle International Corp.:
9.00%, 1/15/15		210	224,700
5.25%, 1/15/23 (a)		130	134,550
Crown Castle Towers LLC (a):
5.50%, 1/15/37		275	314,054
6.11%, 1/15/40		300	365,000

Corporate Bonds		Par (000)	Value

Wireless Telecommunication Services (concluded)
Digicel Group Ltd. (a):
8.25%, 9/01/17	USD	125	$134,375
8.25%, 9/30/20		255	274,762
SBA Tower Trust, 5.10%, 4/15/42 (a)		1,000	1,110,799
Sprint Capital Corp., 6.88%, 11/15/28		110	112,475
Sprint Nextel Corp. (a):
9.00%, 11/15/18		450	555,750
7.00%, 3/01/20		620	719,200

			5,830,528
Total Corporate Bonds — 117.1%			139,185,096

Floating Rate Loan Interests — 0.0% (b)
Oil, Gas & Consumable Fuels — 0.0%
Chesapeake Energy Corp., Unsecured Term Loan, 8.50%, 12/01/17		41	41,192

Preferred Securities

Capital Trusts
Capital Markets — 4.0%
Ameriprise Financial, Inc., 7.52%, 6/01/66 (b)		500	552,500
RBS Capital Trust II, 6.43% (b)(f)		625	525,000
State Street Capital Trust IV, 1.39%, 6/01/67 (b)		4,740	3,634,964

			4,712,464
Commercial Banks — 2.1%
Barclays Bank Plc (a)(b)(f):
5.93%(c)		425	416,500
7.43%		150	156,000
BNP Paribas SA, 7.20% (a)(b)(c)(f)		300	295,500
Credit Agricole SA, 8.38% (a)(b)(c)(f)		350	356,125
M&T Capital Trust II, 8.28%, 6/01/27		910	930,475
National City Preferred Capital Trust I, 12.00% (b)(f)		300	303,441

			2,458,041
Diversified Financial Services — 2.5%
General Electric Capital Corp., 6.25% (b)(c)		600	654,018
JPMorgan Chase Capital XXIII, 1.43%, 12/15/67 (b)		3,085	2,279,451

			2,933,469
Electric Utilities — 0.4%
PPL Capital Funding, Inc., 6.70%, 3/30/67 (b)		500	526,875
Insurance — 8.4%
ACE Capital Trust II, 9.70%, 4/01/30 (c)		500	730,800
The Allstate Corp., 6.50%, 5/15/67 (b)		500	537,500
American International Group, Inc., 8.18%, 5/15/68 (b)		225	280,688
AXA SA, 6.38% (a)(b)(f)		1,000	935,000
The Chubb Corp., 6.38%, 3/29/67 (b)(c)		500	542,500
Great-West Life & Annuity Insurance Co. Capital LP II, 7.15%, 5/16/46 (a)(b)(c)		500	514,781
Liberty Mutual Group, Inc., 10.75%, 6/15/88 (a)(b)		500	745,000
Lincoln National Corp., 7.00%, 5/17/66 (b)		500	512,500
MetLife, Inc., 6.40%, 12/15/66		500	543,514
Mitsui Sumitomo Insurance Co. Ltd., 7.00%, 3/15/72 (a)(b)		320	365,149
Northwestern Mutual Life Insurance Co., 6.06%, 3/30/40 (a)(c)		900	1,183,065
Reinsurance Group of America, Inc., 6.75%, 12/15/65 (b)		700	708,224
Swiss Re Capital I LP, 6.85% (a)(b)(f)		450	469,452
ZFS Finance USA Trust II, 6.45%, 12/15/65 (a)(b)		1,800	1,935,000

			10,003,173

See Notes to Financial Statements.

20	ANNUAL REPORT	OCTOBER 31, 2012

Schedule of Investments (continued)	BlackRock Credit Allocation Income Trust I, Inc. (PSW) (Percentages shown are based on Net Assets)

Capital Trusts		Par (000)	Value

Multi-Utilities — 0.9%
Dominion Resources Capital Trust I, 7.83%, 12/01/27	USD	500	$507,217
Dominion Resources, Inc., 7.50%, 6/30/66 (b)		500	550,000

			1,057,217
Oil, Gas & Consumable Fuels — 1.2%
Enterprise Products Operating LLC, Series A, 8.38%, 8/01/66 (b)		825	940,500
TransCanada PipeLines Ltd., 6.35%, 5/15/67 (b)		500	537,315

			1,477,815
Total Capital Trusts — 19.5%			23,169,054

Preferred Stocks		Shares
Auto Components — 0.1%
Dana Holding Corp., 4.00% (a)(d)		1,000	112,125
Capital Markets — 0.2%
RBS Capital Funding Trust V, 5.90%		10,000	183,900
Diversified Financial Services — 0.4%
Ally Financial, Inc., 7.00% (a)		510	491,449
Thrifts & Mortgage Finance — 0.0%
Fannie Mae, Series S, 8.25% (b)(g)		3,000	5,100
Freddie Mac, Series Z, 8.38% (b)(g)		3,000	5,220

			10,320
Wireless Telecommunication Services — 2.9%
Centaur Funding Corp., 9.08% (a)		2,720	3,450,150
Total Preferred Stocks — 3.6%			4,247,944

Trust Preferreds
Diversified Financial Services — 0.4%
GMAC Capital Trust I, Series 2, 8.13%, 2/15/40		17,860	459,201
Machinery — 0.3%
Stanley Black & Decker, Inc., 5.75%, 7/25/52		15,000	387,750
Total Trust Preferreds — 0.7%			846,951
Total Preferred Securities — 23.8%			28,263,949

Taxable Municipal Bonds — 0.9%		Par (000)
Metropolitan Transportation Authority, RB, Build America Bonds, 6.55%, 11/15/31	USD	800	1,007,312

US Government Sponsored Agency Securities — 0.3%
Agency Obligations — 0.3%
Fannie Mae, 1.93%, 10/09/19 (c)(h)		390	341,349

US Treasury Obligations
US Treasury Bonds (c):
3.75%, 8/15/41		236	281,098
3.13%, 11/15/41		415	440,419
3.00%, 5/15/42		1,180	1,218,903
US Treasury Notes (c):
0.88%, 12/31/16		901	911,910
0.63%, 5/31/17		225	224,807
1.63%, 8/15/22		340	338,141
Total US Treasury Obligations — 2.9%			3,415,278
Total Long-Term Investments (Cost — $157,863,895) — 146.1%			173,508,164

Short-Term Securities		Shares	Value

BlackRock Liquidity Funds, TempFund, Institutional Class, 0.17% (i)(j)		883,178	$883,178
Total Short-Term Securities (Cost — $883,178) — 0.7%			883,178

Options Purchased		Contracts

Exchange-Traded Put Options — 0.1%
Euro-Dollar 3-Year Mid-Curve Options, Strike Price USD 98.88, Expires 3/15/13		220	90,750
		Notional Amount (000)
Over-the-Counter Interest Rate Put Swaptions — 0.0%
Pay a fixed rate of 0.71% and receive a floating rate based on 3-month LIBOR, Expires 6/28/13, Broker Deutsche Bank AG	USD	8,700	7,290
Pay a fixed rate of 4.50% and receive a floating rate based on 6-month EURIBOR, Expires 9/16/13, Broker Credit Suisse Group AG	EUR	1,300	1,762
Pay a fixed rate of 4.50% and receive a floating rate based on 6-month EURIBOR, Expires 10/21/13, Broker Deutsche Bank AG		1,300	2,430
Pay a fixed rate of 4.50% and receive a floating rate based on 6-month EURIBOR, Expires 12/12/13, Broker Credit Suisse Group AG		900	2,572
Pay a fixed rate of 4.50% and receive a floating rate based on 3-month LIBOR, Expires 2/02/17, Broker Deutsche Bank AG	USD	1,200	27,634

			41,688
Total Options Purchased (Cost — $260,438) — 0.1%			132,438
Total Investments Before Options Written (Cost — $159,007,511) — 146.9%			174,523,780

Options Written
Over-the-Counter Interest Rate Call Swaptions — (0.0)%
Pay a fixed rate of 2.34% and receive a floating rate based on 3-month LIBOR, Expires 5/07/13, Broker Morgan Stanley		200	(10,241)
Pay a fixed rate of 2.33% and receive a floating rate based on 3-month LIBOR, Expires 10/02/14, Broker Credit Suisse Group AG		900	(38,685)

			(48,926)
Over-the-Counter Interest Rate Put Swaptions — (0.1)%
Receive a fixed rate of 2.34% and pay a floating rate based on 3-month LIBOR, Expires 5/07/13, Broker Morgan Stanley		200	(1,593)
Receive a fixed rate of 2.33% and pay a floating rate based on 3-month LIBOR, Expires 10/02/14, Broker Credit Suisse Group AG		900	(36,359)
Receive a fixed rate of 6.00% and pay a floating rate based on 3-month LIBOR, Expires 2/02/17, Broker Deutsche Bank AG		2,400	(24,790)

			(62,742)

Total Options Written (Premiums Received — $137,175) — (0.1)%			(111,668)
Total Investments, Net of Options Written — 146.8%			174,412,112
Liabilities in Excess of Other Assets — (46.8)%			(55,574,999)

Net Assets — 100.0%.			$118,837,113

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2012	21

Schedule of Investments (continued)	BlackRock Credit Allocation Income Trust I, Inc. (PSW)

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate shown is as of report date.

(c)	All or a portion of security has been pledged as collateral in connection with open reverse repurchase agreements.

(d)	Convertible security.

(e)	Represents a payment-in-kind security which may pay interest/dividends in additional par/shares.

(f)	Security is perpetual in nature and has no stated maturity date.

(g)	Non-income producing security.

(h)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.
(i)	Investments in issuers considered to be an affiliate of the Fund during the year ended October 31, 2012, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate	Shares Held at October 31, 2011	Net Activity	Shares Held at October 31, 2012	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	1,362,932	(479,754)	883,178	$1,279

(j)	Represents the current yield as of report date.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•	Reverse repurchase agreements outstanding as of October 31, 2012 were as follows:

Counterparty	Interest Rate	Trade Date	Maturity Date	Face Value	Face Value Including Accrued Interest
UBS Securities LLC	0.32%	3/13/12	Open	$544,500	$546,146
Barclays Capital, Inc.	0.35%	4/18/12	Open	3,328,875	3,335,250
Credit Suisse Securities (USA) LLC	0.35%	4/23/12	Open	602,250	603,368
UBS Securities LLC	0.34%	4/23/12	Open	923,475	925,149
UBS Securities LLC	0.35%	4/23/12	Open	374,413	375,111
Deutsche Bank Securities, Inc.	0.12%	4/24/12	Open	907,758	908,335
UBS Securities LLC	0.34%	4/24/12	Open	332,500	333,100
Barclays Capital, Inc.	0.35%	4/25/12	Open	1,351,500	1,353,996
BNP Paribas Securities Corp.	0.19%	4/25/12	Open	265,795	266,062
BNP Paribas Securities Corp.	0.23%	4/25/12	Open	311,025	311,403
BNP Paribas Securities Corp.	0.37%	4/25/12	Open	1,016,000	1,017,984
UBS Securities LLC	0.25%	4/26/12	Open	246,000	246,323
UBS Securities LLC	0.35%	4/26/12	Open	1,263,875	1,266,198
UBS Securities LLC	0.38%	4/26/12	Open	6,808,600	6,822,183
UBS Securities LLC	0.00%	5/07/12	Open	93,437	93,437
UBS Securities LLC	0.25%	5/10/12	Open	193,715	193,949
UBS Securities LLC	0.38%	5/10/12	Open	505,125	506,053
UBS Securities LLC	0.34%	5/11/12	Open	987,500	989,123
Credit Suisse Securities (USA) LLC	0.35%	5/15/12	Open	389,500	390,144
Credit Suisse Securities (USA) LLC	0.35%	5/18/12	Open	567,450	568,371
Deutsche Bank Securities, Inc.	0.19%	5/29/12	Open	438,863	439,224
UBS Securities LLC	0.34%	5/31/12	Open	780,000	781,134
Credit Suisse Securities (USA) LLC	0.35%	6/04/12	Open	402,063	402,649
Bank of America Merrill Lynch	0.20%	6/12/12	Open	214,194	214,363
Credit Suisse Securities (USA) LLC	0.35%	7/03/12	Open	632,500	633,244
Credit Suisse Securities (USA) LLC	0.35%	7/13/12	Open	814,050	814,928
Credit Suisse Securities (USA) LLC	0.35%	7/16/12	Open	863,000	863,906
Barclays Capital, Inc.	0.35%	7/25/12	Open	678,015	678,668
UBS Securities LLC	0.33%	7/25/12	Open	2,183,160	2,185,141
Credit Suisse Securities (USA) LLC	0.30%	7/26/12	Open	1,387,750	1,388,872
Credit Suisse Securities (USA) LLC	0.35%	7/26/12	Open	3,041,191	3,044,059
Credit Suisse Securities (USA) LLC	0.38%	7/26/12	Open	5,703,369	5,709,209
Credit Suisse Securities (USA) LLC	0.35%	7/27/12	Open	615,938	616,519
Credit Suisse Securities (USA) LLC	0.35%	7/31/12	Open	918,000	918,830
Credit Suisse Securities (USA) LLC	0.35%	8/10/12	Open	215,437	215,611
Credit Suisse Securities (USA) LLC	0.35%	8/13/12	Open	768,625	769,223
Credit Suisse Securities (USA) LLC	0.35%	8/17/12	Open	190,500	190,641
Credit Suisse Securities (USA) LLC	0.35%	8/20/12	Open	735,000	735,522
Credit Suisse Securities (USA) LLC	0.35%	8/22/12	Open	859,000	859,593
Credit Suisse Securities (USA) LLC	0.35%	8/30/12	Open	478,575	478,868
Credit Suisse Securities (USA) LLC	0.35%	9/04/12	Open	310,375	310,550
UBS Securities Corp.	0.34%	9/04/12	Open	137,500	137,575
Barclays Capital, Inc.	(0.25)%	9/06/12	Open	16,000	15,994
Credit Suisse Securities (USA) LLC	(0.25)%	9/06/12	Open	92,006	91,970
Deutsche Bank Securities, Inc.	(1.00)%	9/19/12	Open	149,275	149,101
UBS Securities Corp.	0.34%	9/24/12	Open	607,500	607,718
UBS Securities Corp.	0.36%	9/24/12	Open	545,900	546,107
Credit Suisse Securities (USA) LLC	0.35%	9/27/12	Open	860,781	861,074

See Notes to Financial Statements.

22	ANNUAL REPORT	OCTOBER 31, 2012

Schedule of Investments (continued)	BlackRock Credit Allocation Income Trust I, Inc. (PSW)

Reverse repurchase agreements outstanding as of October 31, 2012 were as follows (concluded):

Counterparty	Interest Rate	Trade Date	Maturity Date	Face Value	Face Value Including Accrued Interest
Deutsche Bank Securities, Inc.	(1.50)%	10/01/12	Open	$369,750	$369,272
UBS Securities Corp.	0.10%	10/02/12	Open	477,930	477,968
Citigroup Global Markets, Inc.	(0.75)%	10/04/12	Open	211,781	211,662
Credit Suisse Securities (USA) LLC	0.35%	10/09/12	Open	508,937	509,052
Credit Suisse Securities (USA) LLC	0.35%	10/15/12	Open	476,875	476,954
UBS Securities Corp.	(0.50)%	10/16/12	Open	295,975	295,911
UBS Securities Corp.	0.35%	10/16/12	Open	2,538,000	2,538,395
UBS Securities Corp.	0.38%	10/16/12	Open	2,387,500	2,387,904
BNP Paribas Securities Corp.	0.26%	10/17/12	Open	1,205,075	1,205,206
Deutsche Bank Securities, Inc.	(0.63)%	10/24/12	12/31/22	110,850	110,835
Credit Suisse Securities (USA) LLC	0.35%	10/24/12	Open	443,531	443,566
Deutsche Bank Securities, Inc.	0.14%	10/25/12	Open	334,475	334,484
Credit Suisse Securities (USA) LLC	0.35%	10/29/12	Open	1,671,531	1,671,580
Credit Suisse Securities (USA) LLC	0.35%	10/30/12	Open	918,000	918,009
Deutsche Bank Securities, Inc.	0.00%	10/31/12	Open	357,050	357,050
Total				$57,959,120	$58,019,826

•	Financial futures contracts purchased as of October 31, 2012 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value		Unrealized Appreciation (Depreciation)
43	2-Year US Treasury Note	Chicago Board of Trade	December 2012	USD	9,474,109	$(4,810)
20	90-Day Euro-Dollar	Chicago Mercantile	March 2016	USD	4,945,750	4,135
Total						$(675)

•	Financial futures contracts sold as of October 31, 2012 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value		Unrealized Appreciation (Depreciation)
28	5-Year US Treasury Note	Chicago Board of Trade	December 2012	USD	3,479,000	$(2,840)
119	10-Year US Treasury Note	Chicago Board of Trade	December 2012	USD	15,830,719	(38,695)
9	30-Year US Treasury Bond	Chicago Board of Trade	December 2012	USD	1,343,813	3,899
1	Euro-Bund	Eurex	December 2012	USD	183,638	(701)
17	Ultra Long US Treasury Bond	Chicago Board of Trade	December 2012	USD	2,806,594	34,100
Total						$(4,237)

•	Foreign currency exchange contracts as of October 31, 2012 were as follows:

Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation
USD 77,900	EUR 60,000	UBS AG	1/23/13	$66
USD 207,693	EUR 160,000	UBS AG	1/23/13	137
USD 207,202	EUR 158,000	UBS AG	1/23/13	2,240
Total				$2,443

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2012	23

Schedule of Investments (continued)	BlackRock Credit Allocation Income Trust I, Inc. (PSW)

•	Credit default swaps on single-name issues — buy protection outstanding as of October 31, 2012 were as follows:

Issuer	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
Southwest Airlines Co.	1.00%	Goldman Sachs Group, Inc.	12/20/16	USD	280	$(8,121)
Southwest Airlines Co.	1.00%	Royal Bank of Scotland Plc	12/20/16	USD	280	(9,091)
STMicroelectronics NV	1.00%	Barclays Plc	6/20/17	EUR	285	2,502
Cigna Corp.	1.00%	Goldman Sachs Group, Inc.	9/20/17	USD	525	(6,460)
General Dynamic Corp.	1.00%	Credit Suisse Group AG	9/20/17	USD	390	(414)
Hewlett-Packard Co.	1.00%	Citigroup, Inc.	9/20/17	USD	200	3,549
Hewlett-Packard Co.	1.00%	Credit Suisse Group AG	9/20/17	USD	190	10,303
Hewlett-Packard Co.	1.00%	JPMorgan Chase & Co.	9/20/17	USD	600	29,374
Humana, Inc.	1.00%	Goldman Sachs Group, Inc.	9/20/17	USD	525	(1,577)
Lockheed Martin Corp.	1.00%	Credit Suisse Group AG	9/20/17	USD	390	(3,835)
Northrop Grumman Corp.	1.00%	Credit Suisse Group AG	9/20/17	USD	325	(1,747)
Raytheon Co.	1.00%	Credit Suisse Group AG	9/20/17	USD	325	(1,121)
Viacom, Inc.	1.00%	Credit Suisse Group AG	9/20/17	USD	850	(7,564)
Total						$5,798

•	Credit default swaps on single-name issues — sold protection outstanding as of October 31, 2012 were as follows:

Issuer	Receive Fixed Rate	Counterparty	Expiration Date	Issuer Credit Rating[1]	Notional Amount (000)[2]		Unrealized Appreciation
Anadarko Petroleum Corp.	1.00%	Credit Suisse Group AG	6/20/17	BBB-	USD	245	$6,659
Anadarko Petroleum Corp.	1.00%	Morgan Stanley	6/20/17	BBB-	USD	10	321
Comcast Corp.	1.00%	Credit Suisse Group AG	9/20/17	BBB+	USD	850	9,887
United Health Group, Inc.	1.00%	Goldman Sachs Group, Inc.	9/20/17	A	USD	525	8,411
WellPoint, Inc.	1.00%	Goldman Sachs Group, Inc.	9/20/17	A-	USD	525	2,965
MetLife, Inc.	1.00%	Deutsche Bank AG	3/20/18	A-	USD	200	17
Total							$28,260

[1]	Using S&P’s rating.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

•	Interest rate swaps outstanding as of October 31, 2012 were as follows:

Fixed Rate	Floating Rate	Counterparty/ Exchange	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
0.44%[3]	3-month LIBOR	Chicago Mercantile	8/29/14	USD	3,800	$(3,974)
2.48%[3]	3-month LIBOR	Credit Suisse Group AG	7/05/42	USD	500	11,836
2.26%[3]	3-month LIBOR	Goldman Sachs Group, Inc.	7/26/42	USD	300	21,652
2.46%[3]	3-month LIBOR	Deutsche Bank AG	8/07/42	USD	1,200	33,040
2.52%[3]	3-month LIBOR	Citigroup, Inc.	8/10/42	USD	600	9,342
2.71%[3]	3-month LIBOR	Credit Suisse Group AG	8/21/42	USD	100	(2,406)
Total						$69,490

[3]	Fund pays the fixed rate and receives the floating rate.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

See Notes to Financial Statements.

24	ANNUAL REPORT	OCTOBER 31, 2012

Schedule of Investments (continued)	BlackRock Credit Allocation Income Trust I, Inc. (PSW)

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of October 31, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$665,738	$588,250	$1,253,988
Corporate Bonds	—	137,830,721	1,354,375	139,185,096
Floating Rate Loan Interests	—	41,192	—	41,192
Preferred Securities	$653,421	27,610,528	—	28,263,949
Taxable Municipal Bonds	—	1,007,312	—	1,007,312
US Govern- ment Sponsored Agency Securities	—	341,349	—	341,349
US Treasury Obligations	—	3,415,278	—	3,415,278
Short-Term Securities	883,178	—	—	883,178

Total	$1,536,599	$170,912,118	$1,942,625	$174,391,342

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Credit contracts	—	$73,988	—	$73,988
Foreign currency exchange contracts	—	2,443	—	2,443
Interest rate contracts	$132,884	117,558	—	250,442
Liabilities:
Credit contracts	—	(39,930)	—	(39,930)
Interest rate contracts	(47,046)	(118,048)	—	(165,094)

Total	$85,838	$36,011	—	$121,849

[1]	Derivative financial instruments are swaps, financial futures contracts, foreign currency exchange contracts and options. Swaps, financial futures contracts and foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument and options are shown at value.

Certain of the Fund’s assets and liabilities are held at carrying amount or face value, which approximates fair value for financial statement purposes. As of October 31, 2012, such assets and liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Foreign currency at value	$8,814	—	—	$8,814
Cash pledged as collateral for financial futures contracts	207,000	—	—	207,000
Cash pledged as collateral for swaps	120,000	—	—	120,000
Liabilities:
Reverse repurchase agreements	—	$(57,959,120)	—	(57,959,120)

Total	$335,814	$(57,959,120)	—	$(57,623,306)

There were no transfers between Level 1 and Level 2 during the year ended October 31, 2012.

Certain of the Fund’s investments and derivative financial instruments are categorized as Level 3 and were valued utilizing transaction prices or third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in the unobservable inputs could result in a significantly lower or higher value in such Level 3 investments and derivative financial instruments.

A reconciliation of Level 3 investments and derivative financial instruments is presented when the Fund had a significant amount of Level 3 investments and derivative financial instruments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset- Backed Securities	Corporate Bonds	Total
Assets:
Opening balance, as of October 31, 2011	$503,750	$858,000	$1,361,750
Transfers into Level 3[2]	—	—	—
Transfers out of Level 3[2]	—	—	—
Accrued discounts/premiums	15,649	—	15,649
Net realized gain (loss)	—	—	—
Net change in unrealized appreciation/depreciation[3]	68,851	(3,625)	65,226
Purchases	—	500,000	500,000
Sales	—	—	—

Closing Balance, as of October 31, 2012	$588,250	$1,354,375	$1,942,625

[2]	Transfers into and transfers out of Level 3 represent the values as of the beginning of the reporting period.

[3]	Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations. The change in unrealized appreciation/depreciation on investments still held as of October 31, 2012 was $65,226.

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2012	25

Schedule of Investments (concluded)	BlackRock Credit Allocation Income Trust I, Inc. (PSW)

The following table is a reconciliation of Level 3 derivative financial instruments for which significant unobservable inputs were used in determining fair value:

Credit Contracts
Assets:
Opening balance, as of October 31, 2011	$1,175
Transfers into Level 3[1]	—
Transfers out of Level 3[1]	—
Accrued discounts/premiums	—
Net realized gain (loss)	—
Net change in unrealized appreciation/depreciation[2]	(1,175)
Purchases	—
Issues[3]	—
Sales	—
Settlements[4]	—

Closing Balance, as of October 31, 2012	—

[1]	Transfers into and transfers out of Level 3 represent the values as of the beginning of the reporting period.

[2]

Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations. The change in unrealized appreciation/depreciation on derivative financial instruments still held as of October 31, 2012 was $0.

[3]	Issues represent upfront cash received on certain derivative financial instruments.

[4]	Settlements represent periodic contractual cash flows and/or cash flows to terminate certain derivative financial instruments.

See Notes to Financial Statements.

26	ANNUAL REPORT	OCTOBER 31, 2012

Schedule of Investments October 31, 2012	BlackRock Credit Allocation Income Trust II, Inc. (PSY) (Percentages shown are based on Net Assets)

Asset-Backed Securities		Par (000)	Value

321 Henderson Receivables I LLC, Series 2012-1A, Class A, 4.21%, 2/16/65 (a)	USD	1,018	$1,069,016
Atrium CDO Corp., Series 5A, Class A4, 0.82%, 7/20/20 (a)(b)		2,650	2,398,250
SLM Student Loan Trust, Series 2004-B, Class A2, 0.59%, 6/15/21 (b)		1,756	1,714,987
Total Asset-Backed Securities – 1.0%			5,182,253

Corporate Bonds
Aerospace & Defense — 0.8%
BE Aerospace, Inc., 5.25%, 4/01/22		1,745	1,819,163
Huntington Ingalls Industries, Inc.:
6.88%, 3/15/18		610	658,800
7.13%, 3/15/21		600	645,000
Kratos Defense & Security Solutions, Inc., 10.00%, 6/01/17		1,014	1,095,120

			4,218,083
Airlines — 0.5%
American Airlines Pass-Through Trust, Series 2011-2, Class A, 8.63%, 10/15/21		240	250,522
Continental Airlines Pass-Through Trust, Series 2009-2, Class B, 9.25%, 5/10/17		1,271	1,388,264
Delta Air Lines Pass-Through Trust, Series 2002-1, Class G-1, 6.72%, 1/02/23		1,013	1,114,603

			2,753,389
Auto Components — 1.0%
Delphi Corp., 6.13%, 5/15/21		570	629,850
Ford Motor Co., 7.45%, 7/16/31		1,090	1,378,850
Icahn Enterprises LP:
7.75%, 1/15/16		610	637,450
8.00%, 1/15/18		2,270	2,440,250

			5,086,400
Beverages — 0.7%
Anheuser-Busch InBev Worldwide, Inc., 1.38%, 7/15/17 (c)		1,000	1,015,075
Constellation Brands, Inc., 7.25%, 5/15/17		1,970	2,319,675

			3,334,750
Building Products — 0.3%
Building Materials Corp. of America (a):
7.00%, 2/15/20		375	406,875
6.75%, 5/01/21		1,060	1,155,400

			1,562,275
Capital Markets — 5.7%
Ameriprise Financial, Inc., 5.30%, 3/15/20 (c)		3,250	3,842,455
E*Trade Financial Corp., 12.50%, 11/30/17		1,865	2,112,113
The Goldman Sachs Group, Inc. (c):
6.15%, 4/01/18		475	556,244
5.25%, 7/27/21		1,175	1,312,878
5.75%, 1/24/22		3,415	3,964,395
6.25%, 2/01/41		4,450	5,283,200
Morgan Stanley, 5.75%, 1/25/21 (c)		3,915	4,380,302
UBS AG:
2.25%, 1/28/14 (c)		1,627	1,651,699
5.88%, 7/15/16 (c)		2,800	3,135,070
7.63%, 8/17/22		2,400	2,588,177

			28,826,533
Chemicals — 2.3%
Ashland, Inc., 4.75%, 8/15/22 (a)		520	530,400
Celanese US Holdings LLC, 5.88%, 6/15/21		1,545	1,720,744
Hexion US Finance Corp., 6.63%, 4/15/20		450	448,875
Huntsman International LLC, 8.63%, 3/15/21 (c)		595	676,813

Corporate Bonds		Par (000)	Value

Chemicals (concluded)
INEOS Finance Plc (a):
8.38%, 2/15/19	USD	320	$336,000
7.50%, 5/01/20		640	648,000
Linde Finance BV, 7.38%, 7/14/66 (b)	EUR	781	1,184,382
LyondellBasell Industries NV, 5.75%, 4/15/24 (c)	USD	1,885	2,181,887
MPM Escrow LLC/MPM Finance Escrow Corp., 8.88%, 10/15/20 (a)		305	298,900
Nufarm Australia Ltd., 6.38%, 10/15/19 (a)		295	302,375
Rockwood Specialties Group, Inc., 4.63%, 10/15/20		1,695	1,745,850
Tronox Finance LLC, 6.38%, 8/15/20 (a)		1,545	1,541,138

			11,615,364
Commercial Banks — 5.3%
Amsouth Bank, Series AI, 4.85%, 4/01/13		1,050	1,064,438
Asciano Finance Ltd., 5.00%, 4/07/18 (a)		900	970,041
Associated Banc-Corp, 5.13%, 3/28/16 (c)		2,200	2,412,329
BBVA US Senior SAU, 4.66%, 10/09/15 (c)		2,500	2,524,715
Branch Banking & Trust Co. (b)(c):
0.72%, 9/13/16		1,100	1,069,072
0.73%, 5/23/17		675	648,364
CIT Group, Inc.:
4.25%, 8/15/17		1,380	1,415,614
5.25%, 3/15/18		1,190	1,264,375
5.50%, 2/15/19 (a)		1,040	1,108,900
5.00%, 8/15/22		430	445,578
City National Corp., 5.25%, 9/15/20 (c)		2,350	2,590,320
Discover Bank, 8.70%, 11/18/19		1,200	1,569,026
HSBC Finance Corp., 6.68%, 1/15/21 (c)		1,525	1,804,586
Regions Financial Corp.:
4.88%, 4/26/13		2,525	2,566,031
5.75%, 6/15/15		1,800	1,971,000
Santander Holdings USA, Inc., 3.00%, 9/24/15		1,100	1,121,057
SVB Financial Group, 5.38%, 9/15/20		2,300	2,604,844

			27,150,290
Commercial Services & Supplies — 4.0%
ADS Waste Holdings, Inc., 8.25%, 10/01/20 (a)		298	308,430
The ADT Corp., 4.88%, 7/15/42 (a)		1,310	1,398,000
Aviation Capital Group Corp. (a):
7.13%, 10/15/20 (c)		9,300	9,811,480
6.75%, 4/06/21		2,325	2,415,466
Casella Waste Systems, Inc., 7.75%, 2/15/19		366	358,680
Clean Harbors, Inc., 5.25%, 8/01/20 (a)		463	474,575
Corrections Corp. of America, 7.75%, 6/01/17		3,375	3,607,031
Covanta Holding Corp., 6.38%, 10/01/22		665	723,702
HDTFS, Inc. (a):
5.88%, 10/15/20		370	373,700
6.25%, 10/15/22		465	471,394
Mobile Mini, Inc., 7.88%, 12/01/20		275	297,344

			20,239,802
Communications Equipment — 0.9%
Avaya, Inc., 9.75%, 11/01/15 (c)		900	801,000
Brocade Communications Systems, Inc., 6.88%, 1/15/20 (c)		2,965	3,209,613
Zayo Group LLC/Zayo Capital, Inc., 8.13%, 1/01/20		720	788,400

			4,799,013
Computers & Peripherals — 0.0%
NCR Corp., 5.00%, 7/15/22 (a)		140	142,975
Construction Materials — 0.5%
HD Supply, Inc. (a):
8.13%, 4/15/19		900	990,000
11.50%, 7/15/20		1,250	1,315,625

			2,305,625

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2012	27

Schedule of Investments (continued)	BlackRock Credit Allocation Income Trust II, Inc. (PSY) (Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value

Consumer Finance — 5.3%
American Express Credit Corp., 2.75%, 9/15/15 (c)	USD	5,850	$6,166,889
Capital One Bank USA NA, 8.80%, 7/15/19		3,325	4,425,532
Daimler Finance North America LLC, 2.63%, 9/15/16 (a)(c)		3,425	3,573,583
Experian Finance Plc, 2.38%, 6/15/17 (a)(c)		750	767,823
Ford Motor Credit Co. LLC:
8.00%, 12/15/16		975	1,180,754
5.88%, 8/02/21		2,580	2,970,620
Inmarsat Finance Plc, 7.38%, 12/01/17 (a)		1,815	1,955,663
SLM Corp., 6.25%, 1/25/16		4,870	5,259,843
Toll Brothers Finance Corp., 5.88%, 2/15/22		410	463,500

			26,764,207
Containers & Packaging — 1.3%
Ardagh Packaging Finance Plc (a):
7.38%, 10/15/17		200	215,000
7.38%, 10/15/17		225	241,594
9.13%, 10/15/20		235	245,575
Ball Corp.:
7.13%, 9/01/16		1,750	1,881,250
6.75%, 9/15/20		2,210	2,425,475
Crown Americas LLC, 6.25%, 2/01/21		825	910,594
Smurfit Kappa Acquisitions, 4.88%, 9/15/18 (a)		490	490,000

			6,409,488
Diversified Financial Services — 7.5%
Ally Financial, Inc.:
4.50%, 2/11/14		1,775	1,828,250
8.30%, 2/12/15		1,230	1,377,907
8.00%, 11/01/31		1,230	1,463,700
Bank of America Corp.:
3.75%, 7/12/16 (c)		1,395	1,494,924
5.30%, 3/15/17 (c)		3,640	4,086,537
5.00%, 5/13/21		50	56,404
Blackstone Holdings Finance Co. LLC, 4.75%, 2/15/23 (a)(c)		825	884,882
Citigroup, Inc. (c):
6.38%, 8/12/14		1,300	1,416,564
4.59%, 12/15/15		975	1,063,650
4.45%, 1/10/17		2,680	2,960,725
DPL, Inc., 7.25%, 10/15/21		1,080	1,217,700
General Motors Financial Co., Inc., 6.75%, 6/01/18		500	554,325
ING Bank NV, 5.00%, 6/09/21 (a)(c)		2,350	2,653,996
Intesa Sanpaolo SpA, 2.38%, 12/21/12 (c)		3,500	3,500,021
LeasePlan Corp. NV, 3.00%, 10/23/17 (a)(c)		2,000	2,023,055
Moody’s Corp., 6.06%, 9/07/17		6,000	6,578,384
Reynolds American, Inc., 3.25%, 11/01/22		1,875	1,896,420
Reynolds Group Issuer, Inc.:
7.13%, 4/15/19		245	260,925
7.88%, 8/15/19		740	802,900
9.88%, 8/15/19		305	319,488
5.75%, 10/15/20 (a)		1,200	1,212,000
6.88%, 2/15/21		110	116,875
WMG Acquisition Corp., 9.50%, 6/15/16		205	225,244

			37,994,876
Diversified Telecommunication Services — 3.9%
AT&T, Inc., 6.30%, 1/15/38 (c)		4,000	5,355,608
Level 3 Financing, Inc.:
8.13%, 7/01/19		3,149	3,361,557
8.63%, 7/15/20		650	708,500
Telecom Italia Capital SA, 6.18%, 6/18/14		975	1,034,130
Telefonica Emisiones SAU, 5.46%, 2/16/21		1,360	1,382,100
Verizon Communications, Inc. (c):
1.95%, 3/28/14		3,650	3,726,938
7.35%, 4/01/39		2,375	3,657,588
Windstream Corp., 7.88%, 11/01/17		730	813,038

			20,039,459

Corporate Bonds		Par (000)	Value

Electric Utilities — 2.9%
CMS Energy Corp., 5.05%, 3/15/22	USD	1,125	$1,256,680
FirstEnergy Solutions Corp., 6.05%, 8/15/21		1,100	1,271,105
Great Plains Energy, Inc., 5.29%, 6/15/22		1,650	1,891,529
Mirant Mid Atlantic Pass Through Trust, Series B, 9.13%, 6/30/17		517	564,760
Nisource Finance Corp.:
6.40%, 3/15/18		1,070	1,302,404
5.25%, 2/15/43		620	695,319
Oncor Electric Delivery Co. LLC (c):
4.10%, 6/01/22		1,200	1,285,754
5.30%, 6/01/42		820	933,385
Progress Energy, Inc., 7.00%, 10/30/31 (c)		4,000	5,339,096

			14,540,032
Electronic Equipment, Instruments & Components — 0.3%
Jabil Circuit, Inc., 8.25%, 3/15/18		800	944,000
NXP BV, 3.09%, 10/15/13 (b)		400	399,500

			1,343,500
Energy Equipment & Services — 3.8%
Atwood Oceanics, Inc., 6.50%, 2/01/20		110	118,250
Cie Générale de Géophysique-Veritas, 6.50%, 6/01/21		700	738,500
Energy Transfer Partners LP, 5.20%, 2/01/22		3,000	3,443,730
Ensco Plc, 4.70%, 3/15/21		1,965	2,262,723
FTS International Services LLC/FTS International Bonds, Inc., 8.13%, 11/15/18 (a)		789	824,505
Hornbeck Offshore Services, Inc., 5.88%, 4/01/20		285	289,988
Key Energy Services, Inc., 6.75%, 3/01/21		745	741,275
MEG Energy Corp. (a):
6.50%, 3/15/21		955	1,024,237
6.38%, 1/30/23		225	240,750
Oil States International, Inc., 6.50%, 6/01/19		505	536,562
Peabody Energy Corp., 6.25%, 11/15/21 (c)		1,555	1,605,537
Precision Drilling Corp., 6.50%, 12/15/21		425	449,438
Seadrill Ltd., 5.63%, 9/15/17 (a)		2,345	2,345,000
Transocean, Inc.:
2.50%, 10/15/17		400	405,112
6.50%, 11/15/20		1,125	1,366,792
6.38%, 12/15/21		1,375	1,673,147
6.80%, 3/15/38		975	1,211,888

			19,277,434
Food & Staples Retailing — 0.6%
Wal-Mart Stores, Inc., 5.25%, 9/01/35 (c)		2,500	3,127,365
Food Products — 1.3%
Kraft Foods Group, Inc., 5.00%, 6/04/42 (a)		1,325	1,547,429
Mondelez International, Inc.:
6.50%, 8/11/17		1,665	2,056,485
6.13%, 8/23/18		1,660	2,065,583
Post Holdings, Inc., 7.38%, 2/15/22 (a)		916	972,105

			6,641,602
Gas Utilities — 0.2%
El Paso Natural Gas Co. LLC, 8.63%, 1/15/22		695	950,772
Health Care Equipment & Supplies — 0.6%
Fresenius US Finance II, Inc., 9.00%, 7/15/15 (a)		2,250	2,581,875
Teleflex, Inc., 6.88%, 6/01/19		490	526,750

			3,108,625
Health Care Providers & Services — 4.1%
Aviv Healthcare Properties LP, 7.75%, 2/15/19		460	484,725
CHS/Community Health Systems, Inc., 5.13%, 8/15/18		480	498,000
HCA, Inc.:
8.50%, 4/15/19		240	269,700
6.50%, 2/15/20		2,240	2,475,200

See Notes to Financial Statements.

28	ANNUAL REPORT	OCTOBER 31, 2012

Schedule of Investments (continued)	BlackRock Credit Allocation Income Trust II, Inc. (PSY) (Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value

Health Care Providers & Services (concluded)
HCA, Inc. (concluded):
7.25%, 9/15/20	USD	3,435	$3,799,969
4.75%, 5/01/23		1,450	1,450,000
INC Research LLC, 11.50%, 7/15/19 (a)		695	698,475
inVentiv Health, Inc., 10.00%, 8/15/18 (a)		50	45,250
Tenet Healthcare Corp.:
10.00%, 5/01/18		1,530	1,744,200
8.88%, 7/01/19		1,125	1,257,187
4.75%, 6/01/20 (a)		947	938,714
UnitedHealth Group, Inc., 6.88%, 2/15/38 (c)		3,400	4,818,711
WellPoint, Inc. (c):
3.30%, 1/15/23		1,075	1,111,964
2.75%, 10/15/42 (a)(d)		1,400	1,459,500

			21,051,595
Health Care Technology — 1.4%
Amgen, Inc.:
5.15%, 11/15/41 (c)		4,208	4,848,525
5.65%, 6/15/42		42	51,573
5.38%, 5/15/43 (c)		1,650	1,980,998

			6,881,096
Household Durables — 0.5%
Beazer Homes USA, Inc., 6.63%, 4/15/18 (a)		690	738,300
DR Horton, Inc., 4.38%, 9/15/22		645	646,613
Standard Pacific Corp., 8.38%, 1/15/21		890	1,032,400

			2,417,313
Independent Power Producers & Energy Traders — 1.8%
The AES Corp.:
9.75%, 4/15/16		985	1,178,306
7.38%, 7/01/21		135	150,863
Calpine Corp. (a):
7.25%, 10/15/17		396	419,760
7.50%, 2/15/21		189	205,538
Energy Future Intermediate Holding Co. LLC, 10.00%, 12/01/20		1,880	2,053,900
Exelon Generation Co. LLC, Series C, 4.25%, 6/15/22 (a)		2,325	2,488,564
GenOn REMA LLC, 9.68%, 7/02/26		500	535,000
Laredo Petroleum, Inc.:
9.50%, 2/15/19		295	334,825
7.38%, 5/01/22		265	288,850
NRG Energy, Inc., 6.63%, 3/15/23 (a)		530	545,900
QEP Resources, Inc.:
5.38%, 10/01/22		569	597,450
5.25%, 5/01/23		295	307,537

			9,106,493
Insurance — 6.8%
American International Group, Inc. (c):
3.80%, 3/22/17		1,500	1,618,240
8.25%, 8/15/18		625	811,904
6.40%, 12/15/20		2,590	3,180,774
Aon Corp., 5.00%, 9/30/20 (c)		4,600	5,300,203
Fairfax Financial Holdings Ltd., 5.80%, 5/15/21 (a)		1,025	1,050,172
Forethought Financial Group, Inc., 8.63%, 4/15/21 (a)		1,000	1,271,261
Genworth Financial, Inc., 7.63%, 9/24/21 (c)		970	1,020,238
ING Verzekeringen NV, 2.51%, 6/21/21 (b)	EUR	430	540,791
Manulife Financial Corp., 4.90%, 9/17/20 (c)	USD	4,700	5,221,926
MPL 2 Acquisition Canco, Inc., 9.88%, 8/15/18 (a)		430	392,375
Nippon Life Insurance Co., 5.00%, 10/18/42 (a)(b)		3,150	3,249,745
Principal Financial Group, Inc., 8.88%, 5/15/19		980	1,302,147
Prudential Financial, Inc.:
6.63%, 12/01/37 (c)		3,400	4,367,456
5.88%, 9/15/42 (b)		1,200	1,263,000
XL Group Ltd., 5.75%, 10/01/21 (c)		3,430	4,063,284

			34,653,516

Corporate Bonds		Par (000)	Value

IT Services — 1.2%
Ceridian Corp., 8.88%, 7/15/19 (a)	USD	1,760	$1,865,600
Epicor Software Corp., 8.63%, 5/01/19		720	756,000
First Data Corp.:
7.38%, 6/15/19 (a)(c)		935	967,725
6.75%, 11/01/20 (a)		800	800,000
8.25%, 1/15/21 (a)		85	85,000
12.63%, 1/15/21		710	733,075
SunGard Data Systems, Inc., 7.38%, 11/15/18		730	785,663

			5,993,063
Life Sciences Tools & Services — 1.8%
Bio-Rad Laboratories, Inc., 8.00%, 9/15/16		3,825	4,178,812
Life Technologies Corp., 6.00%, 3/01/20 (c)		4,200	5,026,850

			9,205,662
Machinery — 1.0%
Ingersoll-Rand Global Holding Co. Ltd., 9.50%, 4/15/14 (c)		3,400	3,807,330
UR Merger Sub Corp. (a):
5.75%, 7/15/18		235	252,625
7.38%, 5/15/20		600	649,500
7.63%, 4/15/22		548	600,060

			5,309,515
Media — 8.4%
A&E Television Networks LLC, 3.25%, 8/22/19		1,450	1,475,375
AMC Networks, Inc., 7.75%, 7/15/21		395	447,338
CCH II LLC, 13.50%, 11/30/16		946	1,017,279
Comcast Corp., 6.30%, 11/15/17 (c)		3,400	4,221,970
Cox Communications, Inc., 8.38%, 3/01/39 (a)		3,400	5,395,008
CSC Holdings LLC, 8.63%, 2/15/19		1,200	1,422,000
DIRECTV Holdings LLC, 5.00%, 3/01/21		2,575	2,928,115
DISH DBS Corp., 7.00%, 10/01/13		1,750	1,830,938
Intelsat Jackson Holdings SA, 7.25%, 4/01/19		190	203,775
Intelsat Luxembourg SA:
11.25%, 2/04/17		890	934,500
11.50%, 2/04/17 (e)		400	421,000
The Interpublic Group of Cos., Inc., 10.00%, 7/15/17		1,175	1,296,906
News America, Inc., 6.15%, 3/01/37		2,750	3,452,564
Time Warner Cable, Inc., 6.75%, 6/15/39		4,050	5,405,798
Time Warner, Inc., 7.70%, 5/01/32		4,150	6,081,327
Unitymedia Hessen GmbH & Co. KG (a):
8.13%, 12/01/17		1,566	1,691,280
7.50%, 3/15/19		1,040	1,139,436
Virgin Media Finance Plc, 4.88%, 2/15/22		510	515,100
Virgin Media Secured Finance Plc, 6.50%, 1/15/18		2,675	2,902,375

			42,782,084
Metals & Mining — 2.5%
AngloGold Ashanti Holdings Plc, 5.13%, 8/01/22		1,450	1,478,742
ArcelorMittal, 4.25%, 3/01/16		225	223,490
Barrick Gold Corp., 2.90%, 5/30/16 (c)		1,150	1,213,349
FMG Resources August 2006 Property Ltd. (a):
6.38%, 2/01/16 (c)		1,655	1,655,000
6.88%, 4/01/22		85	79,900
Freeport-McMoRan Copper & Gold, Inc., 3.55%, 3/01/22		1,400	1,425,477
Freeport-McMoRan Corp., 7.13%, 11/01/27		2,900	3,677,252
New Gold, Inc., 7.00%, 4/15/20 (a)		130	137,800
Novelis, Inc., 8.75%, 12/15/20		975	1,074,938
Steel Dynamics, Inc., 6.38%, 8/15/22 (a)		425	444,125
Teck Resources Ltd., 10.75%, 5/15/19		874	1,052,422

			12,462,495
Multi-Utilities — 1.5%
CenterPoint Energy, Inc. (c):
5.95%, 2/01/17		3,150	3,679,008
6.50%, 5/01/18		3,350	4,078,380

			7,757,388

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2012	29

Schedule of Investments (continued)	BlackRock Credit Allocation Income Trust II, Inc. (PSY) (Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value

Multiline Retail — 0.4%
Dufry Finance SCA, 5.50%, 10/15/20 (a)	USD	707	$719,345
Walgreen Co., 3.10%, 9/15/22		1,050	1,069,139

			1,788,484
Oil, Gas & Consumable Fuels — 13.5%
Access Midstream Partners LP:
5.88%, 4/15/21		595	618,800
6.13%, 7/15/22		475	502,312
Anadarko Petroleum Corp., 6.38%, 9/15/17		23	27,882
Berry Petroleum Co., 6.38%, 9/15/22		425	443,063
BP Capital Markets Plc (c):
3.88%, 3/10/15		1,500	1,611,034
3.20%, 3/11/16		1,875	2,016,017
Carrizo Oil & Gas, Inc., 7.50%, 9/15/20		475	484,500
Chesapeake Energy Corp.:
7.25%, 12/15/18 (c)		40	42,600
6.63%, 8/15/20 (c)		445	467,250
6.13%, 2/15/21		470	475,875
Concho Resources, Inc., 5.50%, 10/01/22		420	439,950
CONSOL Energy, Inc., 6.38%, 3/01/21		450	447,750
Continental Resources, Inc., 5.00%, 9/15/22		465	489,413
Copano Energy LLC, 7.13%, 4/01/21		500	526,250
DCP Midstream LLC, 4.75%, 9/30/21 (a)		298	317,211
Denbury Resources, Inc., 8.25%, 2/15/20		645	730,462
El Paso Pipeline Partners Operating Co. LLC:
6.50%, 4/01/20		1,530	1,873,395
5.00%, 10/01/21		525	594,430
Enbridge Energy Partners LP, 9.88%, 3/01/19		2,100	2,862,355
Energy Transfer Partners LP, 6.50%, 2/01/42		675	848,615
Energy XXI Gulf Coast, Inc., 7.75%, 6/15/19		1,025	1,112,125
Enterprise Products Operating LLC, 6.65%, 4/15/18		4,200	5,260,534
EP Energy LLC/EP Energy Finance, Inc., 6.88%, 5/01/19 (a)		475	513,000
Forest Oil Corp., 8.50%, 2/15/14		620	669,600
Kinder Morgan Energy Partners LP, 6.85%, 2/15/20		4,200	5,364,878
Kodiak Oil & Gas Corp., 8.13%, 12/01/19 (a)		190	207,100
Linn Energy LLC:
6.25%, 11/01/19 (a)		1,125	1,125,000
7.75%, 2/01/21		450	480,375
Marathon Petroleum Corp., 3.50%, 3/01/16		1,375	1,473,260
MarkWest Energy Partners LP:
6.25%, 6/15/22		530	573,725
5.50%, 2/15/23		190	199,500
Newfield Exploration Co.:
6.88%, 2/01/20		595	644,087
5.63%, 7/01/24		420	448,350
Nexen, Inc., 6.40%, 5/15/37		1,380	1,770,926
Oasis Petroleum, Inc.:
7.25%, 2/01/19		270	288,900
6.50%, 11/01/21		305	322,538
Offshore Group Investments Ltd., 11.50%, 8/01/15		352	386,760
ONEOK Partners LP, 8.63%, 3/01/19		3,400	4,520,038
PDC Energy, Inc., 7.75%, 10/15/22 (a)		365	371,388
Petrobras International Finance Co.:
3.88%, 1/27/16		3,725	3,957,198
5.38%, 1/27/21		2,200	2,494,923
Petrohawk Energy Corp., 10.50%, 8/01/14		615	662,662
Petroleum Geo-Services ASA, 7.38%, 12/15/18 (a)		445	472,813
Pioneer Natural Resources Co., 6.88%, 5/01/18		490	602,561
Plains Exploration & Production Co., 6.88%, 2/15/23		1,155	1,153,556
Premier Oil Plc, 5.00%, 6/09/18		3,400	3,485,000
Range Resources Corp.:
6.75%, 8/01/20		520	573,300
5.75%, 6/01/21		335	358,450
Ruby Pipeline LLC, 6.00%, 4/01/22 (a)		2,975	3,172,867
Sabine Pass Liquified Natural Gas LP:
7.50%, 11/30/16		1,775	1,939,187
6.50%, 11/01/20 (a)		575	586,500

Corporate Bonds		Par (000)	Value

Oil, Gas & Consumable Fuels (concluded)
SandRidge Energy, Inc.:
7.50%, 3/15/21 (a)	USD	330	$343,200
7.50%, 3/15/21		200	208,000
8.13%, 10/15/22 (a)		220	236,500
7.50%, 2/15/23 (a)		755	781,425
SESI LLC, 7.13%, 12/15/21		435	485,025
SM Energy Co.:
6.63%, 2/15/19		220	230,450
6.50%, 11/15/21		345	363,113
6.50%, 1/01/23		215	224,675
Targa Resources Partners LP, 6.88%, 2/01/21		375	406,875
Tennessee Gas Pipeline Co. LLC, 8.00%, 2/01/16		831	997,748
Tesoro Corp., 5.38%, 10/01/22		615	641,137
Western Gas Partners LP, 5.38%, 6/01/21		1,525	1,757,090
The Williams Cos., Inc., 8.75%, 3/15/32		711	1,018,436

			68,703,939
Paper & Forest Products — 2.1%
Boise Paper Holdings LLC:
9.00%, 11/01/17		120	132,000
8.00%, 4/01/20		480	525,600
International Paper Co.:
7.50%, 8/15/21		3,325	4,415,603
7.30%, 11/15/39		3,400	4,722,488
Longview Fibre Paper & Packaging, Inc., 8.00%, 6/01/16 (a)		330	344,025
PH Glatfelter Co., 5.38%, 10/15/20 (a)		465	471,394

			10,611,110
Pharmaceuticals — 2.3%
Capsugel Finance Co. SCA, 9.88%, 8/01/19 (a)	EUR	300	440,367
Merck & Co., Inc., 6.50%, 12/01/33 (c)	USD	2,070	3,076,631
Pfizer, Inc., 7.20%, 3/15/39 (c)		1,425	2,278,746
Roche Holdings, Inc., 7.00%, 3/01/39 (a)(c)		1,825	2,826,620
Valeant Pharmaceuticals International (a):
6.50%, 7/15/16		117	123,142
6.38%, 10/15/20		700	736,750
Watson Pharmaceuticals, Inc., 3.25%, 10/01/22		2,240	2,308,295

			11,790,551
Real Estate Investment Trusts (REITs) — 2.8%
AvalonBay Communities, Inc., 6.10%, 3/15/20 (c)		3,400	4,203,746
Developers Diversified Realty Corp.:
4.75%, 4/15/18		645	723,845
7.88%, 9/01/20		775	1,007,926
ERP Operating LP, 5.75%, 6/15/17		3,405	4,024,856
HCP, Inc., 5.38%, 2/01/21		1,025	1,186,411
UDR, Inc., 4.25%, 6/01/18		1,475	1,635,597
Ventas Realty LP/Ventas Capital Corp., 4.75%, 6/01/21		1,135	1,263,888

			14,046,269
Real Estate Management & Development — 0.4%
Lennar Corp., 4.75%, 11/15/22 (a)		535	529,650
Realogy Corp. (a)(c):
7.88%, 2/15/19		495	532,125
7.63%, 1/15/20		620	695,950
Shea Homes LP, 8.63%, 5/15/19		480	534,000

			2,291,725
Road & Rail — 1.3%
The Hertz Corp., 6.75%, 4/15/19		338	358,703
Norfolk Southern Corp., 6.00%, 3/15/2105 (c)		5,000	6,254,415

			6,613,118
Semiconductors & Semiconductor Equipment — 0.5%
KLA-Tencor Corp., 6.90%, 5/01/18		1,928	2,323,786

See Notes to Financial Statements.

30	ANNUAL REPORT	OCTOBER 31, 2012

Schedule of Investments (continued)	BlackRock Credit Allocation Income Trust II, Inc. (PSY) (Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value

Software — 0.5%
Infor US, Inc., 9.38%, 4/01/19	USD	960	$1,060,800
Nuance Communications, Inc., 5.38%, 8/15/20 (a)		670	683,400
Symantec Corp., 2.75%, 6/15/17		600	622,951

			2,367,151
Specialty Retail — 1.5%
AutoNation, Inc., 6.75%, 4/15/18		1,965	2,205,712
Limited Brands, Inc., 7.00%, 5/01/20		980	1,118,425
QVC, Inc. (a):
7.38%, 10/15/20		105	116,365
5.13%, 7/02/22		1,510	1,578,841
Sally Holdings LLC, 6.88%, 11/15/19		595	659,706
VF Corp., 5.95%, 11/01/17 (c)		1,475	1,753,023

			7,432,072
Tobacco — 2.2%
Altria Group, Inc., 10.20%, 2/06/39		3,929	6,902,302
BAT International Finance Plc, 3.25%, 6/07/22 (a)(c)		1,425	1,480,280
Lorillard Tobacco Co., 3.50%, 8/04/16		2,450	2,603,431

			10,986,013
Trading Companies & Distributors — 0.3%
Doric Nimrod Air Finance Alpha Ltd. Pass Through Trust, Series 2012-1, Class A, 5.13%, 11/30/24 (a)		1,390	1,445,600
Transportation Infrastructure — 1.0%
Penske Truck Leasing Co. LP/PTL Finance Corp. (a):
3.75%, 5/11/17		3,150	3,216,317
4.88%, 7/11/22		1,650	1,686,848

			4,903,165
Wireless Telecommunication Services — 4.7%
America Movil SAB de CV (c):
2.38%, 9/08/16		2,675	2,796,239
3.13%, 7/16/22		1,025	1,056,967
American Tower Corp.:
4.50%, 1/15/18		1,925	2,131,676
5.90%, 11/01/21		1,295	1,551,038
Cricket Communications, Inc., 7.75%, 5/15/16		670	708,525
Crown Castle International Corp.:
9.00%, 1/15/15		890	952,300
5.25%, 1/15/23 (a)		560	579,600
Crown Castle Towers LLC (a):
5.50%, 1/15/37		1,175	1,341,866
6.11%, 1/15/40		1,300	1,581,668
Digicel Group Ltd., 8.25%, 9/30/20 (a)		1,080	1,163,700
SBA Tower Trust, 5.10%, 4/15/42 (a)		4,225	4,693,126
Sprint Capital Corp., 6.88%, 11/15/28		480	490,800
Sprint Nextel Corp. (a):
9.00%, 11/15/18		1,545	1,908,075
7.00%, 3/01/20		2,670	3,097,200

			24,052,780
Total Corporate Bonds – 114.2%			579,207,842

Floating Rate Loan Interests – 0.1% (b)
Oil, Gas & Consumable Fuels — 0.1%
Chesapeake Energy Corp., Unsecured Term Loan, 8.50%, 12/01/17		177	176,973

Preferred Securities
Capital Trusts
Capital Markets — 3.5%
Ameriprise Financial, Inc., 7.52%, 6/01/66 (b)		2,500	2,762,500
RBS Capital Trust II, 6.43% (b)(f)		1,250	1,050,000

Capital Trusts		Par (000)	Value

Capital Markets (concluded)
State Street Capital Trust IV, 1.39%, 6/01/67 (b)	USD	18,235	$13,983,874

			17,796,374
Commercial Banks — 3.0%
Barclays Bank Plc, 7.43% (a)(b)(f)		650	676,000
BNP Paribas SA, 7.20% (a)(b)(c)(f)		1,500	1,477,500
Credit Agricole SA, 8.38% (a)(b)(c)(f)		1,475	1,500,812
HSBC Capital Funding LP/Jersey Channel Islands, 10.18% (a)(c)(f)		4,835	6,623,950
M&T Capital Trust II, 8.28%, 6/01/27		3,630	3,711,675
National City Preferred Capital Trust I, 12.00% (b)(f)		1,100	1,112,617

			15,102,554
Diversified Financial Services — 1.9%
General Electric Capital Corp., 6.25% (b)(c)		2,700	2,943,081
JPMorgan Chase Capital XXIII, 1.43%, 5/15/77 (b)(c)		8,775	6,483,690

			9,426,771
Electric Utilities — 0.6%
PPL Capital Funding, Inc., 6.70%, 3/30/67 (b)		3,000	3,161,250
Insurance — 9.4%
ACE Capital Trust II, 9.70%, 4/01/30 (c)		2,500	3,654,002
The Allstate Corp., 6.50%, 5/15/67 (b)		5,000	5,375,000
American General Capital II, 8.50%, 7/01/30		100	122,500
American International Group, Inc., 8.18%, 5/15/68 (b)		900	1,122,750
Aon Corp., 8.21%, 1/01/27		2,500	3,134,660
AXA SA, 6.38% (a)(b)(f)		3,000	2,805,000
Bank One Capital III, 8.75%, 9/01/30		2,000	2,867,446
The Chubb Corp., 6.38%, 3/29/67 (b)		2,000	2,170,000
Liberty Mutual Group, Inc., 10.75%, 6/15/88 (a)(b)		2,925	4,358,250
Lincoln National Corp., 7.00%, 5/17/66 (b)		3,350	3,433,750
MetLife, Inc., 6.40%, 12/15/66		3,325	3,614,365
Mitsui Sumitomo Insurance Co. Ltd., 7.00%, 3/15/72 (a)(b)		1,420	1,620,347
Northwestern Mutual Life Insurance Co., 6.06%, 3/30/40 (a)(c)		3,800	4,995,165
Principal Life Insurance Co., 8.00%, 3/01/44 (a)(c)		2,500	2,756,100
Reinsurance Group of America, Inc., 6.75%, 12/15/65 (b)		3,000	3,035,247
Swiss Re Solutions Holding Corp., 7.75%, 6/15/30 (c)		2,000	2,601,570

			47,666,152
Multi-Utilities — 1.3%
Dominion Resources Capital Trust I, 7.83%, 12/01/27		2,500	2,536,083
Dominion Resources, Inc., 7.50%, 6/30/66 (b)		3,900	4,290,000

			6,826,083
Oil, Gas & Consumable Fuels — 1.3%
Enterprise Products Operating LLC, Series A, 8.38%, 8/01/66 (b)		2,000	2,280,000
TransCanada PipeLines Ltd., 6.35%, 5/15/67 (b)		4,000	4,298,524

			6,578,524
Road & Rail — 0.8%
BNSF Funding Trust I, 6.61%, 12/15/55		3,750	4,209,375
Total Capital Trusts – 21.8%			110,767,083

Preferred Stocks		Shares
Auto Components — 0.1%
Dana Holding Corp., 4.00% (a)(d)		4,000	448,500
Capital Markets — 0.2%
RBS Capital Funding Trust V, 5.90%		40,000	735,600

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2012	31

Schedule of Investments (continued)	BlackRock Credit Allocation Income Trust II, Inc. (PSY) (Percentages shown are based on Net Assets)

Preferred Stocks		Shares	Value

Diversified Financial Services — 0.4%
Ally Financial, Inc., 7.00% (a)		2,190	$2,110,339
Thrifts & Mortgage Finance — 0.0%
Fannie Mae, Series S, 8.25% (b)(g)		14,000	23,800
Freddie Mac, Series Z, 8.38% (b)(g)		14,000	24,360

			48,160
Wireless Telecommunication Services — 0.6%
Centaur Funding Corp., 9.08% (a)		2,423	3,073,424
Total Preferred Stocks — 1.3%			6,416,023

Trust Preferreds
Diversified Financial Services — 0.4%
GMAC Capital Trust I, Series 2, 8.13%, 2/15/40		74,940	1,926,796
Machinery — 0.3%
Stanley Black & Decker, Inc., 5.75%, 7/25/52		70,000	1,809,500
Total Trust Preferreds — 0.7%			3,736,296
Total Preferred Securities — 23.8%			120,919,402

Taxable Municipal Bonds — 0.9%		Par (000)
Metropolitan Transportation Authority, RB, Build America Bonds, 6.55%, 11/15/31	USD	3,450	4,344,033

US Government Sponsored Agency Securities — 0.3%
Agency Obligations — 0.3%
Fannie Mae, 1.93%, 10/09/19 (c)(h)		1,670	1,461,672

US Treasury Obligations
US Treasury Bonds (c):
3.75%, 8/15/41		1,470	1,750,908
3.13%, 11/15/41		990	1,050,637
3.00%, 5/15/42		5,010	5,175,175
US Treasury Notes:
0.88%, 12/31/16 (c)		3,847	3,893,583
0.63%, 5/31/17 (c)		10,380	10,371,084
2.00%, 2/15/22		145	150,154
1.63%, 8/15/22 (c)		1,555	1,546,496
Total US Treasury Obligations — 4.7%			23,938,037
Total Long-Term Investments (Cost — $671,038,679) — 145.0%			735,230,212

Short-Term Securities		Shares
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.17% (i)(j)		1,125,074	1,125,074
Total Short-Term Securities (Cost — $1,125,074) — 0.2%			1,125,074

Options Purchased		Contracts
Exchange-Traded Put Options — 0.1%
Euro-Dollar 3-Year Mid-Curve Options, Strike Price USD 98.88, Expires 3/15/13		940	387,750

Options Purchased		Notional Amount (000)	Value

Over-the-Counter Interest Rate Put Swaptions — 0.0%
Pay a fixed rate of 0.71% and receive a floating rate based on 3-month LIBOR, Expires 6/28/13, Broker Deutsche Bank AG	USD	36,800	$30,835
Pay a fixed rate of 4.50% and receive a floating rate based on 6-month EURIBOR, Expires 9/16/13, Broker Credit Suisse Group AG	EUR	5,300	7,183
Pay a fixed rate of 4.50% and receive a floating rate based on 6-month EURIBOR, Expires 10/21/13, Broker Citibank, Inc.		5,000	9,346
Pay a fixed rate of 4.50% and receive a floating rate based on 6-month EURIBOR, Expires 12/12/13, Broker Credit Suisse Group AG		4,000	11,430
Pay a fixed rate of 4.50% and receive a floating rate based on 3-month LIBOR, Expires 2/02/17, Broker Deutsche Bank AG	USD	4,800	110,537

			169,331
Total Options Purchased (Cost — $1,082,667) — 0.1%			557,081
Total Investments Before Options Written (Cost — $673,246,420) — 145.3%			736,912,367

Options Written
Over-the-Counter Interest Rate Call Swaptions — (0.0)%
Pay a fixed rate of 2.34% and receive a floating rate based on 3-month LIBOR, Expires 5/07/13, Broker Morgan Stanley		700	(35,844)
Pay a fixed rate of 2.33% and receive a floating rate based on 3-month LIBOR, Expires 10/02/14, Broker Credit Suisse Group AG		4,000	(171,934)

			(207,778)
Over-the-Counter Interest Rate Put Swaptions — (0.1)%
Receive a fixed rate of 2.34% and pay a floating rate based on 3-month LIBOR, Expires 5/07/13, Broker Morgan Stanley		700	(5,574)
Receive a fixed rate of 2.33% and pay a floating rate based on 3-month LIBOR, Expires 10/02/14, Broker Credit Suisse Group AG		4,000	(161,598)
Receive a fixed rate of 6.00% and pay a floating rate based on 3-month LIBOR, Expires 2/02/17, Broker Deutsche Bank AG		9,600	(99,160)

			(266,332)
Total Options Written (Premiums Received — $576,825) — (0.1)%			(474,110)
Total Investments, Net of Options Written — 145.2%			736,438,257
Liabilities in Excess of Other Assets — (45.2)%			(229,092,778)

Net Assets — 100.0%			$507,345,479

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate shown is as of report date.

(c)	All or a portion of security has been pledged as collateral in connection with open reverse repurchase agreements.

(d)	Convertible security.

(e)	Represents a payment-in-kind security which may pay interest/dividends in additional par/shares.

(f)	Security is perpetual in nature and has no stated maturity date.

(g)	Non-income producing security.

(h)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

See Notes to Financial Statements.

32	ANNUAL REPORT	OCTOBER 31, 2012

Schedule of Investments (continued)	BlackRock Credit Allocation Income Trust II, Inc. (PSY)

(i)	Investments in issuers considered to be an affiliate of the Fund during the year ended October 31, 2012, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate	Shares Held at October 31, 2011	Net Activity	Shares Held at October 31, 2012	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	405,708	719,366	1,125,074	$4,796

(j)	Represents the current yield as of report date.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•	Reverse repurchase agreements outstanding as of October 31, 2012 were as follows:

Counterparty	Interest Rate	Trade Date	Maturity Date	Face Value	Face Value Including Accrued Interest
UBS Securities LLC	0.32%	3/13/12	Open	$2,326,500	$2,331,318
UBS Securities LLC	0.37%	3/13/12	Open	5,480,125	5,491,695
UBS Securities LLC	0.38%	3/13/12	Open	4,216,375	4,226,745
UBS Securities LLC	0.38%	3/27/12	Open	3,765,500	3,774,205
Barclays Capital, Inc.	0.35%	4/18/12	Open	30,366,910	30,425,072
Barclays Capital, Inc.	0.35%	4/24/12	Open	1,740,594	1,743,826
Deutsche Bank Securities, Inc.	0.12%	4/24/12	Open	3,875,853	3,878,320
UBS Securities LLC	0.34%	4/24/12	Open	1,325,250	1,327,641
BNP Paribas Securities Corp.	0.19%	4/25/12	Open	1,655,588	1,657,248
BNP Paribas Securities Corp.	0.23%	4/25/12	Open	1,329,737	1,331,352
UBS Securities LLC	0.34%	4/25/12	Open	6,396,376	6,407,853
BNP Paribas Securities Corp.	0.35%	4/26/12	Open	2,775,000	2,780,099
BNP Paribas Securities Corp.	0.37%	4/26/12	Open	4,364,000	4,372,477
UBS Securities LLC	0.00%	5/07/12	Open	381,875	381,875
UBS Securities LLC	0.25%	5/07/12	Open	1,278,750	1,280,331
UBS Securities LLC	0.35%	5/07/12	Open	3,876,000	3,882,708
UBS Securities LLC	0.38%	5/07/12	Open	17,664,000	17,697,189
UBS Securities LLC	0.25%	5/10/12	Open	842,435	843,453
Deutsche Bank Securities, Inc.	0.19%	5/29/12	Open	1,046,925	1,047,787
UBS Securities LLC	0.34%	5/31/12	Open	3,339,375	3,344,232
UBS Securities LLC	0.32%	6/29/12	Open	2,390,000	2,392,656
Bank of America Merrill Lynch	0.10%	7/02/12	Open	10,367,025	10,370,538
Credit Suisse Securities (USA) LLC	0.35%	7/03/12	Open	3,162,500	3,166,220
Credit Suisse Securities (USA) LLC	0.35%	7/13/12	Open	3,447,150	3,450,870
Barclays Capital, Inc.	0.35%	7/25/12	Open	4,245,085	4,249,171
Credit Suisse Securities (USA) LLC	0.35%	7/25/12	Open	1,955,531	1,957,413
UBS Securities LLC	0.33%	7/25/12	Open	2,254,350	2,256,396
Credit Suisse Securities (USA) LLC	0.35%	7/27/12	Open	979,875	980,799
UBS Securities LLC	0.34%	7/27/12	Open	1,163,250	1,164,316
Credit Suisse Securities (USA) LLC	0.35%	7/30/12	Open	1,160,062	1,161,123
Credit Suisse Securities (USA) LLC	0.35%	8/10/12	Open	33,903,560	33,930,918
Credit Suisse Securities (USA) LLC	0.38%	8/10/12	Open	18,940,519	18,957,112
Barclays Capital, Inc.	0.35%	8/13/12	Open	717,187	717,745
Credit Suisse Securities (USA) LLC	0.35%	8/13/12	Open	3,422,969	3,425,631
Credit Suisse Securities (USA) LLC	0.35%	8/20/12	Open	3,984,937	3,987,765
Credit Suisse Securities (USA) LLC	0.35%	8/23/12	Open	1,350,187	1,351,106
Credit Suisse Securities (USA) LLC	0.35%	8/30/12	Open	2,014,550	2,015,783
UBS Securities LLC	0.34%	9/04/12	Open	522,500	522,786
UBS Securities LLC	0.35%	9/04/12	Open	5,819,850	5,823,132
Barclays Capital, Inc.	(0.25)%	9/06/12	Open	68,000	67,974
Credit Suisse Securities (USA) LLC	(0.25)%	9/06/12	Open	389,931	389,780
Deutsche Bank Securities, Inc.	(1.00)%	9/19/12	Open	634,419	633,679
UBS Securities LLC	0.34%	9/24/12	Open	2,733,750	2,734,731
UBS Securities LLC	0.36%	9/24/12	Open	2,332,000	2,332,886
Credit Suisse Securities (USA) LLC	0.35%	9/28/12	Open	3,676,250	3,677,465
Credit Suisse Securities (USA) LLC	0.35%	10/02/12	Open	1,015,875	1,016,171

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2012	33

Schedule of Investments (continued)	BlackRock Credit Allocation Income Trust II, Inc. (PSY)

Reverse repurchase agreements outstanding as of October 31, 2012 were as follows (concluded):

Counterparty	Interest Rate	Trade Date	Maturity Date	Face Value	Face Value Including Accrued Interest
UBS Securities LLC	0.10%	10/02/12	Open	$2,024,490	$2,024,653
Citigroup Global Markets, Inc.	(0.75)%	10/04/12	Open	913,012	912,499
Credit Suisse Securities (USA) LLC	0.35%	10/09/12	Open	1,309,000	1,309,293
Barclays Capital, Inc.	0.40%	10/10/12	Open	1,525,000	1,525,373
UBS Securities LLC	(0.50)%	10/16/12	Open	1,300,850	1,300,570
BNP Paribas Securities Corp.	0.26%	10/17/12	Open	5,116,463	5,117,017
Deutsche Bank Securities, Inc.	(0.63)%	10/24/12	12/31/22	457,256	457,193
Credit Suisse Securities (USA) LLC	0.35%	10/24/12	Open	1,867,500	1,867,645
BNP Paribas Securities Corp.	0.27%	10/25/12	Open	148,806	148,814
Deutsche Bank Securities, Inc.	0.14%	10/25/12	Open	1,529,731	1,529,773
Credit Suisse Securities (USA) LLC	0.35%	10/29/12	Open	7,127,188	7,127,395
Deutsche Bank Securities, Inc.	0.00%	10/31/12	Open	1,500,575	1,500,575
Total				$235,518,351	$235,780,392

•	Financial futures contracts purchased as of October 31, 2012 were as follows:

Contracts	Issue	Exchange	Expiration		Notional Value	Unrealized Appreciation (Depreciation)
185	2-Year US Treasury Note	Chicago Board of Trade	December 2012	USD	40,760,703	$(17,351)
83	90-Day Euro-Dollar	Chicago Mercantile	March 2016	USD	20,524,863	17,158
Total						$(193)

•	Financial futures contracts sold as of October 31, 2012 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value		Unrealized Appreciation (Depreciation)
191	5-Year US Treasury Note	Chicago Board of Trade	December 2012	USD	23,731,750	$(29,543)
496	10-Year US Treasury Note	Chicago Board of Trade	December 2012	USD	65,983,500	(172,063)
41	30-Year US Treasury Bond	Chicago Board of Trade	December 2012	USD	6,121,813	17,763
1	Euro-Bund	Eurex	December 2012	USD	183,638	(701)
65	Ultra Long US Treasury Bond	Chicago Board of Trade	December 2012	USD	10,731,094	130,384
Total						$(54,160)

•	Foreign currency exchange contracts as of October 31, 2012 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation
USD	298,616	EUR	230,000	UBS AG	1/23/13	$254
USD	908,658	EUR	700,000	UBS AG	1/23/13	599
USD	579,640	EUR	442,000	UBS AG	1/23/13	6,265
Total						$7,118

•	Credit default swaps on single-name issues – buy protection outstanding as of October 31, 2012 were as follows:

Issuer	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
Southwest Airlines Co.	1.00%	Goldman Sachs Group, Inc.	12/20/16	USD	1,185	$(34,368)
Southwest Airlines Co.	1.00%	Royal Bank of Scotland Plc	12/20/16	USD	1,185	(38,473)
STMicroelectronics NV	1.00%	Barclays Plc	6/20/17	EUR	1,215	10,668
Cigna Corp.	1.00%	Goldman Sachs Group, Inc.	9/20/17	USD	2,275	(27,992)
General Dynamic Corp.	1.00%	Credit Suisse Group AG	9/20/17	USD	1,655	(1,756)
Hewlett-Packard Co.	1.00%	Citigroup, Inc.	9/20/17	USD	900	15,969
Hewlett-Packard Co.	1.00%	Credit Suisse Group AG	9/20/17	USD	810	43,923
Hewlett-Packard Co.	1.00%	JPMorgan Chase & Co.	9/20/17	USD	150	7,343
Humana, Inc.	1.00%	Goldman Sachs Group, Inc.	9/20/17	USD	2,275	(6,836)
Lockheed Martin Corp.	1.00%	Credit Suisse Group AG	9/20/17	USD	1,655	(16,275)
Northrop Grumman Corp.	1.00%	Credit Suisse Group AG	9/20/17	USD	1,400	(7,525)
Raytheon Co.	1.00%	Credit Suisse Group AG	9/20/17	USD	1,400	(4,828)
Viacom, Inc.	1.00%	Credit Suisse Group AG	9/20/17	USD	3,600	(32,036)
Total						$(92,186)

34	ANNUAL REPORT	OCTOBER 31, 2012

See Notes to Financial Statements.

Schedule of Investments (continued)	BlackRock Credit Allocation Income Trust II, Inc. (PSY)

•	Credit default swaps on single-name issues – sold protection outstanding as of October 31, 2012 were as follows:

Issuer	Receive Fixed Rate	Counterparty	Expiration Date	Issuer Credit Rating[1]	Notional Amount (000)[2]		Unrealized Appreciation
Anadarko Petroleum Corp.	1.00%	UBS AG	6/20/17	BBB-	USD	994	$31,055
Comcast Corp.	1.00%	Credit Suisse Group AG	9/20/17	BBB+	USD	3,600	41,875
United Health Group, Inc.	1.00%	Goldman Sachs Group, Inc.	9/20/17	A	USD	2,275	36,445
WellPoint, Inc.	1.00%	Goldman Sachs Group, Inc.	9/20/17	A-	USD	2,275	12,850
MetLife, Inc.	1.00%	Deutsche Bank AG	3/20/18	A-	USD	900	77
Total							$122,302

[1]	Using S&P’s rating.
[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

•	Interest rate swaps outstanding as of October 31, 2012 were as follows:

Fixed Rate	Floating Rate	Counterparty/ Exchange	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
0.44%[3]	3-month LIBOR	Chicago Mercantile	8/29/14	USD	16,500	$(17,258)
2.06%[4]	3-month LIBOR	Credit Suisse Group AG	5/08/22	USD	100	3,573
1.80%[4]	3-month LIBOR	Citigroup, Inc.	6/01/22	USD	100	1,162
2.48%[3]	3-month LIBOR	Credit Suisse Group AG	7/05/42	USD	2,200	52,079
2.26%[3]	3-month LIBOR	Goldman Sachs Group, Inc.	7/26/42	USD	1,100	79,389
2.46%[3]	3-month LIBOR	Deutsche Bank AG	8/07/42	USD	5,100	140,425
2.52%[3]	3-month LIBOR	Citigroup, Inc.	8/10/42	USD	2,500	38,926
2.71%[3]	3-month LIBOR	Credit Suisse Group AG	8/21/42	USD	600	(14,435)
Total						$283,861

[3]	Fund pays the fixed rate and receives the floating rate.
[4]	Fund pays the floating rate and receives the fixed rate.

•	Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Fund has the ability to access

•	Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•	Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of October 31, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$2,784,003	$2,398,250	$5,182,253
Corporate Bonds	—	574,247,467	4,960,375	579,207,842
Floating Rate Loan Interests	—	176,973	—	176,973
Preferred Securities	$2,710,556	118,208,846	—	120,919,402
Taxable Municipal Bonds	—	4,344,033	—	4,344,033
US Govern- ment Spon- sored Agency Securities	—	1,461,672	—	1,461,672
US Treasury Obligations	—	23,938,037	—	23,938,037
Short-Term Securities	1,125,074	—	—	1,125,074

Total	$3,835,630	$725,161,031	$7,358,625	$736,355,286

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2012	35

Schedule of Investments (concluded)	BlackRock Credit Allocation Income Trust II, Inc. (PSY)

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Credit contracts	—	$200,205	—	$200,205
Foreign currency exchange contracts	—	7,118	—	7,118
Interest rate contracts	$553,055	484,885	—	1,037,940
Liabilities:
Credit contracts	—	(170,089)	—	(170,089)
Interest rate contracts	(219,658)	(505,803)	—	(725,461)

Total	$333,397	$16,316	—	$349,713

[1]	Derivative financial instruments are swaps, financial futures contracts, foreign currency exchange contracts and options. Swaps, financial futures contracts and foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument and options are shown at value.

Certain of the Fund’s assets and liabilities are held at carrying amount or face value, which approximates fair value for financial statement purposes. As of October 31, 2012, such assets and liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Foreign currency at value	$3,738	—	—	$3,738
Cash pledged as collateral for financial futures contracts	868,000	—	—	868,000
Cash pledged as collateral for swaps	160,000	—	—	160,000
Liabilities:
Reverse repurchase agreements	—	$(235,518,351)	—	(235,518,351)
Cash received as collateral for reverse repur- chase agree- ments	—	(3,336,000)	—	(3,336,000)
Cash received as collateral for swaps	—	(600,000)	—	(600,000)

Total	$1,031,738	$(239,454,351)	—	$(238,422,613)

There were no transfers between Level 1 and Level 2 during the year ended October 31, 2012.

Certain of the Fund’s investments and derivative financial instruments are categorized as Level 3 and were valued utilizing transaction prices or third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in the unobservable inputs could result in a significantly lower or higher value in such Level 3 investments and derivative financial instruments.

A reconciliation of Level 3 investments and derivative financial instruments is presented when the Fund had a significant amount of Level 3 investments and derivative financial instruments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Corporate Bonds	Total
Assets:
Opening balance, as of October 31, 2011	$2,053,750	$3,536,000	$5,589,750
Transfers into Level 3[2]	—	—	—
Transfers out of Level 3[2]	—	—	—
Accrued discounts/premiums	37,775	—	37,775
Net realized gain (loss)	—	—	—
Net change in unrealized appreciation/depreciation[3]	306,725	(25,625)	281,100
Purchases	—	1,450,000	1,450,000
Sales	—	—	—

Closing Balance, as of October 31, 2012	$2,398,250	$4,960,375	$7,358,625

[2]	Transfers into and transfers out of Level 3 represent the values as of the beginning of the reporting period.

[3]	Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations. The change in unrealized appreciation/depreciation on investments still held as of October 31, 2012 was $281,100.

The following table is a reconciliation of Level 3 derivative financial instruments for which significant unobservable inputs were used in determining fair value:

Credit Contracts
Assets:
Opening balance, as of October 31, 2011	$5,018
Transfers into Level 3[2]	—
Transfers out of Level 3[2]	—
Accrued discounts/premiums	—
Net realized gain (loss)	—
Net change in unrealized appreciation/depreciation[4]	(5,018)
Purchases	—
Issues[5]	—
Sales	—
Settlements[6]	—

Closing Balance, as of October 31, 2012	—

[4]	Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations. The change in unrealized appreciation/depreciation on derivative financial instruments still held as of October 31, 2012 was $0.

[5]	Issues represent upfront cash received on certain derivative financial instruments.

[6]	Settlements represent periodic contractual cash flows and/or cash flows to terminate certain derivative financial instruments.

See Notes to Financial Statements.

36	ANNUAL REPORT	OCTOBER 31, 2012

Schedule of Investments October 31, 2012	BlackRock Credit Allocation Income Trust III (BPP) (Percentages shown are based on Net Assets)

Asset-Backed Securities — 0.5%		Par (000)	Value

Atrium CDO Corp., Series 5A, Class A4, 0.82%, 7/20/20 (a)(b)	USD	1,300	$1,176,500

Corporate Bonds
Aerospace & Defense — 0.8%
BE Aerospace, Inc., 5.25%, 4/01/22		825	860,062
Huntington Ingalls Industries, Inc.:
6.88%, 3/15/18		290	313,200
7.13%, 3/15/21		300	322,500
Kratos Defense & Security Solutions, Inc., 10.00%, 6/01/17		460	496,800

			1,992,562
Airlines — 0.5%
American Airlines Pass-Through Trust, Series 2011-2, Class A, 8.63%, 10/15/21		103	108,068
Continental Airlines Pass-Through Trust, Series 2009-2, Class B, 9.25%, 5/10/17		606	662,095
Delta Air Lines Pass-Through Trust, Series 2002-1, Class G-1, 6.72%, 1/02/23		520	571,836

			1,341,999
Auto Components — 1.0%
Delphi Corp., 6.13%, 5/15/21		280	309,400
Ford Motor Co., 7.45%, 7/16/31		560	708,400
Icahn Enterprises LP:
7.75%, 1/15/16		290	303,050
8.00%, 1/15/18		1,130	1,214,750

			2,535,600
Beverages — 0.7%
Anheuser-Busch InBev Worldwide, Inc., 1.38%, 7/15/17 (c)		500	507,538
Constellation Brands, Inc., 7.25%, 5/15/17		955	1,124,512

			1,632,050
Building Products — 0.3%
Building Materials Corp. of America (a):
7.00%, 2/15/20		180	195,300
6.75%, 5/01/21		520	566,800

			762,100
Capital Markets — 4.8%
Ameriprise Financial, Inc., 5.30%, 3/15/20 (c)		1,500	1,773,441
E*Trade Financial Corp., 12.50%, 11/30/17		900	1,019,250
The Goldman Sachs Group, Inc. (c):
6.25%, 9/01/17		625	734,397
6.15%, 4/01/18		250	292,760
5.75%, 1/24/22		800	928,702
6.25%, 2/01/41		2,150	2,552,557
Morgan Stanley:
0.82%, 10/15/15		1,325	1,277,447
5.63%, 9/23/19 (c)		1,020	1,132,684
UBS AG:
2.25%, 1/28/14 (c)		775	786,765
7.63%, 8/17/22		1,200	1,294,088

			11,792,091
Chemicals — 2.3%
Ashland, Inc., 4.75%, 8/15/22 (a)		250	255,000
Celanese US Holdings LLC, 5.88%, 6/15/21		760	846,450
Hexion US Finance Corp., 6.63%, 4/15/20		220	219,450
Huntsman International LLC, 8.63%, 3/15/21 (c)		285	324,188
INEOS Finance Plc (a):
8.38%, 2/15/19		155	162,750
7.50%, 5/01/20		285	288,563

Corporate Bonds		Par (000)	Value

Chemicals (concluded)
Linde Finance BV, 7.38%, 7/14/66 (b)	EUR	381	$577,785
LyondellBasell Industries NV, 5.75%, 4/15/24 (c)	USD	915	1,059,112
MPM Escrow LLC/MPM Finance Escrow Corp., 8.88%, 10/15/20 (a)		150	147,000
Nufarm Australia Ltd., 6.38%, 10/15/19 (a)		140	143,500
Rockwood Specialties Group, Inc., 4.63%, 10/15/20		820	844,600
Tronox Finance LLC, 6.38%, 8/15/20 (a)		745	743,137

			5,611,535
Commercial Banks — 5.4%
Amsouth Bank, Series AI, 4.85%, 4/01/13		525	532,219
Asciano Finance Ltd., 5.00%, 4/07/18 (a)		425	458,075
Associated Banc-Corp, 5.13%, 3/28/16 (c)		1,070	1,173,269
BBVA US Senior SAU, 4.66%, 10/09/15 (c)		1,200	1,211,863
Branch Banking & Trust Co. (b):
0.72%, 9/13/16		550	534,536
0.73%, 5/23/17		325	312,175
CIT Group, Inc.:
4.25%, 8/15/17		660	677,033
5.25%, 3/15/18		580	616,250
5.50%, 2/15/19 (a)		500	533,125
5.00%, 8/15/22		200	207,245
Discover Bank, 8.70%, 11/18/19		550	719,137
HSBC Finance Corp., 6.68%, 1/15/21 (c)		750	887,501
Regions Financial Corp.:
4.88%, 4/26/13 (c)		1,225	1,244,906
5.75%, 6/15/15		850	930,750
RESPARCS Funding LP I, 8.00% (d)		4,000	962,000
Santander Holdings USA, Inc., 3.00%, 9/24/15		550	560,529
Wachovia Bank NA, 6.60%, 1/15/38 (c)		1,150	1,630,186

			13,190,799
Commercial Services & Supplies — 4.0%
ADS Waste Holdings, Inc., 8.25%, 10/01/20 (a)		144	149,040
The ADT Corp., 4.88%, 7/15/42 (a)		645	688,328
Aviation Capital Group Corp. (a):
7.13%, 10/15/20 (c)		4,500	4,747,490
6.75%, 4/06/21		1,125	1,168,774
Casella Waste Systems, Inc., 7.75%, 2/15/19		167	163,660
Clean Harbors, Inc., 5.25%, 8/01/20 (a)		224	229,600
Corrections Corp. of America, 7.75%, 6/01/17		1,600	1,710,000
Covanta Holding Corp., 6.38%, 10/01/22		320	348,248
HDTFS, Inc. (a):
5.88%, 10/15/20		175	176,750
6.25%, 10/15/22		225	228,094
Mobile Mini, Inc., 7.88%, 12/01/20		135	145,969

			9,755,953
Communications Equipment — 0.9%
Avaya, Inc., 9.75%, 11/01/15 (c)		400	356,000
Brocade Communications Systems, Inc., 6.88%, 1/15/20 (c)		1,450	1,569,625
Zayo Group LLC/Zayo Capital, Inc., 8.13%, 1/01/20		340	372,300

			2,297,925
Computers & Peripherals — 0.0%
NCR Corp., 5.00%, 7/15/22 (a)		70	71,488
Construction Materials — 0.4%
HD Supply, Inc. (a):
8.13%, 4/15/19		430	473,000
11.50%, 7/15/20		600	631,500

			1,104,500

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2012	37

Schedule of Investments (continued)	BlackRock Credit Allocation Income Trust III (BPP) (Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value

Consumer Finance — 5.5%
American Express Credit Corp., 2.75%, 9/15/15 (c)	USD	2,900	$3,057,090
Capital One Bank USA NA, 8.80%, 7/15/19		1,625	2,162,854
Daimler Finance North America LLC, 2.63%, 9/15/16 (a)(c)		1,650	1,721,580
Experian Finance Plc, 2.38%, 6/15/17 (a)(c)		350	358,318
Ford Motor Credit Co. LLC:
8.00%, 12/15/16		585	708,453
5.88%, 8/02/21		1,420	1,634,992
Inmarsat Finance Plc, 7.38%, 12/01/17 (a)		870	937,425
SLM Corp., 6.25%, 1/25/16		2,365	2,554,318
Toll Brothers Finance Corp., 5.88%, 2/15/22		200	226,098

			13,361,128
Containers & Packaging — 1.3%
Ardagh Packaging Finance Plc (a):
7.38%, 10/15/17		200	214,750
9.13%, 10/15/20		205	214,225
Ball Corp.:
7.13%, 9/01/16		850	913,750
6.75%, 9/15/20		1,070	1,174,325
Crown Americas LLC, 6.25%, 2/01/21		400	441,500
Smurfit Kappa Acquisitions, 4.88%, 9/15/18 (a)		240	240,000

			3,198,550
Diversified Financial Services — 9.3%
Ally Financial, Inc.:
4.50%, 2/11/14		400	412,000
8.30%, 2/12/15		780	873,795
8.00%, 11/01/31		810	963,900
Bank of America Corp. (c):
3.75%, 7/12/16		925	991,258
5.30%, 3/15/17		2,440	2,739,327
5.00%, 5/13/21		3,625	4,089,286
Blackstone Holdings Finance Co. LLC, 4.75%, 2/15/23 (a)(c)		400	429,034
Citigroup, Inc. (c):
6.38%, 8/12/14		625	681,041
4.59%, 12/15/15		475	518,188
8.50%, 5/22/19		464	618,710
Countrywide Financial Corp., 6.25%, 5/15/16 (c)		1,569	1,729,353
DPL, Inc., 7.25%, 10/15/21		520	586,300
General Motors Financial Co., Inc., 6.75%, 6/01/18		250	277,163
ING Bank NV, 5.00%, 6/09/21 (a)(c)		1,150	1,298,764
Intesa Sanpaolo SpA, 2.38%, 12/21/12 (c)		1,700	1,700,010
LeasePlan Corp. NV, 3.00%, 10/23/17 (a)(b)(c)		975	986,239
Moody’s Corp., 6.06%, 9/07/17		1,500	1,644,596
Reynolds American, Inc., 3.25%, 11/01/22		900	910,282
Reynolds Group Issuer, Inc.:
7.13%, 4/15/19		115	122,475
7.88%, 8/15/19		320	347,200
9.88%, 8/15/19		145	151,887
5.75%, 10/15/20 (a)		700	707,000
WMG Acquisition Corp., 9.50%, 6/15/16		100	109,875

			22,887,683
Diversified Telecommunication Services — 4.1%
AT&T, Inc., 6.30%, 1/15/38 (c)		2,000	2,677,804
Level 3 Financing, Inc.:
8.13%, 7/01/19		1,577	1,683,447
8.63%, 7/15/20		370	403,300
Telecom Italia Capital SA, 6.18%, 6/18/14		500	530,323
Telefonica Emisiones SAU, 5.46%, 2/16/21		660	670,725
Verizon Communications, Inc. (c):
1.95%, 3/28/14		1,775	1,812,415
7.35%, 4/01/39		1,150	1,771,043
Windstream Corp., 7.88%, 11/01/17		400	445,500

			9,994,557

Corporate Bonds		Par (000)	Value

Electric Utilities — 3.2%
CMS Energy Corp., 5.05%, 3/15/22	USD	550	$614,377
Duke Energy Corp., 3.55%, 9/15/21		825	884,223
FirstEnergy Solutions Corp., 6.05%, 8/15/21		500	577,775
Great Plains Energy, Inc., 5.29%, 6/15/22		800	917,105
Mirant Mid Atlantic Pass Through Trust, Series B, 9.13%, 6/30/17		248	270,901
Nisource Finance Corp.:
6.40%, 3/15/18		500	608,600
5.25%, 2/15/43		280	314,015
Oncor Electric Delivery Co. LLC (c):
4.10%, 6/01/22		600	642,877
5.30%, 6/01/42		400	455,309
Progress Energy, Inc., 7.00%, 10/30/31 (c)		2,000	2,669,548

			7,954,730
Electronic Equipment, Instruments & Components — 0.3%
Jabil Circuit, Inc., 8.25%, 3/15/18		400	472,000
NXP BV, 3.09%, 10/15/13 (b)		198	197,753

			669,753
Energy Equipment & Services — 3.9%
Atwood Oceanics, Inc., 6.50%, 2/01/20		55	59,125
Cie Générale de Géophysique-Veritas, 6.50%, 6/01/21		340	358,700
Energy Transfer Partners LP, 5.20%, 2/01/22		1,500	1,721,865
Ensco Plc, 4.70%, 3/15/21 (c)		960	1,105,452
FTS International Services LLC/FTS International Bonds, Inc., 8.13%, 11/15/18 (a)		382	399,190
Hornbeck Offshore Services, Inc., 5.88%, 4/01/20		135	137,363
Key Energy Services, Inc., 6.75%, 3/01/21		360	358,200
MEG Energy Corp. (a):
6.50%, 3/15/21		465	498,713
6.38%, 1/30/23		110	117,700
Oil States International, Inc., 6.50%, 6/01/19		245	260,313
Peabody Energy Corp., 6.25%, 11/15/21 (c)		755	779,537
Precision Drilling Corp., 6.50%, 12/15/21		210	222,075
Seadrill Ltd., 5.63%, 9/15/17 (a)		1,175	1,175,000
Transocean, Inc.:
2.50%, 10/15/17		200	202,556
6.50%, 11/15/20		545	662,135
6.38%, 12/15/21		660	803,110
6.80%, 3/15/38		475	590,407

			9,451,441
Food Products — 1.3%
Kraft Foods Group, Inc., 5.00%, 6/04/42 (a)		625	729,919
Mondelez International, Inc.:
6.50%, 8/11/17		800	988,101
6.13%, 8/23/18		800	995,462
Post Holdings, Inc., 7.38%, 2/15/22 (a)		442	469,072

			3,182,554
Gas Utilities — 0.2%
El Paso Natural Gas Co. LLC, 8.63%, 1/15/22		335	458,286
Health Care Equipment & Supplies — 0.6%
Fresenius US Finance II, Inc., 9.00%, 7/15/15 (a)		1,000	1,147,500
Teleflex, Inc., 6.88%, 6/01/19		240	258,000

			1,405,500
Health Care Providers & Services — 4.1%
Aviv Healthcare Properties LP, 7.75%, 2/15/19		220	231,825
CHS/Community Health Systems, Inc., 5.13%, 8/15/18		230	238,625
HCA, Inc.:
8.50%, 4/15/19		105	117,994
6.50%, 2/15/20		1,075	1,187,875
7.25%, 9/15/20		1,645	1,819,781
4.75%, 5/01/23		360	360,000

See Notes to Financial Statements.

38	ANNUAL REPORT	OCTOBER 31, 2012

Schedule of Investments (continued)	BlackRock Credit Allocation Income Trust III (BPP) (Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value

Health Care Providers & Services (concluded)
INC Research LLC, 11.50%, 7/15/19 (a)	USD	340	$341,700
inVentiv Health, Inc., 10.00%, 8/15/18 (a)		25	22,625
Tenet Healthcare Corp.:
10.00%, 5/01/18		745	849,300
8.88%, 7/01/19		550	614,625
4.75%, 6/01/20 (a)		456	452,010
UnitedHealth Group, Inc., 6.88%, 2/15/38 (c)		1,725	2,444,787
Verisk Analytics, Inc., 4.13%, 9/12/22		200	204,203
WellPoint, Inc.:
3.30%, 1/15/23 (c)		525	543,052
2.75%, 10/15/42 (a)(e)		700	729,750

			10,158,152
Health Care Technology — 1.4%
Amgen, Inc.:
5.15%, 11/15/41 (c)		2,015	2,321,715
5.65%, 6/15/42		20	24,559
5.38%, 5/15/43 (c)		825	990,499

			3,336,773
Household Durables — 0.5%
Beazer Homes USA, Inc., 6.63%, 4/15/18 (a)		335	358,450
DR Horton, Inc., 4.38%, 9/15/22		300	300,750
Standard Pacific Corp., 8.38%, 1/15/21		435	504,600

			1,163,800
Independent Power Producers & Energy Traders — 1.8%
The AES Corp.:
9.75%, 4/15/16		480	574,200
7.38%, 7/01/21		70	78,225
Calpine Corp. (a):
7.25%, 10/15/17		198	209,880
7.50%, 2/15/21		90	97,875
Energy Future Intermediate Holding Co. LLC, 10.00%, 12/01/20		915	999,637
Exelon Generation Co. LLC, Series C, 4.25%, 6/15/22 (a)		1,137	1,216,988
GenOn REMA LLC, 9.68%, 7/02/26		240	256,800
Laredo Petroleum, Inc.:
9.50%, 2/15/19		140	158,900
7.38%, 5/01/22		130	141,700
NRG Energy, Inc., 6.63%, 3/15/23 (a)		255	262,650
QEP Resources, Inc.:
5.38%, 10/01/22		280	294,000
5.25%, 5/01/23		145	151,163

			4,442,018
Insurance — 6.0%
American International Group, Inc. (c):
3.80%, 3/22/17		725	782,150
8.25%, 8/15/18		300	389,714
6.40%, 12/15/20		1,235	1,516,701
Aon Corp., 5.00%, 9/30/20 (c)		1,500	1,728,327
Fairfax Financial Holdings Ltd., 5.80%, 5/15/21 (a)		525	537,893
Forethought Financial Group, Inc., 8.63%, 4/15/21 (a)		525	667,412
Genworth Financial, Inc., 7.63%, 9/24/21 (c)		480	504,860
Manulife Financial Corp., 4.90%, 9/17/20 (c)		1,075	1,194,377
MPL 2 Acquisition Canco, Inc., 9.88%, 8/15/18 (a)		210	191,625
Nippon Life Insurance Co., 5.00%, 10/18/42 (a)(b)		1,525	1,573,289
Principal Financial Group, Inc., 8.88%, 5/15/19 (c)		475	631,142
Prudential Financial, Inc.:
6.63%, 12/01/37 (c)		1,725	2,215,842
5.88%, 9/15/42 (b)		600	631,500
XL Group Ltd., 5.75%, 10/01/21 (c)		1,740	2,061,258

			14,626,090

Corporate Bonds		Par (000)	Value

IT Services — 1.2%
Ceridian Corp., 8.88%, 7/15/19 (a)	USD	845	$895,700
Epicor Software Corp., 8.63%, 5/01/19		340	357,000
First Data Corp.:
7.38%, 6/15/19 (a)(c)		455	470,925
6.75%, 11/01/20 (a)		380	380,000
8.25%, 1/15/21 (a)		40	40,000
12.63%, 1/15/21		340	351,050
SunGard Data Systems, Inc., 7.38%, 11/15/18		350	376,687

			2,871,362
Life Sciences Tools & Services — 1.8%
Bio-Rad Laboratories, Inc., 8.00%, 9/15/16		1,830	1,999,275
Life Technologies Corp., 6.00%, 3/01/20		2,000	2,393,738

			4,393,013
Machinery — 1.1%
Ingersoll-Rand Global Holding Co. Ltd., 9.50%, 4/15/14 (c)		1,725	1,931,660
UR Merger Sub Corp. (a):
5.75%, 7/15/18		114	122,550
7.38%, 5/15/20		290	313,925
7.63%, 4/15/22		267	292,365

			2,660,500
Media — 9.3%
A&E Television Networks LLC, 3.25%, 8/22/19		690	702,075
AMC Networks, Inc., 7.75%, 7/15/21		190	215,175
CCH II LLC, 13.50%, 11/30/16		461	495,248
Comcast Corp., 6.30%, 11/15/17 (c)		1,725	2,142,029
Cox Communications, Inc., 8.38%, 3/01/39 (a)		1,725	2,737,173
CSC Holdings LLC, 8.63%, 2/15/19		580	687,300
DIRECTV Holdings LLC, 5.00%, 3/01/21		1,250	1,421,415
DISH DBS Corp., 7.00%, 10/01/13		850	889,313
Intelsat Jackson Holdings SA, 7.25%, 4/01/19		150	160,875
Intelsat Luxembourg SA:
11.25%, 2/04/17		430	451,500
11.50%, 2/04/17 (f)		190	199,975
The Interpublic Group of Cos., Inc., 10.00%, 7/15/17		575	634,656
The New York Times Co., 6.63%, 12/15/16		1,725	1,901,812
News America, Inc., 6.15%, 3/01/37 (c)		1,325	1,663,508
Time Warner Cable, Inc., 6.75%, 6/15/39		1,950	2,602,792
Time Warner, Inc., 7.70%, 5/01/32		2,000	2,930,760
Unitymedia Hessen GmbH & Co. KG (a):
8.13%, 12/01/17		763	824,040
7.50%, 3/15/19		500	547,806
Virgin Media Finance Plc, 4.88%, 2/15/22		245	247,450
Virgin Media Secured Finance Plc, 6.50%, 1/15/18		1,300	1,410,500

			22,865,402
Metals & Mining — 2.3%
AngloGold Ashanti Holdings Plc, 5.13%, 8/01/22		700	713,876
ArcelorMittal, 4.25%, 3/01/16		100	99,329
Barrick Gold Corp., 2.90%, 5/30/16 (c)		550	580,297
FMG Resources August 2006 Property Ltd. (a):
6.38%, 2/01/16		785	785,000
6.88%, 4/01/22 (c)		40	37,600
Freeport-McMoRan Copper & Gold, Inc., 3.55%, 3/01/22		675	687,284
Freeport-McMoRan Corp., 7.13%, 11/01/27		1,400	1,775,225
New Gold, Inc., 7.00%, 4/15/20 (a)		65	68,900
Novelis, Inc., 8.75%, 12/15/20		470	518,175
Steel Dynamics, Inc., 6.38%, 8/15/22 (a)		205	214,225
Teck Resources Ltd., 10.75%, 5/15/19		190	228,787

			5,708,698

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2012	39

Schedule of Investments (continued)	BlackRock Credit Allocation Income Trust III (BPP) (Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value

Multi-Utilities — 1.5%
CenterPoint Energy, Inc.:
5.95%, 2/01/17	USD	1,500	$1,751,909
6.50%, 5/01/18		1,600	1,947,883

			3,699,792
Multiline Retail — 0.4%
Dufry Finance SCA, 5.50%, 10/15/20 (a)		403	410,037
Walgreen Co., 3.10%, 9/15/22		500	509,114

			919,151
Oil, Gas & Consumable Fuels — 13.5%
Access Midstream Partners LP:
5.88%, 4/15/21		285	296,400
6.13%, 7/15/22		230	243,225
Berry Petroleum Co., 6.38%, 9/15/22		205	213,713
BP Capital Markets Plc (c):
3.88%, 3/10/15		700	751,816
3.20%, 3/11/16		925	994,568
Carrizo Oil & Gas, Inc., 7.50%, 9/15/20		225	229,500
Chesapeake Energy Corp.:
7.25%, 12/15/18		20	21,300
6.63%, 8/15/20 (c)		215	225,750
6.13%, 2/15/21 (c)		215	217,687
Concho Resources, Inc., 5.50%, 10/01/22		205	214,738
CONSOL Energy, Inc., 6.38%, 3/01/21		220	218,900
Continental Resources, Inc., 5.00%, 9/15/22		225	236,812
Copano Energy LLC, 7.13%, 4/01/21		240	252,600
DCP Midstream LLC, 4.75%, 9/30/21 (a)		158	168,186
Denbury Resources, Inc., 8.25%, 2/15/20		310	351,075
El Paso Pipeline Partners Operating Co. LLC:
6.50%, 4/01/20		680	832,620
5.00%, 10/01/21		300	339,674
Enbridge Energy Partners LP, 9.88%, 3/01/19		1,000	1,363,026
Energy Transfer Partners LP, 6.50%, 2/01/42		230	289,158
Energy XXI Gulf Coast, Inc., 7.75%, 6/15/19		500	542,500
Enterprise Products Operating LLC, 6.65%, 4/15/18		2,000	2,505,016
EP Energy LLC/EP Energy Finance, Inc., 6.88%, 5/01/19 (a)		230	248,400
Forest Oil Corp., 8.50%, 2/15/14		300	324,000
Kinder Morgan Energy Partners LP, 6.85%, 2/15/20 (c)		2,000	2,554,704
Kodiak Oil & Gas Corp., 8.13%, 12/01/19 (a)		90	98,100
Linn Energy LLC:
6.25%, 11/01/19 (a)		545	545,000
7.75%, 2/01/21		220	234,850
Marathon Petroleum Corp., 3.50%, 3/01/16		650	696,450
MarkWest Energy Partners LP:
6.25%, 6/15/22		255	276,037
5.50%, 2/15/23		90	94,500
Newfield Exploration Co.:
6.88%, 2/01/20		275	297,687
5.63%, 7/01/24		200	213,500
Nexen, Inc., 6.40%, 5/15/37		670	859,798
Oasis Petroleum, Inc.:
7.25%, 2/01/19		130	139,100
6.50%, 11/01/21		145	153,338
Offshore Group Investments Ltd., 11.50%, 8/01/15		169	185,689
ONEOK Partners LP, 8.63%, 3/01/19		1,725	2,293,255
PDC Energy, Inc., 7.75%, 10/15/22 (a)		175	178,063
Petrobras International Finance Co.:
3.88%, 1/27/16		1,800	1,912,203
5.38%, 1/27/21		1,075	1,219,110
Petrohawk Energy Corp., 10.50%, 8/01/14		300	323,250
Petroleum Geo-Services ASA, 7.38%, 12/15/18 (a)		310	329,375
Pioneer Natural Resources Co., 6.88%, 5/01/18		240	295,132
Plains Exploration & Production Co., 6.88%, 2/15/23		560	559,300
Premier Oil Plc, 5.00%, 6/09/18		1,625	1,665,625

Corporate Bonds		Par (000)	Value

Oil, Gas & Consumable Fuels (concluded)
Range Resources Corp.:
6.75%, 8/01/20	USD	255	$281,137
5.75%, 6/01/21		160	171,200
Ruby Pipeline LLC, 6.00%, 4/01/22 (a)		1,425	1,519,777
Sabine Pass Liquified Natural Gas LP:
7.50%, 11/30/16		855	934,087
6.50%, 11/01/20 (a)		275	280,500
SandRidge Energy, Inc.:
7.50%, 3/15/21 (a)		160	166,400
7.50%, 3/15/21		95	98,800
8.13%, 10/15/22 (a)		105	112,875
7.50%, 2/15/23 (a)		360	372,600
SESI LLC, 7.13%, 12/15/21		210	234,150
SM Energy Co.:
6.63%, 2/15/19		110	115,225
6.50%, 11/15/21		165	173,663
6.50%, 1/01/23		105	109,725
Targa Resources Partners LP, 6.88%, 2/01/21		180	195,300
Tennessee Gas Pipeline Co. LLC, 8.00%, 2/01/16		400	480,264
Tesoro Corp., 5.38%, 10/01/22		295	307,537
Western Gas Partners LP, 5.38%, 6/01/21		725	835,338
The Williams Cos., Inc., 8.75%, 3/15/32		422	604,472

			33,197,780
Paper & Forest Products — 2.7%
Boise Paper Holdings LLC:
9.00%, 11/01/17		60	66,000
8.00%, 4/01/20		235	257,325
International Paper Co. (c):
7.50%, 8/15/21		1,625	2,158,002
8.70%, 6/15/38		900	1,380,758
7.30%, 11/15/39		1,725	2,395,968
Longview Fibre Paper & Packaging, Inc., 8.00%, 6/01/16 (a)		160	166,800
PH Glatfelter Co., 5.38%, 10/15/20 (a)		225	228,094

			6,652,947
Pharmaceuticals — 1.9%
Merck & Co., Inc., 6.50%, 12/01/33		990	1,471,432
Pfizer, Inc., 7.20%, 3/15/39 (c)		235	375,793
Roche Holdings, Inc., 7.00%, 3/01/39 (a)(c)		865	1,339,741
Valeant Pharmaceuticals International (a):
6.50%, 7/15/16		59	62,097
6.38%, 10/15/20		340	357,850
Watson Pharmaceuticals, Inc., 3.25%, 10/01/22		1,080	1,112,928

			4,719,841
Professional Services — 0.0%
FTI Consulting, Inc., 7.75%, 10/01/16		100	102,750
Real Estate Investment Trusts (REITs) — 2.9%
AvalonBay Communities, Inc., 6.10%, 3/15/20 (c)		1,725	2,132,783
Developers Diversified Realty Corp.:
4.75%, 4/15/18		315	353,506
7.88%, 9/01/20		375	487,706
ERP Operating LP, 5.75%, 6/15/17 (c)		1,715	2,027,204
HCP, Inc., 5.38%, 2/01/21		500	578,737
UDR, Inc., 4.25%, 6/01/18		725	803,937
Ventas Realty LP/Ventas Capital Corp., 4.75%, 6/01/21		550	612,457

			6,996,330
Real Estate Management & Development — 0.3%
Lennar Corp., 4.75%, 11/15/22 (a)		260	257,400
Realogy Corp., 7.63%, 1/15/20 (a)(c)		295	331,137
Shea Homes LP, 8.63%, 5/15/19		230	255,875

			844,412

See Notes to Financial Statements.

40	ANNUAL REPORT	OCTOBER 31, 2012

Schedule of Investments (continued)	BlackRock Credit Allocation Income Trust III (BPP) (Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value

Road & Rail — 1.4%
The Hertz Corp., 6.75%, 4/15/19	USD	188	$199,515
Norfolk Southern Corp., 6.00%, 3/15/2105 (c)		2,500	3,127,207

			3,326,722
Semiconductors & Semiconductor Equipment — 0.5%
KLA-Tencor Corp., 6.90%, 5/01/18		918	1,106,450
Software — 0.4%
Infor US, Inc., 9.38%, 4/01/19		220	243,100
Nuance Communications, Inc., 5.38%, 8/15/20 (a)		330	336,600
Symantec Corp., 2.75%, 6/15/17		300	311,476

			891,176
Specialty Retail — 1.5%
AutoNation, Inc., 6.75%, 4/15/18		940	1,055,150
Limited Brands, Inc., 7.00%, 5/01/20		470	536,387
QVC, Inc. (a):
7.38%, 10/15/20		50	55,412
5.13%, 7/02/22		710	742,369
Sally Holdings LLC, 6.88%, 11/15/19		290	321,538
VF Corp., 5.95%, 11/01/17 (c)		725	861,655

			3,572,511
Tobacco — 2.7%
Altria Group, Inc., 10.20%, 2/06/39		1,919	3,371,219
BAT International Finance Plc, 3.25%, 6/07/22 (a)(c)		675	701,185
Lorillard Tobacco Co., 3.50%, 8/04/16		1,175	1,248,584
Philip Morris International, Inc., 2.50%, 5/16/16 (c)		1,225	1,292,740

			6,613,728
Trading Companies & Distributors — 0.2%
Doric Nimrod Air Finance Alpha Ltd. Pass Through Trust, Series 2012-1, Class A, 5.13%, 11/30/24 (a)		465	483,600
Transportation Infrastructure — 0.9%
Penske Truck Leasing Co. LP/PTL Finance Corp. (a):
3.75%, 5/11/17		1,475	1,506,053
4.88%, 7/11/22		800	817,866

			2,323,919
Wireless Telecommunication Services — 5.3%
America Movil SAB de CV, 2.38%, 9/08/16 (c)		1,780	1,860,675
American Tower Corp.:
4.50%, 1/15/18		925	1,024,312
5.05%, 9/01/20		500	561,848
Cricket Communications, Inc., 7.75%, 5/15/16		325	343,688
Crown Castle International Corp.:
9.00%, 1/15/15		430	460,100
5.25%, 1/15/23 (a)		270	279,450
Crown Castle Towers LLC (a):
5.50%, 1/15/37		575	656,658
4.17%, 8/15/37		1,000	1,098,263
6.11%, 1/15/40		625	760,417
Digicel Group Ltd., 8.25%, 9/30/20 (a)		520	560,300
SBA Tower Trust, 5.10%, 4/15/42 (a)		2,500	2,776,997
Sprint Capital Corp., 6.88%, 11/15/28		230	235,175
Sprint Nextel Corp. (a):
9.00%, 11/15/18		630	778,050
7.00%, 3/01/20		1,290	1,496,400

			12,892,333
Total Corporate Bonds — 116.4%			285,222,034

Floating Rate Loan Interests — 0.0% (b)		Par (000)	Value

Oil, Gas & Consumable Fuels — 0.0%
Chesapeake Energy Corp., Unsecured Term Loan, 8.50%, 12/01/17	USD	85	$85,435

Preferred Securities

Capital Trusts
Capital Markets — 3.3%
RBS Capital Trust II, 6.43% (b)(d)		625	525,000
State Street Capital Trust IV, 1.39%, 6/01/67 (b)		9,675	7,419,467

			7,944,467
Commercial Banks — 2.3%
Barclays Bank Plc (a)(b)(d):
5.93%(c)		1,700	1,666,000
7.43%		325	338,000
BNP Paribas SA, 7.20% (a)(b)(c)(d)		700	689,500
Credit Agricole SA, 8.38% (a)(b)(c)(d)		725	737,688
National City Preferred Capital Trust I, 12.00% (b)(d)		600	606,882
NBP Capital Trust III, 7.38% (d)		2,000	1,630,000

			5,668,070
Consumer Finance — 0.3%
Capital One Capital V, 10.25%, 8/15/39		750	772,500
Diversified Financial Services — 4.2%
General Electric Capital Corp., 6.25% (b)(c)		1,300	1,417,039
JPMorgan Chase Capital XXI, Series U, 1.26%, 1/15/87		7,125	5,401,526
JPMorgan Chase Capital XXIII, 1.43%, 5/15/77 (b)		4,790	3,539,245

			10,357,810
Electric Utilities — 0.4%
PPL Capital Funding, Inc., 6.70%, 3/30/67 (b)		900	948,375
Insurance — 8.1%
The Allstate Corp., 6.50%, 5/15/67 (b)		900	967,500
American General Capital II, 8.50%, 7/01/30		100	122,500
American International Group, Inc., 8.18%, 5/15/68 (b)		400	499,000
AXA SA, 6.38% (a)(b)(d)		900	841,500
The Chubb Corp., 6.38%, 3/29/67 (b)		900	976,500
Liberty Mutual Group, Inc., 10.75%, 6/15/88 (a)(b)		900	1,341,000
Lincoln National Corp., 7.00%, 5/17/66 (b)		900	922,500
MetLife, Inc., 6.40%, 12/15/66		1,400	1,521,838
Mitsui Sumitomo Insurance Co. Ltd., 7.00%, 3/15/72 (a)(b)		700	798,763
Northwestern Mutual Life Insurance Co., 6.06%, 3/30/40 (a)(c)		1,800	2,366,130
Prudential Plc, 6.50% (d)		6,000	5,970,000
Reinsurance Group of America, Inc., 6.75%, 12/15/65 (b)		1,300	1,315,274
Swiss Re Capital I LP, 6.85% (a)(b)(d)		1,000	1,043,227
ZFS Finance USA Trust II, 6.45%, 12/15/65 (a)(b)		1,150	1,236,250

			19,921,982
Oil, Gas & Consumable Fuels — 0.4%
TransCanada PipeLines Ltd., 6.35%, 5/15/67 (b)		900	967,168
Total Capital Trusts — 19.0%			46,580,372

Preferred Stocks		Shares
Capital Markets — 0.1%
RBS Capital Funding Trust V, 5.90%		15,000	275,850
Diversified Financial Services — 0.5%
Ally Financial, Inc., 7.00% (a)		1,170	1,127,441
Total Preferred Stocks — 0.6%			1,403,291

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2012	41

Schedule of Investments (continued)	BlackRock Credit Allocation Income Trust III (BPP) (Percentages shown are based on Net Assets)

Trust Preferreds		Shares	Value

Diversified Financial Services — 0.4%
GMAC Capital Trust I, Series 2, 8.13%, 2/15/40		35,090	$902,205
Machinery — 0.3%
Stanley Black & Decker, Inc., 5.75%, 7/25/52		30,000	775,500
Total Trust Preferreds — 0.7%			1,677,705
Total Preferred Securities — 20.3%			49,661,368

Taxable Municipal Bonds — 0.8%		Par (000)
Metropolitan Transportation Authority, RB, Build America Bonds, 6.55%, 11/15/31	USD	1,675	2,109,059

US Government Sponsored Agency Securities — 0.3%
Agency Obligations — 0.3%
Fannie Mae, 1.93%, 10/09/19 (c)(g)		805	704,579

US Treasury Obligations
US Treasury Bonds (c):
3.75%, 8/15/41		713	849,250
3.13%, 11/15/41		335	355,519
3.13%, 2/15/42		1,600	1,696,000
3.00%, 5/15/42		2,750	2,840,665
US Treasury Notes (c):
0.88%, 12/31/16		9,300	9,412,614
0.63%, 5/31/17		455	454,609
1.63%, 8/15/22		750	745,898
Total US Treasury Obligations — 6.7%			16,354,555
Total Long-Term Investments (Cost — $331,179,901) — 145.0%			355,313,530

Short-Term Securities		Shares
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.17% (h)(i)		4,101,982	4,101,982
Total Short-Term Securities (Cost — $4,101,982) — 1.7%			4,101,982

Options Purchased		Contracts
Exchange-Traded Put Options — 0.1%
Euro-Dollar 3-Year Mid-Curve Options, Strike Price USD 98.88, Expires 3/15/13		452	186,450

		Notional Amount (000)
Over-the-Counter Interest Rate Call Swaptions — 0.0%
Receive a fixed rate of 2.61% and pay a floating rate based on 3-month LIBOR, expires 1/13/14, Broker Credit Suisse Group AG		500	32,372
Over-the-Counter Interest Rate Put Swaptions — 0.0%
Pay a fixed rate of 0.71% and receive a floating rate based on 3-month LIBOR, Expires 6/28/13, Broker Deutsche Bank AG		17,900	14,998
Pay a fixed rate of 2.61% and receive a floating rate based on 3-month LIBOR, Expires 1/13/14, Broker Credit Suisse Group AG		500	8,398

Options Purchased		Notional Amount (000)	Value

Over-the-Counter Interest Rate Put Swaptions (concluded)
Pay a fixed rate of 4.50% and receive a floating rate based on 3-month LIBOR, Expires 2/02/17, Broker Deutsche Bank AG	USD	2,300	$52,966

			76,362
Total Options Purchased (Cost — $391,631) — 0.1%			295,184
Total Investments Before Options Written (Cost — $335,673,514) — 146.8%			359,710,696

Options Written
Over-the-Counter Interest Rate Call Swaptions — (0.5)%
Pay a fixed rate of 4.75% and receive a floating rate based on 3-month LIBOR, Expires 3/24/14, Broker Citigroup, Inc.		5,000	(1,199,084)
Pay a fixed rate of 2.33% and receive a floating rate based on 3-month LIBOR, Expires 10/02/14, Broker Credit Suisse Group AG		1,900	(81,669)

			(1,280,753)
Over-the-Counter Interest Rate Put Swaptions — (0.1)%
Receive a fixed rate of 4.75% and pay a floating rate based on 3-month LIBOR, Expires 3/24/14, Broker Citigroup, Inc.		5,000	(8,864)
Receive a fixed rate of 2.33% and pay a floating rate based on 3-month LIBOR, Expires 10/02/14, Broker Credit Suisse Group AG		1,900	(76,759)
Receive a fixed rate of 6.00% and pay a floating rate based on 3-month LIBOR, Expires 2/02/17, Broker Deutsche Bank AG		4,600	(47,514)

			(133,137)
Total Options Written (Premiums Received — $838,575) — (0.6)%			(1,413,890)
Total Investments, Net of Options Written — 146.2%			358,296,806
Liabilities in Excess of Other Assets — (46.2)%			(113,236,395)

Net Assets — 100.0%			$245,060,411

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate shown is as of report date.

(c)	All or a portion of security has been pledged as collateral in connection with open reverse repurchase agreements.

(d)	Security is perpetual in nature and has no stated maturity date.

(e)	Convertible security.

(f)	Represents a payment-in-kind security which may pay interest/dividends in additional par/shares.

(g)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

See Notes to Financial Statements.

42	ANNUAL REPORT	OCTOBER 31, 2012

Schedule of Investments (continued)	BlackRock Credit Allocation Income Trust III (BPP)

(h)	Investments in issuers considered to be an affiliate of the Fund during the year ended October 31, 2012, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate	Shares Held at October 31, 2011	Net Activity	Shares Held at October 31, 2012	Income
BlackRock Liquidity Funds, TempFund Institutional Class	2,459,914	1,642,068	4,101,982	$2,279
(i)	Represents the current yield as of report date.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•	Reverse repurchase agreements outstanding as of October 31, 2012 were as follows:

Counterparty	Interest Rate	Trade Date	Maturity Date	Face Value	Face Value Including Accrued Interest
Barclays Capital, Inc.	0.35%	4/03/12	Open	$7,494,796	$7,509,372
BNP Paribas Securities Corp.	0.10%	4/03/12	Open	778,952	779,411
BNP Paribas Securities Corp.	0.11%	4/03/12	Open	628,000	628,407
UBS Securities LLC	0.30%	4/04/12	Open	2,403,400	2,407,626
UBS Securities LLC	0.31%	4/04/12	Open	477,375	478,242
UBS Securities LLC	0.35%	4/04/12	Open	8,701,750	8,719,601
UBS Securities LLC	0.38%	4/04/12	Open	6,419,250	6,433,548
Barclays Capital, Inc.	0.35%	4/25/12	Open	2,072,063	2,075,890
UBS Securities LLC	0.25%	5/01/12	Open	589,750	590,504
UBS Securities LLC	0.37%	5/01/12	Open	1,726,188	1,729,452
UBS Securities LLC	0.38%	5/01/12	Open	1,515,125	1,518,068
UBS Securities LLC	0.00%	5/07/12	Open	174,687	174,687
Barclays Capital, Inc.	0.35%	5/08/12	Open	812,250	813,640
UBS Securities LLC	0.25%	5/10/12	Open	409,955	410,450
UBS Securities LLC	0.34%	5/11/12	Open	1,061,562	1,063,307
Credit Suisse Securities (USA) LLC	0.35%	5/14/12	Open	796,875	798,200
UBS Securities LLC	0.34%	5/14/12	Open	3,515,590	3,521,268
Credit Suisse Securities (USA) LLC	0.35%	5/15/12	Open	803,344	804,671
Credit Suisse Securities (USA) LLC	0.35%	5/18/12	Open	1,726,600	1,729,403
BNP Paribas Securities Corp.	0.21%	5/21/12	Open	1,714,000	1,715,640
Credit Suisse Securities (USA) LLC	0.35%	5/22/12	Open	1,224,344	1,226,284
Credit Suisse Securities (USA) LLC	0.35%	5/24/12	Open	821,062	822,348
Deutsche Bank Securities, Inc.	0.19%	5/29/12	Open	354,262	354,554
UBS Securities LLC	0.34%	5/31/12	Open	1,608,750	1,611,090
Barclays Capital, Inc.	0.35%	6/05/12	Open	2,906,466	2,910,676
Bank of America Merrill Lynch	0.20%	6/12/12	Open	438,350	438,696
Credit Suisse Securities (USA) LLC	0.35%	6/20/12	Open	1,967,144	1,969,706
Credit Suisse Securities (USA) LLC	0.38%	6/20/12	Open	9,375,219	9,388,480
Deutsche Bank Securities, Inc.	0.26%	7/05/12	Open	9,404,625	9,412,708
Credit Suisse Securities (USA) LLC	0.35%	7/11/12	Open	553,437	554,046
Credit Suisse Securities (USA) LLC	0.35%	7/13/12	Open	1,748,700	1,750,587
Credit Suisse Securities (USA) LLC	0.30%	7/25/12	Open	2,932,625	2,935,020
Credit Suisse Securities (USA) LLC	0.35%	7/25/12	Open	2,960,594	2,963,422
Credit Suisse Securities (USA) LLC	0.35%	7/26/12	Open	1,981,581	1,983,469
Credit Suisse Securities (USA) LLC	0.35%	7/31/12	Open	597,906	598,447
Credit Suisse Securities (USA) LLC	0.35%	8/10/12	Open	1,515,469	1,516,692
Credit Suisse Securities (USA) LLC	0.35%	8/16/12	Open	3,663,676	3,666,417
Credit Suisse Securities (USA) LLC	0.35%	8/20/12	Open	1,934,875	1,936,248
Credit Suisse Securities (USA) LLC	0.35%	8/22/12	Open	648,000	648,447
Credit Suisse Securities (USA) LLC	0.35%	8/30/12	Open	997,250	997,861
Credit Suisse Securities (USA) LLC	0.35%	9/04/12	Open	2,119,129	2,120,324
UBS Securities LLC	0.34%	9/04/12	Open	275,000	275,151
Barclays Capital, Inc.	(0.25)%	9/06/12	Open	32,000	31,988
Credit Suisse Securities (USA) LLC	(0.25)%	9/06/12	Open	188,394	188,320
Barclays Capital, Inc.	0.35%	9/19/12	Open	1,027,200	1,027,629
Deutsche Bank Securities, Inc.	(1.00)%	9/19/12	Open	303,881	303,527
UBS Securities LLC	0.34%	9/24/12	Open	1,316,250	1,316,722
UBS Securities LLC	0.36%	9/24/12	Open	1,134,200	1,134,631
Credit Suisse Securities (USA) LLC	0.35%	9/27/12	Open	1,104,681	1,105,057
Credit Suisse Securities (USA) LLC	0.35%	9/28/12	Open	1,172,938	1,173,325
Deutsche Bank Securities, Inc.	(1.50)%	10/01/12	Open	1,479,000	1,477,726
UBS Securities LLC	0.10%	10/02/12	Open	982,710	982,789

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2012	43

Schedule of Investments (continued)	BlackRock Credit Allocation Income Trust III (BPP)

Reverse repurchase agreements outstanding as of October 31, 2012 were as follows (concluded):

Counterparty	Interest Rate	Trade Date	Maturity Date	Face Value	Face Value Including Accrued Interest
Citigroup Global Markets, Inc.	(0.75)%	10/04/12	Open	$451,800	$451,546
Barclays Capital, Inc.	0.40%	10/10/12	Open	732,000	732,179
UBS Securities LLC	(0.50)%	10/16/12	Open	596,725	596,596
Credit Suisse Securities (USA) LLC	0.35%	10/18/12	Open	1,100,325	1,100,475
UBS Securities LLC	0.32%	10/23/12	Open	1,420,250	1,420,351
BNP Paribas Securities Corp.	0.26%	10/25/12	Open	2,801,563	2,801,704
Deutsche Bank Securities, Inc.	0.14%	10/25/12	Open	737,812	737,833
Credit Suisse Securities (USA) LLC	0.35%	10/29/12	Open	887,250	887,276
Credit Suisse Securities (USA) LLC	0.35%	10/30/12	Open	5,084,626	5,084,675
Deutsche Bank Securities, Inc.	0.00%	10/31/12	Open	728,575	728,575
Total				$117,132,156	$117,264,984

•	Financial futures contracts purchased as of October 31, 2012 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation (Depreciation)
94	2-Year US Treasury Note	Chicago Board of Trade	December 2012	USD 20,710,844	$(8,805)
19	30-Year US Treasury Bond	Chicago Board of Trade	December 2012	USD 2,836,938	(8,345)
40	90-Day Euro-Dollar	Chicago Mercantile	March 2016	USD 9,891,500	8,269
Total					$(8,881)

•	Financial futures contracts sold as of October 31, 2012 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation (Depreciation)
110	5-Year US Treasury Note	Chicago Board of Trade	December 2012	USD 13,667,500	$(16,445)
257	10-Year US Treasury Note	Chicago Board of Trade	December 2012	USD 34,189,031	(79,914)
17	Ultra Long US Treasury Bond	Chicago Board of Trade	December 2012	USD 2,806,594	34,101
Total					$(62,258)

•	Foreign currency exchange contracts as of October 31, 2012 were as follows:

Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD 155,800	EUR 120,000	UBS AG	1/23/13	$132
USD 441,348	EUR 340,000	UBS AG	1/23/13	291
USD 3,491,650	AUD 3,400,000	UBS AG	1/31/13	(12,860)
Total				$(12,437)

•	Credit default swaps on single-name issues — buy protection outstanding as of October 31, 2012 were as follows:

Issuer	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
The New York Times Co.	1.00%	Barclays Plc	12/20/16	USD	1,725	$739
Southwest Airlines Co.	1.00%	Goldman Sachs Group, Inc.	12/20/16	USD	570	(16,531)
Southwest Airlines Co.	1.00%	Royal Bank of Scotland Plc	12/20/16	USD	570	(18,506)
General Dynamic Corp.	1.00%	Credit Suisse Group AG	9/20/17	USD	800	(848)
Hewlett-Packard Co.	1.00%	Citigroup, Inc.	9/20/17	USD	425	7,541
Hewlett-Packard Co.	1.00%	Credit Suisse Group AG	9/20/17	USD	390	21,148
Hewlett-Packard Co.	1.00%	JPMorgan Chase & Co.	9/20/17	USD	300	14,687
Lockheed Martin Corp.	1.00%	Credit Suisse Group AG	9/20/17	USD	800	(7,867)
Northrop Grumman Corp.	1.00%	Credit Suisse Group AG	9/20/17	USD	675	(3,628)
Raytheon Co.	1.00%	Credit Suisse Group AG	9/20/17	USD	675	(2,328)
Viacom, Inc.	1.00%	Credit Suisse Group AG	9/20/17	USD	1,775	(15,796)
Total						$(21,389)

See Notes to Financial Statements.

44	ANNUAL REPORT	OCTOBER 31, 2012

Schedule of Investments (continued)	BlackRock Credit Allocation Income Trust III (BPP)

•	Credit default swaps on single-name issues — sold protection outstanding as of October 31, 2012 were as follows:

Issuer	Receive Fixed Rate	Counterparty	Expiration Date	Issuer Credit Rating[1]	Notional Amount (000)[2]		Unrealized Appreciation
Anadarko Petroleum Corp.	1.00%	Credit Suisse Group AG	6/20/17	BBB-	USD	495	$13,454
Comcast Corp.	1.00%	Credit Suisse Group AG	9/20/17	BBB+	USD	1,775	20,647
MetLife, Inc.	1.00%	Deutsche Bank AG	3/20/18	A-	USD	425	36
Total							$34,137

[1]	Using S&P’s rating.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

•	Interest rate swaps outstanding as of October 31, 2012 were as follows:

Fixed Rate	Floating Rate	Counterparty/Exchange	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
0.44%[3]	3-month LIBOR	Chicago Mercantile	8/29/14	USD	9,300	$(9,727)
2.05%[4]	3-month LIBOR	Credit Suisse Group AG	5/02/22	USD	1,100	38,148
2.06%[4]	3-month LIBOR	Credit Suisse Group AG	5/08/22	USD	3,400	121,475
1.76%[4]	3-month LIBOR	Citigroup, Inc.	6/25/22	USD	1,100	7,940
2.48%[3]	3-month LIBOR	Credit Suisse Group AG	7/05/42	USD	1,100	26,040
2.26%[3]	3-month LIBOR	Goldman Sachs Group, Inc.	7/26/42	USD	500	36,085
2.46%[3]	3-month LIBOR	Deutsche Bank AG	8/07/42	USD	2,500	68,836
2.52%[3]	3-month LIBOR	Citigroup, Inc.	8/10/42	USD	1,200	18,685
2.71%[3]	3-month LIBOR	Credit Suisse Group AG	8/21/42	USD	200	(4,812)
Total						$302,670

[3]	Fund pays the fixed rate and receives the floating rate.

[4]	Fund pays the floating rate and receives the fixed rate.

•	Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Fund has the ability to access

•	Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•	Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of October 31, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	—	$1,176,500	$1,176,500
Corporate Bonds	—	$282,854,334	2,367,700	285,222,034
Floating Rate Loan Interests	—	85,435	—	85,435
Preferred Securities	$1,178,055	48,483,313	—	49,661,368
Taxable Municipal Bonds	—	2,109,059	—	2,109,059
US Govern- ment Sponsored Agency Securities	—	704,579	—	704,579
US Treasury Obligations	—	16,354,555	—	16,354,555
Short-Term Securities	4,101,982	—	—	4,101,982

Total	$5,280,037	$350,591,275	$3,544,200	$359,415,512

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Credit contracts	—	$78,252	—	$78,252
Foreign currency exchange contracts	—	423	—	423
Interest rate contracts	$228,820	425,943	—	654,763
Liabilities:
Credit contracts	—	(65,504)	—	(65,504)
Foreign currency exchange contracts	—	(12,860)	—	(12,860)
Interest rate contracts	(113,509)	(1,428,429)	—	(1,541,938)

Total	$115,311	$(1,002,175)	—	$(886,864)

[1]	Derivative financial instruments are swaps, financial futures contracts, foreign currency exchange contracts and options. Swaps, financial futures contracts and foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument and options are shown at value.

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2012	45

Schedule of Investments (concluded)	BlackRock Credit Allocation Income Trust III (BPP)

Certain of the Fund’s assets and liabilities are held at carrying amount or face value, which approximates fair value for financial statement purposes. As of October 31, 2012, such assets and liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Foreign currency at value	$10,231	—	—	$10,231
Cash pledged as collateral for financial futures contracts	266,000	—	—	266,000
Cash pledged as collateral for swaps	571,000	—	—	571,000
Liabilities:
Reverse repurchase agreements	—	$(117,132,156)	—	(117,132,156)
Cash received as collateral for reverse repur- chase agree- ments	—	(1,297,000)	—	(1,297,000)

Total	$847,231	$(118,429,156)	—	$(117,581,925)

There were no transfers between Level 1 and Level 2 during the year ended October 31, 2012.

Certain of the Fund’s investments and derivative financial instruments are categorized as Level 3 and were valued utilizing transaction prices, third party pricing information or net asset value without adjustment. Such valuations are based on unobservable inputs. A significant change in the unobservable inputs could result in a significantly lower or higher value in such Level 3 investments and derivative financial instruments.

A reconciliation of Level 3 investments and derivative financial instruments is presented when the Fund had a significant amount of Level 3 investments and derivative financial instruments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset- Backed Securities	Corporate Bonds	Total
Assets:
Opening balance, as of October 31, 2011	$1,007,500	$1,690,000	$2,697,500
Transfers into Level 3[1]	—	—	—
Transfers out of Level 3[1]	—	—	—
Accrued discounts/premiums	18,531	—	18,531
Net realized gain (loss)	—	—	—
Net change in unrealized appreciation/depreciation[2]	150,469	(12,300)	138,169
Purchases	—	690,000	690,000
Sales	—	—	—

Closing Balance, as of October 31, 2012	$1,176,500	$2,367,700	$3,544,200

[1]	Transfers into and transfers out of Level 3 represent the values as of the beginning of the reporting period.

[2]	Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations. The change in unrealized appreciation/depreciation on investments still held as of October 31, 2012 was $138,169.

The following table is a reconciliation of Level 3 derivative financial instruments for which significant unobservable inputs were used in determining fair value:

Credit Contracts
Assets:
Opening balance, as of October 31, 2011	$2,351
Transfers into Level 3[1]	—
Transfers out of Level 3[1]	—
Accrued discounts/premiums	—
Net realized gain (loss)	—
Net change in unrealized appreciation/depreciation[3]	(2,351)
Purchases	—
Issues[4]	—
Sales	—
Settlements[5]	—

Closing Balance, as of October 31, 2012	—

[3]	Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations. The change in unrealized appreciation/ depreciation on derivative financial instruments still held as of October 31, 2012 was $0.

[4]	Issues represent upfront cash received on certain derivative financial instruments.

[5]	Settlements represent periodic contractual cash flows and/or cash flows to terminate certain derivative financial instruments.

See Notes to Financial Statements.

46	ANNUAL REPORT	OCTOBER 31, 2012

Schedule of Investments October 31, 2012	BlackRock Credit Allocation Income Trust IV (BTZ) (Percentages shown are based on Net Assets)

Asset-Backed Securities		Par (000)	Value

321 Henderson Receivables I LLC, Series 2012-1A, Class A, 4.21%, 2/16/65 (a)	USD	1,687	$1,771,365
Atrium CDO Corp., Series 5A, Class A4, 0.82%, 7/20/20 (a)(b)		4,400	3,982,000
SLM Student Loan Trust, Series 2004-B, Class A2, 0.59%, 6/15/21 (b)		3,235	3,158,293
Total Asset-Backed Securities — 1.1%			8,911,658

Corporate Bonds
Aerospace & Defense — 0.9%
BE Aerospace, Inc., 5.25%, 4/01/22		2,815	2,934,638
Huntington Ingalls Industries, Inc.:
6.88%, 3/15/18		990	1,069,200
7.13%, 3/15/21		960	1,032,000
Kratos Defense & Security Solutions, Inc., 10.00%, 6/01/17		1,662	1,794,960

			6,830,798
Airlines — 0.6%
American Airlines Pass-Through Trust, Series 2011-2, Class A, 8.63%, 10/15/21		385	402,799
Continental Airlines Pass-Through Trust, Series 2009-2, Class B, 9.25%, 5/10/17		1,740	1,900,855
Delta Air Lines Pass-Through Trust, Series 2002-1, Class G-1, 6.72%, 1/02/23		1,949	2,144,383

			4,448,037
Auto Components — 1.0%
Delphi Corp., 6.13%, 5/15/21		950	1,049,750
Ford Motor Co., 7.45%, 7/16/31		1,750	2,213,750
Icahn Enterprises LP:
7.75%, 1/15/16		1,180	1,233,100
8.00%, 1/15/18		3,020	3,246,500

			7,743,100
Beverages — 0.7%
Anheuser-Busch InBev Worldwide, Inc., 1.38%, 7/15/17 (c)		1,650	1,674,874
Constellation Brands, Inc., 7.25%, 5/15/17		3,230	3,803,325

			5,478,199
Building Products — 0.3%
Building Materials Corp. of America (a):
7.00%, 2/15/20		790	857,150
6.75%, 5/01/21		1,770	1,929,300

			2,786,450
Capital Markets — 5.4%
Ameriprise Financial, Inc., 5.30%, 3/15/20 (c)		4,500	5,320,323
E*Trade Financial Corp., 12.50%, 11/30/17		2,565	2,904,862
The Goldman Sachs Group, Inc. (c):
6.15%, 4/01/18		800	936,831
7.50%, 2/15/19		5,165	6,450,057
5.75%, 1/24/22		2,800	3,250,456
6.25%, 2/01/41		7,350	8,726,185
Morgan Stanley, 5.63%, 9/23/19 (c)		5,750	6,385,225
UBS AG:
2.25%, 1/28/14 (c)		2,678	2,718,655
5.88%, 7/15/16		1,575	1,763,477
7.63%, 8/17/22		4,000	4,313,628

			42,769,699
Chemicals — 2.2%
Ashland, Inc., 4.75%, 8/15/22 (a)		855	872,100
Celanese US Holdings LLC, 5.88%, 6/15/21		2,560	2,851,200
Hexion US Finance Corp., 6.63%, 4/15/20		750	748,125

Corporate Bonds		Par (000)	Value

Chemicals (concluded)
Huntsman International LLC, 8.63%, 3/15/21 (c)	USD	980	$1,114,750
INEOS Finance Plc (a):
8.38%, 2/15/19		535	561,750
7.50%, 5/01/20		1,050	1,063,125
LyondellBasell Industries NV, 5.75%, 4/15/24 (c)		3,125	3,617,187
MPM Escrow LLC/MPM Finance Escrow Corp., 8.88%, 10/15/20 (a)		505	494,900
Nufarm Australia Ltd., 6.38%, 10/15/19 (a)		485	497,125
Rockwood Specialties Group, Inc., 4.63%, 10/15/20		2,785	2,868,550
Tronox Finance LLC, 6.38%, 8/15/20 (a)		2,550	2,543,625

			17,232,437
Commercial Banks — 5.2%
Amsouth Bank, Series AI, 4.85%, 4/01/13		1,800	1,824,750
Asciano Finance Ltd., 5.00%, 4/07/18 (a)		1,475	1,589,789
Associated Banc-Corp, 5.13%, 3/28/16 (c)		3,645	3,996,790
BBVA US Senior SAU, 4.66%, 10/09/15 (c)		4,100	4,140,533
Branch Banking & Trust Co. (b)(c):
0.72%, 9/13/16		1,850	1,797,985
0.73%, 5/23/17		1,100	1,056,593
CIT Group, Inc.:
4.25%, 8/15/17		2,240	2,297,808
5.25%, 3/15/18		1,980	2,103,750
5.50%, 2/15/19 (a)		1,720	1,833,950
5.00%, 8/15/22		710	735,722
Discover Bank, 8.70%, 11/18/19		1,950	2,549,668
HSBC Finance Corp., 6.68%, 1/15/21 (c)		2,525	2,987,921
Regions Financial Corp.:
4.88%, 4/26/13		4,150	4,217,437
5.75%, 6/15/15		3,000	3,285,000
Santander Holdings USA, Inc., 3.00%, 9/24/15		1,825	1,859,936
Wachovia Bank NA, 6.60%, 1/15/38 (c)		3,680	5,216,595

			41,494,227
Commercial Services & Supplies — 4.1%
ADS Waste Holdings, Inc., 8.25%, 10/01/20 (a)		491	508,185
The ADT Corp., 4.88%, 7/15/42 (a)		2,250	2,401,146
Aviation Capital Group Corp. (a):
7.13%, 10/15/20 (c)		15,000	15,824,968
6.75%, 4/06/21		3,850	3,999,803
Casella Waste Systems, Inc., 7.75%, 2/15/19		610	597,800
Clean Harbors, Inc., 5.25%, 8/01/20 (a)		764	783,100
Corrections Corp. of America, 7.75%, 6/01/17		4,835	5,167,406
Covanta Holding Corp., 6.38%, 10/01/22		1,105	1,202,543
HDTFS, Inc. (a):
5.88%, 10/15/20		605	611,050
6.25%, 10/15/22		760	770,450
Mobile Mini, Inc., 7.88%, 12/01/20		455	491,969

			32,358,420
Communications Equipment — 0.8%
Avaya, Inc., 9.75%, 11/01/15 (c)		1,400	1,246,000
Brocade Communications Systems, Inc., 6.88%, 1/15/20 (c)		3,580	3,875,350
Zayo Group LLC/Zayo Capital, Inc., 8.13%, 1/01/20		1,180	1,292,100

			6,413,450
Computers & Peripherals — 0.0%
NCR Corp., 5.00%, 7/15/22 (a)		230	234,888
Construction Materials — 0.5%
HD Supply, Inc. (a):
8.13%, 4/15/19		1,490	1,639,000
11.50%, 7/15/20		2,055	2,162,888

			3,801,888

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2012	47

Schedule of Investments (continued)	BlackRock Credit Allocation Income Trust IV (BTZ) (Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value

Consumer Finance — 5.4%
American Express Credit Corp., 2.75%, 9/15/15 (c)	USD	9,850	$10,383,565
Capital One Bank USA NA, 8.80%, 7/15/19		3,950	5,257,399
Daimler Finance North America LLC, 2.63%, 9/15/16 (a)(c)		5,675	5,921,193
Experian Finance Plc, 2.38%, 6/15/17 (a)(c)		1,250	1,279,705
Ford Motor Credit Co. LLC:
8.00%, 12/15/16		2,195	2,658,211
5.88%, 8/02/21		4,730	5,446,136
Inmarsat Finance Plc, 7.38%, 12/01/17 (a)		2,515	2,709,912
SLM Corp., 6.25%, 1/25/16		8,205	8,861,810
Toll Brothers Finance Corp., 5.88%, 2/15/22		680	768,732

			43,286,663
Containers & Packaging — 1.2%
Ardagh Packaging Finance Plc (a):
7.38%, 10/15/17		383	411,246
7.38%, 10/15/17		210	225,750
9.13%, 10/15/20		490	512,050
Ball Corp.:
7.13%, 9/01/16		2,000	2,150,000
6.75%, 9/15/20		3,575	3,923,562
Crown Americas LLC, 6.25%, 2/01/21		1,350	1,490,063
Smurfit Kappa Acquisitions, 4.88%, 9/15/18 (a)		810	810,000

			9,522,671
Diversified Financial Services — 10.6%
Ally Financial, Inc.:
4.50%, 2/11/14		1,500	1,545,000
8.30%, 2/12/15		2,890	3,237,522
8.00%, 11/01/31		2,515	2,992,850
Bank of America Corp. (c):
3.75%, 7/12/16		2,855	3,059,504
5.30%, 3/15/17		6,505	7,303,001
5.00%, 5/13/21		12,100	13,649,756
Blackstone Holdings Finance Co. LLC, 4.75%, 2/15/23 (a)(c)		1,375	1,474,803
Citigroup, Inc. (c):
6.38%, 8/12/14		2,150	2,342,780
4.59%, 12/15/15		1,575	1,718,204
4.45%, 1/10/17		1,520	1,679,217
Countrywide Financial Corp., 6.25%, 5/15/16 (c)		6,500	7,164,306
DPL, Inc., 7.25%, 10/15/21		1,785	2,012,587
General Motors Financial Co., Inc., 6.75%, 6/01/18		830	920,180
ING Bank NV, 5.00%, 6/09/21 (a)(c)		3,950	4,460,972
Intesa Sanpaolo SpA, 2.38%, 12/21/12		5,800	5,800,035
LeasePlan Corp. NV, 3.00%, 10/23/17 (a)(b)(c)		3,325	3,363,329
Macquarie Bank Ltd., 5.00%, 2/22/17 (a)(c)		2,325	2,525,252
Moody’s Corp., 6.06%, 9/07/17		10,000	10,963,974
Reynolds American, Inc., 3.25%, 11/01/22		3,025	3,059,558
Reynolds Group Issuer, Inc.:
7.13%, 4/15/19		420	447,300
7.88%, 8/15/19		1,165	1,264,025
9.88%, 8/15/19		515	539,462
5.75%, 10/15/20 (a)		2,500	2,525,000
6.88%, 2/15/21		255	270,938
WMG Acquisition Corp., 9.50%, 6/15/16		340	373,575

			84,693,130
Diversified Telecommunication Services — 4.4%
AT&T, Inc. (c):
2.40%, 8/15/16		1,525	1,611,809
6.30%, 1/15/38		5,000	6,694,510
Level 3 Financing, Inc.:
8.13%, 7/01/19		5,547	5,921,422
8.63%, 7/15/20		1,070	1,166,300

Corporate Bonds		Par (000)	Value

Diversified Telecommunication Services (concluded)
Telecom Italia Capital SA, 6.18%, 6/18/14	USD	1,650	$1,750,066
Telefonica Emisiones SAU, 5.46%, 2/16/21		2,250	2,286,563
Verizon Communications, Inc. (c):
1.95%, 3/28/14		8,525	8,704,698
7.35%, 4/01/39		3,640	5,605,735
Windstream Corp., 7.88%, 11/01/17		990	1,102,613

			34,843,716
Electric Utilities — 4.5%
CMS Energy Corp., 5.05%, 3/15/22		1,850	2,066,541
Dominion Resources, Inc., 8.88%, 1/15/19 (c)		8,000	10,834,832
Duke Energy Corp., 3.55%, 9/15/21 (c)		2,825	3,027,793
FirstEnergy Solutions Corp., 6.05%, 8/15/21		1,800	2,079,990
Great Plains Energy, Inc., 5.29%, 6/15/22		2,725	3,123,888
Mirant Mid Atlantic Pass Through Trust, Series B, 9.13%, 6/30/17		857	936,675
Nisource Finance Corp.:
6.40%, 3/15/18		1,760	2,142,272
5.25%, 2/15/43		1,020	1,143,912
Oncor Electric Delivery Co. LLC (c):
4.10%, 6/01/22		2,050	2,196,497
5.30%, 6/01/42		1,350	1,536,670
Progress Energy, Inc., 7.00%, 10/30/31 (c)		5,000	6,673,870

			35,762,940
Electronic Equipment, Instruments & Components — 0.3%
Jabil Circuit, Inc., 8.25%, 3/15/18		1,200	1,416,000
NXP BV, 3.09%, 10/15/13 (b)		664	663,170

			2,079,170
Energy Equipment & Services — 4.0%
Atwood Oceanics, Inc., 6.50%, 2/01/20		185	198,875
Cie Générale de Géophysique-Veritas, 6.50%, 6/01/21		1,150	1,213,250
Energy Transfer Partners LP, 5.20%, 2/01/22		5,000	5,739,550
Ensco Plc, 4.70%, 3/15/21		3,255	3,748,175
FTS International Services LLC/FTS International Bonds, Inc., 8.13%, 11/15/18 (a)		1,305	1,363,725
Hornbeck Offshore Services, Inc., 5.88%, 4/01/20		465	473,138
Key Energy Services, Inc., 6.75%, 3/01/21		1,240	1,233,800
MEG Energy Corp. (a):
6.50%, 3/15/21		1,580	1,694,550
6.38%, 1/30/23		370	395,900
Oil States International, Inc., 6.50%, 6/01/19		835	887,188
Peabody Energy Corp., 6.25%, 11/15/21 (c)		2,575	2,658,687
Precision Drilling Corp., 6.50%, 12/15/21		700	740,250
Seadrill Ltd., 5.63%, 9/15/17 (a)		3,820	3,820,000
Transocean, Inc.:
2.50%, 10/15/17		600	607,668
6.50%, 11/15/20		1,860	2,259,762
6.38%, 12/15/21		2,300	2,798,718
6.80%, 3/15/38		1,625	2,019,813

			31,853,049
Food & Staples Retailing — 0.4%
Wal-Mart Stores, Inc., 5.25%, 9/01/35 (c)		2,650	3,315,007
Food Products — 1.2%
Kraft Foods Group, Inc., 5.00%, 6/04/42 (a)		2,750	3,211,645
Mondelez International, Inc.:
6.50%, 8/11/17		1,985	2,451,725
6.13%, 8/23/18		1,990	2,476,211
Post Holdings, Inc., 7.38%, 2/15/22 (a)		1,497	1,588,691

			9,728,272
Gas Utilities — 0.2%
El Paso Natural Gas Co. LLC, 8.63%, 1/15/22		1,150	1,573,220

See Notes to Financial Statements.

48	ANNUAL REPORT	OCTOBER 31, 2012

Schedule of Investments (continued)	BlackRock Credit Allocation Income Trust IV (BTZ) (Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value

Health Care Equipment & Supplies — 0.7%
Fresenius US Finance II, Inc., 9.00%, 7/15/15 (a)	USD	4,250	$4,876,875
Teleflex, Inc., 6.88%, 6/01/19		815	876,125

			5,753,000
Health Care Providers & Services — 3.9%
Aviv Healthcare Properties LP, 7.75%, 2/15/19		765	806,119
CHS/Community Health Systems, Inc., 5.13%, 8/15/18		795	824,813
HCA, Inc.:
8.50%, 4/15/19		265	297,794
6.50%, 2/15/20		3,780	4,176,900
7.25%, 9/15/20		4,590	5,077,687
4.75%, 5/01/23		1,450	1,450,000
INC Research LLC, 11.50%, 7/15/19 (a)		1,155	1,160,775
inVentiv Health, Inc., 10.00%, 8/15/18 (a)		85	76,925
Tenet Healthcare Corp.:
10.00%, 5/01/18		2,175	2,479,500
8.88%, 7/01/19		1,825	2,039,438
4.75%, 6/01/20 (a)		1,559	1,545,359
UnitedHealth Group, Inc., 6.88%, 2/15/38 (c)		4,075	5,775,367
Verisk Analytics, Inc., 4.13%, 9/12/22		800	816,810
WellPoint, Inc. (c):
3.30%, 1/15/23		1,800	1,861,893
2.75%, 10/15/42 (a)(d)		2,325	2,423,812

			30,813,192
Health Care Technology — 1.4%
Amgen, Inc.:
5.15%, 11/15/41 (c)		6,280	7,235,916
5.65%, 6/15/42		70	85,955
5.38%, 5/15/43 (c)		3,425	4,112,072

			11,433,943
Household Durables — 0.5%
Beazer Homes USA, Inc., 6.63%, 4/15/18 (a)		1,140	1,219,800
DR Horton, Inc., 4.38%, 9/15/22		1,050	1,052,625
Standard Pacific Corp., 8.38%, 1/15/21		1,480	1,716,800

			3,989,225
Independent Power Producers & Energy Traders — 1.9%
The AES Corp.:
9.75%, 4/15/16		1,620	1,937,925
7.38%, 7/01/21		225	251,438
Calpine Corp. (a):
7.25%, 10/15/17		657	696,420
7.50%, 2/15/21		310	337,125
Energy Future Intermediate Holding Co. LLC, 10.00%, 12/01/20		3,135	3,424,987
Exelon Generation Co. LLC, Series C, 4.25%, 6/15/22 (a)		3,855	4,126,199
GenOn REMA LLC, 9.68%, 7/02/26		830	888,100
Laredo Petroleum, Inc.:
9.50%, 2/15/19		460	522,100
7.38%, 5/01/22		440	479,600
NRG Energy, Inc., 6.63%, 3/15/23 (a)		875	901,250
QEP Resources, Inc.:
5.38%, 10/01/22		944	991,200
5.25%, 5/01/23		490	510,825

			15,067,169
Insurance — 5.1%
American International Group, Inc. (c):
3.80%, 3/22/17		2,500	2,697,068
8.25%, 8/15/18		1,050	1,363,999
6.40%, 12/15/20		4,275	5,250,119
Fairfax Financial Holdings Ltd., 5.80%, 5/15/21 (a)		1,875	1,921,046

Corporate Bonds		Par (000)	Value

Insurance (concluded)
Forethought Financial Group, Inc., 8.63%, 4/15/21 (a)	USD	1,625	$2,065,799
Genworth Financial, Inc., 7.63%, 9/24/21 (c)		1,615	1,698,644
Manulife Financial Corp., 4.90%, 9/17/20 (c)		3,650	4,055,325
MPL 2 Acquisition Canco, Inc., 9.88%, 8/15/18 (a)		715	652,438
Nippon Life Insurance Co., 5.00%, 10/18/42 (a)(b)		5,250	5,416,241
Principal Financial Group, Inc., 8.88%, 5/15/19 (c)		1,145	1,521,386
Prudential Financial, Inc.:
6.63%, 12/01/37 (c)		4,075	5,234,525
5.88%, 9/15/42 (b)		4,000	4,210,000
XL Group Ltd., 5.75%, 10/01/21 (c)		4,105	4,862,910

			40,949,500
IT Services — 1.2%
Ceridian Corp., 8.88%, 7/15/19 (a)		2,905	3,079,300
Epicor Software Corp., 8.63%, 5/01/19		1,180	1,239,000
First Data Corp.:
7.38%, 6/15/19 (a)(c)		1,550	1,604,250
6.75%, 11/01/20 (a)		1,325	1,325,000
8.25%, 1/15/21 (a)		135	135,000
12.63%, 1/15/21		1,160	1,197,700
SunGard Data Systems, Inc., 7.38%, 11/15/18		1,210	1,302,263

			9,882,513
Life Sciences Tools & Services — 1.5%
Bio-Rad Laboratories, Inc., 8.00%, 9/15/16		5,480	5,986,900
Life Technologies Corp., 6.00%, 3/01/20		4,800	5,744,971

			11,731,871
Machinery — 0.9%
Ingersoll-Rand Global Holding Co. Ltd., 9.50%, 4/15/14 (c)		4,075	4,563,197
UR Merger Sub Corp. (a):
5.75%, 7/15/18		389	418,175
7.38%, 5/15/20		995	1,077,088
7.63%, 4/15/22		909	995,355

			7,053,815
Media — 7.3%
A&E Television Networks LLC, 3.25%, 8/22/19		2,360	2,401,300
AMC Networks, Inc., 7.75%, 7/15/21		655	741,787
CCH II LLC, 13.50%, 11/30/16		1,573	1,690,783
Comcast Corp., 6.30%, 11/15/17 (c)		4,075	5,060,156
Cox Communications, Inc., 8.38%, 3/01/39 (a)		4,075	6,466,076
CSC Holdings LLC, 8.63%, 2/15/19		1,950	2,310,750
DIRECTV Holdings LLC, 5.00%, 3/01/21 (c)		4,150	4,719,098
DISH DBS Corp., 7.00%, 10/01/13		1,950	2,040,187
Intelsat Jackson Holdings SA, 7.25%, 4/01/19		320	343,200
Intelsat Luxembourg SA:
11.25%, 2/04/17		1,480	1,554,000
11.50%, 2/04/17 (e)		630	663,075
The Interpublic Group of Cos., Inc., 10.00%, 7/15/17		1,975	2,179,906
News America, Inc., 6.15%, 3/01/37 (c)		4,850	6,089,068
Time Warner Cable, Inc., 6.75%, 6/15/39		4,675	6,240,026
Time Warner, Inc., 7.70%, 5/01/32 (c)		4,900	7,180,362
Unitymedia Hessen GmbH & Co. KG (a):
8.13%, 12/01/17		2,115	2,284,200
7.50%, 3/15/19		1,760	1,928,276
Virgin Media Finance Plc, 4.88%, 2/15/22		840	848,400
Virgin Media Secured Finance Plc, 6.50%, 1/15/18		3,175	3,444,875

			58,185,525

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2012	49

Schedule of Investments (continued)	BlackRock Credit Allocation Income Trust IV (BTZ) (Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value

Metals & Mining — 2.3%
AngloGold Ashanti Holdings Plc, 5.13%, 8/01/22	USD	2,450	$2,498,564
ArcelorMittal, 4.25%, 3/01/16		350	347,651
Barrick Gold Corp., 2.90%, 5/30/16 (c)		1,925	2,031,041
FMG Resources August 2006 Property Ltd. (a):
6.38%, 2/01/16		2,660	2,660,000
6.88%, 4/01/22 (c)		140	131,600
Freeport-McMoRan Copper & Gold, Inc., 3.55%, 3/01/22		2,300	2,341,855
Freeport-McMoRan Corp., 7.13%, 11/01/27		3,500	4,438,063
New Gold, Inc., 7.00%, 4/15/20 (a)		215	227,900
Novelis, Inc., 8.75%, 12/15/20		1,610	1,775,025
Steel Dynamics, Inc., 6.38%, 8/15/22 (a)		700	731,500
Teck Resources Ltd., 10.75%, 5/15/19		1,000	1,204,144

			18,387,343
Multi-Utilities — 1.1%
CenterPoint Energy, Inc.:
5.95%, 2/01/17		3,600	4,204,580
6.50%, 5/01/18		3,950	4,808,837

			9,013,417
Multiline Retail — 0.6%
Dufry Finance SCA, 5.50%, 10/15/20 (a)		940	956,413
JC Penney Co., Inc., 5.65%, 6/01/20 (c)		2,610	2,424,038
Walgreen Co., 3.10%, 9/15/22		1,725	1,756,443

			5,136,894
Oil, Gas & Consumable Fuels — 13.4%
Access Midstream Partners LP:
5.88%, 4/15/21		980	1,019,200
6.13%, 7/15/22		785	830,138
Anadarko Petroleum Corp., 6.38%, 9/15/17		52	63,038
Berry Petroleum Co., 6.38%, 9/15/22		705	734,963
BP Capital Markets Plc (c):
5.25%, 11/07/13		2,100	2,201,585
3.88%, 3/10/15		3,085	3,313,361
Carrizo Oil & Gas, Inc., 7.50%, 9/15/20		800	816,000
Chesapeake Energy Corp.:
7.25%, 12/15/18		65	69,225
6.63%, 8/15/20 (c)		735	771,750
6.13%, 2/15/21 (c)		765	774,563
Concho Resources, Inc., 5.50%, 10/01/22		700	733,250
CONSOL Energy, Inc., 6.38%, 3/01/21		745	741,275
Continental Resources, Inc., 5.00%, 9/15/22		760	799,900
Copano Energy LLC, 7.13%, 4/01/21		835	878,837
DCP Midstream LLC, 4.75%, 9/30/21 (a)		533	567,360
Denbury Resources, Inc., 8.25%, 2/15/20		1,060	1,200,450
El Paso Pipeline Partners Operating Co. LLC:
6.50%, 4/01/20		2,525	3,091,714
5.00%, 10/01/21		900	1,019,023
Enbridge Energy Partners LP, 9.88%, 3/01/19		2,425	3,305,338
Energy Transfer Partners LP, 6.50%, 2/01/42		1,220	1,533,793
Energy XXI Gulf Coast, Inc., 7.75%, 6/15/19		1,700	1,844,500
Enterprise Products Operating LLC, 6.65%, 4/15/18		4,800	6,012,038
EP Energy LLC/EP Energy Finance, Inc., 6.88%, 5/01/19 (a)		790	853,200
Forest Oil Corp., 8.50%, 2/15/14		1,028	1,110,240
Kinder Morgan Energy Partners LP:
6.85%, 2/15/20		4,800	6,131,290
3.95%, 9/01/22		2,500	2,732,022
Kodiak Oil & Gas Corp., 8.13%, 12/01/19 (a)		315	343,350
Linn Energy LLC:
6.25%, 11/01/19 (a)		1,865	1,865,000
7.75%, 2/01/21		750	800,625
Marathon Petroleum Corp., 3.50%, 3/01/16		2,250	2,410,789

Corporate Bonds		Par (000)	Value

Oil, Gas & Consumable Fuels (concluded)
MarkWest Energy Partners LP:
6.25%, 6/15/22	USD	880	$952,600
5.50%, 2/15/23		275	288,750
Newfield Exploration Co.:
6.88%, 2/01/20		950	1,028,375
5.63%, 7/01/24		690	736,575
Nexen, Inc., 6.40%, 5/15/37		2,270	2,913,046
Oasis Petroleum, Inc.:
7.25%, 2/01/19		450	481,500
6.50%, 11/01/21		505	534,038
Offshore Group Investments Ltd., 11.50%, 8/01/15		579	636,176
ONEOK Partners LP, 8.63%, 3/01/19		4,075	5,417,399
PDC Energy, Inc., 7.75%, 10/15/22 (a)		600	610,500
Petrobras International Finance Co.:
3.88%, 1/27/16		6,150	6,533,360
5.38%, 1/27/21		3,625	4,110,953
Petrohawk Energy Corp., 10.50%, 8/01/14		1,020	1,099,050
Petroleum Geo-Services ASA, 7.38%, 12/15/18 (a)		865	919,062
Pioneer Natural Resources Co., 6.88%, 5/01/18		820	1,008,368
Plains Exploration & Production Co., 6.88%, 2/15/23		1,900	1,897,625
Premier Oil Plc, 5.00%, 6/09/18		5,650	5,791,250
Range Resources Corp.:
6.75%, 8/01/20		865	953,662
5.75%, 6/01/21		550	588,500
Ruby Pipeline LLC, 6.00%, 4/01/22 (a)		4,900	5,225,899
Sabine Pass Liquified Natural Gas LP:
7.50%, 11/30/16		2,915	3,184,637
6.50%, 11/01/20 (a)		935	953,700
SandRidge Energy, Inc.:
7.50%, 3/15/21 (a)		545	566,800
7.50%, 3/15/21		330	343,200
8.13%, 10/15/22 (a)		325	349,375
7.50%, 2/15/23 (a)		1,235	1,278,225
SESI LLC, 7.13%, 12/15/21		715	797,225
SM Energy Co.:
6.63%, 2/15/19		365	382,338
6.50%, 11/15/21		570	599,925
6.50%, 1/01/23		360	376,200
Targa Resources Partners LP, 6.88%, 2/01/21		625	678,125
Tennessee Gas Pipeline Co. LLC, 8.00%, 2/01/16		1,376	1,652,107
Tesoro Corp., 5.38%, 10/01/22		1,005	1,047,712
Western Gas Partners LP, 5.38%, 6/01/21		2,525	2,909,280
The Williams Cos., Inc., 8.75%, 3/15/32		1,175	1,683,069

			107,096,423
Paper & Forest Products — 2.3%
Boise Paper Holdings LLC:
9.00%, 11/01/17		205	225,500
8.00%, 4/01/20		795	870,525
International Paper Co.:
7.50%, 8/15/21 (c)		3,950	5,245,604
8.70%, 6/15/38		3,100	4,755,946
7.30%, 11/15/39		4,075	5,660,041
Longview Fibre Paper & Packaging, Inc., 8.00%, 6/01/16 (a)		545	568,162
PH Glatfelter Co., 5.38%, 10/15/20 (a)		770	780,587

			18,106,365
Pharmaceuticals — 2.2%
Merck & Co., Inc., 6.50%, 12/01/33 (c)		2,885	4,287,961
Pfizer, Inc., 7.20%, 3/15/39 (c)		2,130	3,406,125
Roche Holdings, Inc., 7.00%, 3/01/39 (a)(c)		3,020	4,677,476

See Notes to Financial Statements.

50	ANNUAL REPORT	OCTOBER 31, 2012

Schedule of Investments (continued)	BlackRock Credit Allocation Income Trust IV (BTZ) (Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value

Pharmaceuticals (concluded)
Valeant Pharmaceuticals International (a):
6.50%, 7/15/16	USD	214	$225,235
6.38%, 10/15/20		1,150	1,210,375
Watson Pharmaceuticals, Inc., 3.25%, 10/01/22		3,660	3,771,590

			17,578,762
Real Estate Investment Trusts (REITs) — 2.5%
AvalonBay Communities, Inc., 6.10%, 3/15/20 (c)		4,075	5,038,314
Developers Diversified Realty Corp.:
4.75%, 4/15/18		1,025	1,150,297
7.88%, 9/01/20		1,325	1,723,227
ERP Operating LP, 5.75%, 6/15/17 (c)		4,080	4,822,736
HCP, Inc., 5.38%, 2/01/21		1,675	1,938,769
UDR, Inc., 4.25%, 6/01/18		2,675	2,966,251
Ventas Realty LP/Ventas Capital Corp., 4.75%, 6/01/21		1,880	2,093,489

			19,733,083
Real Estate Management & Development — 0.5%
Lennar Corp., 4.75%, 11/15/22 (a)		885	876,150
Realogy Corp. (a)(c):
7.88%, 2/15/19		815	876,125
7.63%, 1/15/20		1,025	1,150,562
Shea Homes LP, 8.63%, 5/15/19		805	895,563

			3,798,400
Road & Rail — 1.4%
The Hertz Corp., 6.75%, 4/15/19		564	598,545
Norfolk Southern Corp., 6.00%, 3/15/2105 (c)		8,500	10,632,505

			11,231,050
Semiconductors & Semiconductor Equipment — 0.3%
KLA-Tencor Corp., 6.90%, 5/01/18		2,208	2,661,265
Software — 0.4%
Infor US, Inc., 9.38%, 4/01/19		870	961,350
Nuance Communications, Inc., 5.38%, 8/15/20 (a)		1,105	1,127,100
Symantec Corp., 2.75%, 6/15/17		1,000	1,038,252

			3,126,702
Specialty Retail — 1.4%
AutoNation, Inc., 6.75%, 4/15/18		2,775	3,114,937
Limited Brands, Inc., 7.00%, 5/01/20		1,370	1,563,513
QVC, Inc. (a):
7.38%, 10/15/20		175	193,941
5.13%, 7/02/22		2,470	2,582,607
Sally Holdings LLC, 6.88%, 11/15/19		990	1,097,663
VF Corp., 5.95%, 11/01/17 (c)		2,450	2,911,801

			11,464,462
Tobacco — 2.9%
Altria Group, Inc., 10.20%, 2/06/39		6,607	11,606,900
BAT International Finance Plc, 3.25%, 6/07/22 (a)(c)		2,325	2,415,194
Lorillard Tobacco Co., 3.50%, 8/04/16		4,150	4,409,894
Philip Morris International, Inc., 2.50%, 5/16/16 (c)		4,200	4,432,251

			22,864,239
Trading Companies & Distributors — 0.3%
Doric Nimrod Air Finance Alpha Ltd. Pass Through Trust, Series 2012-1, Class A, 5.13%, 11/30/24 (a)		2,305	2,397,200

Corporate Bonds		Par (000)	Value

Transportation Infrastructure — 1.0%
Penske Truck Leasing Co. LP/PTL Finance Corp. (a):
3.75%, 5/11/17	USD	5,150	$5,258,423
4.88%, 7/11/22		2,700	2,760,296

			8,018,719
Wireless Telecommunication Services — 5.3%
America Movil SAB de CV, 2.38%, 9/08/16 (c)		7,455	7,792,883
American Tower Corp.:
4.50%, 1/15/18		3,200	3,543,565
5.90%, 11/01/21		2,180	2,611,014
Cricket Communications, Inc., 7.75%, 5/15/16		780	824,850
Crown Castle International Corp.:
9.00%, 1/15/15		1,185	1,267,950
5.25%, 1/15/23 (a)		920	952,200
Crown Castle Towers LLC (a):
5.50%, 1/15/37		1,975	2,255,478
4.17%, 8/15/37		2,000	2,196,526
6.11%, 1/15/40		2,330	2,834,836
Digicel Group Ltd., 8.25%, 9/30/20 (a)		1,585	1,707,837
SBA Tower Trust, 5.10%, 4/15/42 (a)		6,250	6,942,494
Sprint Capital Corp., 6.88%, 11/15/28		790	807,775
Sprint Nextel Corp. (a):
9.00%, 11/15/18		2,665	3,291,275
7.00%, 3/01/20		4,390	5,092,400

			42,121,083
Total Corporate Bonds — 116.2%			925,844,591

Floating Rate Loan Interests — 0.0% (b)
Oil, Gas & Consumable Fuels — 0.0%
Chesapeake Energy Corp., Unsecured Term Loan, 8.50%, 12/01/17		291	291,395

Preferred Securities
Capital Trusts
Capital Markets — 3.0%
RBS Capital Trust II, 6.43% (b)(f)		2,500	2,100,000
State Street Capital Trust IV, 1.39%, 6/01/67 (b)		28,195	21,621,900

			23,721,900
Commercial Banks — 3.1%
Barclays Bank Plc, 7.43% (a)(b)(f)		1,100	1,144,000
BNP Paribas SA, 7.20% (a)(b)(c)(f)		2,500	2,462,500
Credit Agricole SA, 8.38% (a)(b)(c)(f)		2,450	2,492,875
HSBC Capital Funding LP/Jersey Channel Islands, 10.18% (a)(c)(f)		7,000	9,590,000
National City Preferred Capital Trust I, 12.00% (b)(f)		3,713	3,755,588
Standard Chartered Plc, 7.01% (a)(f)		5,000	5,250,000

			24,694,963
Consumer Finance — 0.1%
Capital One Capital V, 10.25%, 8/15/39		1,275	1,313,250
Diversified Financial Services — 3.3%
General Electric Capital Corp., 6.25% (b)(c)(f)		4,500	4,905,135
JPMorgan Chase Capital XXI, Series U, 1.26%, 1/15/87		12,875	9,760,653
JPMorgan Chase Capital XXIII, 1.43%, 5/15/77 (b)		16,095	11,892,306

			26,558,094
Electric Utilities — 0.5%
PPL Capital Funding, Inc., 6.70%, 3/30/67 (b)		3,900	4,109,625

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2012	51

Schedule of Investments (continued)	BlackRock Credit Allocation Income Trust IV (BTZ) (Percentages shown are based on Net Assets)

Capital Trusts		Par (000)	Value

Insurance — 8.4%
ACE Capital Trust II, 9.70%, 4/01/30 (c)	USD	4,000	$5,846,404
The Allstate Corp., 6.50%, 5/15/67 (b)		4,000	4,300,000
American General Capital II, 8.50%, 7/01/30		300	367,500
American International Group, Inc., 8.18%, 5/15/68 (b)		1,300	1,621,750
Aon Corp., 8.21%, 1/01/27		4,000	5,015,456
AXA SA, 6.46% (a)(f)		6,000	5,655,000
The Chubb Corp., 6.38%, 3/29/67 (b)		4,000	4,340,000
Liberty Mutual Group, Inc., 10.75%, 6/15/88 (a)(b)		4,000	5,960,000
Lincoln National Corp., 7.00%, 5/17/66 (b)		4,255	4,361,375
MetLife, Inc., 6.40%, 12/15/66		4,550	4,945,973
Mitsui Sumitomo Insurance Co. Ltd., 7.00%, 3/15/72 (a)(b)		2,360	2,692,972
Northwestern Mutual Life Insurance Co., 6.06%, 3/30/40 (a)(c)		5,500	7,229,843
Reinsurance Group of America, Inc., 6.75%, 12/15/65 (b)(c)		7,000	7,082,243
Swiss Re Capital I LP, 6.85% (a)(b)(f)		3,000	3,129,681
ZFS Finance USA Trust II, 6.45%, 12/15/65 (a)(b)		3,850	4,138,750

			66,686,947
Oil, Gas & Consumable Fuels — 1.2%
Enterprise Products Operating LLC, Series A, 8.38%, 8/01/66 (b)		4,500	5,130,000
TransCanada PipeLines Ltd., 6.35%, 5/15/67 (b)		4,000	4,298,524

			9,428,524
Total Capital Trusts — 19.6%			156,513,303

Preferred Stocks		Shares
Auto Components — 0.1%
Dana Holding Corp., 4.00% (a)(d)		7,000	784,875
Capital Markets — 0.1%
RBS Capital Funding Trust V, 5.90%		60,000	1,103,400
Diversified Financial Services — 0.4%
Ally Financial, Inc., 7.00% (a)		3,640	3,507,595
Real Estate Investment Trusts (REITs) — 1.1%
Sovereign Real Estate Investment Trust, 12.00% (a)		7,000	8,406,790
Thrifts & Mortgage Finance — 0.0%
Fannie Mae, Series S, 8.25% (b)(g)		23,000	39,100
Freddie Mac, Series Z, 8.38% (b)(g)		23,000	40,020

			79,120
Wireless Telecommunication Services — 1.6%
Centaur Funding Corp., 9.08% (a)		10,000	12,684,375
Total Preferred Stocks — 3.3%			26,566,155

Trust Preferreds
Diversified Financial Services — 0.4%
GMAC Capital Trust I, Series 2, 8.13%, 2/15/40		118,500	3,046,775
Machinery — 0.4%
Stanley Black & Decker, Inc., 5.75%, 7/25/52		113,000	2,921,050
Total Trust Preferreds — 0.8%			5,967,825
Total Preferred Securities — 23.7%			189,047,283

Taxable Municipal Bonds		Par (000)	Value

City of Chicago Illinois, Refunding RB, O’Hare International Airport, Build America Bonds, 6.85%, 1/01/38	USD	5,000	$5,810,750
Metropolitan Transportation Authority, RB, Build America Bonds, 6.55%, 11/15/31		4,075	5,130,995
Total Taxable Municipal Bonds — 1.4%			10,941,745

US Government Sponsored Agency Securities — 0.3%
Agency Obligations — 0.3%
Fannie Mae, 1.93%, 10/09/19 (c)(h)		2,765	2,420,075

US Treasury Obligations
US Treasury Bonds (c):
3.75%, 8/15/41		945	1,125,584
3.13%, 11/15/41		935	992,269
3.00%, 5/15/42		8,545	8,826,720
US Treasury Notes (c):
0.88%, 12/31/16		6,377	6,454,219
0.88%, 1/31/17		6,000	6,070,314
0.63%, 5/31/17		1,490	1,488,720
1.63%, 8/15/22		2,440	2,426,656
Total US Treasury Obligations — 3.5%			27,384,482
Total Long-Term Investments (Cost — $1,079,411,083) — 146.2%			1,164,841,229

Short-Term Securities		Shares
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.17% (i)(j)		1,652,656	1,652,656
Total Short-Term Securities (Cost — $1,652,656) — 0.2%			1,652,656

Options Purchased		Contracts
Exchange-Traded Put Options — 0.1%
Euro-Dollar 3-Year Mid-Curve Options, Strike Price USD 98.88, Expires 3/15/13		1,583	652,988

		Notional Amount (000)
Over-the-Counter Interest Rate Call Swaptions — 0.0%
Receive a fixed rate of 2.61% and pay a floating rate based on 3-month LIBOR, expires 1/13/14, Broker Credit Suisse Group AG	USD	1,900	123,011
Over-the-Counter Interest Rate Put Swaptions — 0.0%
Pay a fixed rate of 0.71% and receive a floating rate based on 3-month LIBOR, Expires 6/28/13, Broker Deutsche Bank AG		61,000	51,112
Pay a fixed rate of 2.61% and receive a floating rate based on 3-month LIBOR, Expires 1/13/14, Broker Credit Suisse Group AG		1,900	31,912

See Notes to Financial Statements.

52	ANNUAL REPORT	OCTOBER 31, 2012

Schedule of Investments (continued)	BlackRock Credit Allocation Income Trust IV (BTZ) (Percentages shown are based on Net Assets)

Options Purchased		Notional Amount (000)	Value

Over-the-Counter Interest Rate Put Swaptions (concluded)
Pay a fixed rate of 4.50% and receive a floating rate based on 3-month LIBOR, Expires 2/02/17, Broker Deutsche Bank AG	USD	8,000	$184,229

			267,253
Total Options Purchased (Cost — $1,379,215) — 0.1%			1,043,252
Total Investments Before Options Written (Cost — $1,082,442,954) — 146.5%			1,167,537,137

Options Written
Over-the-Counter Interest Rate Call Swaptions — (0.5)%
Pay a fixed rate of 4.75% and receive a floating rate based on 3-month LIBOR, Expires 3/24/14, Broker Citigroup, Inc.		17,000	(4,076,887)
Pay a fixed rate of 2.33% and receive a floating rate based on 3-month LIBOR, Expires 10/02/14, Broker Credit Suisse Group AG		6,500	(279,394)

			(4,356,281)
Over-the-Counter Interest Rate Put Swaptions — (0.1)%
Receive a fixed rate of 4.75% and pay a floating rate based on 3-month LIBOR, Expires 3/24/14, Broker Citigroup, Inc.		17,000	(30,137)
Receive a fixed rate of 2.33% and pay a floating rate based on 3-month LIBOR, Expires 10/02/14, Broker Credit Suisse Group AG		6,500	(262,596)
Receive a fixed rate of 6.00% and pay a floating rate based on 3-month LIBOR, Expires 2/02/17, Broker Deutsche Bank AG		16,000	(165,267)

			(458,000)
Total Options Written (Premiums Received — $2,861,625) — (0.6)%			(4,814,281)
Total Investments, Net of Options Written — 145.9%			1,162,722,856
Liabilities in Excess of Other Assets — (45.9)%			(365,887,137)

Net Assets — 100.0%			$796,835,719

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate shown is as of report date.

(c)	All or a portion of security has been pledged as collateral in connection with open reverse repurchase agreements.

(d)	Convertible security.

(e)	Represents a payment-in-kind security which may pay interest/dividends in additional par/shares.

(f)	Security is perpetual in nature and has no stated maturity date.

(g)	Non-income producing security.

(h)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(i)	Investments in issuers considered to be an affiliate of the Fund during the year ended October 31, 2012, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate	Shares Held at October 31, 2011	Net Activity	Shares Held at October 31, 2012	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	3,823,108	(2,170,452)	1,652,656	$6,626

(j)	Represents the current yield as of report date.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•	Reverse repurchase agreements outstanding as of October 31, 2012 were as follows:

Counterparty	Interest Rate	Trade Date	Maturity Date	Face Value	Face Value Including Accrued Interest
UBS Securities LLC	0.32%	3/13/12	Open	$3,910,500	$3,922,502
Barclays Capital, Inc.	0.35%	4/03/12	Open	23,358,163	23,406,308
Credit Suisse Securities (USA) LLC	0.35%	4/18/12	Open	1,515,469	1,518,371
Credit Suisse Securities (USA) LLC	0.38%	4/18/12	Open	2,574,227	2,579,580
UBS Securities LLC	0.34%	4/23/12	Open	4,054,350	4,061,702
Credit Suisse Securities (USA) LLC	0.35%	4/23/12	Open	1,525,700	1,528,533
BNP Paribas Securities Corp.	0.15%	4/24/12	Open	2,198,175	2,199,924
BNP Paribas Securities Corp.	0.37%	4/24/12	Open	1,076,119	1,078,231
Deutsche Bank Securities, Inc.	0.12%	4/24/12	Open	6,424,828	6,428,918
UBS Securities LLC	0.34%	4/24/12	Open	2,712,250	2,717,143
UBS Securities LLC	0.35%	4/25/12	Open	22,754,813	22,796,845
UBS Securities LLC	0.38%	4/25/12	Open	23,860,650	23,908,504
Bank of America Merrill Lynch	0.21%	5/01/12	Open	6,045,000	6,051,488
UBS Securities LLC	0.00%	5/07/12	Open	621,563	621,563
Barclays Capital, Inc.	0.35%	5/08/12	Open	2,119,687	2,123,315
UBS Securities LLC	0.25%	5/10/12	Open	1,396,550	1,398,238
UBS Securities LLC	0.38%	5/10/12	Open	5,766,499	5,777,091
UBS Securities LLC	0.34%	5/11/12	Open	3,604,375	3,610,298
Credit Suisse Securities (USA) LLC	0.35%	5/14/12	Open	2,845,500	2,850,231
UBS Securities LLC	0.35%	5/14/12	Open	14,475,000	14,499,065
UBS Securities LLC	0.37%	5/14/12	Open	14,110,438	14,135,236

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2012	53

Schedule of Investments (continued)	BlackRock Credit Allocation Income Trust IV (BTZ)

Reverse repurchase agreements outstanding as of October 31, 2012 were as follows (concluded):

Counterparty	Interest Rate	Trade Date	Maturity Date	Face Value	Face Value Including Accrued Interest
UBS Securities LLC	0.38%	5/14/12	Open	$23,291,925	$23,333,967
Credit Suisse Securities (USA) LLC	0.35%	5/15/12	Open	3,335,094	3,340,606
Credit Suisse Securities (USA) LLC	0.35%	5/23/12	Open	7,212,713	7,224,073
Deutsche Bank Securities, Inc.	0.19%	5/29/12	Open	988,762	989,577
UBS Securities LLC	0.34%	5/31/12	Open	5,533,125	5,541,173
Bank of America Merrill Lynch	0.20%	6/12/12	Open	1,484,412	1,485,584
Credit Suisse Securities (USA) LLC	0.35%	6/20/12	Open	13,760,262	13,778,189
Credit Suisse Securities (USA) LLC	0.38%	6/20/12	Open	17,310,000	17,334,484
UBS Securities LLC	0.35%	6/29/12	Open	2,670,187	2,673,433
Credit Suisse Securities (USA) LLC	0.35%	7/13/12	Open	10,490,000	10,501,320
UBS Securities LLC	0.34%	7/16/12	Open	5,572,563	5,578,247
Barclays Capital, Inc.	0.35%	7/25/12	Open	11,814,497	11,825,868
Deutsche Bank Securities, Inc.	0.10%	7/25/12	Open	2,016,225	2,016,779
Credit Suisse Securities (USA) LLC	0.30%	7/25/12	Open	9,960,813	9,968,947
Credit Suisse Securities (USA) LLC	0.35%	7/25/12	Open	5,999,025	6,004,741
Credit Suisse Securities (USA) LLC	0.35%	8/10/12	Open	1,579,875	1,581,150
Barclays Capital, Inc.	0.35%	8/13/12	Open	7,654,899	7,660,854
Credit Suisse Securities (USA) LLC	0.35%	8/20/12	Open	1,282,187	1,283,098
Barclays Capital, Inc.	0.35%	8/21/12	Open	4,421,375	4,424,470
Credit Suisse Securities (USA) LLC	0.35%	8/23/12	Open	1,418,369	1,419,334
Credit Suisse Securities (USA) LLC	0.35%	8/30/12	Open	3,287,125	3,289,138
Barclays Capital, Inc.	(0.25)%	9/06/12	Open	112,000	111,956
Credit Suisse Securities (USA) LLC	(0.25)%	9/06/12	Open	644,044	643,793
Deutsche Bank Securities, Inc.	(1.00)%	9/19/12	Open	1,044,925	1,043,706
UBS Securities LLC	0.34%	9/24/12	Open	4,556,250	4,557,885
UBS Securities LLC	0.36%	9/24/12	Open	3,863,700	3,865,168
Barclays Capital, Inc.	0.35%	9/28/12	Open	909,000	909,301
Credit Suisse Securities (USA) LLC	0.35%	9/28/12	Open	6,175,094	6,177,135
Credit Suisse Securities (USA) LLC	0.35%	10/02/12	Open	5,300,000	5,301,546
UBS Securities LLC	0.10%	10/02/12	Open	3,356,250	3,356,520
Citigroup Global Markets, Inc.	(0.75)%	10/04/12	Open	1,520,119	1,519,264
Barclays Capital, Inc.	0.40%	10/10/12	Open	2,501,000	2,501,611
UBS Securities LLC	(0.50)%	10/16/12	Open	2,081,375	2,080,927
Credit Suisse Securities (USA) LLC	0.35%	10/17/12	Open	6,159,688	6,160,586
BNP Paribas Securities Corp.	0.35%	10/18/12	Open	3,188,500	3,188,934
BNP Paribas Securities Corp.	0.37%	10/18/12	Open	15,335,000	15,337,206
Deutsche Bank Securities, Inc.	(0.63)%	10/24/12	12/31/22	752,856	752,752
Barclays Capital, Inc.	0.35%	10/24/12	Open	4,981,800	4,982,187
BNP Paribas Securities Corp.	0.26%	10/25/12	Open	8,705,219	8,705,659
Deutsche Bank Securities, Inc.	0.14%	10/25/12	Open	2,400,350	2,400,415
Credit Suisse Securities (USA) LLC	0.35%	10/29/12	Open	7,421,950	7,422,166
Credit Suisse Securities (USA) LLC	0.35%	10/30/12	Open	2,188,406	2,188,428
Deutsche Bank Securities, Inc.	0.00%	10/31/12	Open	2,484,875	2,484,875
Total				$373,715,690	$374,160,138

•	Financial futures contracts purchased as of October 31, 2012 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value		Unrealized Appreciation (Depreciation)
306	2-Year US Treasury Note	Chicago Board of Trade	December 2012	USD	67,420,406	$(46,606)
64	30-Year US Treasury Bond	Chicago Board of Trade	December 2012	USD	9,556,000	(46,622)
137	90-Day Euro-Dollar	Chicago Mercantile	March 2016	USD	33,878,387	28,322
Total						$(64,906)

•	Financial futures contracts sold as of October 31, 2012 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value		Unrealized Appreciation (Depreciation)
163	5-Year US Treasury Note	Chicago Board of Trade	December 2012	USD	20,252,750	$(20,684)
926	10-Year US Treasury Note	Chicago Board of Trade	December 2012	USD	123,186,938	(347,810)
33	Ultra Long US Treasury Bond	Chicago Board of Trade	December 2012	USD	5,448,094	66,195
Total						$(302,299)

See Notes to Financial Statements.

54	ANNUAL REPORT	OCTOBER 31, 2012

Schedule of Investments (continued)	BlackRock Credit Allocation Income Trust IV (BTZ)

•	Credit default swaps on single-name issues—buy protection outstanding as of October 31, 2012 were as follows:

Issuer	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
Southwest Airlines Co.	1.00%	Goldman Sachs Group, Inc.	12/20/16	USD	1,965	$(56,989)
Southwest Airlines Co.	1.00%	Royal Bank of Scotland Group Plc	12/20/16	USD	1,965	(63,797)
Cigna Corp.	1.00%	Goldman Sachs Group, Inc.	9/20/17	USD	4,500	(55,369)
General Dynamic Corp.	1.00%	Credit Suisse Group AG	9/20/17	USD	2,740	(2,906)
Hewlett-Packard Co.	1.00%	Citigroup, Inc.	9/20/17	USD	1,475	26,171
Hewlett-Packard Co.	1.00%	Credit Suisse Group AG	9/20/17	USD	1,335	72,393
Hewlett-Packard Co.	1.00%	JPMorgan Chase & Co.	9/20/17	USD	1,000	48,956
Humana, Inc.	1.00%	Goldman Sachs Group, Inc.	9/20/17	USD	4,500	(13,521)
Lockheed Martin Corp.	1.00%	Credit Suisse Group AG	9/20/17	USD	2,740	(26,945)
Northrop Grumman Corp.	1.00%	Credit Suisse Group AG	9/20/17	USD	2,315	(12,443)
Raytheon Co.	1.00%	Credit Suisse Group AG	9/20/17	USD	2,315	(7,983)
Viacom, Inc.	1.00%	Credit Suisse Group AG	9/20/17	USD	5,975	(53,171)
Total						$(145,604)

•	Credit default swaps on single-name issues — sold protection outstanding as of October 31, 2012 were as follows:

Issuer	Receive Fixed Rate	Counterparty	Expiration Date	Issuer Credit Rating[1]	Notional Amount (000)[2]		Unrealized Appreciation
Anadarko Petroleum Corp.	1.00%	Credit Suisse Group AG	6/20/17	BBB-	USD	1,685	$45,798
Comcast Corp.	1.00%	Credit Suisse Group AG	9/20/17	BBB+	USD	5,975	69,501
United Health Group, Inc.	1.00%	Goldman Sachs Group, Inc.	9/20/17	A	USD	4,500	72,090
WellPoint, Inc.	1.00%	Goldman Sachs Group, Inc.	9/20/17	A-	USD	4,500	25,418
MetLife, Inc.	1.00%	Deutsche Bank AG	3/20/18	A-	USD	1,500	127
Total							$212,934

[1]	Using S&P’s rating.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

•	Interest rate swaps outstanding as of October 31, 2012 were as follows:

Fixed Rate	Floating Rate	Counterparty/ Exchange	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
0.44%[3]	3-month LIBOR	Chicago Mercantile	8/29/14	USD	27,000	$(28,241)
2.06%[4]	3-month LIBOR	Credit Suisse Group AG	5/08/22	USD	11,300	403,726
1.76%[4]	3-month LIBOR	Citigroup, Inc.	6/25/22	USD	10,500	75,795
2.48%[3]	3-month LIBOR	Credit Suisse Group AG	7/05/42	USD	3,700	87,588
2.26%[3]	3-month LIBOR	Goldman Sachs Group, Inc.	7/26/42	USD	1,900	137,125
2.46%[3]	3-month LIBOR	Deutsche Bank AG	8/07/42	USD	8,400	231,288
2.52%[3]	3-month LIBOR	Citigroup, Inc.	8/10/42	USD	4,200	65,396
2.71%[3]	3-month LIBOR	Credit Suisse Group AG	8/21/42	USD	1,100	(26,464)
Total						$946,213

[3]	Fund pays the fixed rate and receives the floating rate.

[4]	Fund pays the floating rate and receives the fixed rate.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2012	55

Schedule of Investments (concluded)	BlackRock Credit Allocation Income Trust IV (BTZ)

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of October 31, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$4,929,658	$3,982,000	$8,911,658
Corporate Bonds	—	917,652,041	8,192,550	925,844,591
Floating Rate Loan Interests	—	291,395	—	291,395
Preferred Securities	$4,229,295	184,817,988	—	189,047,283
Taxable Municipal Bonds	—	10,941,745	—	10,941,745
US Govern- ment Spon- sored Agency Securities	—	2,420,075	—	2,420,075
US Treasury Obligations	—	27,384,482	—	27,384,482
Short-Term Securities	1,652,656	—	—	1,652,656

Total	$5,881,951	$1,148,437,384	$12,174,550	$1,166,493,885

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Credit contracts	—	$360,454	—	$360,454
Interest rate contracts	$747,505	1,391,182	—	2,138,687
Liabilities:
Credit contracts	—	(293,124)	—	(293,124)
Interest rate contracts	(461,722)	(4,868,986)	—	(5,330,708)

Total	$285,783	$(3,410,474)	—	$(3,124,691)

[1]	Derivative financial instruments are swaps, financial futures contracts and options. Swaps, financial futures contracts and foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument and options are shown at value.

Certain of the Fund’s assets and liabilities are held at carrying amount or face value, which approximates fair value for financial statement purposes. As of October 31, 2012, such assets and liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Cash	$57,836	—	—	$57,836
Foreign currency at value	44	—	—	44
Cash pledged as collateral for financial futures contracts	766,940	—	—	766,940
Cash pledged as collateral for swaps	3,640,000	—	—	3,640,000
Liabilities:
Reverse repurchase agreements	—	$(373,715,690)	—	(373,715,690)
Cash received as collateral for reverse repurchase agreements	—	(11,059,900)	—	(11,059,900)
Cash received as collateral for swaps	—	(500,000)	—	(500,000)

Total	$4,464,820	$(385,275,590)	—	$(380,810,770)

There were no transfers between Level 1 and Level 2 during the year ended October 31, 2012.

Certain of the Fund’s investments and derivative financial instruments are categorized as Level 3 and were valued utilizing transaction prices or third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in the unobservable inputs could result in a significantly lower or higher value in such Level 3 investments and derivative financial instruments.

A reconciliation of Level 3 investments and derivative financial instruments is presented when the Fund had a significant amount of Level 3 investments and derivative financial instruments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Corporate Bonds	Total
Assets:
Opening balance, as of October 31, 2011	$3,410,000	$5,876,000	$9,286,000
Transfers into Level 3[2]	—	—	—
Transfers out of Level 3[2]	—	—	—
Accrued discounts/premiums	62,713	—	62,713
Net realized gain (loss)	—	—	—
Net change in unrealized appreciation/depreciation[3]	509,287	(43,450)	465,837
Purchases	—	2,360,000	2,360,000
Sales	—	—	—

Closing Balance, as of October 31, 2012	$3,982,000	$8,192,550	$12,174,550

[2]	Transfers into and transfers out of Level 3 represent the values as of the beginning of the reporting period.

[3]	Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations. The change in unrealized appreciation/depreciation on investments still held as of October 31, 2012 was $465,837.

The following table is a reconciliation of Level 3 derivative financial instruments for which significant unobservable inputs were used in determining fair value:

Credit Contracts
Assets:
Opening balance, as of October 31, 2011	$8,182
Transfers into Level 3[2]	—
Transfers out of Level 3[2]	—
Accrued discounts/premiums	—
Net realized gain (loss)	—
Net change in unrealized appreciation/depreciation[4]	(8,182)
Purchases	—
Issues[5]	—
Sales	—
Settlements[6]	—

Closing Balance, as of October 31, 2012	—

[4]	Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations. The change in unrealized appreciation/depreciation on derivative financial instruments still held as of October 31, 2012 was $0.

[5]	Issues represent upfront cash received on certain derivative financial instruments.

[6]	Settlements represent periodic contractual cash flows and/or cash flows to terminate certain derivative financial instruments.

See Notes to Financial Statements.

56	ANNUAL REPORT	OCTOBER 31, 2012

Consolidated Schedule of Investments October 31, 2012	BlackRock Floating Rate Income Trust (BGT) (Percentages shown are based on Net Assets)

Asset-Backed Securities		Par (000)	Value

Fraser Sullivan CLO Ltd., Series 2012-7A, Class C, 4.32%, 4/20/23 (a)(b)	USD	575	$532,962
Goldentree Loan Opportunities VI Ltd., Series 2012-6A, Class D, 4.53%, 4/17/22 (a)(b)		950	891,575
Greyrock CDO Ltd., Series 2005-1X, Class A2L, 0.85%, 11/15/17 (b)		1,495	1,382,426
Highbridge Loan Management Ltd., Series 2012-1A, Class C, 5.71%, 9/20/22 (a)(b)		925	880,137
ING Investment Management, Series 2012-2A, Class D, 4.99%, 10/15/22 (a)(b)		950	847,029
LCM LP, Series 11A, Class D2, 4.27%, 4/19/22 (a)(b)		1,000	920,000
Marea CLO Ltd., 5.01%, 10/16/23 (a)(b)		1,000	897,980
Race Point CLO, Series 2012-6A, Class D, 4.93%, 5/24/23 (a)(b)		675	652,928
Symphony CLO Ltd. (a)(b):
Series 2012-9A, Class D, 4.58%, 4/16/22		775	738,188
Series 2012-10A, Class D, 5.57%, 7/23/23		925	878,750
West CLO Ltd., Series 2012-1A, Class C, 5.05%, 10/17/23 (a)(b)		845	817,377
Total Asset-Backed Securities — 2.8%			9,439,352

Common Stocks		Shares
Auto Components — 0.2%
Delphi Automotive Plc (c)		24,545	771,695
Construction & Engineering — 0.0%
USI United Subcontractors		8,067	8,067
Hotels, Restaurants & Leisure — 0.2%
BLB Worldwide Holdings, Inc.		50,832	689,434
Metals & Mining — 0.1%
Euramax International		1,135	224,202
Paper & Forest Products — 0.1%
Ainsworth Lumber Co. Ltd. (a)		62,685	169,462
Ainsworth Lumber Co. Ltd. (c)		55,255	149,375

			318,837
Software — 0.3%
Bankruptcy Management Solutions, Inc.		2,947	29
HMH Holdings/EduMedia		41,612	1,019,495

			1,019,524
Total Common Stocks — 0.9%			3,031,759

Corporate Bonds		Par (000)
Airlines — 0.1%
American Airlines Pass-Through Trust, Series 2011-2, Class A, 8.63%, 10/15/21	USD	207	216,136
Auto Components — 0.7%
Icahn Enterprises LP:
7.75%, 1/15/16		1,515	1,583,175
8.00%, 1/15/18		660	709,500

			2,292,675
Beverages — 0.5%
Refresco Group BV (b):
4.35%, 5/15/18 (a)	EUR	500	615,671
4.35%, 5/15/18		1,000	1,231,342

			1,847,013

Corporate Bonds		Par (000)	Value

Building Products — 0.8%
Grohe Holding GmbH (b):
4.25%, 9/15/17 (a)	EUR	700	$893,695
8.75%, 12/15/17		1,400	1,853,170

			2,746,865
Capital Markets — 0.1%
E*Trade Financial Corp., 2.54%, 8/31/19 (a)(d)(e)	USD	439	369,858
Chemicals — 0.3%
Hexion US Finance Corp., 6.63%, 4/15/20		340	339,150
INEOS Finance Plc, 8.38%, 2/15/19 (a)		285	299,250
MPM Escrow LLC/MPM Finance Escrow Corp., 8.88%, 10/15/20 (a)		425	416,500

			1,054,900
Commercial Banks — 1.2%
VTB Bank OJSC Via VTB Capital SA, 6.88%, 5/29/18		3,940	4,250,708
Commercial Services & Supplies — 0.1%
AWAS Aviation Capital Ltd., 7.00%, 10/17/16 (a)		508	541,267
Communications Equipment — 1.1%
Telenet Finance IV Luxembourg S.C.A., 4.13%, 6/15/21 (b)	EUR	1,500	1,939,364
Zayo Group LLC/Zayo Capital, Inc.:
8.13%, 1/01/20	USD	1,010	1,105,950
10.13%, 7/01/20		665	743,137

			3,788,451
Consumer Finance — 0.3%
Inmarsat Finance Plc, 7.38%, 12/01/17 (a)		1,015	1,093,662
Containers & Packaging — 1.7%
Ardagh Packaging Finance Plc:
7.38%, 10/15/17 (a)	EUR	400	549,567
7.38%, 10/15/17		300	412,176
GCL Holdings SCA, 9.38%, 4/15/18 (a)		329	442,424
Smurfit Kappa Acquisitions:
7.25%, 11/15/17 (a)		355	491,192
7.75%, 11/15/19 (a)		416	593,118
3.80%, 10/15/20 (b)		2,500	3,232,273

			5,720,750
Diversified Financial Services — 1.2%
Ally Financial, Inc., 2.62%, 12/01/14 (b)	USD	795	785,652
Reynolds Group Issuer, Inc.:
7.13%, 4/15/19		325	346,125
5.75%, 10/15/20 (a)		2,345	2,368,450
6.88%, 2/15/21		490	520,625

			4,020,852
Diversified Telecommunication Services — 0.2%
ITC Deltacom, Inc., 10.50%, 4/01/16		530	569,750
Energy Equipment & Services — 0.6%
Compagnie Générale de Géophysique, Veritas, 7.75%, 5/15/17		1,795	1,857,825
FTS International Services LLC/FTS International Bonds, Inc., 8.13%, 11/15/18 (a)		298	311,410

			2,169,235
Health Care Equipment & Supplies — 0.4%
Ontex IV SA, 4.34%, 4/15/18 (b)	EUR	1,000	1,244,303
Health Care Providers & Services — 1.6%
CHS/Community Health Systems, Inc., 5.13%, 8/15/18	USD	954	989,775
Crown Newco 3 Plc, 7.00%, 2/15/18 (a)	GBP	1,750	2,979,384
HCA, Inc., 6.50%, 2/15/20	USD	1,055	1,165,775
Tenet Healthcare Corp., 6.25%, 11/01/18		495	535,838

			5,670,772

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2012	57

Consolidated Schedule of Investments (continued)	BlackRock Floating Rate Income Trust (BGT) (Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value

Hotels, Restaurants & Leisure — 0.1%
Carlson Wagonlit BV, 6.88%, 6/15/19 (a)	USD	200	$209,000
Household Durables — 0.0%
Berkline/Benchcraft LLC, 4.50%, 11/03/12 (c)(f)		400	—
Independent Power Producers & Energy Traders — 1.1%
Calpine Corp., 7.25%, 10/15/17 (a)		112	118,720
Energy Future Holdings Corp., 10.00%, 1/15/20		725	770,313
Energy Future Intermediate Holding Co. LLC, 10.00%, 12/01/20		2,525	2,758,562

			3,647,595
IT Services — 0.2%
First Data Corp., 6.75%, 11/01/20 (a)		650	650,000
Machinery — 1.1%
KION Finance SA, 4.46%, 4/15/18 (a)(b)	EUR	3,000	3,752,936
UR Merger Sub Corp., 5.75%, 7/15/18 (a)	USD	210	225,750

			3,978,686
Media — 3.2%
Clear Channel Communications, Inc., 9.00%, 12/15/19 (a)		495	445,500
Clear Channel Worldwide Holdings, Inc.:
Series A, 9.25%, 12/15/17		501	537,322
Series B, 9.25%, 12/15/17		1,704	1,827,540
Odeon & UCI Finco Plc, 9.00%, 8/01/18 (a)	GBP	914	1,519,216
Unitymedia Hessen GmbH & Co. KG (FKA UPC Germany GmbH):
8.13%, 12/01/17 (a)	USD	2,500	2,700,000
8.13%, 12/01/17	EUR	383	534,898
Virgin Media Secured Finance Plc, 7.00%, 1/15/18	GBP	1,197	2,095,849
Ziggo Finance BV, 6.13%, 11/15/17 (a)	EUR	1,005	1,390,558

			11,050,883
Metals & Mining — 0.1%
New World Resources NV, 7.88%, 5/01/18		285	367,556
Oil, Gas & Consumable Fuels — 2.9%
EP Energy LLC/EP Energy Finance, Inc., 6.88%, 5/01/19 (a)	USD	385	415,800
Gazprom OAO Via RBS AG, 9.63%, 3/01/13		3,230	3,305,905
KazmunaiGaz Finance Sub BV, 8.38%, 7/02/13		1,500	1,561,980
OGX Petroleo e Gas Participacoes SA, 8.50%, 6/01/18 (a)		1,600	1,396,000
Petroleos de Venezuela SA, 5.25%, 4/12/17		4,000	3,160,000

			9,839,685
Paper & Forest Products — 0.3%
Ainsworth Lumber Co. Ltd., 11.00%, 7/29/15 (a)(g)		559	553,270
Longview Fibre Paper & Packaging, Inc., 8.00%, 6/01/16 (a)		420	437,850

			991,120
Pharmaceuticals — 0.1%
Valeant Pharmaceuticals International, 6.50%, 7/15/16 (a)		180	189,450
Real Estate Management & Development — 0.1%
Realogy Corp., 7.63%, 1/15/20 (a)		445	499,513
Specialty Retail — 0.2%
House of Fraser Funding Plc, 8.88%, 8/15/18 (a)	GBP	349	564,606
Transportation Infrastructure — 0.4%
Aguila 3 SA, 7.88%, 1/31/18 (a)	CHF	1,100	1,263,825
Wireless Telecommunication Services — 2.8%
Cricket Communications, Inc., 7.75%, 5/15/16	USD	1,950	2,062,125
iPCS, Inc., 2.57%, 5/01/13 (b)		1,155	1,149,225
Matterhorn Mobile SA, 5.60%, 5/15/19 (b)	EUR	3,000	3,888,448

Corporate Bonds		Par (000)	Value

Wireless Telecommunication Services (concluded)
Sprint Nextel Corp. (a):
9.00%, 11/15/18	USD	790	$975,650
7.00%, 3/01/20		1,460	1,693,600

			9,769,048
Total Corporate Bonds — 23.5%			80,618,164

Floating Rate Loan Interests (b)
Aerospace & Defense — 1.5%
DynCorp International LLC, Term Loan B, 6.25%, 7/07/16		420	421,117
SI Organization, Inc., Term Loan B, 4.50%, 11/22/16		1,075	1,067,985
Spirit Aerosystems, Inc., Term Loan B, 3.75%, 4/18/19		965	962,139
TransDigm, Inc.:
Tranche B-1 Term Loan, 4.00%, 2/14/17		1,337	1,342,078
Tranche B-2 Term Loan, 4.00%, 2/14/17		452	453,200
Wesco Aircraft Hardware Corp., Term Loan B, 4.25%, 4/07/17		818	819,048

			5,065,567
Airlines — 0.8%
Delta Air Lines, Inc.:
Credit Term Loan B, 5.50%, 4/20/17		1,631	1,629,738
Term Loan B, 3.63%, 9/16/15		955	892,925
US Airways Group, Inc., Term Loan, 2.71%, 3/21/14		160	156,160

			2,678,823
Auto Components — 2.9%
Autoparts Holdings Ltd., First Lien Term Loan, 6.50%, 7/28/17		1,634	1,621,249
Federal-Mogul Corp.:
Term Loan B, 2.15%, 12/29/14		2,298	2,150,279
Term Loan C, 2.15%, 12/28/15		781	730,620
The Goodyear Tire & Rubber Co., Term Loan (Second Lien), 4.75%, 4/30/19		1,705	1,714,804
GPX International Tire Corp. (c)(f):
Term Loan, 12.25%, 3/30/12		274	—
Term Loan, 13.00%, 3/30/12		4	—
Schaeffler AG, Term Loan B, 6.00%, 1/27/15	EUR	1,245	1,568,328
Transtar Holding Co., 1st Lien Term Loan, 6.00%, 10/02/18	USD	1,320	1,326,600
UCI International, Inc., Term Loan B, 5.50%, 7/26/17		933	938,042

			10,049,922
Beverages — 0.0%
Le-Nature’s, Inc., Tranche B Term Loan, 10.25%, 3/01/11 (c)(f)		1,000	100
Biotechnology — 0.4%
Grifols, Inc., Term Loan B, 4.50%, 6/01/17		1,466	1,478,244
Building Products — 2.9%
Armstrong World Industries, Inc., Term Loan B, 4.00%, 3/09/18		2,051	2,059,321
CPG International, Inc., Term Loan, 5.75%, 9/18/19		1,950	1,950,000
Goodman Global, Inc., Initial Term Loan, 5.75%, 10/28/16		3,714	3,713,124
Momentive Performance Materials, Inc. (Nautilus), Extended Term Loan, 3.61%, 5/05/15	EUR	806	1,030,030
United Subcontractors, Inc., Term Loan (First Lien), 4.37%, 6/30/15	USD	200	189,150
Wilsonart International Holdings LLC, Term Loan B, 5.50%, 10/19/19		1,080	1,082,363

			10,023,988

See Notes to Financial Statements.

58	ANNUAL REPORT	OCTOBER 31, 2012

Consolidated Schedule of Investments (continued)	BlackRock Floating Rate Income Trust (BGT) (Percentages shown are based on Net Assets)

Floating Rate Loan Interests (b)		Par (000)	Value
Capital Markets — 1.8%
American Capital Holdings, Inc., Term Loan, 5.50%, 8/22/16	USD	1,605	$1,615,031
HarbourVest Partners LLC, Term Loan B, 6.25%, 12/16/16		1,830	1,825,043
Nuveen Investments, Inc.:
Extended (First Lien) Term Loan, 5.81% – 5.86%, 5/13/17		750	747,519
Extended Term Loan, 5.81% – 5.86%, 5/12/17		1,718	1,715,631
Incremental Term Loan, 7.25%, 5/13/17		310	312,133

			6,215,357
Chemicals — 4.8%
American Rock Salt Holdings LLC, Term Loan, 5.50%, 4/25/17		1,601	1,578,676
Chemtura Corp., Exit Term Loan B, 5.50%, 8/27/16		1,440	1,458,907
Evergreen Acqco 1 LP, Term Loan, 5.00%, 7/09/19		938	936,769
Gentek, Inc., Term Loan, 5.00%, 10/06/15		1,022	1,021,237
INEOS US Finance LLC:
3 Year Term Loan, 5.50%, 5/04/15		234	237,625
6 Year Term Loan, 6.50%, 5/04/18		1,867	1,891,483
MacDermid, Inc., Tranche C Term Loan, 2.31%, 4/11/14	EUR	1,346	1,726,357
Nexeo Solutions LLC, Term Loan B, 5.00%, 9/08/17	USD	1,449	1,421,657
PolyOne Corp., Term Loan, 5.00%, 12/20/17		481	483,288
PQ Corp., Term Loan B, 3.96%, 7/30/14		2,302	2,293,780
Styron Sarl LLC, Term Loan B, 8.00%, 8/02/17		460	439,004
Tronox Pigments (Netherlands) BV:
Closing Date Term Loan, 4.25%, 2/08/18		1,328	1,335,285
Delayed Draw Term Loan, 4.25%, 2/08/18		362	364,168
Univar, Inc., Term Loan B, 5.00%, 6/30/17		1,168	1,153,821

			16,342,057
Commercial Services & Supplies — 5.6%
ACCO Brands Corp., Term Loan B, 4.25%, 4/30/19		2,174	2,191,294
ADS Waste Holdings, Term Loan B, 5.25%, 10/09/19		3,000	3,027,000
Altegrity, Inc., Tranche D Term Loan, 7.75%, 2/20/15		1,804	1,800,946
AWAS Finance Luxembourg Sarl:
Term Loan, 5.75%, 7/16/18		267	269,455
Term Loan B, 5.25%, 6/10/16		1,854	1,870,217
Delos Aircraft, Inc., Term Loan B2, 4.75%, 4/12/16		1,675	1,695,937
Garda World Security Corp., Term Loan B, 4.50%, 10/24/19		315	316,969
Getty Images, Inc., Term Loan B, 5.50%, 9/13/19		1,100	1,102,288
KAR Auction Services, Inc., Term Loan B, 5.00%, 5/19/17		2,170	2,180,085
Progressive Waste Solutions Ltd., Term Loan B, 3.50%, 10/11/19		830	835,710
Protection One, Inc., Term Loan, 5.75%, 3/21/19		1,353	1,361,238
West Corp., Term Loan B6, 5.75%, 6/29/18		2,384	2,416,805

			19,067,944
Communications Equipment — 3.5%
Avaya, Inc.:
Extended Term Loan B3, 4.93%, 10/26/17		147	131,340
Non-Extended Term Loan B1, 3.18%, 10/24/14		1,827	1,771,420
CommScope, Inc., Term Loan, 4.25%, 1/12/18		1,747	1,754,886
Telesat Canada, Term Loan A, 4.39%, 3/28/17	CAD	5,590	5,352,128
Zayo Group LLC, Term Loan B, 7.13%, 7/02/19	USD	3,092	3,114,095

			12,123,869
Construction & Engineering — 0.8%
BakerCorp. International, Inc., Term Loan B, 5.00%, 6/01/18		676	676,722
Safway Services LLC, First Out Term Loan, 9.00%, 12/16/17		2,100	2,100,000

			2,776,722

Floating Rate Loan Interests (b)		Par (000)	Value

Construction Materials — 1.8%
HD Supply, Inc., Senior Debt B, 7.25%, 10/12/17	USD	5,895	$6,070,254
Consumer Finance — 0.8%
Springleaf Financial Funding Co., Term Loan, 5.50%, 5/10/17		2,820	2,779,815
Containers & Packaging — 0.7%
Sealed Air Corp., Term Loan B, 4.75%, 10/03/18		1,359	1,363,920
Smurfit Kappa Acquisitions:
Term Loan B4, 3.74% – 3.92%, 6/30/16	EUR	374	483,673
Term Loan C4, 3.99% – 4.12%, 3/31/17		367	476,733

			2,324,326
Diversified Consumer Services — 2.7%
Coinmach Service Corp.:
Delayed Draw Term Loan, 3.21%, 11/20/14	USD	482	466,376
Term Loan B, 3.21%, 11/20/14		2,206	2,132,647
Education Management LLC, Term Loan C3, 8.25%, 3/29/18		821	722,652
Laureate Education, Inc., Extended Term Loan, 5.25%, 6/18/18		1,720	1,706,817
ServiceMaster Co.:
Delayed Draw Term Loan, 2.71%, 7/24/14		241	240,580
Term Loan, 2.71%, 7/24/14		2,423	2,415,936
Weight Watchers International, Inc., Term Loan F, 4.00%, 3/15/19		1,527	1,528,604

			9,213,612
Diversified Financial Services — 2.4%
Residential Capital LLC:
DIP Term Loan A1, 5.00%, 11/18/13		1,550	1,552,914
DIP Term Loan A2, 6.75%, 11/18/13		225	227,437
Reynolds Group Holdings, Inc., Term Loan, 5.00%, 9/28/18	EUR	5,000	6,475,886

			8,256,237
Diversified Telecommunication Services — 3.5%
Hawaiian Telcom Communications, Inc., Term Loan B, 7.00%, 2/28/17	USD	1,470	1,496,651
Integra Telecom Holdings, Inc., Term Loan B, 9.25%, 4/15/15		1,979	1,970,787
Level 3 Financing, Inc.:
2016 Term Loan B, 4.75%, 2/01/16		440	444,264
2019 Term Loan B, 5.25%, 8/01/19		1,380	1,394,669
Term Loan, 4.75%, 8/01/19		4,920	4,940,221
US Telepacific Corp., Term Loan B, 5.75%, 2/23/17		1,899	1,861,120

			12,107,712
Electronic Equipment, Instruments & Components — 0.7%
CDW LLC (FKA CDW Corp.), Extended Term Loan, 4.00%, 7/14/17		1,239	1,225,141
Sensata Technologies Finance Co. LLC, Term Loan, 4.00%, 5/11/18		1,128	1,130,755

			2,355,896
Energy Equipment & Services — 2.4%
Dynegy Midwest Generation LLC, Coal Co. Term Loan, 9.25%, 8/04/16		1,134	1,178,325
Dynegy Power LLC, Gas Co. Term Loan, 9.25%, 8/04/16		1,745	1,815,268
MEG Energy Corp., Term Loan B, 4.00%, 3/16/18		2,579	2,586,170
Tervita Corp.:
Incremental Term Loan, 6.25%, 11/14/14		923	926,874
Term Loan B, 3.21%, 11/14/14		1,787	1,746,978

			8,253,615
Food & Staples Retailing — 3.3%
Alliance Boots Holdings Ltd., Term Loan B1, 3.49%, 7/09/15	GBP	4,525	7,071,319

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2012	59

Consolidated Schedule of Investments (continued)	BlackRock Floating Rate Income Trust (BGT) (Percentages shown are based on Net Assets)

Floating Rate Loan Interests (b)		Par (000)	Value

Food & Staples Retailing (concluded)
Iceland Foods Group Ltd., Term Loan B1, 6.00%, 4/13/19	GBP	1,000	$1,618,461
Pilot Travel Centers LLC, Term Loan B2, 4.25%, 8/07/19	USD	1,285	1,291,425
US Foods, Inc. (FKA US Foodservice, Inc.), Extended Term Loan B, 5.75%, 3/31/17		1,301	1,277,708

			11,258,913
Food Products — 2.9%
AdvancePierre Foods, Inc., Term Loan, 5.75%, 7/10/17		1,450	1,459,425
Birds Eye Iglo Group Ltd. (Liberator Midco Ltd.), Term Loan D, 4.58%, 4/30/16	EUR	2,620	3,394,336
Del Monte Foods Co., Term Loan, 4.50%, 3/08/18	USD	1,608	1,605,350
Michael Foods Group, Inc., Term Loan, 4.25%, 2/23/18		312	313,012
Pinnacle Foods Finance LLC, Term Loan E, 4.75%, 10/17/18		1,377	1,380,073
Solvest Ltd. (Dole):
Term Loan B-2, 5.00% – 6.00%, 7/06/18		577	578,568
Term Loan C-2, 5.00% – 6.00%, 7/06/18		1,033	1,035,333

			9,766,097
Health Care Equipment & Supplies — 4.2%
Bausch & Lomb, Inc., Term Loan B, 5.25%, 5/17/19		2,319	2,343,214
Biomet, Inc., Term Loan B-1, 3.96%, 7/25/17		479	481,495
BSN Medical Acquisition Holding GmbH, Term Loan B, 6.00%, 7/27/19		2,000	2,002,000
DJO Finance LLC:
Extended Term Loan B2, 5.21%, 11/01/16		412	411,768
Term Loan B3, 6.25%, 9/15/17		2,771	2,779,167
Hologic, Inc., Term Loan B, 4.50%, 8/01/19		2,898	2,928,338
Hupah Finance, Inc., Term Loan B, 6.25% –7.25%, 1/21/19		955	959,976
Immucor, Inc., Term Loan B1, 5.75%, 8/17/18		1,742	1,755,501
LHP Hospital Group, Inc., Term Loan, 9.00%, 7/03/18		569	572,839

			14,234,298
Health Care Providers & Services — 3.5%
ConvaTec, Inc., Term Loan, 5.00%, 12/22/16		1,186	1,190,251
DaVita, Inc.:
Term Loan B, 4.00%, 9/02/19		670	670,000
Tranche B Term Loan, 4.50%, 10/20/16		2,189	2,200,760
Emergency Medical Services Corp., Term Loan, 5.25%, 5/25/18		1,508	1,518,546
Genesis Healthcare Corp., Term Loan B, 10.00%, 9/25/17		450	432,000
Harden Healthcare LLC:
Add on Term Loan A, 7.75%, 3/02/15		1,175	1,138,490
Term Loan A, 8.50%, 3/02/15		709	694,583
HCA, Inc., Extended Term Loan B3, 3.46%, 5/01/18		630	630,284
inVentiv Health, Inc.:
Combined Term Loan, 6.50%, 8/04/16		119	116,607
Incremental Term Loan B-3, 6.75%, 5/15/18		447	436,680
Medpace, Inc., Term Loan, 6.50% – 7.25%, 6/16/17		1,383	1,328,147
Sheridan Holdings, Inc., First Lien Term Loan, 6.00%, 6/29/18		284	285,888
US Renal Care, Inc., First Lien Term Loan, 6.25%, 7/02/19		1,367	1,380,241

			12,022,477
Health Care Technology — 1.2%
IMS Health, Inc., Term Loan B, 4.50%, 8/25/17		1,481	1,489,477
Kinetic Concepts, Inc., Term Loan B, 7.00%, 5/04/18		1,742	1,761,120
MedAssets, Inc., Term Loan, 5.25%, 11/16/16		813	818,264

			4,068,861

Floating Rate Loan Interests (b)		Par (000)	Value

Hotels, Restaurants & Leisure — 6.6%
Alpha D2 Ltd., Extended Term Loan B2, 5.75%, 4/29/19	USD	1,383	$1,395,701
Boyd Gaming Corp., Incremental Term Loan, 6.00%, 12/17/15		1,020	1,030,198
Caesars Entertainment Operating Co., Inc.:
Extended Term Loan B6, 5.46%, 1/26/18		3,475	3,110,568
Term Loan B1, 3.21%, 1/28/15		930	901,709
Term Loan B2, 3.21%, 1/28/15		1,255	1,217,350
Term Loan B4, 9.50%, 10/31/16		1,370	1,400,956
Dunkin’ Brands, Inc., Term Loan B2, 4.00%, 11/23/17		2,303	2,307,614
Harrah’s Property Co., Mezzanine Term Loan, 3.31%, 2/13/13		350	285,250
OSI Restaurant Partners LLC, Term Loan B, 4.75%, 10/24/19		1,310	1,315,188
Sabre, Inc., Non-Extended Initial Term Loan, 2.21%, 9/30/14		145	144,306
SeaWorld Parks & Entertainment, Inc., Term Loan B, 4.00%, 8/17/17		1,133	1,137,288
Six Flags Theme Parks, Inc., Term Loan B, 4.25%, 12/20/18		1,645	1,653,521
Station Casinos, Inc.:
Term Loan B, 5.50%, 9/07/19		2,060	2,062,946
Term Loan B1, 3.21%, 6/17/16		1,054	1,025,079
Twin River Worldwide Holdings, Inc., Term Loan, 8.50%, 11/05/15		1,170	1,175,047
Wendy’s International, Inc., Closing Date Term Loan B, 4.75%, 5/15/19		2,355	2,374,947

			22,537,668
Household Durables — 0.0%
Berkline/Benchcraft LLC, Term Loan B, 14.00%, 11/03/11 (c)(f)		170	28,631
Household Products — 0.4%
Prestige Brands, Inc., Term Loan, 5.25% –6.25%, 1/31/19		1,497	1,512,006
Independent Power Producers & Energy Traders — 1.0%
The AES Corp., Term Loan, 4.25%, 6/01/18		2,667	2,679,630
Calpine Corp., Term Loan B, 4.50%, 4/02/18		569	569,325
GenOn Energy, Inc., Term Loan B, 6.50%, 12/01/17		329	331,208

			3,580,163
Industrial Conglomerates — 1.3%
Sequa Corp.:
Incremental Term Loan, 6.25%, 12/03/14		436	436,552
Term Loan, 3.61% – 3.69%, 12/03/14		4,132	4,118,810

			4,555,362
Insurance — 1.3%
Asurion LLC, Term Loan (First Lien), 5.50%, 5/24/18		801	806,221
CNO Financial Group, Inc.:
Term Loan B-1, 4.25%, 9/20/16		1,100	1,101,375
Term Loan B-2, 5.00%, 9/20/18		1,490	1,494,470
Cunningham Lindsey Group, Inc., 5.00%, 10/29/19		985	985,000

			4,387,066
Internet Software & Services — 0.3%
Web.com Group, Inc., Term Loan B, 7.00%, 10/27/17		1,167	1,178,426
IT Services — 4.5%
Ceridian Corp., Extended Term Loan, 5.96%, 5/09/17		1,817	1,810,604
First Data Corp.:
2018 Add-on Term Loan, 5.21%, 9/24/18		1,535	1,500,079
Extended 2018 Term Loan B, 4.21%, 3/23/18		6,690	6,372,021
Non-Extended Term Loan B-1, 2.96%, 9/24/14		31	30,835
Non-Extended Term Loan B-3, 2.96%, 9/24/14		12	12,438

See Notes to Financial Statements.

60	ANNUAL REPORT	OCTOBER 31, 2012

Consolidated Schedule of Investments (continued)	BlackRock Floating Rate Income Trust (BGT) (Percentages shown are based on Net Assets)

Floating Rate Loan Interests (b)		Par (000)	Value

IT Services (concluded)
Genpact International, Inc., Term Loan B, 4.25%, 8/30/19	USD	2,080	$2,081,310
InfoGroup, Inc., Term Loan, 5.75%, 5/25/18		379	334,649
iPayment, Inc., Term Loan B, 5.75%, 5/08/17		332	329,962
NeuStar, Inc., Term Loan B, 5.00%, 11/08/18		564	567,880
TransUnion LLC, Term Loan B, 5.50%, 2/12/18		2,482	2,509,194

			15,548,972
Leisure Equipment & Products — 0.6%
Eastman Kodak Co., DIP Term Loan B, 8.50%, 7/19/13		660	651,141
FGI Operating Company LLC, Term Loan, 5.50% –6.50%, 4/19/19		1,292	1,303,670

			1,954,811
Machinery — 1.6%
Intelligrated, Inc., 1st Lien Term Loan, 6.75%, 7/30/18		1,200	1,210,500
Rexnord Corp., REFI Term Loan B, 4.50%, 4/02/18		635	638,440
Terex Corp.:
Term Loan, 6.00%, 4/28/17	EUR	351	457,783
Term Loan B, 4.50%, 4/28/17	USD	1,585	1,594,649
Wabash National Corp., Term Loan B, 6.00%, 5/02/19		1,458	1,475,896

			5,377,268
Media — 13.9%
Affinion Group, Inc., Term Loan B, 5.00%, 7/16/15		740	696,263
AMC Entertainment, Inc., Term Loan B3, 4.75%, 2/22/18		844	851,007
AMC Networks, Inc., Term Loan B, 4.00%, 12/31/18		1,048	1,048,809
Atlantic Broadband Finance LLC, 1st Lien Term Loan, 5.25%, 4/04/19		968	970,400
BBHI Acquisition LLC (FKA Bresnan Telecommunications Co. LLC), Term Loan B, 4.50%, 12/14/17		337	337,874
Capsugel Holdings US, Inc., Term Loan B, 4.75%, 8/01/18		1,202	1,209,543
Catalina Marketing Corp., Extended Term Loan B, 5.71%, 9/29/17		1,440	1,427,927
Cengage Learning Acquisitions, Inc.:
Non-Extended Term Loan, 2.47%, 7/03/14		197	187,130
Tranche 1 Incremental, 7.50%, 7/03/14		1,110	1,095,669
Charter Communications Operating LLC:
Extended Term Loan C, 3.47%, 9/06/16		482	484,010
Term Loan D, 4.00%, 5/15/19		188	189,097
Clarke American Corp., Term Facility B, 2.71%, 6/30/14		50	48,102
Clear Channel Communications, Inc.:
Term Loan B, 3.86%, 1/29/16		813	666,949
Term Loan C, 3.86%, 1/29/16		475	382,834
Cumulus Media, Inc., First Lien Term Loan, 5.75%, 9/17/18		1,239	1,246,925
EMI Music Publishing Ltd., Term Loan B, 5.50%, 6/29/18		1,212	1,226,809
Foxco Acquisition Sub LLC, Term Loan B, 5.50%, 7/31/17		1,860	1,882,673
Gray Television, Inc., Term Loan B, 4.75%, 10/15/19		1,490	1,491,594
Houghton Mifflin Harcourt Publishing Co., DIP Term Loan B, 7.25%, 6/01/18		1,154	1,165,742
Hubbard Broadcasting, Term Loan B, 5.25%, 4/28/17		936	938,350
Intelsat Jackson Holdings Ltd., Term Loan B-1, 4.50%, 4/02/18		6,909	6,953,183
Interactive Data Corp., Term Loan B, 4.50%, 2/12/18		3,589	3,609,349
Kabel Deutschland GmbH:
Term Loan A1, 3.61%, 3/31/14	EUR	3,043	3,945,789

Floating Rate Loan Interests (b)		Par (000)	Value

Media (concluded)
Kabel Deutschland GmbH (concluded):
Term Loan D, 4.11%, 12/13/16	EUR	1,000	$1,298,768
Term Loan F, 4.25%, 2/01/19	USD	2,045	2,053,528
Lavena Holding 4 GmbH (Prosiebensat.1 Media AG):
Term Loan B, 2.95%, 3/06/15	EUR	304	366,725
Term Loan C, 3.32%, 3/04/16		608	737,388
LIN Television Corp., Term Loan B, 5.00%, 12/21/18	USD	863	869,951
Nielsen Finance LLC, Class B Term Loan, 3.97%, 5/02/16		1,697	1,704,275
Serpering Investments BV (Casema NV), Term Loan B, 3.11%, 3/31/17	EUR	619	802,063
Sinclair Television Group, Inc., Tranche B Term Loan, 4.00%, 10/28/16	USD	825	825,590
Univision Communications, Inc., Extended Term Loan, 4.46%, 3/31/17		1,173	1,145,458
UPC Broadband Holding BV, Term Loan U, 4.11%, 12/29/17	EUR	775	999,868
UPC Financing Partnership:
Term Loan, 4.75%, 12/29/17	USD	1,180	1,180,496
Term Loan T, 3.71%, 12/30/16		195	194,025
Warner Music Group Corp., Term Loan, 5.25%, 10/25/18		985	987,462
Weather Channel, Term Loan B, 4.25%, 2/13/17		1,251	1,258,230
WideOpenWest Finance LLC, First Lien Term Loan, 6.25%, 7/17/18		1,367	1,377,685

			47,857,540
Metals & Mining — 3.6%
Constellium Holding Co. BV, Term Loan B, 9.25%, 5/25/18		1,377	1,369,667
FMG America Finance, Inc., Term Loan, 5.25%, 10/18/17		4,235	4,211,708
Novelis, Inc.:
Incremental Term Loan B2, 4.00%, 3/10/17		390	390,602
Term Loan, 4.00%, 3/10/17		3,071	3,068,506
SunCoke Energy, Inc., Term Loan B, 4.00%, 7/26/18		839	839,377
Walter Energy, Inc., Term Loan B, 4.00%, 4/02/18		2,608	2,561,510

			12,441,370
Multiline Retail — 2.5%
99 ¢ Only Stores, Term Loan, 5.25%, 1/11/19		1,305	1,316,965
BJ’s Wholesale Club, Inc.:
New 1st Lien Term Loan, 5.75%, 9/26/19		1,100	1,110,384
New 2nd Lien Term Loan, 9.75%, 3/26/20		545	556,925
Hema Holding BV:
Second Lien Term Loan, 5.11%, 1/05/17	EUR	3,800	4,555,965
Term Loan B, 2.11%, 7/06/15		167	208,851
Term Loan C, 2.86%, 7/05/16		167	209,932
The Neiman Marcus Group, Inc., Term Loan, 4.75%, 5/16/18	USD	750	751,155

			8,710,177
Oil, Gas & Consumable Fuels — 3.7%
Chesapeake Energy Corp., Unsecured Term Loan, 8.50%, 12/01/17		750	750,608
Everest Acquisition LLC, Term Loan B1, 5.00%, 5/24/18		1,755	1,764,214
Gibson Energy ULC, Term Loan B, 4.75%, 6/15/18		2,038	2,058,640
Obsidian Natural Gas Trust, Term Loan, 7.00%, 11/02/15		1,224	1,223,937
Plains Exploration and Production, Term Loan B, 4.00%, 9/13/19		2,395	2,404,412
Samson Investment Co., 2nd Lien Term Loan, 6.00%, 9/25/18		785	791,539
Vantage Drilling Co., Term Loan, 6.25%, 10/26/17		3,640	3,519,116

			12,512,466

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2012	61

Consolidated Schedule of Investments (continued)	BlackRock Floating Rate Income Trust (BGT) (Percentages shown are based on Net Assets)

Floating Rate Loan Interests (b)		Par (000)	Value

Paper & Forest Products — 0.3%
Ainsworth Lumber Co. Ltd., Term Loan, 5.25%, 6/26/14	USD	400	$397,500
NewPage Corp., DIP Term Loan, 8.00%, 3/07/13		550	550,687
Verso Paper Finance Holdings LLC, Term Loan, 6.49% – 7.24%, 2/01/13		441	220,562

			1,168,749
Pharmaceuticals — 4.9%
Alkermes, Inc., Term Loan, 4.50%, 9/18/19		345	346,580
Aptalis Pharma, Inc., Term Loan B, 5.50%, 2/10/17		2,653	2,653,864
Par Pharmaceutical Cos., Inc., Term Loan B, 5.00%, 9/30/19		3,485	3,473,395
Pharmaceutical Product Development, Inc., Term Loan B, 6.25%, 12/05/18		3,203	3,243,399
Quintiles Transnational Corp., Term Loan B, 5.00%, 6/08/18		1,304	1,304,321
RPI Finance Trust, Incremental Tranche 2, 4.00%, 11/09/18		244	245,092
Valeant Pharmaceuticals International, Inc.:
Series C, Tranche B, 4.25%, 9/27/19		1,650	1,652,986
Series D, Tranche B, 4.25%, 2/13/19		2,206	2,212,832
Warner Chilcott Co. LLC, Term Loan B-2, 4.25%, 3/15/18		326	327,044
Warner Chilcott Corp.:
Incremental Term Loan B1, 4.25%, 3/15/18		248	248,396
Term Loan B-1, 4.25%, 3/15/18		652	654,088
WC Luxco Sarl., Term Loan B-3, 4.25%, 3/15/18		448	449,686

			16,811,683
Professional Services — 2.6%
Booz Allen Hamilton, Inc., Term Loan B, 4.50%, 7/31/19		1,715	1,725,719
Emdeon, Inc., Term Loan B, 5.00%, 11/02/18		1,672	1,690,181
GCA Services Group, Inc.:
2nd Lien Term Loan, 9.50%, 10/22/20		250	250,312
Term Loan B, 5.25%, 10/22/19		1,185	1,181,303
Insight Global, Inc., Term Loan, 6.00%, 10/26/19		1,205	1,198,975
Kronos, Inc., Term Loan B, 9.75%, 4/25/20		925	929,625
ON Assignment, Inc., Term Loan B, 5.00%, 5/15/19		641	642,318
Truven Health Analytics, Inc., Term Loan B, 6.75%, 6/01/19		1,357	1,359,389

			8,977,822
Real Estate Investment Trusts (REITs) — 0.5%
iStar Financial, Inc., Term Loan A-1, 5.75%, 9/28/17		1,791	1,786,972
Real Estate Management & Development — 1.4%
Realogy Corp.:
Extended Letter of Credit, 4.46%, 10/10/16		284	283,514
Extended Synthetic Letter of Credit, 3.24%, 10/10/13		68	65,750
Extended Term Loan, 4.46%, 10/10/16		4,318	4,306,135
Stockbridge SBE Holdings LLC, Term Loan B, 13.00%, 5/02/17		225	223,875

			4,879,274
Road & Rail — 0.7%
RAC Ltd., Term Loan B, 5.25% – 5.54%, 9/28/18	GBP	1,182	1,900,456
Road Infrastructure Investment LLC, Term Loan B, 6.25%, 3/30/18	USD	622	620,320

			2,520,776
Semiconductors & Semiconductor Equipment — 0.6%
Freescale Semiconductor, Inc., Extended Term Loan B, 4.46%, 12/01/16		1,291	1,248,555
NXP BV, Term Loan A-2, 5.50%, 3/03/17		806	820,814

			2,069,369

Floating Rate Loan Interests (b)		Par (000)	Value

Software — 3.4%
Bankruptcy Management Solutions, Inc.:
Term Loan (First Lien), 7.50%, 8/20/14	USD	720	$359,751
Term Loan (Second Lien), 8.22%, 8/20/15		278	4,511
Blackboard, Inc., Term Loan B, 7.50%, 10/04/18		447	448,997
Infor US, Inc., Term Loan B2, 5.25%, 4/05/18		4,738	4,786,975
Sophia LP, Term Loan B, 6.25%, 7/19/18		1,403	1,419,030
SS&C Technologies, Inc.:
Term Loan B-1, 5.00%, 6/07/19		2,304	2,330,516
Term Loan B-2, 5.00%, 6/07/19		238	241,088
WaveDivision Holdings LLC, Term Loan B, 5.50%, 8/09/19		1,870	1,890,252

			11,481,120
Specialty Retail — 5.4%
Academy Ltd., Term Loan, 6.00%, 8/03/18		1,886	1,885,448
Bass Pro Group LLC, Term Loan, 5.25%, 6/13/17		1,483	1,497,108
Burlington Coat Factory Warehouse Corp., Term Loan B1, 5.50%, 2/23/17		394	396,565
David’s Bridal, Inc., Term Loan B, 5.00%, 10/02/19		1,765	1,760,587
The Gymboree Corp., Term Loan, 5.00%, 2/23/18		113	110,501
Harbor Freight Tools USA, Inc., Term Loan B, 5.50%, 11/14/17		978	982,438
Jo-Ann Stores, Inc., Term Loan, 4.75%, 3/16/18		588	586,744
Leslie’s Poolmart, Inc.:
Delayed Draw Term Loan, 5.25%, 10/28/19		160	159,766
Term Loan B, 5.50%, 10/28/19		1,840	1,837,314
Michaels Stores, Inc.:
Extended Term Loan B3, 4.88% – 4.94%, 7/29/16		820	825,894
Term Loan B2, 4.88% – 4.94%, 7/29/16		780	785,850
Party City Holdings Inc., New Term Loan B, 5.75%, 7/26/19		2,270	2,289,295
Petco Animal Supplies, Inc., Term Loan, 4.50%, 11/24/17		2,008	2,015,545
Things Remembered, Inc., Term Loan B, 8.00%, 5/24/18		830	813,400
Toys ‘R’ Us Delaware, Inc.:
Incremental Term Loan B2, 5.25%, 5/25/18		494	483,347
Term Loan, 6.00%, 9/01/16		342	340,574
Term Loan B3, 5.25%, 5/25/18		254	248,894
The Yankee Candle Co., Inc., Term Loan B, 5.25%, 4/02/19		1,657	1,667,261

			18,686,531
Textiles, Apparel & Luxury Goods — 0.7%
Ascend Performance Materials LLC, Term Loan B, 6.75%, 4/10/18		2,418	2,423,895
Wireless Telecommunication Services — 1.6%
Cricket Communications, Inc., Term Loan, 4.75%, 10/10/19		1,310	1,314,100
MetroPCS Wireless, Inc., Term Loan B-3, 4.00%, 3/16/18		552	551,482
Vodafone Americas Finance 2, Inc.:
Term Loan, 6.88%, 8/11/15		2,647	2,719,947
Term Loan B, 6.25%, 7/11/16 (g)		825	849,750

			5,435,279
Total Floating Rate Loan Interests — 118.5%			406,958,102

Foreign Agency Obligations
Argentina Bonos, 7.00%, 10/03/15		2,000	1,644,111
Colombia Government International Bond, 3.95%, 3/17/13		180	181,890

See Notes to Financial Statements.

62	ANNUAL REPORT	OCTOBER 31, 2012

Consolidated Schedule of Investments (continued)	BlackRock Floating Rate Income Trust (BGT) (Percentages shown are based on Net Assets)

Foreign Agency Obligations		Par (000)	Value

Uruguay Government International Bond, 6.88%, 1/19/16	EUR	950	$1,419,122
Total Foreign Agency Obligations — 0.9%			3,245,123

Other Interests (h)		Beneficial Interest (000)
Auto Components — 0.0%
Lear Corp. Escrow (c)	USD	500	5,312
Diversified Financial Services — 0.4%
J.G. Wentworth LLC Preferred Equity Interests (c)		1	1,381,574
Hotels, Restaurants & Leisure — 0.0%
Wembley Contigent (c)		2	7,500
Household Durables — 0.0%
Berkline Benchcraft Equity LLC (c)		6	—
Total Other Interests — 0.4%			1,394,386

Warrants (i)		Shares
Chemicals — 0.0%
British Vita Holdings Co. (Non-Expiring)		166	—
Media — 0.0%
New Vision Holdings LLC:
(Expires 9/30/14)		19,023	57,069
(Expires 9/30/14)		3,424	10,272

			67,341
Software — 0.0%
Bankruptcy Management Solutions, Inc. (Expires 9/29/17)		251	—
HMH Holdings/EduMedia (Issued/Exercisable 3/09/10, 19 Shares for 1 Warrant, Expires 6/22/19, Strike Price $42.27)		1,501	—

			—
Total Warrants — 0.0%			67,341
Total Long-Term Investments (Cost — $503,886,250) — 147.0%			504,754,227

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.17% (j)(k)		2,740,694	2,740,694
Total Short-Term Securities (Cost — $2,740,694) — 0.8%			2,740,694

Options Purchased		Contracts
Over-the-Counter Call Options — 0.0%
Marsico Parent Superholdco LLC, Strike Price USD 942.86, Expires 12/14/19, Broker Goldman Sachs Group, Inc.		26	—
Total Options Purchased (Cost — $25,422) — 0.0%			—
Total Investments (Cost — $506,652,366) — 147.8%			507,494,921
Liabilities in Excess of Other Assets — (47.8)%			(164,212,504)

Net Assets — 100.0%			$343,282,417

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate shown is as of report date.

(c)	Non-income producing security.

(d)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(e)	Convertible security.

(f)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.

(g)	Represents a payment-in-kind security which may pay interest/dividends in additional par/shares.

(h)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.

(i)	Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date, if any.

(j)	Investments in issuers considered to be an affiliate of the Fund during the year ended October 31, 2012, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate	Shares Held at October 31, 2011	Net Activity	Shares Held at October 31, 2012	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	1,071,567	1,669,127	2,740,694	$1,817

(k)	Represents the current yield as of report date.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•	Foreign currency exchange contracts as of October 31, 2012 were as follows:

Currency Purchased		Currency Sold		Counter- party	Settle- ment Date	Unrealized Appreciation (Depreciation)
CAD	1,000,000	USD	997,703	Citigroup, Inc.	1/16/13	$1,949
USD	6,336,149	CAD	6,196,500	UBS AG	1/16/13	141,804
USD	1,136,211	CHF	1,054,500	UBS AG	1/16/13	2,516
USD	17,324,307	GBP	10,808,500	Goldman Sachs Group, Inc.	1/16/13	(113,679)
EUR	6,300,000	USD	8,178,471	BNP Paribas SA	1/23/13	(6,041)
EUR	1,250,000	USD	1,614,216	Citigroup, Inc.	1/23/13	7,298
USD	687,331	EUR	530,000	UBS AG	1/23/13	(191)
USD	1,583,964	EUR	1,220,000	UBS AG	1/23/13	1,366
USD	1,739,906	EUR	1,340,000	UBS AG	1/23/13	1,643
USD	57,102,377	EUR	43,543,000	UBS AG	1/23/13	617,911
Total						$654,576

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2012	63

Consolidated Schedule of Investments (continued)	BlackRock Floating Rate Income Trust (BGT)

curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•	Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of October 31, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$817,377	$8,621,975	$9,439,352
Common Stocks	$149,375	2,874,288	8,096	3,031,759
Corporate Bonds	—	80,618,164	—	80,618,164
Floating Rate Loan Interests	—	379,687,538	27,270,564	406,958,102
Foreign Agency Obligations	—	3,245,123	—	3,245,123
Other Interests			1,394,386	1,394,386
Warrants	—	67,341	—	67,341
Short-Term Securities	2,740,694	—	—	2,740,694

Total	$2,890,069	$467,309,831	$37,295,021	$507,494,921

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Foreign currency exchange contracts	—	$774,487	—	$774,487
Liabilities:
Foreign currency exchange contracts	—	(119,911)	—	(119,911)

Total	—	$654,576	—	$654,576

[1]	Derivative financial instruments are foreign currency exchange contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

Certain of the Fund’s assets and liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of October 31, 2012, such assets and liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$168,646	—	—	$168,646
Liabilities:
Bank overdraft on foreign currency at value	—	$(915,491)	—	(915,491)
Loan payable	—	(145,000,000)	—	(145,000,000)

Total	$168,646	$(145,915,491)	—	$(145,746,845)

There were no transfers between Level 1 and Level 2 during the year ended October 31, 2012.

See Notes to Financial Statements.

64	ANNUAL REPORT	OCTOBER 31, 2012

Consolidated Schedule of Investments (concluded)	BlackRock Floating Rate Income Trust (BGT)

The following table summarizes the valuation techniques used and unobservable inputs developed by the BlackRock Global Valuation Methodologies Committee (“Global Valuation Committee”) to determine the value of certain of the Fund’s Level 3 investments as of October 31, 2012:

	Value	Valuation Techniques	Unobservable Inputs[1]	Range of Unobservable Inputs Utilized	Weighted Average of Unobservable Inputs[2]
Assets:
Floating Rate Loan Interests	$4,153,635	Market Comparable Companies	Illiquidity Discount	50%	50%
			Yield	9.64%	9.64%
		Cost	N/A3	—	—

Total[4]	$4,153,635

[1]	A change to the unobservable input may result in a significant change to the value of the investment as follows:

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
Illiquidity Discount	Decrease	Increase
Yield	Decrease	Increase

[2]	Unobservable inputs are weighted based on the value of the investments included in the range.

[3]

The Fund fair values certain of its Level 3 investments using prior transaction prices (acquisition cost), although the transaction may not have occurred during the current reporting period. In such cases, these investments are generally privately held investments. There may not be a secondary market, and/or there are a limited number of investors. The determination to fair value such investments at cost is based upon factors consistent with the principles of fair value measurement that are reasonably available to the Global Valuation Committee, or its delegate. Valuations are reviewed utilizing available market information to determine if the carrying value should be adjusted. Such market data may include, but is not limited to, observations of the trading multiples of public companies considered comparable to the private companies being valued, financial or operational information released by the company, and/or news or corporate events that affect the investment. Valuations may be adjusted to account for company-specific issues, the lack of liquidity inherent in a nonpublic investment and the fact that comparable public companies are not identical to the investments being fair valued by the Fund.

[4]

Does not include Level 3 investments with values derived utilizing transaction prices from recent prior transactions or third party pricing information without adjustment for which such inputs are unobservable. The value of Level 3 investments derived using prices from prior transactions and/or third party pricing information is $33,141,386. A significant change in third party pricing information could result in a significantly lower or higher value in such Level 3 investments.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Common Stocks	Floating Rate Loan Interests	Foreign Agency Obligations	Other Interests	Warrants	Total
Assets:
Opening balance, as of October 31, 2011	$6,561,220	$234,634	$32,466,825	$2,961,954	$1,281,000	$227	$43,505,860
Transfers into Level 3[5]	—	—	2,061,526	—	—	—	2,061,526
Transfers out of Level 3[6]	—	—	(9,265,338)	(1,766,334)	—	(224)	(11,031,896)
Accrued discounts/premiums	102,690	—	135,391	54,220	—	—	292,301
Net realized gain (loss)	10,436	(1,973,689)	(786,090)	—	182	—	(2,749,161)
Net change in unrealized appreciation/depreciation[7]	896,626	1,747,166	1,274,470	160	113,386	(3)	4,031,805
Purchases	7,064,246	—	12,178,975	—	—	—	19,243,221
Sales	(6,013,243)	(15)	(10,795,195)	(1,250,000)	(182)	—	(18,058,635)

Closing Balance, as of October 31, 2012	$8,621,975	$8,096	$27,270,564	—	$1,394,386	—	$37,295,021

[5]	Transfers into Level 3 represent values as of the beginning of the reporting period.

[6]

As of October 31, 2011, the Fund used significant unobservable inputs in determining the value of certain investments. As of October 31, 2012, the Fund used observable inputs in determining the value on the same investments. As a result, investments with a beginning of year value of $11,031,896 transferred from Level 3 to Level 2 in the disclosure hierarchy.

[7]

Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations. The change in unrealized appreciation/depreciation on investments still held as of October 31, 2012 was $761,055.

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2012	65

Statements of Assets and Liabilities

October 31, 2012	BlackRock Credit Allocation Income Trust I, Inc. (PSW)	BlackRock Credit Allocation Income Trust II, Inc. (PSY)	BlackRock Credit Allocation Income Trust III (BPP)	BlackRock Credit Allocation Income Trust IV (BTZ)	BlackRock Floating Rate Income Trust (BGT)*

Assets
Investments at value — unaffiliated[1]	$173,640,602	$735,787,293	$355,608,714	$1,165,884,481	$504,754,227
Investments at value — affiliated[2]	883,178	1,125,074	4,101,982	1,652,656	2,740,694
Cash	—	—	—	57,836	168,646
Cash pledged as collateral for financial futures contracts	207,000	868,000	266,000	766,940	—
Cash pledged as collateral for swaps	120,000	160,000	571,000	3,640,000	—
Foreign currency at value[3]	8,814	3,738	10,231	44	—
Interest receivable	2,304,966	9,897,602	4,544,658	15,451,746	3,006,249
Investments sold receivable	89,184	387,857	187,992	642,446	27,350,485
Unrealized appreciation on swaps	149,858	515,759	395,461	1,361,372	—
Swap premiums paid	102,712	317,296	222,925	495,409	—
Swaps receivable	7,711	34,988	67,267	237,218	—
Dividends receivable	9,925	42,325	20,475	70,700	—
Variation margin receivable	3,250	14,111	8,093	23,091	—
Unrealized appreciation on foreign currency exchange contracts	2,443	7,118	423	—	774,487
Prepaid expenses	3,197	7,473	15,263	40,937	9,580

Total assets	177,532,840	749,168,634	366,020,484	1,190,324,876	538,804,368

Liabilities
Bank overdraft on foreign currency at value	—	—	—	—	915,491
Reverse repurchase agreements	57,959,120	235,518,351	117,132,156	373,715,690	—
Loan payable	—	—	—	—	145,000,000
Investments purchased payable	—	—	—	—	48,555,690
Options written at value[4]	111,668	474,110	1,413,890	4,814,281	—
Investment advisory fees payable	87,728	370,807	194,043	631,456	302,747
Cash received as collateral for reverse repurchase agreements	—	3,336,000	1,297,000	11,059,900	—
Cash received as collateral for swaps	—	600,000	—	500,000	—
Reorganization expense payable	169,391	—	210,364	317,535	—
Interest expense payable	60,706	262,041	132,828	444,448	109,566
Variation margin payable	71,007	309,411	116,544	334,500	—
Officer’s and Directors’ fees payable	974	131,973	57,238	202,709	131,557
Income dividends payable	25,994	97,282	25,824	244,779	—
Swaps payable	26,114	109,004	57,423	196,803	—
Swap premiums received	60,066	258,460	107,995	433,645	—
Unrealized depreciation on swaps	46,310	201,782	80,043	347,829	—
Unrealized depreciation on foreign currency exchange contracts	—	—	12,860	—	119,911
Other accrued expenses payable	76,649	153,934	121,865	245,582	386,989

Total liabilities	58,695,727	241,823,155	120,960,073	393,489,157	195,521,951

Net Assets	$118,837,113	$507,345,479	$245,060,411	$796,835,719	$343,282,417

Net Assets Consist of
Paid-in capital[5,6,7]	$225,847,327	$874,616,624	$422,007,807	$1,122,766,528	$428,921,834
Undistributed net investment income	300,705	3,162,980	850,056	757,568	3,276,393
Accumulated net realized loss	(122,953,796)	(434,469,584)	(201,491,095)	(410,476,241)	(90,346,145)
Net unrealized appreciation/depreciation	15,642,877	64,035,459	23,693,643	83,787,864	1,430,335

Net Assets	$118,837,113	$507,345,479	$245,060,411	$796,835,719	$343,282,417

Net asset value	$11.52	$12.43	$13.27	$15.37	$14.52

[1] Investments at cost — unaffiliated	$158,124,333	$672,121,346	$331,571,532	$1,080,790,298	$503,911,672
[2] Investments at cost — affiliated	$883,178	$1,125,074	$4,101,982	$1,652,656	$2,740,694
[3] Foreign currency at cost	$8,821	$3,741	$10,239	$43	$(915,031)
[4] Premiums received	$137,175	$576,825	$838,575	$2,861,625	—
[5] Common shares par value per share	$0.100	$0.100	$0.001	$0.001	$0.001
[6] Common shares outstanding	10,311,941	40,807,418	18,467,785	51,828,157	23,637,848
[7] Common shares authorized	199,994,540	199,978,000	unlimited	unlimited	unlimited
* Consolidated Statement of Assets and Liabilities.

See Notes to Financial Statements.

66	ANNUAL REPORT	OCTOBER 31, 2012

Statements of Operations

Year Ended October 31, 2012	BlackRock Credit Allocation Income Trust I, Inc. (PSW)	BlackRock Credit Allocation Income Trust II, Inc. (PSY)	BlackRock Credit Allocation Income Trust III (BPP)	BlackRock Credit Allocation Income Trust IV (BTZ)	BlackRock Floating Rate Income Trust (BGT)[1]

Investment Income
Interest	$8,344,081	$36,012,745	$16,780,615	$55,360,448	$28,217,372
Dividends — unaffiliated	321,934	461,995	125,608	2,165,022	35,236
Income — affiliated	1,279	7,944	4,061	11,508	5,401

Total income	8,667,294	36,482,684	16,910,284	57,536,978	28,258,009

Expenses
Investment advisory	955,131	4,034,010	2,067,388	6,865,493	3,441,945
Professional	101,850	262,104	81,104	231,066	163,266
Reorganization costs	169,391	88,283	210,364	317,535	—
Accounting services	49,888	107,608	70,338	118,514	64,266
Borrowing costs[2]	—	—	—	—	347,092
Custodian	21,624	61,222	34,144	74,982	147,908
Officer and Directors	15,116	76,882	37,352	113,152	58,226
Transfer agent	30,842	85,538	40,700	89,012	45,126
Printing	17,414	28,864	5,334	32,802	6,426
Registration	9,202	13,960	9,174	17,706	9,298
Miscellaneous	21,184	44,271	28,575	84,684	70,997

Total expenses excluding interest expense	1,391,642	4,802,742	2,584,473	7,944,946	4,354,550
Interest expense	167,158	670,195	295,584	990,466	1,192,910

Total expenses	1,558,800	5,472,937	2,880,057	8,935,412	5,547,460
Less fees waived by Manager	(663)	(2,325)	(1,200)	(3,419)	(189,614)
Less reorganization costs reimbursed	—	(88,283)	—	—	—

Total expenses after fees waived	1,558,137	5,382,329	2,878,857	8,931,993	5,357,846

Net investment income	7,109,157	31,100,355	14,031,427	48,604,985	22,900,163

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	3,009,484	8,982,756	5,353,553	13,717,789	(876,524)
Financial futures contracts	(1,288,425)	(5,220,149)	(1,914,517)	(6,488,433)	—
Foreign currency transactions	609	(4,006)	(923)	—	1,821,880
Options written	198,648	844,491	443,725	1,545,370	—
Swaps	(1,127,296)	(4,786,144)	(2,067,459)	(6,765,930)	(439,854)

	793,020	(183,052)	1,814,379	2,008,796	505,502

Net change in unrealized appreciation/depreciation on:
Investments	9,361,102	44,206,774	19,291,819	69,230,911	14,327,427
Financial futures contracts	(127,495)	(564,362)	(141,109)	(521,882)	—
Foreign currency translations	6,362	22,801	(12,541)	(7)	1,285,904
Options written	153,816	651,592	(17,567)	7,551	—
Swaps	657,203	2,703,679	1,190,853	3,886,657	—

	10,050,988	47,020,484	20,311,455	72,603,230	15,613,331

Total realized and unrealized gain	10,844,008	46,837,432	22,125,834	74,612,026	16,118,833

Net Increase in Net Assets Resulting from Operations	$17,953,165	$77,937,787	$36,157,261	$123,217,011	$39,018,996

[1]	Consolidated Statement of Operations.

[2]	See Note 6 of the Notes to the Financial Statements for details of short-term borrowings.

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2012	67

Statements of Changes in Net Assets

	BlackRock Credit Allocation Income Trust I, Inc. (PSW)		BlackRock Credit Allocation Income Trust II, Inc. (PSY)
	Year Ended October 31,		Year Ended October 31,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2012	2011	2012	2011

Operations
Net investment income	$7,109,157	$7,124,109	$31,100,355	$29,691,133
Net realized gain (loss)	793,020	(2,345,593)	(183,052)	(12,706,661)
Net change in unrealized appreciation/depreciation	10,050,988	(690,779)	47,020,484	(3,271,622)
Dividends to Preferred Shareholders from net investment income	—	(61,138)	—	(506,078)

Net increase in net assets applicable to Common Shareholders resulting from operations	17,953,165	4,026,599	77,937,787	13,206,772

Dividends to Common Shareholders From[1]
Net investment income	(7,651,460)	(6,305,752)	(29,871,030)	(26,912,492)

Capital Share Transactions
Refund of offering costs previously charged to paid-in capital	6,271	—	—	—

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	10,307,976	(2,279,153)	48,066,757	(13,705,720)
Beginning of year	108,529,137	110,808,290	459,278,722	472,984,442

End of year	$118,837,113	$108,529,137	$507,345,479	$459,278,722

Undistributed net investment income	$300,705	$810,163	$3,162,980	$2,350,278

[1]	Dividends are determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

68	ANNUAL REPORT	OCTOBER 31, 2012

Statements of Changes in Net Assets

	BlackRock Credit Allocation Income Trust III (BPP)		BlackRock Credit Allocation Income Trust IV (BTZ)
	Year Ended October 31,		Year Ended October 31,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2012	2011	2012	2011

Operations
Net investment income	$14,031,427	$13,010,851	$48,604,985	$45,515,474
Net realized gain (loss)	1,814,379	(3,054,857)	2,008,796	(10,984,247)
Net change in unrealized appreciation/depreciation	20,311,455	(3,755,447)	72,603,230	(17,087,131)
Dividends to Preferred Shareholders from net investment income	—	(23,469)	—	(646,135)

Net increase in net assets applicable to Common Shareholders resulting from operations	36,157,261	6,177,078	123,217,011	16,797,961

Dividends to Common Shareholders From[1]
Net investment income	(14,035,517)	(12,336,480)	(48,718,467)	(43,820,706)

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	22,121,744	(6,159,402)	74,498,544	(27,022,745)
Beginning of year	222,938,667	229,098,069	722,337,175	749,359,920

End of year	$245,060,411	$222,938,667	$796,835,719	$722,337,175

Undistributed net investment income	$850,056	$787,825	$757,568	$1,025,075

[1]	Dividends are determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2012	69

Statements of Changes in Net Assets

	BlackRock Floating Rate Income Trust (BGT)
	Year Ended October 31,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2012[1]	2011

Operations
Net investment income	$22,900,163	$23,584,991
Net realized gain (loss)	505,502	(3,466,879)
Net change in unrealized appreciation/depreciation	15,613,331	(6,557,897)
Dividends to Preferred Shareholders from net investment income	—	(90,614)

Net increase in net assets applicable to Common Shareholders resulting from operations	39,018,996	13,469,601

Dividends to Common Shareholders From[2]
Net investment income	(25,867,315)	(25,653,072)

Capital Share Transactions
Reinvestment of common dividends	300,131	577,941

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	13,451,812	(11,605,530)
Beginning of year	329,830,605	341,436,135

End of year	$343,282,417	$329,830,605

Undistributed net investment income	$3,276,393	$5,628,436

[1]	Consolidated Statement of Changes in Net Assets.

[2]	Dividends are determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

70	ANNUAL REPORT	OCTOBER 31, 2012

Statements of Cash Flows

Year Ended October 31, 2012	BlackRock Credit Allocation Income Trust I, Inc. (PSW)	BlackRock Credit Allocation Income Trust II, Inc. (PSY)	BlackRock Credit Allocation Income Trust III (BPP)	BlackRock Credit Allocation Income Trust IV (BTZ)	BlackRock Floating Rate Income Trust (BGT)[1]

Cash Provided by (Used for) Operating Activities
Net increase in net assets resulting from operations	$17,953,165	$77,937,787	$36,157,261	$123,217,011	$39,018,996
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by (used for) operating activities:
(Increase) decrease in interest receivable	54,707	416,812	18,182	554,393	(1,392,908)
(Increase) decrease in swap receivable	5,897	27,204	(6,186)	(24,048)	—
Decrease in other assets	456	89,507	51,943	138,860	106,808
Decrease in prepaid expenses	3,419	8,371	7,642	20,494	44,443
Increase in variation margin receivable	(3,250)	(14,111)	(8,093)	(23,091)	—
(Increase) decrease in dividends receivable	(7,925)	(41,989)	(20,250)	(70,183)	418
Decrease in cash pledged as collateral for reverse repurchase agreements	—	—	—	690,000	—
Decrease in cash pledged as collateral for financial futures contracts	310,000	1,378,000	539,000	1,623,000	—
(Increase) decrease in cash pledged as collateral for swaps	480,000	1,110,000	(571,000)	1,710,000	—
Increase in reorganization expense payable	169,391	—	210,364	317,535	—
Increase in investment advisory fees payable	7,356	34,998	26,026	64,095	24,364
Increase in interest expense payable	28,531	118,605	62,915	82,506	11,176
Increase in cash received as collateral for reverse repurchase agreements	—	3,336,000	972,000	10,211,900	—
Increase (decrease) in cash received as collateral for swaps	—	600,000	—	(200,000)	—
Increase (decrease) in other accrued expenses payable	19,179	22,535	(57,338)	(97,144)	(33,055)
Decrease in variation margin payable	(216,289)	(944,144)	(266,722)	(873,677)	—
Decrease in swaps payable	(6,544)	(26,499)	(15,439)	(43,271)	—
Increase (decrease) in Officer’s and Directors’ fees payable	436	41,645	(1,207)	49,104	22,358
Net periodic and termination payments of swaps	(1,020,983)	(4,213,584)	(1,778,447)	(5,912,369)	(439,854)
Net realized and unrealized (gain) loss on investments	(12,245,062)	(52,500,451)	(24,192,112)	(81,650,583)	(14,296,953)
Amortization of premium and accretion of discount on investments	459,360	1,741,486	865,418	3,096,093	(2,181,275)
Premiums received from options written	684,242	2,948,820	1,308,426	3,876,621	—
Proceeds from sales of long-term investments	59,469,494	249,989,101	115,926,946	401,088,011	287,522,497
Purchases of long-term investments	(63,609,633)	(273,017,062)	(139,091,418)	(452,528,412)	(304,800,600)
Net proceeds from sales (purchases) of short-term securities	479,754	(719,366)	(1,642,068)	2,170,452	(1,669,127)
Premiums paid on closing options written	(478,019)	(2,081,905)	(877,526)	(2,393,326)	—

Cash provided by (used for) operating activities	2,537,682	6,241,760	(12,381,683)	5,093,971	1,937,288

Cash Provided by (Used for) Financing Activities
Cash receipts from borrowings	40,712,838	155,460,174	90,996,799	227,921,167	231,000,000
Cash payments on borrowings	(35,648,899)	(132,014,960)	(64,628,906)	(184,909,665)	(208,000,000)
Cash dividends paid to Common Shareholders	(7,652,828)	(29,898,263)	(14,046,430)	(48,700,473)	(25,614,645)
Refund of offering costs	6,271	—	—	—	—
Increase in bank overdraft on foreign currency	—	—	—	—	848,080

Cash provided by (used for) financing activities	(2,582,618)	(6,453,049)	12,321,463	(5,688,971)	(1,766,565)

Cash Impact from Foreign Exchange Fluctuations
Cash impact from foreign exchange fluctuations	1,753	6,748	(46)	(3)	(2,077)

Cash and Foreign Currency
Net increase (decrease) in cash and foreign currency	(43,183)	(204,541)	(60,266)	(595,003)	168,646
Cash and foreign currency at beginning of year	51,997	208,279	70,497	652,883	—

Cash and foreign currency at end of year	$8,814	$3,738	$10,231	$57,880	$168,646

Cash Flow Information
Cash paid during the year for interest	$138,627	$551,590	$232,669	$907,960	$1,181,735

Non-Cash Financing Activities
Capital shares issued in reinvestment of dividends	—	—	—	—	$300,131

[1]	Consolidated Statement of Cash Flows.

 A Statement of Cash Flows is presented when a Fund has a significant amount of borrowing during the period, based on the average borrowing outstanding in relation to average total assets.

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2012	71

Financial Highlights	BlackRock Credit Allocation Income Trust I, Inc. (PSW)

	Year Ended October 31,
	2012		2011	2010		2009	2008

Per Share Operating Performance
Net asset value, beginning of year	$10.52		$10.75	$9.31		$7.43	$19.54

Net investment income[1]	0.69		0.69	0.63		0.86	1.70
Net realized and unrealized gain (loss)	1.05		(0.30)	1.58		2.06	(12.06)
Dividends to Preferred Shareholders from net investment income	—		(0.01)	(0.06)		(0.08)	(0.48)

Net increase (decrease) from investment operations	1.74		0.38	2.15		2.84	(10.84)

Dividends and distributions to Common Shareholders from:[6]
Net investment income	(0.74)		(0.61)	(0.62)		(0.83)	(1.22)
Tax return of capital	—		—	(0.09)		(0.13)	(0.05)

Total dividends and distributions	(0.74)		(0.61)	(0.71)		(0.96)	(1.27)

Net asset value, end of year	$11.52		$10.52	$10.75		$9.31	$7.43

Market price, end of year	$10.70		$9.25	$9.67		$8.24	$7.00

Total Investment Return Applicable to Common Shareholders[2]
Based on net asset value	17.95%		4.55%	24.77%	[3]	46.46%	(58.09)%

Based on market price	24.59%		2.20%	26.81%		37.59%	(55.38)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses[4]	1.40%	[5]	1.14%	1.16%		1.61%	2.00%

Total expenses after fees waived and paid indirectly[4]	1.40%	[5]	1.14%	1.14%		1.59%	2.00%

Total expenses after fees waived and paid indirectly and excluding interest expense[4]	1.25%	[5]	1.02%	1.13%		1.44%	1.48%

Net investment income[4]	6.40%		6.56%	6.28%		12.45%	10.79%

Dividends to Preferred Shareholders	—		0.06%	0.59%		1.09%	3.03%

Net investment income to Common Shareholders	6.40%		6.50%	5.69%		11.36%	7.76%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$118,837		$108,529	$110,808		$96,048	$76,430

Preferred Shares outstanding at $25,000 liquidation preference, end of year (000)	—		—	$40,250		$40,250	$68,250

Borrowings outstanding, end of year (000)	$57,959		$53,268	$6,083		$4,972	$4,024

Average borrowings outstanding during the year (000)	48,108		$34,952	$5,269		$5,321	$25,692

Portfolio turnover	37%		53%	66%		36%	119%

Asset coverage per Preferred Share at $25,000 liquidation preference, end of year	—		—	$93,831		$84,663	$53,009

Asset coverage, end of year per $1,000	$3,050		$3,037	—		—	—

[1]	Based on average shares outstanding.

[2]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[3]	Includes the proceeds from a settlement of litigation which impacted the Fund. Not including these proceeds the Fund’s total return would have been 24.54%.

[4]	Do not reflect the effect of dividends to Preferred Shareholders.

[5]

Includes reorganization costs associated with the Fund’s merger. Without these costs, total expenses, total expenses after fees waived and paid indirectly, and total expenses after fees waived and paid indirectly and excluding interest expense would have been 1.25%, 1.25% and 1.10%, respectively.

[6]	Dividends and distributions are determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

72	ANNUAL REPORT	OCTOBER 31, 2012

Financial Highlights	BlackRock Credit Allocation Income Trust II, Inc. (PSY)

	Year Ended October 31,
	2012	2011	2010		2009		2008

Per Share Operating Performance
Net asset value, beginning of year	$11.25	$11.59	$10.03		$7.96		$19.93

Net investment income[1]	0.76	0.73	0.72		1.11		1.73
Net realized and unrealized gain (loss)	1.15	(0.40)	1.74		2.17		(11.84)
Dividends to Preferred Shareholders from net investment income	—	(0.01)	(0.06)		(0.09)		(0.49)

Net increase (decrease) from investment operations	1.91	0.32	2.40		3.19		(10.60)

Dividends and distributions to Common Shareholders from:[6]
Net investment income	(0.73)	(0.66)	(0.71)		(1.12)		(1.15)
Tax return of capital	—	—	(0.13)		(0.00)	[2]	(0.22)

Total dividends and distributions	(0.73)	(0.66)	(0.84)		(1.12)		(1.37)

Net asset value, end of year	$12.43	$11.25	$11.59		$10.03		$7.96

Market price, end of year	$11.54	$9.74	$10.39		$8.90		$8.10

Total Investment Return Applicable to Common Shareholders[3]
Based on net asset value	18.28%	3.71%	25.70%	[4]	48.36%		(55.71)%

Based on market price	26.84%	0.16%	26.99%		29.37%		(46.97)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses[5]	1.15%	1.12%	1.04%		1.41%		1.90%

Total expenses after fees waived and paid indirectly[5]	1.14%	1.12%	1.03%		1.41%		1.90%

Total expenses after fees waived and paid indirectly and excluding interest expense[5]	0.99%	1.01%	1.02%		1.33%		1.40%

Net investment income[5]	6.56%	6.42%	6.66%		15.05%		10.71%

Dividends to Preferred Shareholders	—	0.11%	0.58%		1.19%		3.04%

Net investment income to Common Shareholders	6.56%	6.31%	6.08%		13.86%		7.67%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$507,345	$459,279	$472,984		$409,293		$323,132

Preferred Shares outstanding at $25,000 liquidation preference, end of year (000)	—	—	$169,025		$169,025		$275,000

Borrowings outstanding, end of year (000)	$235,518	$213,033	$4,020		$9,511		$54,369

Average borrowings outstanding during the year (000)	198,514	$137,824	$13,407		$15,842		$94,908

Portfolio turnover	37%	50%	73%		16%		120%

Asset coverage per Preferred Share at $25,000 liquidation preference, end of year	—	—	$94,968		$85,547		$54,408

Asset coverage, end of year per $1,000	$3,154	$3,156	—		—		—

[1]	Based on average shares outstanding.

[2]	Amount is less than $(0.01) per share.

[3]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Includes the proceeds from a settlement of litigation which impacted the Fund. Not including these proceeds the Fund’s total return would have been 25.37%.

[5]	Do not reflect the effect of dividends to Preferred Shareholders.

[6]	Dividends and distributions are determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2012	73

Financial Highlights	BlackRock Credit Allocation Income Trust III (BPP)

	Year Ended October 31,					Period January 1, 2008 to October 31, 2008		Year Ended December 31, 2007
	2012		2011	2010	2009

Per Share Operating Performance
Net asset value, beginning of period	$12.07		$12.41	$11.05	$8.77	$19.47		$24.52

Net investment income	0.76	[1]	0.70 [1]	0.73 [1]	1.09 [1]	1.48	[1]	2.05
Net realized and unrealized gain (loss)	1.20		(0.37)	1.48	2.40	(10.74)		(4.72)
Dividends to Preferred Shareholders from net investment income	—		(0.00)[2]	(0.01)	(0.03)	(0.31)		(0.62)

Net increase (decrease) from investment operations	1.96		0.33	2.20	3.46	(9.57)		(3.29)

Dividends and distributions to Common Shareholders from:[8]
Net investment income	(0.76)		(0.67)	(0.76)	(0.95)	(0.83)		(1.59)
Net realized gain	—		—	—	—	—		(0.02)
Tax return of capital	—		—	(0.08)	(0.23)	(0.30)		(0.15)

Total dividends and distributions	(0.76)		(0.67)	(0.84)	(1.18)	(1.13)		(1.76)

Net asset value, end of period	$13.27		$12.07	$12.41	$11.05	$8.77		$19.47

Market price, end of period	$12.28		$10.53	$11.23	$9.94	$8.51		$17.31

Total Investment Return Applicable to Common Shareholders[3]
Based on net asset value	17.53%		3.56%	21.52%	47.16%	(51.22)%	[4]	(13.86)%

Based on market price	24.67%		(0.16)%	22.25%	36.42%	(46.76)%	[4]	(28.62)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses[5]	1.26%	[6]	1.05%	1.09%	1.66%	1.96%	[7]	1.46%

Total expenses after fees waived and paid indirectly[5]	1.26%	[6]	1.05%	1.08%	1.64%	1.96%	[7]	1.45%

Total expenses after fees waived and paid indirectly and excluding interest expense[5]	1.13%	[6]	0.96%	1.07%	1.39%	1.39%	[7]	1.24%

Net investment income[5]	6.12%		5.78%	6.31%	13.08%	10.53%	[7]	8.90%

Dividends to Preferred Shareholders	—		0.01%	0.10%	0.38%	2.19%	[7]	2.70%

Net investment income to Common Shareholders	6.12%		5.77%	6.21%	12.70%	8.34%	[7]	6.20%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$245,060		$222,939	$229,098	$204,133	$161,311		$358,017

Preferred Shares outstanding at $25,000 liquidation preference, end of period (000)	—		—	$70,425	$70,425	$110,400		$220,800

Borrowings outstanding, end of period (000)	$117,132		$92,971	—	$13,235	$44,281		—

Average borrowings outstanding during the period (000)	88,918		$51,264	$2,121	$16,330	$51,995		$903

Portfolio turnover	36%		48%	67%	16%	121%		97%

Asset coverage per Preferred Share at $25,000 liquidation preference, end of period	—		—	$106,328	$97,465	$61,540		$65,554

Asset coverage, end of period per $1,000	$3,092		$3,398	—	—	—		—

[1]	Based on average shares outstanding.

[2]	Amount is less than $(0.01) per share.

[3]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Do not reflect the effect of dividends to Preferred Shareholders.

[6]

Includes reorganization costs associated with the Fund’s merger. Without these costs, total expenses, total expenses after fees waived and paid indirectly, and total expenses after fees waived and paid indirectly and excluding interest expense would have been 1.16%, 1.16% and 1.03%, respectively.

[7]	Annualized.

[8]	Dividends and distributions are determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

74	ANNUAL REPORT	OCTOBER 31, 2012

Financial Highlights	BlackRock Credit Allocation Income Trust IV (BTZ)

	Year Ended October 31,
	2012		2011	2010	2009	2008

Per Share Operating Performance
Net asset value, beginning of year	$13.94		$14.46	$12.64	$10.59	$21.39

Net investment income[1]	0.94		0.88	0.85	0.99	1.33
Net realized and unrealized gain (loss)	1.43		(0.54)	2.14	2.54	(10.06)
Dividends to Preferred Shareholders from net investment income	—		(0.01)	(0.07)	(0.07)	(0.33)

Net increase (decrease) from investment operations	2.37		0.33	2.92	3.46	(9.06)

Dividends and distributions to Common Shareholders from:[5]
Net investment income	(0.94)		(0.85)	(0.81)	(0.93)	(0.90)
Tax return of capital	—		—	(0.29)	(0.48)	(0.84)

Total dividends and distributions	(0.94)		(0.85)	(1.10)	(1.41)	(1.74)

Net asset value, end of year	$15.37		$13.94	$14.46	$12.64	$10.59

Market price, end of year	$14.23		$12.08	$13.02	$10.96	$9.36

Total Investment Return Applicable to Common Shareholders[2]
Based on net asset value	18.35%		3.28%	25.16%	41.06%	(44.27)%

Based on market price	26.44%		(0.60)%	29.98%	38.38%	(43.51)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses[3]	1.20%	[4]	1.09%	1.12%	1.60%	1.65%

Total expenses after fees waived and paid indirectly[3]	1.20%	[4]	1.09%	1.11%	1.58%	1.65%

Total expenses after fees waived and paid indirectly and excluding interest expense[3]	1.07%	[4]	0.99%	1.07%	1.24%	1.21%

Net investment income[3]	6.53%		6.25%	6.33%	9.93%	7.63%

Dividends to Preferred Shareholders	—		0.09%	0.50%	0.74%	1.89%

Net investment income to Common Shareholders	6.53%		6.16%	5.83%	9.19%	5.74%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$796,836		$722,337	$749,360	$654,999	$548,612

Preferred Shares outstanding at $25,000 liquidation preference, end of year (000)	—		—	$231,000	$231,000	$231,000

Borrowings outstanding, end of year (000)	$373,716		$339,303	—	$61,576	$223,512

Average borrowings outstanding during the year (000)	312,634		$182,843	$63,660	$76,521	$107,377

Portfolio turnover	37%		54%	64%	30%	126%

Asset coverage per Preferred Share at $25,000 liquidation preference, end of year	—		—	$106,104	$95,892	$84,384

Asset coverage, end of year per $1,000	$3,132		$3,129	—	—	—

[1]	Based on average shares outstanding.

[2]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[3]	Do not reflect the effect of dividends to Preferred Shareholders.

[4]

Includes reorganization costs associated with the Fund’s merger. Without these costs, total expenses, total expenses after fees waived and paid indirectly, and total expenses after fees waived and paid indirectly and excluding interest expense would have been 1.16%, 1.16% and 1.02%, respectively.

[5]	Dividends and distributions are determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2012	75

Financial Highlights	BlackRock Floating Rate Income Trust (BGT)

	Year Ended October 31,					Period January 1, 2008 to October 31, 2008		Year Ended December 31, 2007
	2012[1]		2011	2010	2009

Per Share Operating Performance
Net asset value, beginning of period	$13.97		$14.48	$13.29	$11.24	$17.71		$19.11

Net investment income	0.97	[2]	1.00 [2]	0.97 [2]	0.98 [2]	1.42	[2]	2.03
Net realized and unrealized gain (loss)	0.68		(0.42)	1.09	2.72	(6.62)		(1.39)
Dividends to Preferred Shareholders from net investment income	—		(0.00)[3]	(0.04)	(0.04)	(0.24)		(0.54)

Net increase (decrease) from investment operations	1.65		0.58	2.02	3.66	(5.44)		0.10

Dividends and distributions to Common Shareholders from:[9]
Net investment income	(1.10)		(1.09)	(0.83)	(1.19)	(1.03)		(1.14)
Tax return of capital	—		—	—	(0.42)	—		(0.36)

Total dividends and distributions	(1.10)		(1.09)	(0.83)	(1.61)	(1.03)		(1.50)

Net asset value, end of period	$14.52		$13.97	$14.48	$13.29	$11.24		$17.71

Market price, end of period	$15.07		$13.00	$14.52	$12.58	$9.63		$15.78

Total Investment Return Applicable to Common Shareholders[4]
Based on net asset value	12.37%		4.03%	15.55%	39.51%	(31.62)%	[5]	0.98%

Based on market price	25.33%		(3.46)%	22.41%	54.14%	(34.24)%	[5]	(10.92)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses[6]	1.66%		1.73%	1.43%	1.96%	2.22%	[8]	1.67%

Total expenses after fees waived and paid indirectly[6]	1.61%		1.60%	1.25%	1.68%	1.89%	[8]	1.33%

Total expenses after fees waived and paid indirectly and excluding interest expense[6]	1.25%	[7]	1.24%	1.15%	1.24%	1.21%	[8]	1.16%

Net investment income[6]	6.87%		6.95%	7.01%	8.92%	10.56%	[8]	10.83%

Dividends to Preferred Shareholders	—		0.03%	0.27%	0.38%	1.75%	[8]	2.88%

Net investment income to Common Shareholders	6.87%		6.92%	6.74%	8.54%	8.81%	[8]	7.95%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$343,282		$329,831	$341,436	$312,872	$264,590		$417,086

Preferred Shares outstanding at $25,000 liquidation preference, end of period (000)	—		—	$58,800	$58,800	$58,800		$243,450

Borrowings outstanding, end of period (000)	$145,000		$122,000	$38,000	$14,000	$123,150		—

Average borrowings outstanding during the period (000)	126,186		$120,334	$24,321	$53,156	$71,780		$10,524

Portfolio turnover	65%		89%	87%	42%	25%		41%

Asset coverage per Preferred Share at $25,000 liquidation preference, end of period	—		—	$170,174	$158,029	$137,505		$67,849

Asset coverage, end of period per $1,000	$3,367		$3,704	—	—	—		—

[1]	Consolidated Financial Highlights.

[2]	Based on average shares outstanding.

[3]	Amount is less than $(0.01) per share.

[4]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Do not reflect the effect of dividends to Preferred Shareholders.

[7]	For the year ended October 31, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense and borrowing costs was 1.14%.

[8]	Annualized.

[9]	Dividends and distributions are determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

76	ANNUAL REPORT	OCTOBER 31, 2012

Notes to Financial Statements

1. Organization and Significant Accounting Policies:

BlackRock Credit Allocation Income Trust I, Inc. (“PSW”) and BlackRock Credit Allocation Income Trust II, Inc. (“PSY”) are registered under the 1940 Act, as diversified, closed-end management investment companies. BlackRock Credit Allocation Income Trust III (“BPP”), BlackRock Credit Allocation Income Trust IV (“BTZ”) and BlackRock Floating Rate Income Trust (“BGT”) are registered under the 1940 Act as non-diversified, closed-end management investment companies. PSW and PSY are organized as Maryland corporations. BPP, BTZ and BGT are organized as Delaware statutory trusts. PSW, PSY, BPP, BTZ and BGT are collectively referred to as the “Funds” or individually as the “Fund”. The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Boards of Directors and Boards of Trustees of the Funds are collectively referred to throughout this report as the “Board of Directors” or the “Board”, and the directors/trustees thereof are collectively referred to throughout this report as “Directors”. The Funds determine and make available for publication the NAVs of their Common Shares on a daily basis.

Reorganizations: On July 27, 2012, the Board approved separate plans of reorganization whereby BTZ would acquire all of the assets and assume all of the liabilities of PSW, PSY and BPP (each a “Target Fund”) in exchange for newly issued shares of BTZ in a merger transaction. BlackRock Advisors, LLC (the “Manager”) reimbursed PSY $88,283, which is shown as reorganization costs reimbursed in the Statements of Operations.

The following is a summary of significant accounting policies followed by the Funds:

Basis of Consolidation: BGT’s accompanying consolidated financial statements include the account of BGT JGW SPV, LLC (the “Taxable Subsidiary”), a wholly owned taxable subsidiary of BGT. The Taxable Subsidiary enables BGT to hold its investment in J.G. Wentworth LLC Preferred Equity Interests that is organized as an operating partnership and still satisfy Regulated Investment Company (“RIC”) tax requirements. Income earned and gains realized on the investment held by the Taxable Subsidiary are taxable to such subsidiary. An income tax provision for all income, including realized and unrealized gains, if any, is reflected as a component of realized and unrealized gain (loss) on the Consolidated Statement of Operations. BGT may invest up to 25% of its total assets in the Taxable Subsidiary. Intercompany accounts and transactions have been eliminated. The Taxable Subsidiary is subject to the same investment policies and restrictions that apply to BGT.

Valuation: US GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds fair value their financial instruments at market value using independent dealers or pricing services under policies approved by the Board. The Global Valuation Committee is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Funds for all financial instruments.

The Funds value their bond investments on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at their last sale price. Swap agreements are valued utilizing quotes received daily by the Funds’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Investments in open-end registered investment companies are valued at NAV each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is

ANNUAL REPORT	OCTOBER 31, 2012	77

Notes to Financial Statements (continued)

valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and swaptions are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

In the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant consistent with the principles of fair value measurement which include the market approach, income approach and/or cost approach, as appropriate. A market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and adjusted for liquidity as appropriate. These factors include but are not limited to (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Funds’ pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Funds’ net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to affect the value of such instruments materially, those instruments may be Fair Value Assets and be valued at their fair value, as determined in good faith by the Global Valuation Committee using a pricing service and/or policies approved by the Board.

Foreign Currency: The Funds’ books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the US dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because that currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Funds do not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statements of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Funds report realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Asset-Backed and Mortgage-Backed Securities: The Funds may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. If the Funds have purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

The Funds may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the US government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed Mortgage Pass-Through Certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of

78	ANNUAL REPORT	OCTOBER 31, 2012

Notes to Financial Statements (continued)

the United States but are supported by the right of the issuer to borrow from the Treasury.

Collateralized Debt Obligations: The Funds may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”). CBOs and CLOs are types of asset-backed securities. A CDO is an entity which is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches”, which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Multiple Class Pass-Through Securities: The Funds may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities. These multiple class securities may be issued by Ginnie Mae, US government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated pre-payments of principal, the Funds may not fully recoup its initial investment in IOs.

Zero-Coupon Bonds: The Funds may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Capital Trusts: The Funds may invest in capital trusts. These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities generally are rated below that of the issuing company’s senior debt securities.

Preferred Stock: The Funds may invest in preferred stocks. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Floating Rate Loan Interests: The Funds may invest in floating rate loan interests. The floating rate loan interests the Funds hold are typically issued to companies (the “borrower”) by banks, other financial institutions, and privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Funds may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally the lending rate offered by one or more European banks, such as London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more US banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. The Funds consider these investments to be investments in debt securities for purposes of their investment policies.

When the Funds purchase a floating rate loan interest it may receive a facility fee and when it sells a floating rate loan interest it may pay a facility fee. On an ongoing basis, the Funds may receive a commitment fee based on the undrawn portion of the underlying line of credit amount

ANNUAL REPORT	OCTOBER 31, 2012	79

Notes to Financial Statements (continued)

of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by the Funds upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. The Funds may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. The Funds may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in the Funds having a contractual relationship only with the lender, not with the borrower. The Funds will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the Funds generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower, and the Funds may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, the Funds will assume the credit risk of both the borrower and the lender that is selling the Participation. The Funds’ investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, the Funds may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in the Funds having a direct contractual relationship with the borrower, and the Funds may enforce compliance by the borrower with the terms of the loan agreement.

Forward Commitments and When-Issued Delayed Delivery Securities: The Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Funds may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Funds may be required to pay more at settlement than the security is worth. In addition, the Funds are not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Funds’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions, which is shown in the Schedules of Investments.

Reverse Repurchase Agreements: The Funds may enter into reverse repurchase agreements with qualified third party broker-dealers. In a reverse repurchase agreement, the Funds sell securities to a bank or broker-dealer and agree to repurchase the same securities at a mutually agreed upon date and price. Securities sold under reverse repurchase agreements are recorded as a liability in the Statements of Assets and

Liabilities at face value including accrued interest. Due to the short term nature of the reverse repurchase agreements, face value approximates fair value. During the term of the reverse repurchase agreement, the Funds continue to receive the principal and interest payments on these securities. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. The Funds may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Funds are obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Funds’ use of the proceeds of the agreement may be restricted while the other party, or its trustee or receiver, determines whether or not to enforce the Funds’ obligation to repurchase the securities.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that each Fund either deliver collateral or segregate assets in connection with certain investments (e.g., financial futures contracts, foreign currency exchange contracts, swaps and options written), or certain borrowings (e.g., reverse repurchase agreements and loan payable), each Fund will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, a Fund engaging in such transactions may have requirements to deliver/deposit securities to/with an exchange or broker-dealer as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Consent fees are compensation for agreeing to changes in the terms of debt instruments and are included in interest income in the Statements of Operations.

Dividends and Distributions: Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. The portion of distributions that exceeds a Fund’s

80	ANNUAL REPORT	OCTOBER 31, 2012

Notes to Financial Statements (continued)

current and accumulated earnings and profits, which are measured on a tax basis, will constitute a nontaxable return of capital. Distributions in excess of a Fund’s taxable income and net capital gains, but not in excess of a Fund’s earnings and profits, will be taxable to shareholders as ordinary income and will not constitute a nontaxable return of capital. Capital losses carried forward from years beginning before 2011 do not reduce earnings and profits, even if such carried forward losses offset current year realized gains. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is the Funds’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

Each Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s US federal tax returns remains open for each of the four years ended October 31, 2012. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standard: In December 2011, the Financial Accounting Standards Board issued guidance that will expand current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting or similar agreements which are eligible for offset in the Statements of Assets and Liabilities and will require an entity to disclose both gross and net information about such investments and transactions in the financial statements. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Funds’ financial statement disclosures.

Deferred Compensation and BlackRock Closed-End Share Equivalent Investment Plan: Under the deferred compensation plan approved by each Fund’s Board, independent Directors (“Independent Directors”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain other BlackRock Closed-End Funds selected by the Independent Directors. This has approximately the same economic effect for the Independent Directors as if the Independent Directors had invested the deferred amounts directly in certain other BlackRock Closed-End Funds.

The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Fund. Prior to March 31, 2012, each Fund elected to invest in common shares of certain other BlackRock Closed-End Funds selected by the Independent Directors in order to match its deferred compensation obligations. Dividends and distributions received from the BlackRock Closed-End Fund investments through March 31, 2012 are included in income — affiliated in the Statements of Operations.

Other: Expenses directly related to a Fund are charged to that Fund. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

The Funds have an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to economically hedge, or protect, their exposure to certain risks such as credit risk, equity risk, interest rate risk or foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. The Funds’ maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain netted against any collateral pledged by/posted to the counterparty. For OTC options purchased, the Funds bear the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral received on the options should the counterparty fail to perform under the contracts. Options written by the Funds do not give rise to counterparty credit risk, as options written obligate the Funds to perform and not the counterparty. Counterparty risk related to exchange-traded financial futures contracts and options and centrally cleared swaps is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

The Funds may mitigate counterparty risk by procuring collateral and through netting provisions included within an International Swaps and Derivatives Association, Inc. master agreement (“ISDA Master Agreement”) implemented between a Fund and each of its respective counterparties. An ISDA Master Agreement allows each Fund to offset with each separate counterparty certain derivative financial instrument’s payables and/or receivables with collateral held. The amount of collateral moved to/from applicable counterparties is generally based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Funds from their counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices. In addition, the Funds manage counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Funds’ net assets decline by a stated percentage or the Funds fail to meet the terms of its ISDA Master Agreements, which would cause the Funds to accelerate payment of any net liability owed to the counterparty.

ANNUAL REPORT	OCTOBER 31, 2012	81

Notes to Financial Statements (continued)

Financial Futures Contracts: The Funds purchase or sell financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk). Financial futures contracts are agreements between the Fund and counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Funds as unrealized appreciation or depreciation. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

Foreign Currency Exchange Contracts: The Funds enter into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Funds, help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Funds as an unrealized gain or loss. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that the counterparty to the contract does not perform its obligations under the agreement.

Options: The Funds purchase and write call and put options to increase or decrease their exposure to underlying instruments (including equity risk and/or interest rate risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised), the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Funds purchase (write) an option, an amount equal to the premium paid (received) by the Funds is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from

(or added to) the proceeds of the instrument sold. When an option expires (or the Funds enter into a closing transaction), the Funds realize a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Funds write a call option, such option is “covered,” meaning that the Funds hold the underlying instrument subject to being called by the option counterparty. When the Funds write a put option, such option is covered by cash in an amount sufficient to cover the obligation.

Options on swaps (swaptions) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate agreement (interest rate risk) at any time before the expiration of the option.

In purchasing and writing options, the Funds bear the risk of an unfavorable change in the value of the underlying instrument or the risk that the Funds may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Funds purchasing or selling a security at a price different from the current market value.

Swaps: The Funds enter into swap agreements, in which the Fund and a counterparty agree to either make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be executed on a registered financial and commodities exchange (“centrally cleared swaps”). In a centrally cleared swap, the Funds typically enter into an agreement with a counterparty; however, performance is guaranteed by the central clearinghouse reducing or eliminating the Funds’ exposure to the credit risk of the counterparty. These payments received or made by the Funds are recorded in the Statements of Operations as realized gains or losses, respectively. Any upfront fees paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown as swap premiums paid and swap premiums received, respectively on the Statements of Assets and Liabilities and amortized over the term of the swap. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swaps, if any, is recorded as a receivable or payable for variation margin in the Statements of Assets and Liabilities. When the swap is terminated, the Funds will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contracts is the premium received or paid. Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

82	ANNUAL REPORT	OCTOBER 31, 2012

Notes to Financial Statements (continued)

•

Credit default swaps — The Funds enter into credit default swaps to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed (credit risk). The Funds enter into credit default swap agreements to provide a measure of protection against the default of an issuer (as buyer of protection) and/or gain credit exposure to an issuer to which it is not otherwise exposed (as seller of protection). The Funds may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occurs. As a buyer, if an underlying credit event occurs, the Funds will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Funds will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Interest rate swaps — The Funds enter into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Interest rate floors, which are a type of interest rate swap, are agreements in which one party agrees to make payments to the other party to the extent that interest rates fall below a specified rate or floor in return for a premium. In more complex swaps, the notional principal amount may decline (or amortize) over time.

Derivative Financial Instruments Categorized by Risk Exposure:
Fair Values of Derivative Financial Instruments as of October 31, 2012
		Asset Derivatives
		PSW	PSY	BPP	BTZ	BGT
	Statements of Assets and Liabilities Location	Value
Interest rate contracts	Net unrealized appreciation/depreciation[1]; Unrealized appreciation on swaps; Investments at value – unaffiliated[2]	$250,442	$1,037,940	$654,763	$2,138,687	—
Foreign currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts	2,443	7,118	423	—	$774,487
Credit contracts	Unrealized appreciation on swaps	73,988	200,205	78,252	360,454	—
Total		$326,873	$1,245,263	$733,438	$2,499,141	$774,487

		Liability Derivatives
		PSW	PSY	BPP	BTZ	BGT
	Statements of Assets and Liabilities Location	Value
Interest rate contracts	Net unrealized appreciation/depreciation[1]; Unrealized depreciation on swaps[1]; Options written at value	$165,094	$725,461	$1,541,938	$5,330,708	—
Foreign currency exchange contracts	Unrealized depreciation on foreign currency exchange contracts	—	—	12,860	—	$119,911
Credit contracts	Unrealized depreciation on swaps	39,930	170,089	65,504	293,124	—
Total		$205,024	$895,550	$1,620,302	$5,623,832	$119,911

[1]

Includes cumulative appreciation/depreciation on financial futures contracts and centrally cleared swaps as reported in the Schedules of Investments. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

[2]	Includes options purchased at value as reported in the Schedules of Investments.

ANNUAL REPORT	OCTOBER 31, 2012	83

Notes to Financial Statements (continued)

The Effect of Derivative Financial Instruments in the Statements of Operations Year Ended October 31, 2012
	Net Realized Gain (Loss) From
	PSW	PSY	BPP	BTZ	BGT
Interest rate contracts:
Financial futures contracts	$(1,288,425)	$(5,220,149)	$(1,914,517)	$(6,488,433)	—
Swaps	(1,182,193)	(5,044,578)	(2,130,490)	(7,024,650)	—
Options[1]	69,741	292,634	197,430	753,606	—
Foreign currency exchange contracts:
Foreign currency transactions	(8,792)	(37,357)	—	—	$1,809,125
Credit contracts:
Swaps	54,897	258,434	63,031	258,720	(439,854)
Equity contracts:
Options[1]	(263,827)	(1,129,440)	(545,813)	(1,867,896)	—

Total	$(2,618,599)	$(10,880,456)	$(4,330,359)	$(14,368,653)	$1,369,271

	Net Change in Unrealized Appreciation/Depreciation on
	PSW	PSY	BPP	BTZ	BGT
Interest rate contracts:
Financial futures contracts	$(127,495)	$(564,362)	$(141,109)	$(521,882)	—
Swaps	519,133	2,227,930	976,418	3,062,760	—
Options[1]	37,009	170,868	(114,014)	(328,412)	—
Foreign currency exchange contracts:
Foreign currency translations	4,549	16,134	(12,437)	—	$1,345,388
Credit contracts:
Swaps	138,070	475,749	214,435	823,897	—

Total	$571,266	$2,326,319	$923,293	$3,036,363	$1,345,388

[1]	Options purchased are included in the net realized gain (loss) from investments and net change in unrealized appreciation/depreciation on investments.

For the year ended October 31, 2012, the average quarterly balances of outstanding derivative financial instruments were as follows:

	PSW	PSY	BPP	BTZ	BGT
Financial futures contracts:
Average number of contracts purchased	42	157	95	376	—
Average number of contracts sold	167	688	300	988	—
Average notional value of contracts purchased	$6,810,207	$26,548,938	$15,815,477	$60,014,132	—
Average notional value of contracts sold	$22,977,107	$94,027,295	$40,378,234	$132,839,152	—
Foreign currency exchange contracts:
Average number of contracts – US dollars purchased	2	2	1	—	6
Average number of contracts – US dollars sold	—	—	—	—	2
Average US dollar amounts purchased	$347,148	$1,101,149	$1,022,200	—	$76,429,124
Average US dollar amounts sold	—	—	—	—	$3,439,091
Options:
Average number of option contracts purchased	89	378	182	632	26
Average number of option contracts written	442	1,846	910	3,068	—
Average notional value of option contracts purchased	$4,157,500	$17,687,500	$8,562,500	$29,309,375	$24,514
Average notional value of option contracts written	$2,458,750	$10,411,250	$5,063,750	$17,257,500	—
Average number of swaption contracts purchased	8	8	7	7	—
Average number of swaption contracts written	4	4	5	5	—
Average notional value of swaption contracts purchased	$15,988,512	$66,940,919	26,300,000	$90,250,000	—
Average notional value of swaption contracts written	$6,650,000	$27,800,000	$25,775,000	$88,325,000	—
Credit default swaps:
Average number of contracts – buy protection	9	9	8	8	1
Average number of contracts – sell protection	6	5	4	5	—
Average notional value – buy protection	$7,085,029	$29,311,833	$14,116,250	$44,983,750	$1,113,750
Average notional value – sell protection	$3,022,442	$13,102,332	$5,132,394	$22,340,883	—
Interest rate swaps:
Average number of contracts – pays fixed rate	5	5	6	5	—
Average number of contracts – receives fixed rate	1	2	2	2	—
Average notional value – pays fixed rate	$9,000,000	$38,725,000	$19,750,000	$61,675,000	—
Average notional value – receives fixed rate	$900,000	$4,025,000	$4,125,000	$19,750,000	—

84	ANNUAL REPORT	OCTOBER 31, 2012

Notes to Financial Statements (continued)

3. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

Each Fund entered into an Investment Advisory Agreement with the Manager, the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund. For such services, each Fund pays the Manager a monthly fee based on a percentage of each Fund’s average daily (average weekly for BPP, BTZ and BGT) net assets (including any assets attributable to borrowings) at the following annual rates:

PSW	0.60%
PSY	0.60%
BPP	0.65%
BTZ	0.65%
BGT	0.75%

The Manager voluntarily agreed to waive a portion of the investment advisory fees or other expenses on BGT as a percentage of its average weekly net assets (including any assets attributable to borrowings) minus the sum of liabilities (other than borrowings representing financial leverage) by 0.05% for the period September 1, 2011 to August 31, 2012. For the year ended October 31, 2012, the Manager waived $188,882, which is included in fees waived by Manager in the Statements of Operations.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with each Fund’s investment in other affiliated investment companies, if any. These amounts are included, in fees waived by Manager in the Statements of Operations. For the year ended October 31, 2012, the amounts waived were as follows:

PSW	$663
PSY	$2,325
BPP	$1,200
BTZ	$3,419
BGT	$732

The Manager provides investment management and other services to the Taxable Subsidiary. The Manager does not receive separate compensation from the Taxable Subsidiary for providing investment management or administrative services. However, BGT pays the Manager based on the Fund’s net assets, which includes the assets of the Taxable Subsidiary.

The Manager entered into a sub-advisory agreement with BlackRock Financial Management, Inc. (“BFM”), an affiliate of the Manager. The Manager pays BFM, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by each Fund to the Manager.

Certain officers and/or Directors of the Funds are officers and/or Directors of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer.

4. Investments:

Purchases and sales of investments including paydowns, excluding short-term securities and US government securities for the year ended October 31, 2012, were as follows:

	Purchases	Sales
PSW	$55,091,822	$53,866,294
PSY	$229,964,810	$228,462,350
BPP	$112,822,413	$103,458,481
BTZ	$391,854,326	$360,629,802
BGT	$345,510,580	$306,862,488

Purchases and sales of US government securities for the year ended October 31, 2012, were as follows:

	Purchases	Sales
PSW	$7,147,182	$4,555,547
PSY	$37,251,873	$18,415,284
BPP	$22,755,340	$10,157,945
BTZ	$48,636,465	$32,507,547

Transactions in options written for the year ended October 31, 2012, were as follows:

	Calls			Puts
	Contracts	Notional (000)	Premiums Received	Contracts	Notional (000)	Premiums Received
PSW
Outstanding options, beginning of year	—	$1,800	$64,800	—	$1,800	$64,800
Options written	6,633	7,600	256,857	67	18,000	427,385
Options exercised	—	(1,800)	(64,800)	—	—	—
Options expired	(1,700)	—	(19,210)	—	(1,800)	(64,800)
Options closed	(4,933)	(6,500)	(192,460)	(67)	(14,500)	(335,397)

Outstanding options, end of year	—	$1,100	$45,187	—	$3,500	$91,988

ANNUAL REPORT	OCTOBER 31, 2012	85

Notes to Financial Statements (continued)

	Calls			Puts
	Contracts	Notional (000)	Premiums Received	Contracts	Notional (000)	Premiums Received
PSY
Outstanding options, beginning of year	—	$7,700	$277,200	—	$7,700	$277,200
Options written	28,643	32,800	1,121,674	285	76,400	1,827,146
Options excercised	—	(7,700)	(277,200)	—	—	—
Options expired	(7,100)	—	(80,230)	—	(7,700)	(277,200)
Options closed	(21,543)	(28,100)	(846,632)	(285)	(62,100)	(1,445,133)

Outstanding options, end of year	—	$4,700	$194,812	—	$14,300	$382,013

BPP
Outstanding options, beginning of year	—	$8,700	$425,700	—	$8,700	$425,700
Options written	13,869	14,900	457,013	138	46,800	851,413
Options exercised	—	(3,700)	(133,200)	—	—	—
Options expired	(3,500)	—	(39,550)	—	(3,700)	(133,200)
Options closed	(10,369)	(13,000)	(335,526)	(138)	(40,300)	(679,775)

Outstanding options, end of year	—	$6,900	$374,437	—	$11,500	$464,138

BTZ
Outstanding options, beginning of year	—	$30,000	$1,461,850	—	$30,000	$1,461,850
Options written	47,336	40,200	1,265,189	472	149,700	2,611,432
Options exercised	—	(13,000)	(467,350)	—	—	—
Options expired	(11,800)	—	(133,340)	—	(13,000)	(467,350)
Options closed	(35,536)	(33,700)	(851,536)	(472)	(127,200)	(2,019,120)

Outstanding options, end of year	—	$23,500	$1,274,813	—	$39,500	$1,586,812

5. Income Tax Information:

Reclassifications: US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of October 31, 2012 attributable to foreign currency transactions, the accounting for swap agreements, the classification of investments, income recognized from pass-through entities, non-deductible expenses and the expiration of capital loss carryforwards were reclassified to the following accounts:

	PSW	PSY	BPP	BTZ	BGT
Paid-in-capital	$(9,636,604)	$(62,733,648)	$(210,364)	$(317,535)	$(15)
Undistributed net investment income	$32,845	$(416,623)	$66,321	$(154,025)	$624,088
Accumulated net realized loss	$9,603,759	$63,150,271	$144,043	$471,560	$(624,073)

The tax character of distributions paid during the fiscal years ended October 31, 2012 and October 31, 2011 was as follows:

		PSW	PSY	BPP	BTZ	BGT
Ordinary Income	10/31/12	$7,651,460	$29,871,030	$14,035,517	$48,718,467	$25,867,315
	10/31/11	$6,366,890	$27,418,570	$12,359,949	$44,466,841	$25,743,686

As of October 31, 2012, the tax components of accumulated net losses were as follows:

	PSW	PSY	BPP	BTZ	BGT
Undistributed ordinary income	$504,842	$3,235,439	$841,675	$981,381	$5,086,243
Capital loss carryforwards	(122,939,899)	(434,466,247)	(201,447,574)	(410,721,583)	(90,301,042)
Net unrealized gains (losses)[1]	15,424,843	63,959,663	23,658,503	83,809,393	(424,618)

Total	$(107,010,214)	$(367,271,145)	$(176,947,396)	$(325,930,809)	$(85,639,417)

[1]

The difference between book-basis and tax-basis net unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and straddles, the realization for tax purposes of unrealized gains/losses on certain futures, options, and foreign currency exchange contracts, the accrual of income on securities in default, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the timing and recognition of partnership income, the accounting for swap agreements, the deferral of compensation to Directors, the classification of investments, and investments in a wholly owned subsidiary.

86	ANNUAL REPORT	OCTOBER 31, 2012

Notes to Financial Statements (continued)

As of October 31, 2012, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires October 31,	PSW	PSY	BPP	BTZ	BGT
2013	$5,058,900	$17,911,331	—	—	—
2014	8,481,628	12,145,117	—	—	—
2015	6,724,694	19,582,978	$16,323,757	$47,850,027	$3,268,804
2016	40,232,230	140,413,242	58,197,929	113,355,213	24,616,531
2017	55,825,534	194,970,854	108,996,120	223,939,227	45,385,443
2018	4,498,024	37,285,625	15,245,888	15,223,841	16,526,601
2019	2,118,889	11,730,113	2,683,880	10,353,275	409,424
No expiration date[1]	—	426,987	—	—	94,239

Total	$122,939,899	$434,466,247	$201,447,574	$410,721,583	$90,301,042

[1]	Must be utilized prior to losses subject to expiration

During the year ended October 31, 2012, the Funds listed below utilized the following amounts of their respective capital loss carryforward:

PSW	$775,928
BPP	$1,861,136
BTZ	$1,891,685

As of October 31, 2012, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

	PSW	PSY	BPP	BTZ	BGT
Tax cost	$159,208,464	$673,300,235	$335,583,482	$1,082,555,946	$504,689,585

Gross unrealized appreciation	$16,520,941	$67,723,099	$30,837,826	$99,418,049	$10,268,484
Gross unrealized depreciation	(1,205,625)	(4,110,967)	(6,710,612)	(14,436,858)	(7,463,148)

Net unrealized appreciation	$15,315,316	$63,612,132	$24,127,214	$84,981,191	$2,805,336

6. Borrowings:

BGT entered into a senior committed secured, 364-day revolving line of credit and a separate security agreement (the “SSB Agreement”) with State Street Bank and Trust Company (“SSB”). The Fund has granted a security interest in substantially all of its assets to SSB. The SSB Agreement allowed $172.2 million for the maximum commitment amount.

Prior to March 2, 2012, advances were made by SSB to the Fund, at the Fund’s option of (a) the higher of (i) 0.80% above the Fed Funds rate and (ii) 0.80% above the Overnight LIBOR or (b) 0.80% above 7-day, 30-day, 60-day or 90-day LIBOR.

Effective March 2, 2012, advances will be made by SSB to the Fund, at the Fund’s option of (a) the higher of (i) 0.75% above the Fed Funds rate and (ii) 0.75% above the Overnight LIBOR or (b) 0.75% above 7-day, 30-day, 60-day or 90-day LIBOR.

In addition, the Fund pays a facility fee and a commitment fee based upon SSB’s total commitment to the Fund. The fees associated with each of the agreements are included in the Statements of Operations as borrowing costs. Advances to the Fund as of October 31, 2012 are shown in the Statements of Assets and Liabilities as loan payable. Based on the short-term nature of the borrowings under the line of credit and the variable interest rate, the carrying amount of the borrowings approximates fair value.

BGT may not declare dividends or make other distributions on shares or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding short-term borrowings is less than 300%.

For the year ended October 31, 2012, the daily weighted average interest rate for BGT with loans under the revolving credit agreement was 0.95%.

For the year ended October 31, 2012, the daily weighted average interest rates for Funds with borrowings from reverse repurchase agreements were as follows:

PSW	0.36%
PSY	0.35%
BPP	0.35%
BTZ	0.33%

7. Commitments:

The Funds may invest in floating rate loan interests. In connection with these investments, the Funds may also enter into unfunded floating rate loan interests and bridge loan commitments (“commitments”). Bridge loan commitments may obligate the Funds to furnish temporary financing to a borrower until permanent financing can be arranged. As of October 31, 2012, BGT had outstanding bridge loan commitments of $1,165,000. In connection with either of these commitments, the Funds earn a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Statements of Operations, is recognized ratably over the commitment period. Commitment fees received in advance and unrecognized are recorded on the Statements of Assets and Liabilities as deferred income. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation or depreciation is included in the Statements of Assets and Liabilities and Statements of Operations. As of October 31, 2012, the Funds had no outstanding unfunded floating rate loan interests.

ANNUAL REPORT	OCTOBER 31, 2012	87

Notes to Financial Statements (continued)

8. Concentration, Market and Credit Risk:

As of October 31, 2012, PSW, PSY, BPP and BTZ invested a significant portion of their assets in securities in the financials sector, whereas BGT invested a significant portion of its assets in the consumer discretionary sector. Changes in economic conditions affecting the financials and consumer discretionary sectors would have a greater impact on the Funds and could affect the value, income and/or liquidity of positions in such securities.

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments.

The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

9. Capital Share Transactions:

PSW and PSY are each authorized to issue 200 million of $0.10 par value shares, all of which were initially classified as Common Shares. Each Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without approval of Common Shareholders. There are an unlimited number of $0.001 par value shares authorized for BPP, BTZ and BGT, which may be issued as either Common Shares or Preferred Shares.

Common Shares

For the periods shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

	Year Ended October 31, 2012	Year Ended October 31, 2011
BGT	21,103	39,329

Shares issued and outstanding remained constant for the year ended October 31, 2012 and the year ended October 31, 2011 for PSW, PSY, BPP and BTZ, respectively.

Preferred Shares

During the year ended October 31, 2011, the Funds announced the following redemptions of Preferred Shares at a price of $25,000 per share plus any accrued and unpaid dividends through the redemption date:

	Series	Redemption Date	Shares Redeemed	Aggregate Principal
PSW	M7	12/07/10	805	$20,125,000
	T7	12/08/10	805	$20,125,000
PSY	M7	1/04/11	861	$21,525,000
	T7	1/05/11	861	$21,525,000
	W7	1/06/11	861	$21,525,000
	R7	1/07/11	861	$21,525,000
	F7	1/10/11	861	$21,525,000
	W28	1/13/11	1,228	$30,700,000
	R28	1/28/11	1,228	$30,700,000
BPP	T7	12/08/10	939	$23,475,000
	W7	12/09/10	939	$23,475,000
	R7	12/10/10	939	$23,475,000
BTZ	T7	1/05/11	2,310	$57,750,000
	W7	1/06/11	2,310	$57,750,000
	R7	1/07/11	2,310	$57,750,000
	F7	1/10/11	2,310	$57,750,000
BGT	T7	12/08/10	784	$19,600,000
	W7	12/09/10	784	$19,600,000
	R7	12/10/10	784	$19,600,000

All of the Funds, except BGT, financed the Preferred Share redemptions with cash received from reverse repurchase agreements. BGT financed the Preferred Share redemption with cash received from a line of credit.

The Preferred Shares were redeemable at the option of each Fund, in whole or in part, on any dividend payment date at their liquidation preference per share plus any accumulated and unpaid dividends whether or not declared. The Preferred Shares were also subject to mandatory redemption at their liquidation preference plus any accumulated and unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of a Fund, as set forth in each Fund’s Articles of Supplementary (the “Governing Instrument”) are not satisfied.

The holders of Preferred Shares had voting rights equal to the holders of Common Shares (one vote per share) and would vote together with holders of Common Shares (one vote per share) as a single class. However, the holders of Preferred Shares, voting as a separate class, were also entitled to elect two Directors for each Fund. In addition, the 1940 Act requires that along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class would be required to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares, (b) change a Fund’s sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

88	ANNUAL REPORT	OCTOBER 31, 2012

Notes to Financial Statements (concluded)

10. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following items were noted:

The Funds paid a net investment income dividend in the following amounts per share on November 30, 2012 to Common Shareholders of record on November 15, 2012:

Common Dividend Per Share
PSW	$0.0595
PSY	$0.0610
BPP	$0.0635
BTZ	$0.0785
BGT	$0.0775

In connection with the reorganizations, PSW, PSY, BPP and BTZ paid a special income distribution on November 23, 2012 to Common Shareholders of record as of November 16, 2012, as follows:

Distribution Per Share
PSW	$0.0860
PSY	$0.1380
BPP	$0.0850
BTZ	$0.0370

Additionally, the Funds declared a net investment income dividend on December 4, 2012 payable to Common Shareholders of record on December 14, 2012 as follows:

Common Dividend Per Share
BTZ	$0.0785
BGT	$0.0775

The Board and shareholders of BTZ and the Board and shareholders of each of the Target Funds, approved the reorganizations of each Target Fund into BTZ pursuant to which BTZ acquired all of the assets and all of the liabilities of each Target Fund in exchange for an equal aggregate value of newly issued shares of BTZ in a merger transaction.

Each shareholder of a Target Fund received shares of BTZ in an amount equal to the aggregate NAV of such shareholder’s Target Fund shares, as determined at the close of business on December 7, 2012. Cash was distributed for any fractional shares.

The reorganizations were accomplished by a tax-free exchange of shares of BTZ in the following amounts and at the following conversion ratios:

Target Funds	Shares Prior to Reorganizations	Conversion Ratio	Shares of BTZ
PSW	10,311,941	0.74476327	7,679,944
PSY	40,807,418	0.80162384	32,712,181
BPP	18,467,785	0.85922134	15,867,889

Each Target Fund’s net assets and composition of net assets on December 7, 2012, the date of the reorganization, were as follows:

	Target Funds
	PSW	PSY	BPP
Net assets	$117,764,870	$501,609,101	$243,318,554
Paid-in capital	$220,759,069	$855,557,957	$421,683,737
Distributions in excess of net investment income	$(271,460)	$(379,634)	$(20,963)
Accumulated net realized loss	$(117,819,600)	$(415,840,977)	$(201,649,795)
Net unrealized appreciation/ depreciation	$15,096,861	$62,271,755	$23,305,575

For financial reporting purposes, assets received and shares issued by BTZ were recorded at fair value. However, the cost basis of the investments being received from the Target Funds were carried forward to align ongoing reporting of BTZ’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The net assets of BTZ before the acquisition were $794,732,940.

The aggregate net assets of BTZ immediately after the acquisition amounted to $1,657,424,622. Each Target Fund’s fair value and cost of investments prior to the reorganization were as follows:

Target Funds	Fair Value of Investments	Cost of Investments
PSW	$173,824,678	$158,779,261
PSY	$728,147,930	$666,028,086
BPP	$354,504,965	$331,424,010

The purpose of these transactions was to combine four funds managed by the Manager with the same or substantially similar (but not identical) investment objectives, investment policies, strategies, risks and restrictions. Each reorganization was a tax-free event and was effective on December 10, 2012.

Reorganization costs incurred in connection with PSW and BPP’s reorganization were expensed by BTZ.

The Manager has agreed to reimburse PSY for all reorganization costs.

ANNUAL REPORT	OCTOBER 31, 2012	89

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of

BlackRock Credit Allocation Income Trust I, Inc. and BlackRock Credit Allocation Income Trust II, Inc. and to the Shareholders and Board of Trustees of BlackRock Credit Allocation Income Trust III,

BlackRock Credit Allocation Income Trust IV and BlackRock Floating Rate Income Trust, (collectively, the “Funds”):

We have audited the accompanying statements of assets and liabilities of BlackRock Credit Allocation Income Trust I, Inc., BlackRock Credit Allocation Income Trust II, Inc., BlackRock Credit Allocation Income Trust III, and BlackRock Credit Allocation Income Trust IV, including the schedules of investments, as of October 31, 2012, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. We have also audited the accompanying consolidated statement of assets and liabilities of BlackRock Floating Rate Income Trust, including the consolidated schedule of investments, as of October 31, 2012, and the related consolidated statements of operations and cash flows for the year then ended, the consolidated statement of changes in net assets for the year then ended and the statement of changes in net assets for the year ended October 31, 2011, and the financial highlights for each of the periods presented (consolidated financial highlights for the year ended October 31, 2012). These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion, An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodians, brokers and agent banks; where replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Credit Allocation Income Trust I, Inc., BlackRock Credit Allocation Income Trust II, Inc., BlackRock Credit Allocation Income Trust III, and BlackRock Credit Allocation Income Trust IV as of October 31, 2012, the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. Additionally, in our opinion, the consolidated financial statements and financial highlights referred to above present fairly, in all material respects, the consolidated financial position of BlackRock Floating Rate Income Trust as of October 31, 2012, the consolidated results of their operations and their consolidated cash flows for the year then ended, consolidated changes in their net assets for the year then ended, the changes in its net assets for the year ended October 31, 2011, and the financial highlights for each of the periods presented (consolidated financial highlights for the year ended October 31, 2012), in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

December 21, 2012

Important Tax Information (Unaudited)

The following information is provided with respect to the ordinary income distributions paid by the Funds during the fiscal year ended October 31, 2012.

	Payable Dates	PSW	PSY	BPP	BTZ	BGT
Qualified Dividend Income for Individuals[1]	October 2011 – January 2012	8.61%	5.92%	9.78%	8.74%	—
	February 2012 – October 2012	3.16%	2.47%	7.31%	5.58%	—
Interest-Related Dividends for Non-US Residents[2]	October 2011 – January 2012	94.69%	97.12%	94.35%	92.56%	62.43%
	February 2012 – October 2012	64.51%	76.60%	64.04%	63.54%	63.05%

[1]	The Funds hereby designate the percentage Indicated or the maximum amount allowable by law.

[2]	Represents the portion of the taxable ordinary income dividends eligible for exemption from US withholding tax for nonresident aliens and foreign corporations.

90	ANNUAL REPORT	OCTOBER 31, 2012

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements

The Board of Directors and the Board of Trustees, as the case may be (each, a “Board,” collectively, the “Boards,” and the members of which are referred to as “Board Members”) of BlackRock Credit Allocation Income Trust I, Inc. (“PSW”), BlackRock Credit Allocation Income Trust II, Inc. (“PSY”), BlackRock Credit Allocation Income Trust III (“BPP”), BlackRock Credit Allocation Income Trust IV (“BTZ”) and BlackRock Floating Rate Income Trust (“BGT,” and together with PSW, PSY, BPP and BTZ, each a “Fund” and, collectively, the “Funds”) met on April 26, 2012 and May 22-23, 2012 to consider the approval of the each Fund’s investment advisory agreement (each, an “Advisory Agreement”) with BlackRock Advisors, LLC (the “Manager”), each Fund’s investment advisor. The Board of each Fund also considered the approval of the sub-advisory agreement (each, a “Sub-Advisory Agreement”) among the Manager, BlackRock Financial Management, Inc. (the “Sub-Advisor”), and its Fund. The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreements and the Sub-Advisory Agreements are referred to herein as the “Agreements.”

Activities and Composition of the Board

Each Board consists of eleven individuals, nine of whom are not “interested persons” of such Fund as defined in the Investment Company Act of 1940 (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Funds and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Independent Board Member. Each Board has established six standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee, an Executive Committee, and a Leverage Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee and the Leverage Committee, each of which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, the Boards are required to consider the continuation of the Agreements on an annual basis. The Boards have four quarterly meetings per year, each extending over two days, and a fifth meeting to consider specific information surrounding the consideration of renewing the Agreements. In connection with this process, the Boards assessed, among other things, the nature, scope and quality of the services provided to the Funds by BlackRock, its personnel and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services, risk oversight, compliance and assistance in meeting applicable legal and regulatory requirements.

The Boards, acting directly and through their respective committees, considered at each of their meetings, and from time to time as appropriate, factors that are relevant to their annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Funds and their shareholders. Among the matters the Boards considered were: (a) investment performance for one-, three- and five-year periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over performance or underperformance against their peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Funds for services such as call center and fund accounting; (c) Fund operating expenses and how BlackRock allocates expenses to the Funds; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Funds’ investment objectives, policies and restrictions; (e) the Funds’ compliance with their Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Boards; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of the Funds’ valuation and liquidity procedures; (k) an analysis of management fees ratios for products with similar investment objectives across the open-end fund, closed-end fund and institutional account product channels, as applicable; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s business.

The Boards have engaged in an ongoing strategic review with BlackRock of opportunities to consolidate funds and of BlackRock’s commitment to investment performance. In addition, the Boards requested, to the extent reasonably possible, an analysis of the risk and return relative to selected funds in peer groups. BlackRock provides information to the Boards in response to specific questions. These questions covered issues such as profitability, including the impact of BlackRock’s upfront costs in sponsoring closed-end funds and the relative profitability of closed-end and open end funds, investment performance and management fee levels. The Boards considered the importance of: (i) managing fixed income assets with a view toward preservation of capital; (ii) portfolio managers’ investments in the funds they manage; (iii) BlackRock’s controls surrounding the coding of quantitative investment models; and (iv) BlackRock’s oversight of relationships with third party service providers.

The Board considered BlackRock’s efforts during the past year with regard to refinancing outstanding AMPS, as well as ongoing time and resources devoted to other forms of preferred shares and alternative leverage. As of the date of this report, each Fund has redeemed 100% of its outstanding AMPS.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April 26, 2012 meeting, the Boards requested and received materials specifically relating to the Agreements. The Boards are engaged in a process with its independent legal counsel and BlackRock to review periodically the nature and scope of the information provided to better assist their deliberations. The materials provided in connection with the April meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Fund fees and expenses and the investment performance of each Fund as

ANNUAL REPORT	OCTOBER 31, 2012	91

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

compared with a peer group of funds as determined by Lipper and a customized peer group selected by BlackRock (collectively, “Peers”); (b) information on the profitability of the Agreements to BlackRock and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees (a combination of the advisory fee and the administration fee, if any) charged to other clients, such as institutional clients and open-end funds, under similar investment mandates, as applicable; (d) the existence, impact and sharing of potential economies of scale; (e) a summary of aggregate amounts paid by each Fund to BlackRock and (f) if applicable, a comparison of management fees to similar BlackRock closed-end funds, as classified by Lipper.

At an in-person meeting held on April 26, 2012, the Boards reviewed materials relating to their consideration of the Agreements. As a result of the discussions that occurred during the April 26, 2012 meeting, and as a culmination of the Boards’ year-long deliberative process, the Boards presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May 22-23, 2012 Board meeting.

At an in-person meeting held on May 22-23, 2012, each Board, including all the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and its Fund and the Sub-Advisory Agreement among the Manager, the Sub-Advisor, and its Fund, each for a one-year term ending June 30, 2013. In approving the continuation of the Agreements, the Boards considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Funds and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Funds; (d) economies of scale; (e) fall-out benefits to BlackRock as a result of its relationship with the Funds; and (f) other factors deemed relevant by the Board Members.

The Boards also considered other matters they deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to securities lending, services related to the valuation and pricing of Fund portfolio holdings, direct and indirect benefits to BlackRock and its affiliates from their relationship with the Funds and advice from independent legal counsel with respect to the review process and materials submitted for the Boards’ review. The Boards noted the willingness of BlackRock personnel to engage in open, candid discussions with the Boards. The Boards did not identify any particular information as controlling, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Boards, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Funds. Throughout the year, the Boards compared Fund performance to the performance of a comparable group of closed-end funds and/or the performance of a relevant benchmark, if any. The Boards met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. Each Board also reviewed the materials provided by its Fund’s portfolio management team discussing Fund performance and the Fund’s investment objective, strategies and outlook.

The Boards considered, among other factors, the number, education and experience of BlackRock’s investment personnel generally and their Funds’ portfolio management teams, investments by portfolio managers in the funds they manage, BlackRock’s portfolio trading capabilities, BlackRock’s use of technology, BlackRock’s commitment to compliance, BlackRock’s credit analysis capabilities, BlackRock’s risk analysis and oversight capabilities and BlackRock’s approach to training and retaining portfolio managers and other research, advisory and management personnel. The Boards engaged in a review of BlackRock’s compensation structure with respect to their Funds’ portfolio management teams and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Boards considered the quality of the administrative and non-investment advisory services provided to the Funds. BlackRock and its affiliates provide the Funds with certain services (in addition to any such services provided to the Funds by third parties) and officers and other personnel as are necessary for the operations of the Funds. In particular, BlackRock and its affiliates provide the Funds with the following administrative services including, among others: (i) preparing disclosure documents, such as the prospectus and the statement of additional information in connection with the initial public offering and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of the Funds; (iii) assisting with daily accounting and pricing; (iv) preparing periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of other service providers; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; and (viii) performing other administrative functions necessary for the operation of the Funds, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Boards reviewed the structure and duties of BlackRock’s fund administration, accounting, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Funds and BlackRock: The Boards, including the Independent Board Members, also reviewed and considered the performance history of their Funds. In preparation for the April 26, 2012 meeting, the Boards worked with its independent legal counsel, BlackRock and Lipper to develop a template for, and was provided with reports independently prepared by Lipper, which included a comprehensive analysis of each Fund’s performance. The Boards also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with their review, each Board received and reviewed information regarding the investment performance, based on net asset value (NAV), of its Fund as compared to funds in that Fund’s applicable Lipper category and the customized peer group selected by BlackRock. The Boards were provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper

92	ANNUAL REPORT	OCTOBER 31, 2012

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

representatives to review their methodology. Each Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of its Fund throughout the year.

The Board of each of PSW and PSY noted that, in general, its respective Fund performed better than its Peers in that the Fund’s performance was at or above the median of its Customized Lipper Peer Group in two of the one-, three- and five-year periods reported. Based on its discussions with BlackRock and the Board’s review of the Fund’s investment performance compared to its Lipper Peer Group, the methodology used by Lipper to select peer funds, and other relevant information provided by BlackRock, the Board of each of PSW and PSY noted that its respective Fund’s investment performance as compared to its Customized Lipper Peer Group provided a more meaningful comparison of the Fund’s relative performance.

The Board of each of BPP and BTZ noted that its respective Fund performed below the median of its Customized Lipper Peer Group in the one- and five-year periods reported, but that its respective Fund performed at or above the median of its Customized Lipper Peer Group in the three-year period reported. Based on its discussions with BlackRock and the Board’s review of the Fund’s investment performance compared to its Lipper Peer Group, the methodology used by Lipper to select peer funds, and other relevant information provided by BlackRock, the Board of each of BPP and BTZ noted that its respective Fund’s investment performance as compared to its Customized Lipper Peer Group provided a more meaningful comparison of the Fund’s relative performance. The Board of each of BPP and BTZ and BlackRock reviewed and discussed the reasons for its respective Fund’s underperformance during the one- and five-year periods compared with its Peers. BPP’s and BTZ’s Board was informed that, among other things, its respective Fund’s short duration bias and overweight position to corporate credit were the two primary detractors for the one-year performance. Treasuries rallied and credit spreads widened due to increased concerns over the European debt crisis and slowing global economic growth. The weak 2008 performance continues to weigh on the five-year period.

The Board of BGT noted that BGT performed below the median of its Customized Lipper Peer Group in the one- and three-year periods reported, but that BGT performed at or above the median of its Customized Lipper Peer Group in the five-year period reported. Based on its discussions with BlackRock and the Board’s review of BGT’s investment performance compared to its Lipper Peer Group, the methodology used by Lipper to select peer funds, and other relevant information provided by BlackRock, the Board of BGT noted that BGT’s investment performance as compared to its Customized Lipper Peer Group provided a more meaningful comparison of BGT’s relative performance. The Board of BGT and BlackRock reviewed and discussed the reasons for BGT’s underperformance during the one- and three-year periods compared with its Peers. BGT’s Board was informed that, among other things, exposure to non-U.S. loans, which tend to be much less liquid than their U.S. based counterparts, detracted from performance relative to the peer group over the one-year period. Leverage ran low compared to the peer group in the trailing three-year period, and along with portfolio allocation, was a factor in BGT’s ranking over the period.

The Board of each of BPP, BTZ and BGT and BlackRock discussed BlackRock’s strategy for improving its respective Fund’s performance and BlackRock’s commitment to providing the resources necessary to assist the Fund’s portfolio managers and to improve the Fund’s performance.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Funds: Each Board, including the Independent Board Members, reviewed its Fund’s contractual management fee rate compared with the other funds in its Lipper category. It also compared the Fund’s total expense ratio, as well as actual management fee rate, to those of other funds in its Lipper category. The Boards considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including separately managed institutional accounts.

The Boards received and reviewed statements relating to BlackRock’s financial condition and profitability with respect to the services it provided the Funds. The Boards were also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Funds. The Boards reviewed BlackRock’s profitability with respect to the Funds and other funds the Boards currently oversee for the year ended December 31, 2011 compared to available aggregate profitability data provided for the years ended December 31, 2010, and December 31, 2009. The Boards reviewed BlackRock’s profitability with respect to other fund complexes managed by the Manager and/or its affiliates. The Boards reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Boards recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, expense allocations and business mix, and the difficulty of comparing profitability as a result of those factors.

The Boards noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Boards considered BlackRock’s overall operating margin, in general, compared to the operating margin for leading investment management firms whose operations include advising closed-end funds, among other product types. In addition, the Boards considered, among other things, certain third party data comparing BlackRock’s operating margin with that of other publicly-traded asset management firms. The Boards considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Boards considered the cost of the services provided to the Funds by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management of the Funds and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Boards reviewed BlackRock’s methodology in allocating its costs to the management of the Funds. The Boards also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to

ANNUAL REPORT	OCTOBER 31, 2012	93

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (concluded)

continue to provide the high quality of services that is expected by the Boards.

The Board of each of PSW, PSY and BGT noted that its respective Fund’s contractual management fee ratio (a combination of the advisory fee and the administration fee, if any) was lower than or equal to the median contractual management fee ratio paid by the Fund’s Peers, in each case before taking into account any expense reimbursements or fee waivers.

The Board of each of BPP and BTZ noted that its respective Fund’s contractual management fee ratio (a combination of the advisory fee and the administration fee, if any) was above the median contractual management fee ratio paid by the Fund’s Peers, in each case before taking into account any expense reimbursements or fee waivers. The Board of each of BPP and BTZ also noted, however, that although its respective Fund’s actual total expense ratio, after giving effect to any expense reimbursement or fee waivers by BlackRock, was above the median actual total expense ratio paid by the Fund’s Peers, after giving effect to any expense reimbursement or fee waivers, it was impacted by the degree of leverage relative to Peers.

D. Economies of Scale: Each Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of its Fund increase. Each Board also considered the extent to which its Fund benefits from such economies and whether there should be changes in the advisory fee rate or structure in order to enable the Fund to participate in these economies of scale, for example through the use of breakpoints in the advisory fee based upon the asset level of the Fund.

Based on the Boards’ review and consideration of the issue, the Boards concluded that most closed-end funds do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering. They are typically priced at scale at a fund’s inception. The Boards noted that only one closed-end fund in the Fund Complex has breakpoints in its advisory fee structure.

E. Other Factors Deemed Relevant by the Board Members: The Boards, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Funds, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Funds, including securities lending and cash management services. The Boards also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Boards also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Boards further noted that they had considered the investment by BlackRock’s funds in exchange traded funds (i.e., ETFs) without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Boards also received information regarding BlackRock’s brokerage and soft dollar practices. The Boards received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Boards noted the competitive nature of the closed-end fund marketplace, and that shareholders are able to sell their Fund shares in the secondary market if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

Each Board, including all the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and its Fund for a one-year term ending June 30, 2013, and the Sub-Advisory Agreement among the Manager, the Sub-Advisor, and its Fund for a one-year term ending June 30, 2013. Based upon its evaluation of all of the aforementioned factors in their totality, the Boards, including the Independent Board Members, were satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Funds and their shareholders. In arriving at their decision to approve the Agreements, the Boards did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making these determinations. The contractual fee arrangements for the Funds reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

94	ANNUAL REPORT	OCTOBER 31, 2012

Automatic Dividend Reinvestment Plans

Pursuant to each Fund’s Dividend Reinvestment Plan (the “Reinvestment Plan”), Common Shareholders are automatically enrolled to have all distributions of dividends and capital gains reinvested by Computershare Trust Company, N.A. (the “Reinvestment Plan Agent”) in the respective Fund’s shares pursuant to the Reinvestment Plan. Shareholders who do not participate in the Reinvestment Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street name or other nominee name, then to the nominee) by the Reinvestment Plan Agent, which serves as agent for the shareholders in administering the Reinvestment Plan.

After the Funds declare a dividend or determine to make a capital gain distribution, the Reinvestment Plan Agent will acquire shares for the participants’ accounts, depending upon the following circumstances, either (i) through receipt of unissued but authorized shares from the Funds (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market or on the Fund’s primary exchange (“open-market purchases”). If, on the dividend payment date, the net asset value per share (“NAV”) is equal to or less than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market premium”), the Reinvestment Plan Agent will invest the dividend amount in newly issued shares acquired on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the dividend payment date, the dollar amount of the dividend will be divided by 95% of the market price on the dividend payment date. If, on the dividend payment date, the NAV is greater than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market discount”), the Reinvestment Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. If the Reinvestment Plan Agent is unable to invest the full dividend amount in open-market purchases, or if the market discount shifts to a market premium during the purchase period, the Reinvestment Plan Agent will invest any un-invested portion in newly issued shares. Investments in newly issued shares made in this manner would be made pursuant to the same process described above and the date of issue for such newly issued shares will substitute for the dividend payment date.

Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

The Reinvestment Plan Agent’s fees for the handling of the reinvestment of dividends and distributions will be paid by each Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Reinvestment Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

Each Fund reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants in the Reinvestment Plan. However, each Fund reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants. Participants that request a sale of shares are subject to a $2.50 sales fee and a $0.15 per share fee. Per share fees include any applicable brokerage commissions the Reinvestment Plan Agent is required to pay. AII correspondence concerning the Reinvestment Plan should be directed to Computershare Trust Company, N.A. through the internet at www.computershare.com/investor, or in writing to Computershare, P.O. Box 43078, Providence, RI 02940-3078, Telephone: (800) 699-1236. Overnight correspondence should be directed to the Reinvestment Plan Agent at 250 Royall Street Canton, MA 02021.

ANNUAL REPORT	OCTOBER 31, 2012	95

Officers and Directors

Name, Address and Year of Birth	Position(s) Held with Funds	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Directors[1]
Richard E. Cavanagh 55 East 52nd Street New York, NY 10055 1946	Chairman of the Board and Director	Since 2007	Trustee, Aircraft Finance Trust from 1999 to 2009; Director The Guardian Life Insurance Company of America since 1998; Director, Arch Chemical (chemical and allied products) from 1999 to 2011; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Adjunct Lecturer, Harvard University since 2007; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.	96 RICs consisting of 92 Portfolios	None
Karen P. Robards 55 East 52nd Street New York, NY 10055 1950	Vice Chairperson of the Board, Chairperson of the Audit Committee and Director	Since 2007	Partner of Robards & Company, LLC (financial advisory firm) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Director of Care Investment Trust, Inc. (health care real estate investment trust) from 2007 to 2010; Investment Banker at Morgan Stanley from 1976 to 1987.	96 RICs consisting of 92 Portfolios	AtriCure, Inc. (medical devices)
Michael J. Castellano 55 East 52nd Street New York, NY 10055 1946	Director and Member of the Audit Committee	Since 2011	Managing Director and Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religious (non-profit) since 2009; Director, National Advisory Board of Church Management at Villanova University since 2010.	96 RICs consisting of 92 Portfolios	None
Frank J. Fabozzi 55 East 52nd Street Nevv York, NY 10055 1948	Director and Member of the Audit Committee	Since 2007	Editor of and Consultant for The Journal of Portfolio Management since 1986; Professor of Finance, EDHEC Business School since 2011; Professor in the Practice of Finance and Becton Fellow, Yale University School of Management from 2006 to 2011; Adjunct Professor of Finance and Becton Fellow, Yale University from 1994 to 2006.	96 RICs consisting of 92 Portfolios	None
Kathleen F. Feldstein 55 East 52nd Street New York, NY 10055 1941	Director	Since 2007	President of Economics Studies, Inc. (private economic consulting firm) since 1987; Chair, Board of Trustees, McLean Hospital from 2000 to 2008 and Trustee Emeritus thereof since 2008; Member of the Board of Partners Community Healthcare, Inc. from 2005 to 2009; Member of the Corporation of Partners Healthcare since 1995; Trustee, Museum of Fine Arts, Boston since 1992; Member of the Visiting Committee to the Harvard University Art Museum since 2003; Director, Catholic Charities of Boston since 2009.	96 RICs consisting of 92 Portfolios	The McClatchy Company (publishing); BellSouth (telecommunications); Knight Ridder (publishing)
Jemes T. FIynn 55 East 52nd Street New York, NY 10055 1939	Director and Member of the Audit Committee	Since 2007	Chief Financial Officer of JP Morgan & Co., Inc. from 1990 to 1995.	96 RICs consisting of 92 Portfolios	None
Jerrold B. Harris 55 East 52nd Street New York, NY 10055 1942	Director	Since 2007	Trustee, Ursinus College since 2000; Director, Troemner LLC (scientific equipment) since 2000; Director of Delta Waterfowl Foundation since 2001; President and Chief Executive Officer, VWR Scientific Products Corporation from 1990 to 1999.	96 RICs consisting of 92 Portfolios	BlackRock Kelso Capital Corp. (business development company)
R. Glenn Hubbard 55 East 52nd Street New York, NY 10055 1958	Director	Since 2007	Dean, Columbia Business School since 2004; Columbia faculty member since 1988; Co-Director, Columbia Business School’s Entrepreneurship Program from 1997 to 2004; Chairman, U.S. Council of Economic Advisers under the President of the United States from 2001 to 2003; Chairman, Economic Policy Committee of the OECD from 2001 to 2003.	96 RICs consisting of 92 Portfolios	ADP (data and information services); KKR Financial Corporation (finance); Metropolitan Life Insurance Company (insurance)

96	ANNUAL REPORT	OCTOBER 31, 2012

Officers and Directors (continued)

Name, Address and Year of Birth	Position(s) Held with Funds	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Directors[1]
W. Carl Kester 55 East 52nd Street New York, NY 10055 1951	Director and Member of the Audit Committee	Since 2007	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School; Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Department, Harvard Business School, from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program of Harvard Business School from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	96 RICs consisting of 92 Portfolios	None

[1]   Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The maximum age limitation may be waived as to any Director by action of a majority of the Directors upon finding good cause thereof. In 2011 and 2012, the Board of Directors unanimously approved extending the mandatory retirement age for James T. Fiynn by additional one-year periods, which the Board believes would be in the best interest of shareholders.

[2]    Date shown is the earliest date a person has served for the Funds covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (‘BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new Fund boards in 2007. As a result, although the chart shows certain Directors as joining the Funds’ board in 2007, each Director first became a member of the board of other legacy MLIM or legacy BlackRock Funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; Kathleen F. Feldstein, 2005; James T. Fiynn, 1996; Jerrold B. Harris, 1999; R. Glenn Hubbard, 2004; W. Carl Kester, 1995 and Karen P. Robards, 1998.

Interested Directors[3]
Paul L. Audet 55 East 52nd Street New York, NY 10055 1953	Director	Since 2011	Senior Managing Director of BlackRock and Head of U.S. Mutual Funds since 2011; Chair of the U.S. Mutual Funds Committee reporting to the Global Executive Committee since 2011; Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.	158 RICs consisting of 277 Portfolios	None
Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Director	Since 2007	Consultant, BlackRock, from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007; Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	158 RICs consisting of 277 Portfolios	None

[3]   Mr. Audet is an “interested person,” as defined in the 1940 Act, of the Funds based on his position with BlackRock and its affiliates. Mr. Gabbay is an “interested person” of the Funds based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet and Mr. Gabbay are also Directors of the BlackRock registered open-end funds. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The maximum age limitation may be waived as to any Director by action of a majority of the Directors upon finding good cause thereof.

ANNUAL REPORT	OCTOBER 31, 2012	97

Officers and Directors (concluded)

Name, Address and Year of Birth	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past Five Years
Officers[1]
John M. Perlowskl 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	Since 2011	Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Administration since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.
Anne Ackerley 55 East 52nd Street New York, NY 10055 1962	Vice President	Since 2007[2]	Managing Director of BlackRock since 2000; Chief Marketing Officer of BlackRock since 2012; President and Chief Executive Officer of the BlackRock-advised funds from 2009 to 2011; Vice President of the BlackRock-advised funds from 2007 to 2009; Chief Operating Officer of BlackRock’s Global Client Group since 2009 to 2012; Chief Operating Officer of BlackRock’s U.S. Retail Group from 2006 to 2009; Head of BlackRock’s Mutual Fund Group from 2000 to 2006.
Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009	Managing Director of BlackRock since 2010; Director of BlackRock from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009; and Co-head thereof from 2007 to 2009; Vice President of BlackRock from 2005 to 2008.
Robert W. Crothers 55 East 52nd Street New York, NY 10055 1981	Vice President	Since 2012	Director of BlackRock since 2011; Vice President of BlackRock from 2008 to 2010; Associate of BlackRock from 2006 to 2007.
Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2007	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2007	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of BlackRock since 2005.
Janey Ahn 55 East 52nd Street New York, NY 10055 1975	Secretary	Since 2012	Director of BlackRock since 2009; Vice President of BlackRock from 2008 to 2009; Assistant Secretary of the Funds from 2008 to 2012; Associate at Willkie Farr & Gallagher LLP from 2006 to 2008.
[1] Officers of the Funds serve at the pleasure of the Board.
2 Ms. Ackerley was President and Chief Executive Officer from 2009 to 2011.

Investment Advisor BlackRock Advisors, LLC Wilmington, DE 19809	Custodian and Accounting Agent State Street Bank and Trust Company Boston, MA 02110	Transfer Agent Common Shares Computershare Trust Company, N.A. Canton, MA 02021	Legal Counsel Skadden, Arps, Slate, Meagher & Flom LLP New York, NY 10036	Address of the Funds 100 Bellevue Parkway Wilmington, DE 19809

Sub-Advisor BlackRock Financial Management, Inc. New York, NY 10022		Independent Registered Public Accounting Firm Deloitte & Touche LLP Boston, MA 02116

Effective May 22, 2012, Robert W. Crothers became Vice President of the Funds.

Effective May 22, 2012, Ira P. Shapiro resigned as Secretary of the Funds and
Janey Ahn became Secretary of the Funds.

98	ANNUAL REPORT	OCTOBER 31, 2012

Additional Information

Proxy Results

The Annual Meeting of Shareholders was held on July 27, 2012 for shareholders of record on May 31, 2012 to elect director nominees for each Fund. There were no broker non-votes with regard to any of the Funds.

Approved the Class II Directors as follows:

	Frank J. Fabozzi			James T. Flynn			Karen P. Robards
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
BPP	16,642,341	386,832	0	16,639,694	389,479	0	16,643,117	386,056	0
BTZ	47,475,603	861,126	0	47,450,079	886,650	0	47,485,849	850,880	0
BGT	21,746,227	437,173	0	21,745,405	437,995	0	21,733,300	450,100	0

For the Funds listed above, Directors whose term of office continued after the Annual Meeting of Shareholders because they were not up for election are Paul L. Audet, Michael J. Castellano, Richard E. Cavanagh, Kathleen F. Feldstein, Henry Gabbay, Jerrold B. Harris, R. Glenn Hubbard and W. Carl Kester.

Approved the Directors as follows:

	Paul L. Audet			Michael J. Castellano			Richard E. Cavanagh
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
PSW	9,594,684	240,381	0	9,610,688	224,377	0	9,610,702	224,363	0
PSY	38,782,507	765,107	0	38,775,680	771,934	0	38,762,093	785,521	0
	Frank J. Fabozzi			Kathleen F. Feldstein			James T. Flynn
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
PSW	9,608,835	226,230	0	9,559,115	275,950	0	9,580,891	254,174	0
PSY	38,780,984	766,630	0	38,691,252	856,362	0	38,690,251	857,363	0
	Henry Gabbay			Jerrold B. Harris			R. Glenn Hubbard
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
PSW	9,607,564	227,501	0	9,588,879	246,186	0	9,605,164	229,901	0
PSY	38,769,799	777,815	0	38,737,932	809,682	0	38,737,471	810,143	0
	W. Carl Kester			Karen P. Robards
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
PSW	9,610,822	224,243	0	9,601,795	233,270	0
PSY	38,776,999	770,615	0	38,792,136	755,478	0

Fund Certification

Each Fund is listed for trading on the NYSE and has filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Funds filed with the SEC the certification of its chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

Dividend Policy

The Funds’ dividend policy is to distribute all or a portion of their net investment income to their shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Funds may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Funds for any particular month may be more or less than the amount of net investment income earned by the Funds during such month. The Funds’ current accumulated but undistributed net investment income, if any, is disclosed in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

ANNUAL REPORT	OCTOBER 31, 2012	99

Additional Information (continued)

General Information

On July 29, 2010, the Manager announced that a derivative complaint had been filed by Roy Curbow and other plaintiffs, including shareholders of PSY and BTZ on July 27, 2010 in the Supreme Court of the State of New York, New York County. The complaint names the Manager, BlackRock, Inc. and certain of the directors, officers and portfolio managers of PSY and BTZ as defendants. The complaint alleges, among other things, that the parties named in the complaint breached fiduciary duties owed to PSY and BTZ and their Common Shareholders by redeeming auction-market preferred shares, auction rate preferred securities, auction preferred shares and auction rate securities (collectively, “AMPS”) at their liquidation preference. The complaint seeks unspecified damages for losses purportedly suffered by PSY and BTZ as a result of the prior redemptions and injunctive relief preventing PSY and BTZ from redeeming AMPS at their liquidation preference in the future. On March 15, 2012, the Supreme Court of the State of New York, New York County entered an order consolidating the above-referenced derivative complaint with another derivative complaint, containing almost identical allegations, already pending in that court. The court on March 15, 2012, also granted plaintiffs permission to file an amended complaint. On April 16, 2012, the plaintiffs filed a Consolidated Shareholder Derivative Complaint. Defendants moved to dismiss the consolidated shareholder derivative complaint on July 20, 2012. Plaintiffs on September 14, 2012 moved to hold the defendants’ motion to dismiss in abeyance and allow plaintiffs limited discovery of the Demand Review Committee of the Board of Directors, including depositions of its members and documents upon which they relied. Defendants filed a response on October 26, 2012, and plaintiffs filed a reply on November 20, 2012. The Manager, BlackRock, Inc. and the other defendants named in the complaint believe that the claims asserted in the complaint are without merit and intend to vigorously defend themselves in the litigation.

On November 15, 2010, the Manager announced the intention to redeem all of the outstanding AMPS issued by five of its taxable closed-end funds: PSW, PSY, BPP, BTZ, and BGT. All such outstanding AMPS were subsequently redeemed. The redemptions encompass all remaining taxable AMPS issued by BlackRock closed-end funds and total approximately $569 million. The AMPS were redeemed with available cash or proceeds from reverse repurchase agreement financing or a credit facility on a fund-by-fund basis and, in each case, the refinancing resulted in a lower cost of financing for each fund under then-existing market conditions.

In exchange for the shareholder plaintiff’s agreement to withdraw a previously filed motion for preliminary injunction enjoining any further redemptions of AMPS, each of these funds agreed to provide the plaintiffs in those actions with 30 days prior notice of any additional redemptions. On November 24, 2010, the Manager announced that counsel for the plaintiffs filed a motion for a preliminary injunction enjoining PSY and BTZ from redeeming outstanding AMPS pending final resolution of the underlying shareholder derivative suit. On December 23, 2010, the court denied plaintiffs’ motion for a preliminary injunction.

On June 3, 2011, a putative class action lawsuit was brought by Hinda Wachtel against PSY, certain former and current Directors of PSY, BlackRock, Inc., and certain other financial institutions in the Circuit Court for Baltimore City. The complaint alleged that the redemptions at par of certain AMPS issued by PSY constituted a breach of the fiduciary duties purportedly owed to the common shareholders of PSY; that PSY allegedly aided and abetted breaches of fiduciary duties by the Directors; and that PSY, BlackRock, Inc., and others were unjustly enriched. The Complaint requested a declaratory judgment that PSY aided and abetted breaches of fiduciary duties by the Directors and that PSY, BlackRock, Inc. and certain other financial institutions were unjustly enriched; sought to enjoin BlackRock, Inc. from serving as investment adviser to PSY or otherwise earning fees for services rendered to PSY; and claimed unquantified damages, attorneys’ fees, interest and punitive damages. On June 5, 2012, the plaintiff voluntarily dismissed the complaint without prejudice.

On June 9, 2011, a putative class action lawsuit was brought by Sydell Protas against BTZ, certain former and current Directors of BTZ, BlackRock, Inc., and certain other financial institutions, in the Court of Chancery of the State of Delaware. On August 31, 2011, Plaintiff filed an “Amended Verified Derivative and Class Action Complaint” (the “Amended Complaint”), which purported to assert certain of the claims derivatively on behalf of BTZ and certain of the claims directly as class claims. The Amended Complaint alleged that the redemptions at par of certain AMPS issued by BTZ constituted a breach of the fiduciary duties purportedly owed to the common shareholders of BTZ; that BTZ allegedly aided and abetted breaches of fiduciary duties by the Directors; and that BTZ, BlackRock, Inc., and others were unjustly enriched. The Amended Complaint requested a declaratory judgment that BTZ aided and abetted breaches of fiduciary duties by the Directors and that BTZ, BlackRock, Inc. and certain other financial institutions were unjustly enriched; sought to enjoin BlackRock, Inc. from serving as investment adviser to BTZ or otherwise earning fees for services rendered to BTZ; and claimed unquantified damages, attorneys’ fees, interest and punitive damages. On May 4, 2012, the court dismissed the Amended Complaint with prejudice. On June 4, 2012, the Plaintiff appealed the Delaware Chancery Courts decision to the Delaware Supreme Court. On July 23, 2012, Plaintiff voluntarily dismissed her appeal.

On February 9, 2012, the Board of BPP approved the removal of BPP’s non-fundamental investment policy requiring that swaps may only be entered into with counterparties that are rated either A or A-1 or better by S&P or Fitch, or A or P-1 or better by Moody’s. As a result of this investment policy change, BPP may enter into swaps with any counterparties approved by the Manager. Such counterparties may entail a greater degree of credit risk or risk of nonperformance than counterparties rated either A or A-1 or better by S&P or Fitch, or A or P-1 or better by Moody’s. The Manager will seek to minimize BPP’s exposure to counterparty risk by entering into swaps with counterparties the Manager believes to be creditworthy at the time they enter into such transactions. To the extent BPP engages in swaps, shareholders of BPP will be dependent on the analytical ability of the Manager to evaluate the credit quality of counterparties to such transactions. In the event of the insolvency of a counterparty, BPP may not be able to recover its assets, in full or at all, during the insolvency process. In addition, counterparties to investments may have no obligation to make markets in such investments and may

100	ANNUAL REPORT	OCTOBER 31, 2012

Additional Information (continued)

General Information (continued)

have the ability to apply essentially discretionary margin and credit requirements. The foregoing investment policy amendment will not alter BPP’s investment objective.

On November 2, 2012, shareholders of PSW and PSY approved removing PSW’s and PSY’s investment policies requiring each Fund to invest at least 25% of its total assets in the industries comprising the financial services sector. Shareholders of PSW and PSY also approved amending each Fund’s fundamental investment restriction regarding industry concentration to reflect the removal of such policy. Each of PSW’s and PSY’s fundamental investment restriction regarding industry concentration as amended is set forth below:

PSW and PSY may not: “Invest more than 25% of its total assets (taken at market value at the time of each investment) in the securities of issuers in any one industry; provided that this limitation shall not apply with respect to obligations issued or guaranteed by the U.S. government or by its agencies or instrumentalities.”

On November 2, 2012, shareholders of BPP and BTZ approved removing BPP’s and BTZ’s investment policies requiring each Fund to invest at least 25% of its Managed Assets in securities of companies principally engaged in providing financial services. “Managed Assets” as used in the foregoing means the total assets of the Fund (including any assets attributable to any preferred shares or borrowings that may be outstanding) minus the sum of the accrued liabilities (other than debt representing financial leverage). Shareholders of BPP and BTZ also approved amending each Fund’s fundamental investment restriction regarding industry concentration to reflect the removal of such policy.

BPP’s fundamental investment restriction regarding industry concentration as amended is set forth below.

BPP may not: “Invest more than 25% of its Managed Assets in securities of issuers in any one industry; provided, however, that such limitation shall not apply to obligations issued or guaranteed by the U.S. Government or by its agencies or instrumentalities.”

BTZ’s fundamental investment restriction regarding industry concentration as amended is set forth below.

BTZ may not: “Invest 25% or more of the value of its total assets in securities of issuers in any one industry; provided, however, that such limitation shall not apply to obligations issued or guaranteed by the U.S. Government or by its agents or instrumentalities.”

As of December 10, 2012, the effective date of the reorganizations of PSW, PSY and BPP with BTZ, shareholders of PSW, PSY and BPP will be shareholders of BTZ and subject to the investment policies and restrictions of BTZ.

The Funds do not make available copies of their Statements of Additional Information because the Funds’ shares are not continuously offered, which means that the Statement of Additional Information of each Fund has not been updated after completion of the respective Fund’s offerings and the information contained in each Fund’s Statement of Additional Information may have become outdated.

During the period, except as noted above, there were no material changes in the Funds’ investment objectives or policies or to the Funds’ charters or by-laws that would delay or prevent a change of control of the Funds that were not approved by the shareholders or in the principal risk factors associated with investment in the Funds. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Funds’ portfolios.

Quarterly performance, semi-annual and annual reports and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Electronic copies of most financial reports are available on the Funds’ websites or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports by enrolling in the Funds’ electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor to enroll. Please note that not all investment advisors, banks or brokerages may offer this service.

Householding

The Funds will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

ANNUAL REPORT	OCTOBER 31, 2012	101

Additional Information (concluded)

General Information (concluded)

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended

June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Availability of Fund Updates

BlackRock will update performance and certain other data for the Funds on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com. Investors and others are advised to periodically check the website for updated performance information and the release of other material information about the Funds. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Section 19(a) Notices

The reported amounts and sources of distributions are estimates and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Each Fund will provide a Form 1099-DIV each calendar year that will explain the character of these dividends and distributions for federal income tax purposes.

October 31, 2012

	Total Fiscal Year-to-Date Cumulative Distributions by Character				Percent of Fiscal Year-to-Date Cumulative Distributions by Character
	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Common Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Common Share
BTZ	$0.937607	—	$0.002393	$0.940000	99%	—	1%	100%

The Fund estimates that it has distributed more than the amount of earned income and net realized gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

102	ANNUAL REPORT	OCTOBER 31, 2012

This report is transmitted to shareholders only. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Funds leverage their Common Shares, which creates risk for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of Common Shares, and the risk that fluctuations in short-term interest rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

#CE-CAFRI-5-10/12-AR

Item 2 –	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 –	Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Frank J. Fabozzi

James T. Flynn

W. Carl Kester

Karen P. Robards

The registrant’s board of directors has determined that W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to Item 3(c)(4) of Form N-CSR.

Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester’s financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Credit Allocation Income Trust I, Inc.	$41,600	$41,200	$4,100	$3,500	$18,600	$8,800	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,970,000	$3,030,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services includes tax compliance, tax advice and tax planning.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval

(e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Credit Allocation Income Trust I, Inc.	$22,700	$13,300

Additionally, SSAE 16 Review (Formerly, SAS No. 70) fees for the current and previous fiscal years of $2,970,000 and $3,030,000, respectively, were billed by D&T to the Investment Adviser.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser, and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants

(a)	The following individuals are members of the registrant’s separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Michael Castellano

Frank J. Fabozzi

James T. Flynn

W. Carl Kester

Karen P. Robards

(b)	Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund’s portfolio securities to the Investment Adviser pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – as of October 31, 2012.

(a)(1)	The Fund is managed by a team of investment professionals comprised of Jeff Cucunato, Managing Director at BlackRock, Mitchell S. Garfin, Managing Director at BlackRock and Stephan Bassas, Director at BlackRock. Messrs. Cucunato, Bassas and Garfin are the Fund’s portfolio managers and are responsible for the day-to-day management of the Fund’s portfolio and the selection of its investments. Messrs. Cucunato, Bassas and Garfin have been members of the Fund’s portfolio management team since 2011.

Portfolio Manager	Biography
Jeffrey Cucunato	Managing Director of BlackRock since 2005.
Mitchell S. Garfin	Managing Director of BlackRock since 2009; Director of BlackRock from 2005 to 2008.
Stephan Bassas	Director of BlackRock since 2006.

(a)(2) As of October 31, 2012:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Jeffrey Cucunato	5	11	70	0	0	2
	$2.24 Billion	$4.33 Billion	$37.67 Billion	$0	$0	$817.5 Million
Mitchell Garfin	16	5	24	0	0	4
	$13.37 Billion	$7.87 Billion	$7.14 Billion	$0	$0	$555.5 Million
Stephan Bassas	3	17	71	0	0	2
	$1.3 Billion Billion	$11.7 Billion	$40.36 Billion	$0	$0	$817.5 Million

(iv)	Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, Inc., its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, Inc., or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock, Inc.’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock, Inc. or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that Messrs. Cucunato and Bassas may be managing certain hedge fund and/or long only accounts, or may be part of a team managing certain hedge fund and/or long only accounts, subject to incentive fees. Messrs. Cucunato and Bassas may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock, Inc. has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

(a)(3) As of October 31, 2012:

Portfolio Manager Compensation Overview

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Fund and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are:

Portfolio Manager	Applicable Benchmarks
Jeffrey Cucunato Stephen Bassas	A combination of market-based indices (e.g., Barclays Capital Long Government/Credit Index), certain customized indices and certain fund industry peer groups
Mitchell Garfin	A combination of market-based indices (e.g., The Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index), certain customized indices and certain fund industry peer groups.

Distribution of Discretionary Incentive Compensation

Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. For some portfolio managers, discretionary incentive compensation is also distributed in deferred cash awards that notionally track the returns of select BlackRock investment products they manage and that vest ratably over a number of years. The BlackRock, Inc. restricted stock units, upon vesting, will be settled in BlackRock, Inc. common stock. Typically, the cash portion of the discretionary incentive compensation, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of discretionary incentive compensation in BlackRock stock puts compensation earned by a portfolio manager for a given year “at risk”

based on BlackRock’s ability to sustain and improve its performance over future periods. Providing a portion of discretionary incentive compensation in deferred cash awards that notionally track the BlackRock investment products they manage provides direct alignment with investment product results.

Long-Term Incentive Plan Awards — From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance. Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock. Messrs. Cucunato, Bassas and Garfin have each received long-term incentive awards.

Deferred Compensation Program — A portion of the compensation paid to eligible BlackRock employees may be voluntarily deferred at their election for defined periods of time into an account that tracks the performance of certain of the firm’s investment products. All of the eligible portfolio managers have participated in the deferred compensation program.

Other Compensation Benefits

In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following incentive savings plans. BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the IRS limit ($250,000 for 2012). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into an index target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the Purchase Date. Messrs. Cucunato, Bassas and Garfin are each eligible to participate in these plans.

(a)(4) Beneficial Ownership of Securities – As of October 31, 2012.

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
Jeffrey Cucunato	None
Mitchell Garfin	None
Stephan Bassas	None

(b)	Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.
(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Credit Allocation Income Trust I, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski Chief Executive Officer (principal executive officer) of BlackRock Credit Allocation Income Trust I, Inc.

Date: January 7, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of BlackRock Credit Allocation Income Trust I, Inc.

Date: January 7, 2013

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of BlackRock Credit Allocation Income Trust I, Inc.

Date: January 7, 2013